File Nos. 2-86008
                                                                        811-3828

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           |X|

            Pre-Effective Amendment No. __                              |_|


            Post-Effective Amendment No. 40                             |X|


      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   |X|


            Amendment No. 39                                            |X|


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                      SELIGMAN MUNICIPAL FUND SERIES, INC.
               (Exact name of registrant as specified in charter)

--------------------------------------------------------------------------------

                    100 PARK AVENUE, NEW YORK, NEW YORK 10017
                    (Address of principal executive offices)

--------------------------------------------------------------------------------

                 Registrant's Telephone Number: 212-850-1864 or
                             Toll-Free: 800-221-2450

--------------------------------------------------------------------------------

                          LAWRENCE P. VOGEL, Treasurer
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

--------------------------------------------------------------------------------
              It is proposed that this filing will become effective
                          (check the appropriate box).

|_|   immediately upon filing pursuant to paragraph (b)


|_|   on (date) pursuant to paragraph (b)


|_|   75 days after filing pursuant to paragraph (a)(2)


|X|   on January 30, 2004 pursuant to paragraph (a)(1)


|_|   60 days after filing pursuant to paragraph (a)(1)

|_|   on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                     PROSPECTUS

                                                               February 2, 2004

Seligman
Municipal Funds
Seeking Income Exempt From Regular Income Tax

.. Seligman Municipal Fund Series, Inc.

.. Seligman Municipal Series Trust

.. Seligman New Jersey Municipal Fund, Inc.

.. Seligman Pennsylvania Municipal Fund Series

The Securities and Exchange Commission has neither approved nor disapproved these Funds, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in these Funds or any other fund cannot provide a complete investment program. The suitability of an investment in a Fund should be evaluated based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult your financial advisor to determine if one or more of these Funds is suitable for you.


MUNI-1 2/2004

                                  managed by

                                  [LOGO] J&WS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED
                               ESTABLISHED 1864

Table of Contents

THE FUNDS
A discussion of the investment strategies, risks, performance and expenses of the Funds.
      Overview of the Funds.............................................................   1
      National Fund.....................................................................   4
      California High-Yield Fund........................................................   7
      California Quality Fund...........................................................  10
      Colorado Fund.....................................................................  13
      Florida Fund......................................................................  16
      Georgia Fund......................................................................  19
      Louisiana Fund....................................................................  22
      Maryland Fund.....................................................................  25
      Massachusetts Fund................................................................  28
      Michigan Fund.....................................................................  31
      Minnesota Fund....................................................................  34
      Missouri Fund.....................................................................  37
      New Jersey Fund...................................................................  40
      New York Fund.....................................................................  43
      North Carolina Fund...............................................................  46
      Ohio Fund.........................................................................  49
      Oregon Fund.......................................................................  52
      Pennsylvania Fund.................................................................  55
      South Carolina Fund...............................................................  58
      Management of the Funds...........................................................  61
SHAREHOLDER INFORMATION
      Deciding Which Class of Shares to Buy.............................................  65
      Pricing of Fund Shares............................................................  67
      Opening Your Account..............................................................  67
      How to Buy Additional Shares......................................................  68
      How to Exchange Shares Among the Seligman Mutual Funds............................  69
      How to Sell Shares................................................................  69
      Important Policies That May Affect Your Account...................................  71
      Dividends and Capital Gain Distributions..........................................  72
      Taxes.............................................................................  73
FINANCIAL HIGHLIGHTS....................................................................  74
HOW TO CONTACT US....................................................................... 103
FOR MORE INFORMATION............................................................. back cover


The Funds

OVERVIEW OF THE FUNDS

This Prospectus contains information about four separate funds, which together offer 19 investment options:

Seligman Municipal Fund Series, Inc. offers the following 13 Funds:

NATIONAL FUND              MINNESOTA FUND
COLORADO FUND              MISSOURI FUND
GEORGIA FUND               NEW YORK FUND
LOUISIANA FUND             OHIO FUND
MARYLAND FUND              OREGON FUND
MASSACHUSETTS FUND         SOUTH CAROLINA FUND
MICHIGAN FUND

Seligman Municipal Series Trust offers the following four Funds:

                 CALIFORNIA HIGH-YIELD FUND FLORIDA FUND
                 CALIFORNIA QUALITY FUND    NORTH CAROLINA FUND

Seligman New Jersey Municipal Fund, Inc. (NEW JERSEY FUND)

Seligman Pennsylvania Municipal Fund Series (PENNSYLVANIA FUND)

INVESTMENT OBJECTIVES

Each Fund has its own investment objective. You should read the discussion of a particular Fund, in addition to the information below, before making an investment decision about that Fund.

The Seligman Municipal Funds seek to provide income exempt from regular federal income taxes and, as applicable, regular state and local personal income taxes.

The Funds are managed for total return, which means, in addition to income considerations, the Funds (except the Pennsylvania Fund) look to enhance portfolio returns by pursuing opportunities for capital appreciation. The Pennsylvania Fund does not pursue capital appreciation as one of its objectives. At all times, safety of principal is a primary concern of all of the Funds. However, there is no guarantee that the Funds will achieve their objectives.

PRINCIPAL INVESTMENT STRATEGIES

Each Fund also has its own investment strategies and risks.

Each Fund normally invests at least 80% of its net assets in municipal securities that pay interest that is exempt from regular federal income taxes and (except the National Fund) regular personal income taxes in its respective state. This principal investment strategy is fundamental and may be changed only with shareholder approval. Income may be subject to the federal alternative minimum tax and, where applicable, state alternative minimum tax.


  ALTERNATIVE MINIMUM TAX (AMT):

  A tax imposed on certain types of income to ensure that all taxpayers pay at least a minimum amount of taxes.


Municipal securities are issued by state and local governments, their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia. Municipal securities are issued to obtain funds to finance various public or private projects, to meet general expenses, and to refinance outstanding debt.

The Funds use a top-down method of selecting securities to purchase. This means the investment manager analyzes the current interest rate environment and trends in the municipal market to formulate investment strategies before selecting individual securities for each Fund. The investment manager determines the appropriate cash positions, quality parameters, market sectors, and bond duration, and then uses in-depth credit analysis to evaluate individual securities considered for purchase.

Portfolio holdings are continually monitored to identify securities which should be sold as a result of a deterioration in credit quality. A Fund may also sell a security when there is a better investment opportunity available in the market.

The Funds (except the California High-Yield Fund) will purchase only investment-grade municipal securities, defined as those issues rated in the four highest rating categories by independent rating agencies at the time of purchase. The Funds may also purchase non-rated securities if, based on credit analysis, the investment manager believes that they are of comparable quality to investment-grade securities.

Under normal market conditions, the Funds will invest in longer maturity bonds (typically, bonds with maturities in excess of ten years). However, a Fund may shorten or lengthen maturities to achieve its objective.

A Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent that Fund from achieving its objective.

A Fund's investment objective may be changed only with shareholder approval. Except as otherwise noted, the principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

PRINCIPAL RISKS
Below is a description of investment risks that apply to the Funds. More specific risks that apply to individual Funds are included in the individual Fund descriptions in the pages that follow.

The value of your investment in a Fund will fluctuate with fluctuations in the value of the Fund's investment portfolio. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.


The principal factors that may affect the value of a Fund's portfolio are changes in interest rates and the creditworthiness of a Fund's portfolio holdings, as described below:


Interest rate risk. Changes in market interest rates will affect the value of securities held by a Fund's investment portfolio. Generally, the market value of a municipal bond moves in the opposite direction of interest rates: the market value decreases when interest rates rise and increases when interest rates decline. A Fund's net asset value per share moves in the same direction as the market value of the Fund's securities holdings. Therefore, if interest rates rise, you should expect a Fund's net asset value per share to fall, and if interest rates decline, you should expect a Fund's net asset value to rise.

Additionally, longer maturity bonds, like those held by the Funds, are generally more sensitive to changes in interest rates. Each Fund's strategy of investing in longer maturity bonds could subject its portfolio holdings to a greater degree of market price volatility.

In a declining interest rate environment, portfolio holdings that are close to maturity or are subject to call by the issuer may be disadvantageous to a Fund. Proceeds of matured or called bonds may be reinvested at lower yields, which could affect the level of income a Fund generates.

Credit risk. A municipal bond issue could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable municipal securities. Many states and municipalities are currently facing budget shortfalls and other problems as a result of the recent economic downturn. The failure to address these problems in a satisfactory manner could affect a state's or municipality's credit quality and result in downgrading or a decline in a security's market value. Credit risk also includes the risk that an issuer of a municipal bond would be unable to make interest and principal payments. Further, revenue bonds held by a Fund may be downgraded or may default on payment if revenues from their underlying facilities decline. If a Fund holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.

The investment manager seeks to minimize the credit risk inherent in municipal securities by performing its own in-depth credit analysis on every municipal security before purchase and by continuing to monitor all securities while they remain in each Fund's portfolio. Each Fund may purchase municipal bonds that are insured as to the payment of principal and interest. However, the Funds view insurance as an enhancement of quality, not as a substitute for it. A Fund will not purchase a bond unless the investment manager approves the underlying credit.

The Funds are also subject to the following risks:

Concentration risk. Each Fund (except the National Fund) invests in municipal securities issued by a single state and its municipalities. Specific events or factors affecting a particular state may have an impact on the municipal securities of that state without affecting the municipal market in general. These factors may include state or local legislation or policy changes, economic factors, natural disasters and the possibility of credit problems. The Funds seek to minimize this risk by diversifying investments within the state. In addition, each Fund is subject to certain investment restrictions limiting the amount of its assets that can be invested in the securities of a single issuer.

Market risk. At times, market conditions could result in a lack of liquidity. The municipal market is an over-the-counter market, which means that the Funds purchase and sell portfolio holdings through municipal bond dealers. A Fund's ability to sell securities held in its portfolio is dependent on the willingness and ability of market participants to provide bids that reflect current market levels. Adverse market conditions could result in a lack of liquidity by reducing the number of ready buyers. Lower-rated securities may be less liquid than higher-rated securities. Further, if certain securities or market sectors represented in a Fund's portfolio do not perform as expected, that Fund's net asset value may decline.

An investment in any of the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PAST PERFORMANCE

Each Fund offers three Classes of shares. The performance information presented for each Fund provides some indication of the risks of investing in that Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of each Class compares to the Lehman Brothers Municipal Bond Index, a widely-used measure of municipal bond performance. Although each Fund's fiscal year ends on September 30, the performance information is provided on a calendar year basis to assist you in comparing the returns of the Funds with the returns of other mutual funds. How a Fund has performed in the past, before and after taxes, however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary among each Fund's Classes due to their different fees and expenses.

FEES AND EXPENSES

The fees and expenses table provided for each Fund summarizes the fees and expenses that you may pay as a shareholder of a Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from a Fund's assets and are therefore paid indirectly by you and other Fund shareholders.

Accompanying each Fund's fee and expense table is an example intended to help you compare the expenses of investing in that Fund with the expenses of investing in other mutual funds.


DISCUSSIONS OF EACH FUND BEGIN ON PAGE 4.

NATIONAL FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The National Fund seeks to maximize income exempt from regular federal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The National Fund uses the following investment strategies to pursue its investment objective:

The National Fund invests at least 80% of its net assets in municipal securities of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, and instrumentalities that are rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In respect of the National Fund's risks, please refer to the "Principal Risks" section on pages 2 and 3 of this Prospectus.

PAST PERFORMANCE


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

NATIONAL FUND

--------------------------------------------------------------------------------


CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS


                                    [CHART]

 1994    1995   1996    1997   1998    1999    2000   2001   2002   2003
 ----    ----   ----    ----   ----    ----    ----   ----   ----   ----
-9.95%  20.10%  3.33%  10.38%  5.66%  -5.24%  12.33%  3.53%  6.65%  5.04%


         Best calendar quarter return: 8.25% - quarter ended 3/31/95.



        Worst calendar quarter return: -8.20% - quarter ended 3/31/94.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/03



                                                                               CLASS C     CLASS D
                                                                                SINCE       SINCE
                                                            ONE   FIVE   TEN  INCEPTION   INCEPTION
                                                            YEAR  YEARS YEARS  5/27/99     2/1/94
-----------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------
Return before taxes                                         0.02% 3.29% 4.36%      n/a         n/a
-----------------------------------------------------------------------------------------------------
Return after taxes on distributions                         0.02  3.29  4.36       n/a         n/a
-----------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares 1.39  3.46  4.40       n/a         n/a
-----------------------------------------------------------------------------------------------------
CLASS C                                                     1.94   n/a   n/a    3.48%          n/a
-----------------------------------------------------------------------------------------------------
CLASS D                                                     2.97  3.39   n/a       n/a      3.84%
-----------------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                        5.31  5.83  6.03    6.23/(1)/   5.96/(2)/
-----------------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.

(1)From 5/28/99.

(2)From 1/31/94.

NATIONAL FUND

--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES                                                                      CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .35%        .35%    .35%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .95%       1.85%   1.85%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $567         $763         $  976         $1,586
---------------------------------------------------------------------
Class C         386          676          1,091          2,247
---------------------------------------------------------------------
Class D         288          582          1,001          2,169
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $567         $763         $  976         $1,586
---------------------------------------------------------------------
Class C         287          676          1,091          2,247
---------------------------------------------------------------------
Class D         188          582          1,001          2,169
---------------------------------------------------------------------

CALIFORNIA HIGH-YIELD FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The California High-Yield Fund seeks the maximum income exempt from regular federal income taxes and from the personal income taxes of California consistent with preservation of capital and with consideration given to capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The California High-Yield Fund uses the following investment strategies to pursue its investment objective:

The California High-Yield Fund invests at least 80% of its net assets in California municipal securities that are within any rating category, including securities rated below investment-grade or securities that are not rated.

In selecting securities to purchase, the investment manager may consider the current market conditions, the availability of lower-rated securities, and whether lower-rated securities offer yields high enough relative to yields on investment-grade securities to justify their higher risk.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the California High-Yield Fund is subject to the following risks:

.. Because the Fund invests primarily in the securities of California issuers, its performance may be affected by local, state, and regional factors including the possibility of credit problems, such as those resulting from the deregulation of electricity markets in 2001 and the 1994 bankruptcy of Orange County.

.. Because the Fund may invest in non-investment-grade bonds, it is subject to greater risk of loss of principal than funds that invest in higher-rated investment-grade bonds. The Fund may pay higher yields than funds that invest in investment-grade bonds, but at the same time, may experience greater volatility.

PAST PERFORMANCE


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

CALIFORNIA HIGH-YIELD FUND

--------------------------------------------------------------------------------


CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS


                                    [CHART]

  1994    1995   1996   1997    1998   1999    2000     2001  2002    2003
 ------  ------  -----  -----  -----  ------  ------   -----  -----   -----
 -2.79%  14.55%  5.52%  8.72%  6.18%  -5.26%  14.40%   4.60%  7.02%   4.63%



         Best calendar quarter return: 6.48% - quarter ended 3/31/95.



        Worst calendar quarter return: -2.34% - quarter ended 12/31/99.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/03



                                                                                 CLASS C     CLASS D
                                                                                  SINCE       SINCE
                                                             ONE    FIVE   TEN  INCEPTION   INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99     2/1/94
-------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------
Return before taxes                                         (0.34)% 3.89% 5.08%      n/a         n/a
-------------------------------------------------------------------------------------------------------
Return after taxes on distributions                         (0.37)  3.79  4.96       n/a         n/a
-------------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  1.24   3.93  4.99       n/a         n/a
-------------------------------------------------------------------------------------------------------
CLASS C                                                      1.62    n/a   n/a    4.03%          n/a
-------------------------------------------------------------------------------------------------------
CLASS D                                                      2.69   3.92   n/a       n/a      4.57%
-------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         5.31   5.83  6.03    6.23/(1)/   5.96/(2)/
-------------------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.

(1)From 5/28/99.

(2)From 1/31/94.

CALIFORNIA HIGH-YIELD FUND

--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES                                                                      CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES* (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .38%        .38%    .38%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .98%       1.88%   1.88%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.
 *Amounts do not reflect the effect of the voluntary expense reimbursement.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $570         $772         $  991         $1,619
---------------------------------------------------------------------
Class C         388          685          1,106          2,279
---------------------------------------------------------------------
Class D         291          591          1,016          2,201
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $570         $772         $  991         $1,619
---------------------------------------------------------------------
Class C         289          685          1,106          2,279
---------------------------------------------------------------------
Class D         191          591          1,016          2,201
---------------------------------------------------------------------

CALIFORNIA QUALITY FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The California Quality Fund seeks high income exempt from regular federal income taxes and from the personal income taxes of California consistent with preservation of capital and with consideration given to capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The California Quality Fund uses the following investment strategies to pursue its investment objective:

The California Quality Fund invests at least 80% of its net assets in California municipal securities that are within the three highest ratings of Moody's Investors Service (Moody's) (Aaa, Aa, or A) or Standard & Poor's Ratings Services (S&P) (AAA, AA, or A) on the date of purchase.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the California Quality Fund is subject to the following risk:

.. Because the Fund invests primarily in the securities of California issuers, its performance may be affected by local, state, and regional factors. These may include state or local legislation or policy changes, economic factors, natural disasters, and the possibility of credit problems, such as those resulting from the deregulation of electricity markets in 2001 and the 1994 bankruptcy of Orange County.

PAST PERFORMANCE


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

CALIFORNIA QUALITY FUND

--------------------------------------------------------------------------------


CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS


                                    [CHART]

  1994    1995   1996   1997   1998    1999    2000   2001    2002   2003
 ------  ------  -----  -----  -----  ------  ------  -----  -----  ------
 -8.30%  19.79%  3.91%  8.80%  6.26%  -6.10%  16.27%  4.34%  7.16%   4.02%


         Best calendar quarter return: 8.97% - quarter ended 3/31/95.



        Worst calendar quarter return: -6.63% - quarter ended 3/31/94.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/03



                                                                                 CLASS C     CLASS D
                                                                                  SINCE       SINCE
                                                             ONE    FIVE   TEN  INCEPTION   INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99     2/1/94
-------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------
Return before taxes                                         (0.86)% 3.86% 4.78%      n/a         n/a
-------------------------------------------------------------------------------------------------------
Return after taxes on distributions                         (0.86)  3.77  4.62       n/a         n/a
-------------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.78   3.87  4.68       n/a         n/a
-------------------------------------------------------------------------------------------------------
CLASS C                                                      0.93    n/a   n/a    4.23%          n/a
-------------------------------------------------------------------------------------------------------
CLASS D                                                      1.96   3.94   n/a       n/a      4.25%
-------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         5.31   5.83  6.03    6.23/(1)/   5.96/(2)/
-------------------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.

(1)From 5/28/99.

(2)From 1/31/94.

CALIFORNIA QUALITY FUND

--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES                                                                      CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .33%        .33%    .33%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .93%       1.83%   1.83%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $565         $757         $  965         $1,564
---------------------------------------------------------------------
Class C         383          670          1,080          2,226
---------------------------------------------------------------------
Class D         286          576            990          2,148
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $565         $757         $  965         $1,564
---------------------------------------------------------------------
Class C         284          670          1,080          2,226
---------------------------------------------------------------------
Class D         186          576            990          2,148
---------------------------------------------------------------------

COLORADO FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Colorado Fund seeks to maximize income exempt from regular federal income taxes and from Colorado personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Colorado Fund uses the following investment strategies to pursue its investment objective:

The Colorado Fund invests at least 80% of its net assets in Colorado municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Colorado Fund is subject to the following risks:


.. Because the Fund invests primarily in securities of Colorado issuers, the Fund's performance may be affected by state or local legislation or policy changes, terrorist attacks, construction downturn, weakness in the technology and telecom industries, the bankruptcy of United Airlines, long-term water availability, possible credit issues and other economic factors.



.. Due to the current economic conditions in the State, together with the State's constitutionally mandated inability to increase taxes without voter approval and constitutionally mandated minimum increases in funding for elementary and secondary education, the State of Colorado once again faces difficult budget issues that must be resolved by the legislature. Local governments and state agencies and other instrumentalities may be adversely affected by the legislature's spending decisions. Colorado's constitutional and statutory restrictions on spending and taxes may adversely affect the ability of state and local governments to provide their necessary services.


PAST PERFORMANCE


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and beside the chart do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

COLORADO FUND

--------------------------------------------------------------------------------


CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS


                                    [CHART]

  1994    1995    1996   1997   1998   1999    2000   2001   2002    2003
 ------  ------  -----  -----  -----  ------  ------  -----  -----  ------
 -5.13%  13.96%  3.39%  7.52%  5.80%  -5.26%  12.92%  5.22%  7.66%   5.53%


         Best calendar quarter return: 6.34% - quarter ended 3/31/95.



        Worst calendar quarter return: -4.87% - quarter ended 3/31/94.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/03



                                                                               CLASS C     CLASS D
                                                                                SINCE       SINCE
                                                            ONE   FIVE   TEN  INCEPTION   INCEPTION
                                                            YEAR  YEARS YEARS  5/27/99     2/1/94
-----------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------
Return before taxes                                         0.49% 4.03% 4.48%      n/a         n/a
-----------------------------------------------------------------------------------------------------
Return after taxes on distributions                         0.49  3.99  4.46       n/a         n/a
-----------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares 1.66  4.05  4.48       n/a         n/a
-----------------------------------------------------------------------------------------------------
CLASS C                                                     2.51   n/a   n/a    4.21%          n/a
-----------------------------------------------------------------------------------------------------
CLASS D                                                     3.60  4.12   n/a       n/a      3.93%
-----------------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                        5.31  5.83  6.03    6.23/(1)/   5.96/(2)/
-----------------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.

(1)From 5/28/99.

(2)From 1/31/94.

COLORADO FUND

--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES                                                                      CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)    none/(1)/     1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .39%        .39%    .39%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .99%       1.89%   1.89%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $571         $775         $  996         $1,630
---------------------------------------------------------------------
Class C         389          688          1,111          2,289
---------------------------------------------------------------------
Class D         292          594          1,021          2,212
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $571         $775         $  996         $1,630
---------------------------------------------------------------------
Class C         290          688          1,111          2,289
---------------------------------------------------------------------
Class D         192          594          1,021          2,212
---------------------------------------------------------------------

FLORIDA FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Florida Fund seeks high income exempt from regular federal income taxes consistent with preservation of capital and with consideration given to capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Florida Fund uses the following investment strategies to pursue its investment objective:

The Florida Fund invests at least 80% of its net assets in Florida municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Florida Fund is subject to the following risks:

.. The lack of an income tax in Florida exposes total tax collections to more volatility than would otherwise be the case and, in the event of an economic downturn, could affect the State's ability to pay principal and interest in a timely manner.

.. Florida's economy may be affected by foreign trade, crop failures, and severe weather conditions and is sensitive to the trends in the tourism and construction industries.

PAST PERFORMANCE


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

FLORIDA FUND

--------------------------------------------------------------------------------


CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS


                                    [CHART]

 1994    1995    1996   1997   1998   1999    2000   2001   2002    2003
------  ------  -----  -----  -----  ------  ------  -----  -----  ------
-5.52%  16.67%  2.76%  9.33%  5.67%  -4.89%  14.41%  4.15%  7.67%   5.27%



         Best calendar quarter return: 7.00% - quarter ended 3/31/95.



        Worst calendar quarter return: -5.99% - quarter ended 3/31/94.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/03



                                                                                     CLASS C     CLASS D
                                                                                      SINCE       SINCE
                                                            ONE     FIVE     TEN    INCEPTION   INCEPTION
                                                            YEAR    YEARS   YEARS    5/27/99     2/1/94
-----------------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------------
Return before taxes                                         0.25%   4.15%   4.84%        n/a         n/a
-----------------------------------------------------------------------------------------------------------
Return after taxes on distributions                         0.22    4.10    4.71         n/a         n/a
-----------------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares 1.55    4.16    4.73         n/a         n/a
-----------------------------------------------------------------------------------------------------------
CLASS C                                                     2.45     n/a     n/a      4.54%          n/a
-----------------------------------------------------------------------------------------------------------
CLASS D                                                     3.48    4.40     n/a         n/a      4.50%
-----------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                        5.31    5.83    6.03      6.23/(1)/   5.96/(2)/
-----------------------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.

(1)From 5/28/99.

(2)From 1/31/94.

FLORIDA FUND

--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES                                                                      CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES* (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .25%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .40%        .40%    .40%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  1.15%       1.90%   1.90%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.
 *Amounts do not reflect the effect of the voluntary expense reimbursement.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $587         $823         $1,078         $1,806
---------------------------------------------------------------------
Class C         390          691          1,116          2,300
---------------------------------------------------------------------
Class D         293          597          1,026          2,222
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $587         $823         $1,078         $1,806
---------------------------------------------------------------------
Class C         291          691          1,116          2,300
---------------------------------------------------------------------
Class D         193          597          1,026          2,222
---------------------------------------------------------------------

GEORGIA FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Georgia Fund seeks to maximize income exempt from regular federal income taxes and from Georgia personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Georgia Fund uses the following investment strategies to pursue its investment objective:

The Georgia Fund invests at least 80% of its net assets in Georgia municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Georgia Fund is subject to the following risks:


.. Georgia's economy will be affected by trends in the trade, transportation and utilities, professional and business services, manufacturing, and education and health services as these industries, along with government, comprise the largest sources of employment within the State.


PAST PERFORMANCE


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from of losses realized on the sale of Fund shares.

GEORGIA FUND

--------------------------------------------------------------------------------


CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS


                                    [CHART]

  1994    1995   1996    1997   1998   1999    2000    2001   2002    2003
 ------  ------  -----  -----  -----  ------  ------  -----  ------  ------
 -7.64%  19.16%  3.86%  9.02%  5.94%  -5.04%  13.49%  3.02%   7.83%   5.02%



         Best calendar quarter return: 7.71% - quarter ended 3/31/95.



        Worst calendar quarter return: -6.83% - quarter ended 3/31/94.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/03



                                                                                 CLASS C     CLASS D
                                                                                  SINCE       SINCE
                                                             ONE    FIVE   TEN  INCEPTION   INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99     2/1/94
-------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------
Return before taxes                                            --   3.68% 4.69%      n/a         n/a
-------------------------------------------------------------------------------------------------------
Return after taxes on distributions                         (0.02)% 3.53  4.52       n/a         n/a
-------------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  1.44   3.71  4.59       n/a         n/a
-------------------------------------------------------------------------------------------------------
CLASS C                                                      2.05    n/a   n/a    3.86%          n/a
-------------------------------------------------------------------------------------------------------
CLASS D                                                      3.07   3.75   n/a       n/a      4.22%
-------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         5.31   5.83  6.03    6.23/(1)/   5.96/(2)/
-------------------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.

(1)From 5/28/99.

(2)From 1/31/94.

GEORGIA FUND

--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES                                                                      CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .37%        .37%    .37%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .97%       1.87%   1.87%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $569         $769         $  986         $1,608
---------------------------------------------------------------------
Class C         387          682          1,101          2,268
---------------------------------------------------------------------
Class D         290          588          1,011          2,190
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $569         $769         $  986         $1,608
---------------------------------------------------------------------
Class C         288          682          1,101          2,268
---------------------------------------------------------------------
Class D         190          588          1,011          2,190
---------------------------------------------------------------------

LOUISIANA FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Louisiana Fund seeks to maximize income exempt from regular federal income taxes and from Louisiana personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Louisiana Fund uses the following investment strategies to pursue its investment objective:

The Louisiana Fund invests at least 80% of its net assets in Louisiana municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Louisiana Fund is subject to the following risks:

.. Louisiana's economy is affected by trends in the oil and gas, tourism, and gaming industries within the State.

PAST PERFORMANCE


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

LOUISIANA FUND

--------------------------------------------------------------------------------


CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS


                                    [CHART]

  1994    1995    1996   1997   1998   1999    2000    2001   2002   2003
 ------  ------  -----  -----  -----  ------  ------  -----  -----  ------
 -5.89%  17.10%  3.49%  8.45%  5.93%  -4.62%  12.70%  4.20%  8.50%   4.30%



         Best calendar quarter return: 6.57% - quarter ended 3/31/95.



        Worst calendar quarter return: -5.38% - quarter ended 3/31/94.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/03



                                                                                 CLASS C     CLASS D
                                                                                  SINCE       SINCE
                                                             ONE    FIVE   TEN  INCEPTION   INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99     2/1/94
-------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------
Return before taxes                                         (0.62)% 3.83% 4.70%      n/a         n/a
-------------------------------------------------------------------------------------------------------
Return after taxes on distributions                         (0.70)  3.76  4.52       n/a         n/a
-------------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  1.04   3.89  4.60       n/a         n/a
-------------------------------------------------------------------------------------------------------
CLASS C                                                      1.39    n/a   n/a    4.11%          n/a
-------------------------------------------------------------------------------------------------------
CLASS D                                                      2.37   3.94   n/a       n/a      4.19%
-------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         5.31   5.83  6.03    6.23/(1)/   5.96/(2)/
-------------------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.

(1)From 5/28/99.

(2)From 1/31/94.

LOUISIANA FUND

--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES                                                                      CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%    none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .34%        .34%    .34%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .94%       1.84%   1.84%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $566         $760         $  970         $1,575
---------------------------------------------------------------------
Class C         384          673          1,086          2,237
---------------------------------------------------------------------
Class D         287          579            995          2,159
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $566         $760         $  970         $1,575
---------------------------------------------------------------------
Class C         285          673          1,086          2,237
---------------------------------------------------------------------
Class D         187          579            995          2,159
---------------------------------------------------------------------

MARYLAND FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Maryland Fund seeks to maximize income exempt from regular federal income taxes and from Maryland personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Maryland Fund uses the following investment strategies to pursue its investment objective:

The Maryland Fund invests at least 80% of its net assets in Maryland municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Maryland Fund is subject to the following risks:

.. Because the Fund favors investing in revenue bonds, including revenue bonds issued on behalf of health-care providers, its performance may also be affected by economic developments impacting a specific facility or type of facility.

.. The performance of general obligation bonds of Maryland issuers may be affected by efforts to limit or reduce state or local taxes.

PAST PERFORMANCE


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

MARYLAND FUND

--------------------------------------------------------------------------------


CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS


                                    [CHART]

 1994    1995    1996   1997   1998   1999    2000    2001   2002   2003
------  ------  -----  -----  -----  ------  ------  -----  -----  ------
-5.48%  16.84%  3.66%  8.09%  5.85%  -3.34%  11.25%  4.18%  7.60%   3.50%



         Best calendar quarter return: 6.96% - quarter ended 3/31/95.



        Worst calendar quarter return: -5.29% - quarter ended 3/31/94.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/03



                                                                                 CLASS C     CLASS D
                                                                                  SINCE       SINCE
                                                             ONE    FIVE   TEN  INCEPTION   INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99     2/1/94
-------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------
Return before taxes                                         (1.37)% 3.52% 4.53%      n/a         n/a
-------------------------------------------------------------------------------------------------------
Return after taxes on distributions                         (1.40)  3.45  4.39       n/a         n/a
-------------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.46   3.62  4.47       n/a         n/a
-------------------------------------------------------------------------------------------------------
CLASS C                                                      0.59    n/a   n/a    3.67%          n/a
-------------------------------------------------------------------------------------------------------
CLASS D                                                      1.58   3.59   n/a       n/a      4.01%
-------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         5.31   5.83  6.03    6.23/(1)/   5.96/(2)/
-------------------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.

(1)From 5/28/99.

(2)From 1/31/94.

MARYLAND FUND

--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES                                                                      CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%    none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .36%        .36%    .36%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .96%       1.86%   1.86%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $568         $766         $  981         $1,597
---------------------------------------------------------------------
Class C         386          679          1,096          2,258
---------------------------------------------------------------------
Class D         289          585          1,006          2,180
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $568         $766         $  981         $1,597
---------------------------------------------------------------------
Class C         287          679          1,096          2,258
---------------------------------------------------------------------
Class D         189          585          1,006          2,180
---------------------------------------------------------------------

MASSACHUSETTS FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Massachusetts Fund seeks to maximize income exempt from regular federal income taxes and from Massachusetts personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Massachusetts Fund uses the following investment strategies to pursue its investment objective:

The Massachusetts Fund invests at least 80% of its net assets in Massachusetts municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Massachusetts Fund is subject to the following risks:

.. Massachusetts and certain of its cities, towns, counties, and other political subdivisions have, at certain times in the past, experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of these financial difficulties could adversely affect the market value and marketability of, or result in default on payments of, outstanding obligations issued by Massachusetts or its public authorities or municipalities.

PAST PERFORMANCE


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

MASSACHUSETTS FUND

--------------------------------------------------------------------------------


CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS


                                    [CHART]

 1994    1995   1996   1997   1998    1999    2000    2001  2002    2003
------  ------  -----  -----  -----  ------  ------  -----  -----  ------
-4.43%  15.20%  4.14%  8.68%  6.55%  -6.73%  15.20%  4.39%  9.94%   5.26%



         Best calendar quarter return: 6.44% - quarter ended 3/31/95.



        Worst calendar quarter return: -4.69% - quarter ended 3/31/94.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/03



                                                                               CLASS C     CLASS D
                                                                                SINCE       SINCE
                                                            ONE   FIVE   TEN  INCEPTION   INCEPTION
                                                            YEAR  YEARS YEARS  5/27/99     2/1/94
-----------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------
Return before taxes                                         0.30% 4.35% 5.08%      n/a         n/a
-----------------------------------------------------------------------------------------------------
Return after taxes on distributions                         0.29  4.32  4.95       n/a         n/a
-----------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares 1.53  4.32  4.95       n/a         n/a
-----------------------------------------------------------------------------------------------------
CLASS C                                                     2,70   n/a   n/a    4.74%          n/a
-----------------------------------------------------------------------------------------------------
CLASS D                                                     3.70  4.45   n/a       n/a      4.58%
-----------------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                        5.31  5.83  6.03    6.23/(1)/   5.96/(2)/
-----------------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.

(1)From 5/28/99.

(2)From 1/31/94.

MASSACHUSETTS FUND

--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES                                                                      CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%    none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .32%        .32%    .32%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .92%       1.82%   1.82%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $564         $754         $  960         $1,553
---------------------------------------------------------------------
Class C         382          667          1,075          2,216
---------------------------------------------------------------------
Class D         285          573            985          2,137
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $564         $754         $  960         $1,553
---------------------------------------------------------------------
Class C         283          667          1,075          2,216
---------------------------------------------------------------------
Class D         185          573            985          2,137
---------------------------------------------------------------------

MICHIGAN FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Michigan Fund seeks to maximize income exempt from regular federal income taxes and from Michigan personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Michigan Fund uses the following investment strategies to pursue its investment objective:

The Michigan Fund invests at least 80% of its net assets in Michigan municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Michigan Fund is subject to the following risks:

.. The principal sectors of Michigan's economy are manufacturing of durable goods (including automobiles and components and office equipment), tourism, and agriculture. The cyclical nature of these industries may adversely affect the revenue stream of the State and its political subdivisions because it may adversely impact tax sources, particularly sales taxes, income taxes and single business taxes.

PAST PERFORMANCE


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

MICHIGAN FUND

--------------------------------------------------------------------------------




CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS


                                    [CHART]

 1994    1995   1996    1997   1998   1999    2000    2001   2002    2003
------  ------  -----  -----  -----  ------  ------  -----  ------- ------
-4.84%  15.78%  3.74%  8.73%  6.12%  -3.80%  12.89%  4.37%   7.75%   5.41%



         Best calendar quarter return: 6.57% - quarter ended 3/31/95.



        Worst calendar quarter return: -4.63% - quarter ended 3/31/94.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/03



                                                                                        CLASS C     CLASS D
                                                                                         SINCE       SINCE
                                                             ONE     FIVE      TEN     INCEPTION   INCEPTION
                                                             YEAR    YEARS    YEARS     5/27/99     2/1/94
--------------------------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------------------------
Return before taxes                                          0.35%    4.16%    4.92%        n/a         n/a
--------------------------------------------------------------------------------------------------------------
Return after taxes on distributions                          0.31     4.08     4.73         n/a         n/a
--------------------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  1.55     4.16     4.79         n/a         n/a
--------------------------------------------------------------------------------------------------------------
CLASS C                                                      2.39     n/a      n/a       4.44%          n/a
--------------------------------------------------------------------------------------------------------------
CLASS D                                                      3.48     4.25     n/a          n/a      4.39%
--------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         5.31     5.83     6.03      6.23/(1)/   5.96/(2)/
--------------------------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.

(1)From 5/28/99.

(2)From 1/31/94.

MICHIGAN FUND

--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES                                                                      CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .31%        .31%    .31%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .91%       1.81%   1.81%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $563         $751         $  955         $1,541
---------------------------------------------------------------------
Class C         381          664          1,070          2,205
---------------------------------------------------------------------
Class D         284          569            980          2,127
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $563         $751         $  955         $1,541
---------------------------------------------------------------------
Class C         282          664          1,070          2,205
---------------------------------------------------------------------
Class D         184          569            980          2,127
---------------------------------------------------------------------

MINNESOTA FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Minnesota Fund seeks to maximize income exempt from regular federal income taxes and from regular Minnesota personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Minnesota Fund uses the following investment strategies to pursue its investment objective:

The Minnesota Fund invests at least 80% of its net assets in Minnesota municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities, subject to applicable requirements. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Minnesota Fund is subject to the following risks:

.. Pursuant to Minnesota legislation enacted in 1995, dividends that would otherwise be exempt from Minnesota personal income tax in the case of individuals, estates, and trusts, could become subject to the Minnesota personal income tax if it were judicially determined that exempting such dividends would discriminate against interstate commerce.


.. The State of Minnesota relies heavily on a progressive individual income tax and retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Minnesota's budget outlook weakened substantially at the beginning of the 2002-2003 biennium, when the State's budget deficits almost exhausted its reserves and limited the options available to State officials to successfully manage revenue variations. However, actions taken early in 2003 enabled the State to balance the biennial budget for the period ended June 30, 2003. The November 2003 forecast projected a $185 million deficit for 2004-2005 biennium and projected that expenses would exceed revenues by $394 million for the biennium ending June 30, 2007. The budgets for each of these biennial periods must also be balanced. Future adjustments are also expected to be necessary for fiscal year 2006 and fiscal year 2007.


PAST PERFORMANCE


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

MINNESOTA FUND

--------------------------------------------------------------------------------


CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS


                                    [CHART]

 1994    1995    1996   1997   1998   1999    2000    2001   2002    2003
------  ------  -----  -----  -----  ------  ------  -----  ------  ------
-2.54%  11.41%  3.39%  7.02%  6.21%  -4.15%  12.34%  4.26%   7.81%  4.51%



         Best calendar quarter return: 5.04% - quarter ended 3/31/95.



        Worst calendar quarter return: -3.23% - quarter ended 3/31/94.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/03



                                                                                 CLASS C     CLASS D
                                                                                  SINCE       SINCE
                                                             ONE    FIVE   TEN  INCEPTION   INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99     2/1/94
-------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------
Return before taxes                                         (0.44)% 3.80% 4.39%      n/a         n/a
-------------------------------------------------------------------------------------------------------
Return after taxes on distributions                         (0.44)  3.78  4.34       n/a         n/a
-------------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.91   3.85  4.40       n/a         n/a
-------------------------------------------------------------------------------------------------------
CLASS C                                                      1.54    n/a   n/a    3.99%          n/a
-------------------------------------------------------------------------------------------------------
CLASS D                                                      2.58   3.88   n/a       n/a      3.90%
-------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         5.31   5.83  6.03    6.23/(1)/   5.96/(2)/
-------------------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.

(1)From 5/28/99.

(2)From 1/31/94.

MINNESOTA FUND

--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES                                                                     CLASS A    CLASS C CLASS D
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                          4.75%          2%      1%
---------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                4.75%/(1)/     1%    none
---------------------------------------------------------------------------------------------------------------
 Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
 (as a % of original purchase price or current net asset value, whichever is less)    none/(1)/     1%      1%
---------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
---------------------------------------------------------------------------------------------------------------
Management Fees                                                                       .50%        .50%    .50%
---------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                              .10%       1.00%   1.00%
---------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        .33%        .33%    .33%
---------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  .93%       1.83%   1.83%
---------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $565         $757         $  965         $1,564
---------------------------------------------------------------------
Class C         383          670          1,080          2,226
---------------------------------------------------------------------
Class D         286          576            990          2,148
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $565         $757         $  965         $1,564
---------------------------------------------------------------------
Class C         284          670          1,080          2,226
---------------------------------------------------------------------
Class D         186          576            990          2,148
---------------------------------------------------------------------

MISSOURI FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Missouri Fund seeks to maximize income exempt from regular federal income taxes and from Missouri personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Missouri Fund uses the following investment strategies to pursue its investment objective:

The Missouri Fund invests at least 80% of its net assets in Missouri municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Missouri Fund is subject to the following risks:

.. Defense-related business and agriculture play an important role in Missouri's economy. Negative trends in these industries or the relocation of major employers engaged in such industries could have a negative impact on the economy of the State.

PAST PERFORMANCE


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

MISSOURI FUND

--------------------------------------------------------------------------------


CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS


                                    [CHART]

 1994    1995   1996   1997    1998   1999    2000   2001   2002    2003
------  ------  -----  -----  -----  ------  ------  -----  -----  ------
-6.32%  16.95%  3.71%  8.08%  5.77%  -5.59%  15.18%  3.49%  9.04%  4.61%



         Best calendar quarter return: 7.31% - quarter ended 3/31/95.



        Worst calendar quarter return: -6.11% - quarter ended 3/31/94.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/03



                                                                                       CLASS C      CLASS D
                                                                                        SINCE        SINCE
                                                             ONE    FIVE      TEN     INCEPTION    INCEPTION
                                                             YEAR   YEARS    YEARS     5/27/99      2/1/94
---------------------------------------------------------------------------------------------------------------
CLASS A
---------------------------------------------------------------------------------------------------------------
Return before taxes                                         (0.30)%  4.10%    4.73%        n/a          n/a
---------------------------------------------------------------------------------------------------------------
Return after taxes on distributions                         (0.34)   4.04     4.56         n/a          n/a
---------------------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  1.09    4.09     4.60         n/a          n/a
---------------------------------------------------------------------------------------------------------------
CLASS C                                                      1.65    n/a      n/a        4.41%          n/a
---------------------------------------------------------------------------------------------------------------
CLASS D                                                      2.68    4.18     n/a          n/a        4.20%
---------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         5.31    5.83     6.03       6.23/(1)/    5.96/(2)/
---------------------------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.

(1)From 5/28/99.

(2)From 1/31/94.

MISSOURI FUND

--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES                                                                      CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%/(1)/     2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .10%       1.00%    .99%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .37%        .37%    .37%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .97%       1.87%   1.86%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $569         $769         $  986         $1,608
---------------------------------------------------------------------
Class C         387          682          1,101          2,268
---------------------------------------------------------------------
Class D         289          585          1,006          2,180
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $569         $769         $  986         $1,608
---------------------------------------------------------------------
Class C         288          682          1,101          2,268
---------------------------------------------------------------------
Class D         189          585          1,006          2,180
---------------------------------------------------------------------

NEW JERSEY FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The New Jersey Fund seeks to maximize income exempt from regular federal income tax and New Jersey gross income tax consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The New Jersey Fund uses the following investment strategies to pursue its investment objective:

The New Jersey Fund invests at least 80% of its net assets in New Jersey municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the New Jersey Fund is subject to the following risks:

.. New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction, and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey's economy will be affected by trends in these sectors.

PAST PERFORMANCE


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

NEW JERSEY FUND

--------------------------------------------------------------------------------


CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS


                                    [CHART]

 1994    1995    1996   1997   1998   1999    2000    2001    2002  2003
------  ------  -----  -----  -----  ------  ------  -----   ----- ------
-6.15%  15.57%  3.40%  8.93%  6.00%  -5.58%  13.25%  3.98%   7.78% 4.80%



         Best calendar quarter return: 6.78% - quarter ended 3/31/95.



        Worst calendar quarter return: -5.63% - quarter ended 3/31/94.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/03



                                                                                 CLASS C     CLASS D
                                                                                  SINCE       SINCE
                                                             ONE    FIVE   TEN  INCEPTION   INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99     2/1/94
-------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------
Return before taxes                                         (0.22)% 3.65% 4.48%      n/a         n/a
-------------------------------------------------------------------------------------------------------
Return after taxes on distributions                         (0.25)  3.59  4.26       n/a         n/a
-------------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  1.16   3.69  4.35       n/a         n/a
-------------------------------------------------------------------------------------------------------
CLASS C                                                      1.88    n/a   n/a    3.98%          n/a
-------------------------------------------------------------------------------------------------------
CLASS D                                                      2.95   3.88   n/a       n/a      4.20%
-------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         5.31   5.83  6.03    6.23/(1)/   5.96/(2)/
-------------------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.

(1)From 5/28/99.

(2)From 1/31/94.

NEW JERSEY FUND

--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES                                                                      CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/    .39%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .23%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .40%        .40%    .40%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  1.13%       1.90%   1.90%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $585         $817         $1,068         $1,784
---------------------------------------------------------------------
Class C         390          691          1,116          2,300
---------------------------------------------------------------------
Class D         293          597          1,026          2,222
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $585         $817         $1,068         $1,784
---------------------------------------------------------------------
Class C         291          691          1,116          2,300
---------------------------------------------------------------------
Class D         193          597          1,026          2,222
---------------------------------------------------------------------

NEW YORK FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The New York Fund seeks to maximize income exempt from regular federal income taxes and from New York personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The New York Fund uses the following investment strategies to pursue its investment objective:

The New York Fund invests at least 80% of its net assets in New York municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the New York Fund is subject to the following risks:

.. New York City and certain localities outside New York City have experienced financial problems in the past. Recurrence of these problems may affect the fiscal health of the State.

.. The events of September 11, 2001 had a substantial negative effect on the economy of New York City, including the displacement or closure of many businesses, a decline in tourism, and retrenchment in the securities industry, which is a major source of employment in the City.

PAST PERFORMANCE


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

NEW YORK FUND

--------------------------------------------------------------------------------


CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS


                                    [CHART]

 1994    1995    1996   1997    1998   1999    2000    2001    2002   2003
------  ------  -----  ------  -----  ------  ------  -----   -----  ------
-7.93%  19.31%  3.83%  10.04%  6.86%  -5.64%  15.00%  3.48%   8.93%  5.26%



         Best calendar quarter return: 8.13% - quarter ended 3/31/95.



         Worst calendar quarter return: -6.6% - quarter ended 3/31/94.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/03



                                                                               CLASS C     CLASS D
                                                                                SINCE       SINCE
                                                            ONE   FIVE   TEN  INCEPTION   INCEPTION
                                                            YEAR  YEARS YEARS  5/27/99     2/1/94
-----------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------
Return before taxes                                         0.32% 4.18% 5.11%      n/a         n/a
-----------------------------------------------------------------------------------------------------
Return after taxes on distributions                         0.28  4.13  4.93       n/a         n/a
-----------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares 1.64  4.19  4.96       n/a         n/a
-----------------------------------------------------------------------------------------------------
CLASS C                                                     2.34   n/a   n/a    4.51%          n/a
-----------------------------------------------------------------------------------------------------
CLASS D                                                     3.32  4.24   n/a       n/a      4.59%
-----------------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                        5.31  5.83  6.03    6.23/(1)/   5.96/(2)/
-----------------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.

(1)From 5/28/99.

(2)From 1/31/94.

NEW YORK FUND

--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES                                                                      CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .31%        .31%    .31%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .91%       1.81%   1.81%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $563         $751         $  955         $1,541
---------------------------------------------------------------------
Class C         381          664          1,070          2,205
---------------------------------------------------------------------
Class D         284          569            980          2,127
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $563         $751         $  955         $1,541
---------------------------------------------------------------------
Class C         282          664          1,070          2,205
---------------------------------------------------------------------
Class D         184          569            980          2,127
---------------------------------------------------------------------

NORTH CAROLINA FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The North Carolina Fund seeks high income exempt from regular federal income taxes and North Carolina personal income taxes consistent with preservation of capital and with consideration given to capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The North Carolina Fund uses the following investment strategies to pursue its investment objective:

The North Carolina Fund invests at least 80% of its net assets in North Carolina municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the North Carolina Fund is subject to the following risks:


.. While during 2003, the North Carolina economy continued its recovery from the 2001 recession, job growth has been moderate and some sectors of the North Carolina economy, particularly manufacturing employment, continue to decline.



.. While the State currently has been successful in balancing its budget after previously coping with a significant budget shortfall, it is likely that the State will continue to face pressures in matching revenues to expenses and likely will continue to deal with budget problems at least until the rate of growth in the North Carolina economy increases. Because of these budget problems, both Moody's and S&P reviewed their ratings of North Carolina general obligations in 2002. While S&P retained its AAA rating for North Carolina's general obligations, Moody's reduced its rating of such obligations to Aa1. A failure to adequately deal with these ongoing issues could further adversely effect the credit ratings of general obligations of the State.


PAST PERFORMANCE


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

NORTH CAROLINA FUND

--------------------------------------------------------------------------------




CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS


                                    [CHART]

 1994    1995     1996   1997    1998   1999    2000    2001  2002    2003
------  ------   -----  -----   -----  ------  ------  -----  -----  ------
-7.35%  19.56%   2.71%  8.75%   5.81%  -5.02%  12.33%  4.34%  8.18%   4.95%



         Best calendar quarter return: 8.72% - quarter ended 3/31/95.



        Worst calendar quarter return: -6.73% - quarter ended 3/31/94.


AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/03


                                                                                 CLASS C     CLASS D
                                                                                  SINCE       SINCE
                                                             ONE    FIVE   TEN  INCEPTION   INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99     2/1/94
-------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------
Return before taxes                                         (0.01)% 3.80% 4.66%      n/a         n/a
-------------------------------------------------------------------------------------------------------
Return after taxes on distributions                         (0.07)  3.69  4.54       n/a         n/a
-------------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  1.29   3.78  4.57       n/a         n/a
-------------------------------------------------------------------------------------------------------
CLASS C                                                      2.16    n/a   n/a      4.20%        n/a
-------------------------------------------------------------------------------------------------------
CLASS D                                                      3.18%  4.00%  n/a       n/a        4.29%
-------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         5.31   5.83  6.03    6.23/(1)/   5.96/(2)/
-------------------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.

(1)From 5/28/99.

(2)From 1/31/94.

NORTH CAROLINA FUND

--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES                                                                      CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .25%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .44%        .44%    .44%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  1.19%       1.94%   1.94%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $591         $835         $1,098         $1,850
---------------------------------------------------------------------
Class C         394          703          1,137          2,342
---------------------------------------------------------------------
Class D         297          609          1,047          2,264
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $591         $835         $1,098         $1,850
---------------------------------------------------------------------
Class C         295          703          1,137          2,342
---------------------------------------------------------------------
Class D         197          609          1,047          2,264
---------------------------------------------------------------------

OHIO FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Ohio Fund seeks to maximize income exempt from regular federal income taxes and from Ohio personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Ohio Fund uses the following investment strategies to pursue its investment objective:

The Ohio Fund invests at least 80% of its net assets in Ohio municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Ohio Fund is subject to the following risks:

.. Ohio's economy relies in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially developed states, tends to be more cyclical than in other less industrial states and in the nation as a whole.

PAST PERFORMANCE


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

OHIO FUND

--------------------------------------------------------------------------------


CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS


                                    [CHART]

 1994    1995    1996   1997  1998    1999    2000    2001   2002   2003
------  ------  -----  -----  -----  ------  ------  -----  -----  ------
-4.91%  15.23%  3.77%  8.39%  5.89%  -4.65%  13.41%  4.17%  8.07%  4.20%




         Best calendar quarter return: 6.47% - quarter ended 3/31/95.



        Worst calendar quarter return: -4.89% - quarter ended 3/31/94.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/03



                                                                                 CLASS C     CLASS D
                                                                                  SINCE       SINCE
                                                             ONE    FIVE   TEN  INCEPTION   INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99     2/1/94
-------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------
Return before taxes                                         (0.78)% 3.85% 4.66%      n/a         n/a
-------------------------------------------------------------------------------------------------------
Return after taxes on distributions                         (0.83)  3.82  4.51       n/a         n/a
-------------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.85   3.92  4.59       n/a         n/a
-------------------------------------------------------------------------------------------------------
CLASS C                                                      1.26    n/a   n/a    4.07%          n/a
-------------------------------------------------------------------------------------------------------
CLASS D                                                      2.25   3.93   n/a       n/a      4.18%
-------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         5.31   5.83  6.03    6.23/(1)/   5.96/(2)/
-------------------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.

(1)From 5/28/99.

(2)From 1/31/94.

OHIO FUND

--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES                                                                      CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .31%        .31%    .31%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .91%       1.81%   1.81%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $563         $751         $  955         $1,541
---------------------------------------------------------------------
Class C         381          664          1,070          2,205
---------------------------------------------------------------------
Class D         284          569            980          2,127
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $563         $751         $  955         $1,541
---------------------------------------------------------------------
Class C         282          664          1,070          2,205
---------------------------------------------------------------------
Class D         184          569            980          2,127
---------------------------------------------------------------------

OREGON FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Oregon Fund seeks to maximize income exempt from regular federal income taxes and from Oregon personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Oregon Fund uses the following strategies to pursue its investment objective:

The Oregon Fund invests at least 80% of its net assets in Oregon municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Oregon Fund is subject to the following risks:

.. Oregon's economy continues to be affected by the technology, manufacturing, forest products, and agricultural industries, which continue to decline.

PAST PERFORMANCE


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

OREGON FUND

--------------------------------------------------------------------------------




CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS


                                    [CHART]

 1994    1995   1996   1997   1998    1999    2000    2001   2002   2003
------  ------  -----  -----  -----  ------  ------  -----  -----  ------
-4.56%  14.55%  3.81%  9.05%  6.09%  -3.95%  12.56%  4.38%  8.20%   4.37%



         Best calendar quarter return: 6.15% - quarter ended 3/31/95.



        Worst calendar quarter return: -4.48% - quarter ended 3/31/94.


AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/03


                                                                                 CLASS C     CLASS D
                                                                                  SINCE       SINCE
                                                             ONE    FIVE   TEN  INCEPTION   INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99     2/1/94
-------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------
Return before taxes                                         (0.53)% 3.95% 4.77%    n/a           n/a
-------------------------------------------------------------------------------------------------------
Return after taxes on distributions                         (0.55)  3.86  4.66     n/a           n/a
-------------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.96   3.96  4.69     n/a           n/a
-------------------------------------------------------------------------------------------------------
CLASS C                                                      1.29    n/a   n/a    4.13%          n/a
-------------------------------------------------------------------------------------------------------
CLASS D                                                      2.44   4.04   n/a       n/a      4.29%
-------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         5.31   5.83  6.03    6.23/(1)/   5.96/(2)/
-------------------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.

(1)From 5/28/99.

(2)From 1/31/94.

OREGON FUND

--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES                                                                      CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .35%        .35%    .35%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .95%       1.85%   1.85%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $567         $763         $  976         $1,586
---------------------------------------------------------------------
Class C         385          676          1,091          2,247
---------------------------------------------------------------------
Class D         288          582          1,001          2,169
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $567         $763         $  976         $1,586
---------------------------------------------------------------------
Class C         286          676          1,091          2,247
---------------------------------------------------------------------
Class D         188          582          1,001          2,169
---------------------------------------------------------------------

PENNSYLVANIA FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Pennsylvania Fund seeks high income exempt from regular federal income tax and Pennsylvania income taxes consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Pennsylvania Fund uses the following investment strategies to pursue its investment objective:

The Pennsylvania Fund invests at least 80% of its net assets in Pennsylvania municipal securities rated investment-grade when purchased. The Fund will ordinarily hold securities with maturities in excess of one year.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Pennsylvania Fund is subject to the following risks:

.. Pennsylvania and various of its political subdivisions, including the Philadelphia School District and the cities of Philadelphia, Pittsburgh and Scranton, have, in the past, encountered financial difficulties due to slowdowns in the pace of economic activity and other factors.

PAST PERFORMANCE


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

PENNSYLVANIA FUND

--------------------------------------------------------------------------------




CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS


                                    [CHART]

 1994    1995   1996    1997   1998   1999    2000     2001   2002   2003
------  ------  -----  -----  -----  ------  ------   -----  -----  ------
-7.03%  18.01%  3.44%  8.70%  6.14%  -5.19%  12.98%   3.81%  9.31%   3.70%



         Best calendar quarter return: 7.59% - quarter ended 3/31/95.



        Worst calendar quarter return: -6.40% - quarter ended 3/31/94.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/03



                                                                                 CLASS C     CLASS D
                                                                                  SINCE       SINCE
                                                             ONE    FIVE   TEN  INCEPTION   INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99     2/1/94
-------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------
Return before taxes                                         (1.20)% 3.72% 4.63%      n/a         n/a
-------------------------------------------------------------------------------------------------------
Return after taxes on distributions                         (1.22)  3.64  4.41       n/a         n/a
-------------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.35   3.71  4.46       n/a         n/a
-------------------------------------------------------------------------------------------------------
CLASS C                                                      0.80    n/a   n/a    4.09%          n/a
-------------------------------------------------------------------------------------------------------
CLASS D                                                      1.80   3.94   n/a       n/a      4.22%
-------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         5.31   5.83  6.03    6.23/(1)/   5.96/(2)/
-------------------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges, or taxes. The Lehman Index does not reflect state-specific bond market performance.

(1)From 5/28/99.

(2)From 1/31/94.

PENNSYLVANIA FUND

--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES                                                                      CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%    none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)    none/(1)/     1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .25%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .55%        .55%    .55%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  1.30%       2.05%   2.05%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $601         $868         $1,154         $1,968
---------------------------------------------------------------------
Class C         405          736          1,192          2,455
---------------------------------------------------------------------
Class D         308          643          1,103          2,379
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $601         $868         $1,154         $1,968
---------------------------------------------------------------------
Class C         306          736          1,192          2,455
---------------------------------------------------------------------
Class D         208          643          1,103          2,379
---------------------------------------------------------------------

SOUTH CAROLINA FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The South Carolina Fund seeks to maximize income exempt from regular federal income taxes and from South Carolina personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The South Carolina Fund uses the following investment strategies to pursue its investment objective:

The South Carolina Fund invests at least 80% of its net assets in South Carolina municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the South Carolina Fund is subject to the following risks:


.. While South Carolina has not defaulted on its bonded debt since 1879, the State did experience certain budgeting difficulties in recent years from 1991 to 1993 and from the year 2000 to the present. These difficulties have not impacted the State's ability to pay its indebtedness, but did result in S&P lowering its rating on South Carolina general obligation bonds in 1993. The rating was restored to AAA in 1996.



.. South Carolina had year-end deficits of $87.4 million, $149 million and $177 million for fiscal year 2001, 2002 and 2003, respectively. The deficit for fiscal year 2002 exhausted the State's General Reserve Fund. Appropriations to the General Reserve Fund made in fiscal year 2003 were applied to the reduction of the deficit at the end of fiscal year 2003.



..  The State has experienced further revenue shortfalls in fiscal year 2004. In
   August 2003, the Capital Reserve Fund for fiscal year 2004 was sequestered and a 1% across the board reduction of General Fund appropriations implemented. As of December 15, 2003, ratings on the State's general obligation bonds had not been revised; however, Moody's assigned a negative outlook to the State's general obligation debt credit rating.


PAST PERFORMANCE


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

SOUTH CAROLINA FUND

--------------------------------------------------------------------------------


CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS


                                    [CHART]

 1994    1995    1996   1997   1998   1999    2000    2001   2002   2003
------  ------  -----  -----  -----  ------  ------  -----  -----  ------
-6.70%  17.65%  3.93%  8.72%  5.73%  -5.59%  14.65%  3.80%  7.69%   5.50%



         Best calendar quarter return: 7.23% - quarter ended 3/31/95.



        Worst calendar quarter return: -6.18% - quarter ended 3/31/94.



AVERAGE ANNUAL TOTAL RETURNS -- PERIODS ENDED 12/31/03



                                                                               CLASS C     CLASS D
                                                                                SINCE       SINCE
                                                            ONE   FIVE   TEN  INCEPTION   INCEPTION
                                                            YEAR  YEARS YEARS  5/27/99     2/1/94
-----------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------
Return before taxes                                         0.45% 3.99% 4.77%      n/a         n/a
-----------------------------------------------------------------------------------------------------
Return after taxes on distributions                         0.20  3.88  4.63       n/a         n/a
-----------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares 1.75  4.00  4.68       n/a         n/a
-----------------------------------------------------------------------------------------------------
CLASS C                                                     2.55   n/a   n/a    4.28%          n/a
-----------------------------------------------------------------------------------------------------
CLASS D                                                     3.56  4.09   n/a       n/a      4.28%
-----------------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                        5.31  5.83  6.03    6.23/(1)/   5.96/(2)/
-----------------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.

(1)From 5/28/99.

(2)From 1/31/94.

SOUTH CAROLINA FUND

--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES                                                                      CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%    none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .32%        .32%    .32%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .92%       1.82%   1.82%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $564         $754         $  960         $1,553
---------------------------------------------------------------------
Class C         382          667          1,075          2,216
---------------------------------------------------------------------
Class D         285          573            985          2,137
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $564         $754         $  960         $1,553
---------------------------------------------------------------------
Class C         283          667          1,075          2,216
---------------------------------------------------------------------
Class D         185          573            985          2,137
---------------------------------------------------------------------

MANAGEMENT OF THE FUNDS

A Board of Directors or Board of Trustees (as applicable) provides broad supervision over the affairs of each Fund.


J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017, is the manager of each Fund. Seligman manages the investment of each Fund's assets, including making purchases and sales of portfolio securities consistent with each Fund's investment objective and strategies, and administers each Fund's business and other affairs.



Established in 1864, Seligman currently serves as manager to 23 US registered investment companies, which offer more than 60 investment portfolios with approximately $13.0 billion in assets as of December 31, 2003. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at December 31, 2003, of approximately $8.1 billion.



Each Fund pays Seligman a fee for its management services. The fee for each Fund is equal to an annual rate of .50% of each Fund's average daily net assets. Seligman, at its discretion, agreed to waive a portion of its fees for the fiscal year ended September 30, 2003 to limit the per annum fee of the California High-Yield Fund and Florida Fund to 0.40% and 0.35%, respectively.


PORTFOLIO MANAGEMENT


The Funds are managed by the Seligman Municipals Team, which is headed by Mr. Thomas G. Moles. Mr. Moles, a Director and Managing Director of Seligman, is Vice President and Co-Portfolio Manager of the Funds. He is also Executive Vice President and Co-Portfolio Manager of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc., two closed-end investment companies.



Ms. Eileen A. Comerford, a Senior Vice President and Investment Officer of Seligman, is Co-Portfolio Manager of the Funds. She is also Vice President and Co-Portfolio Manager of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.



AFFILIATES OF SELIGMAN:
Seligman Advisors, Inc.:
Each Fund's general distributor, responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:
A limited purpose broker/dealer, acts as the broker/dealer of record for shareholder accounts that do not have a designated financial advisor.

Seligman Data Corp. (SDC):
Each Fund's shareholder service agent provides shareholder account services to the Fund at cost.

FREQUENTLY ASKED QUESTIONS ABOUT REGULATORY MATTERS



In response to recent developments regarding disruptive and illegal trading practices in the mutual fund industry, the following discussion has been prepared to provide shareholders with important information.



For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."


Q1. HAVE ANY SELIGMAN EMPLOYEES ENGAGED IN IMPROPER TRADING?



A.The Manager has conducted an internal review of employee trading in shares of the Seligman Funds and has not found improper trading activity by Seligman employees.



Q2. DOES SELIGMAN HAVE ANY POLICIES RELATING TO EMPLOYEE INVESTMENT IN THE SELIGMAN FUNDS?



A.A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.



Q3. HAS SELIGMAN ENGAGED IN IMPROPER DISCLOSURE OF A FUND'S PORTFOLIO HOLDINGS?



A.The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest.



Q4. WHAT IS SELIGMAN'S POLICY WITH REGARD TO RECEIPT OF LATE TRADES (I.E., AFTER 4:00 PM EASTERN TIME)?



A.Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.



  The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.





Q5. WHAT IS SELIGMAN'S POLICY REGARDING MARKET TIMING?



A.Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures.



Q6. IS SELIGMAN CONDUCTING AN INTERNAL INQUIRY INTO WHETHER IT OR ANY OF ITS PERSONNEL PARTICIPATED IN OR FACILITATED VIOLATIONS OF LAW OR INTERNAL POLICIES RELATING TO MARKET TIMING OR LATE TRADING?



A.Like other investment advisers, the Manager has conducted, and is continuing to conduct, an internal review with respect to market timing and late trading. In addition, the Manager is conducting a broader review of its compliance policies and procedures beyond those relating to market timing and late trading.



  The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds.



  Last September, the Manager had one market timing arrangement, a result of which frequent trading by a client was permitted to occur. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced later that month. Based on a review of the Manager's records for the past three years, the Manager identified three other market timing arrangements. All three had already been terminated prior to the end of September 2002.



  The results of the Manager's internal review have been presented to the Independent Directors of the Boards of the Seligman Funds. Although a review by the Independent Directors is not final, the Manager is confident that any financial impact of these arrangements on the Seligman Funds was minimal. If any Seligman Fund has incurred financial harm as a result of violations of law or internal policies by the Manager or its employees, the Manager will make restitution to that Fund. In addition, other measures have been and will be taken as appropriate, including disciplining employees.



Q7. DOES SELIGMAN DISCLOSE ITS INTERNAL MARKET TIMING PROCEDURES?



A.Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.



Q8. WHAT NEW PRACTICES ARE BEING CONSIDERED TO PREVENT MARKET TIMING ABUSES?



A.Like other members of the mutual fund industry, Seligman is considering numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.



Q9. IS SELIGMAN INVOLVED WITH ANY SEC INVESTIGATION RELATING TO MARKET TIMING OR LATE TRADING?



A.The SEC has commenced a review of the Manager's findings with respect to the issues discussed herein. As always, the Manager will continue to cooperate fully with the SEC.

Q10. DOES SELIGMAN HAVE ANY MARKET TIMING ARRANGEMENTS AT THE CURRENT TIME?



A.Seligman has none. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.



Q11. HAVE ANY OTHER MATTERS COME TO SELIGMAN'S ATTENTION IN THE COURSE OF ITS INTERNAL INQUIRY?



A.The Manager has also reviewed its practice of placing some of the Funds' orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of the Seligman Funds. This is a common practice and permissible when done properly. Although the Manager believes that the execution of all such orders was consistent with its best execution obligations, the Manager may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager is confident that the Seligman Funds did not pay higher brokerage commissions in connection with those orders than the Seligman Funds would otherwise have paid for comparable transactions.



  The Manager is conducting an investigation of these matters and is making interim reports to the Independent Directors of the Boards of the Seligman Funds, who will determine any appropriate measures to be taken. In October 2003, the Manager ceased placing Fund orders to buy and sell portfolio securities with brokerage firms in recognition of their Fund sales.



Q12. HAVE ANY EMPLOYEES BEEN DISCIPLINED IN CONNECTION WITH THE MANAGER'S OVERALL INTERNAL REVIEW?



A.One employee has left Seligman. Other disciplinary measures will be taken as appropriate.

Shareholder Information

DECIDING WHICH CLASS OF SHARES TO BUY

Each of the Fund's Classes represents an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:

..  The amount you plan to invest.

.. How long you intend to remain invested in a Fund, or another Seligman mutual fund.

.. If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC and pay higher ongoing 12b-1 fees.

.. Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

Your authorized dealer or financial advisor will be able to help you decide which Class of shares best meets your needs.

CLASS A
--------------------------------------------------------------------------------
..  Initial sales charge on Fund purchases, as set forth below:

                          SALES CHARGE AS A % OF SALES CHARGE AS A % OF REGULAR DEALER DISCOUNT
AMOUNT OF YOUR INVESTMENT  OFFERING PRICE/(1)/    NET AMOUNT INVESTED   AS A % OF OFFERING PRICE
------------------------------------------------------------------------------------------------
Less than $50,000                  4.75%                  4.99%                   4.25%
------------------------------------------------------------------------------------------------
$50,000 - $99,999                  4.00                   4.17                    3.50
------------------------------------------------------------------------------------------------
$100,000 - $249,999                3.50                   3.63                    3.00
------------------------------------------------------------------------------------------------
$250,000 - $499,999                2.50                   2.56                    2.25
------------------------------------------------------------------------------------------------
$500,000 - $999,999                2.00                   2.04                    1.75
------------------------------------------------------------------------------------------------
$1,000,000 and over/(2)/           0.00                   0.00                    0.00
------------------------------------------------------------------------------------------------

-------------
(1)"Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.
(2)You will not pay an initial sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

..  Annual 12b-1 fee (for shareholder services) of up to 0.25%.

.. No initial sales charge on reinvested dividends or capital gain distributions.

.. Certain employer-sponsored defined contribution-type plans can purchase shares with no initial sales charge.

CLASS C
--------------------------------------------------------------------------------
..  Initial sales charge on Fund purchases, as set forth below:

AMOUNT OF YOUR       SALES CHARGE AS A % OF SALES CHARGE AS A % OF REGULAR DEALER DISCOUNT
 INVESTMENT           OFFERING PRICE/(1)/    NET AMOUNT INVESTED   AS A % OF OFFERING PRICE
-------------------------------------------------------------------------------------------
Less than $100,000            1.00%                  1.01%                   1.00%
-------------------------------------------------------------------------------------------
$100,000 - $249,999           0.50                   0.50                    0.50
-------------------------------------------------------------------------------------------
$250,000 -
 $1,000,000                   0.00                   0.00                    0.00
-------------------------------------------------------------------------------------------

-------------
(1)"Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

..  A 1% CDSC on shares sold within eighteen months of purchase.

..  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

.. No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

.. No initial sales charge on reinvested dividends or capital gain distributions.

.. No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares.


When purchasing shares through certain financial intermediaries, investors may also buy Class C shares without an initial sales charge and with a CDSC of twelve months. As a result, investors purchasing Class C shares through these financial intermediaries will not be limited to dollar amounts of less than $1,000,000. The financial intermediaries offering Class C shares without an initial sales charge and with a CDSC of twelve months are set forth in the Statement of Additional Information.


CLASS D*
--------------------------------------------------------------------------------

..  No initial sales charge on purchases.

..  A 1% CDSC on shares sold within one year of purchase.

..  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

.. No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

..  No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.
-------------
 *Class D shares are not available to all investors. You may purchase Class D shares only (1) if you already own Class D shares of the Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program.

Each Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and/or for providing services to shareholders.

Because 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.

The Board of Directors or Trustees, as applicable, believes that no conflict of interest currently exists between a Fund's Class A, Class C and Class D shares. On an ongoing basis, the Directors or Trustees, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.

HOW CDSCS ARE CALCULATED

To minimize the amount of the CDSC you may pay when you sell your shares, each Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of any Fund to buy shares of the same class of shares of any other Seligman mutual fund ("another fund" or "other fund") or when you exchange shares of another fund to buy the same class of shares of a Fund. For the purpose of calculating the CDSC, when you exchange shares of a Fund for the same class of another fund, it will be assumed that you held the shares of the other fund since the date you purchased the shares of that Fund. Similarly, when you exchange shares of another fund for shares of a Fund, it will be assumed that you held the shares of that Fund since the date you originally purchased shares of the other fund.

PRICING OF FUND SHARES

When you buy or sell shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors receives your request in good order. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. Purchase or sale orders received by an authorized dealer or your financial advisor by the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) and received in good order by Seligman Advisors before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Class's NAV calculated as of the close of regular trading on the NYSE on that day. However, Seligman Advisors may reject any request to purchase Fund shares under the circumstances discussed later in this Prospectus in "Important Policies That May Affect Your Account." An authorized dealer or your financial advisor is responsible for forwarding your order to Seligman Advisors before the close of business.

  NAV: Computed separately for each Class of a Fund by dividing that Class's share of the value of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

If your buy or sell order is received by an authorized dealer or your financial advisor after the close of regular trading on the NYSE, or is accepted by Seligman Advisors after the close of business, the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV, less any applicable CDSC.

The NAV of a Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because of their higher 12b-1 fees, the NAV of Class C shares and Class D shares will generally be lower than the NAV of Class A shares of a Fund.

Securities owned by a Fund are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Funds' Board of Directors or Trustees, as applicable.

OPENING YOUR ACCOUNT

The Funds' shares are sold through authorized dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask an authorized dealer or your financial advisor if any of these programs apply to you. Class D shares are not available to all investors. For more information, see "Deciding Which Class of Shares to Buy--Class D."

To make your initial investment in a Fund, contact an authorized dealer or your financial advisor or complete an account application and send it with your check directly to SDC at the address provided on the account application. If you do not choose a Class, your investment will automatically be made in Class A shares.

The required minimum initial investments are:

..  Regular (non-retirement) accounts: $1,000

..  For accounts opened concurrently with Invest-A-Check(R):
 . $100 to open if you will be making monthly investments
 . $250 to open if you will be making quarterly investments

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

You will be sent a statement confirming your purchase, and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Seligman funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge for the current year and most recent prior year. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC.


Share certificates representing shares of a Fund are no longer issued. Any further purchases of shares (whether by further subscription or in connection with the exercise of exchange privileges) will be recorded in book-entry form only. However, if a share certificate has been previously issued to a shareholder, the shareholder will be required to deliver the share certificate to SDC, as a shareholder servicing agent, before a request for redemption or exchange of shares evidenced by that share certificate will be processed.


If you want to be able to buy, sell, or exchange shares by telephone, you should complete an application when you open your account. This will prevent you from having to complete a supplemental election form (which may require a medallion signature guarantee) at a later date.

HOW TO BUY ADDITIONAL SHARES

After you have made your initial investment, there are many options available to make additional purchases of Fund shares. Subsequent purchases must be for $100 or more.

Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

Seligman Data Corp.
P.O. Box 9766
Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler's checks or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-A-Check(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (ACH) member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. You may buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $1,000 is met or your account may be closed.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that Fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares or Class C shares, you may pay an initial sales charge to buy Fund shares.

Automatic CD Transfer. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit in shares of a Fund. If you wish to use this service, contact SDC or an authorized dealer or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

Dividends From Other Investments. You may have your dividends from other companies paid to the Fund. (Dividend checks must include your name, account number, Fund name and Class of shares and be drawn in an amount of $100 or more.)


Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS or any other institution that provides direct deposit. The Fund may permit investments that are lower than the investment minimums described in this Prospectus for those employees whose employers permit investments in the Seligman Group of Funds via a direct deposit through a payroll deduction program. Call SDC for more information.


Seligman Time Horizon Matrix/SM/. (Requires an initial total investment of $10,000.) This is a needs-based investment process, designed to help you and your financial advisor plan to seek your long-term financial goals. It considers your financial needs, and helps frame a personalized asset allocation strategy around the cost of your future commitments and the time you have to meet them. Contact an authorized dealer or your financial advisor for more information.

Seligman Harvester/SM Patent Pending/. If you are a retiree or nearing retirement, this program is designed to help you establish an investment strategy that seeks to meet your income needs throughout your retirement. The strategy is customized to your personal financial situation by allocating your assets to seek to address your income requirements, prioritizing your expenses and establishing a prudent withdrawal schedule. Contact an authorized dealer or your financial advisor for more information.

HOW TO EXCHANGE SHARES AMONG THE SELIGMAN MUTUAL FUNDS

You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy these Fund shares. Exchanges will be made at each Fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares or Class C shares of Seligman Cash Management Fund to buy shares of the same class of a Fund or another Seligman mutual fund.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund account. If you wish to carry over any other account options (for example, Invest-A-Check(R) or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

If you exchange into a new fund, you must exchange enough to meet the new fund's required minimum initial investment. Before making an exchange, contact an authorized dealer or your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund's prospectus before investing. Some funds may not offer all classes of shares.

HOW TO SELL SHARES


The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able to use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."


When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, 3-4 business days after your shares are sold).

You may sell shares to the Fund through an authorized dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction; however, the authorized dealer or financial advisor may charge a service fee. Contact an authorized dealer or your financial advisor for more information.

You may always send a written request to sell Fund shares; however, it may take longer to get your money. To protect you and a Fund, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before sending any money. If the proceeds are: (1) $50,000 or more; (2) to be paid to someone other than the account owner; or (3) to be mailed to your financial advisor, then before sending any money a Fund will require:

..  a signed, written redemption request;
..  telephone confirmation; and

..  a medallion signature guarantee.



Confirmations will not affect the date on which your redemption request is actually processed, but they may delay the payment of proceeds.



  MEDALLION SIGNATURE GUARANTEE:



  Protects you and each Fund from fraud. It is an assurance that the signature is genuine. A Medallion Signature Guarantee from The New York Stock Exchange, Inc. Medallion Signature Guarantee Program (MSP), The Securities Transfer Agents Medallion Program (STAMP) and The Stock Exchanges Medallion Program
  (SEMP) are acceptable. These guarantees are the leading signature guarantee programs recognized by most major financial services associations throughout the United States and Canada, and are endorsed by the Securities Transfer Association (STA). Non-medallion signature guarantees or notarization by a notary public are not acceptable forms of signature guarantees.


You may need to provide additional documents to sell Fund shares if you are:

..  a corporation;
..  an executor or administrator;
..  a trustee or custodian; or
..  in a retirement plan.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

Contact an authorized dealer or your financial advisor or SDC's Shareholder Services Department for information on selling your Fund shares under any of the above circumstances.

You may also use the following account services to sell Fund shares:


Systematic Withdrawal Plan. If you have at least $5,000 in a Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account, generally within 2 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class C shares or Class D shares and reinvest your dividends and capital gain distributions, you may annually withdraw 10% of the value of your Fund account (at the time of election) without a CDSC.


Check Redemption Service. If you have at least $25,000 in a Fund, you may ask SDC to provide checks which may be drawn against your account in amounts of $500 or more. You can elect this service on your initial application or contact SDC for the appropriate forms to establish this service. If you own Class A shares that were bought at NAV because of the size of your purchase, check re-demptions may be subject to a CDSC. If you own Class C or Class D shares, you may use this service only with respect to shares that you have held for at least one year or eighteen months, respectively.

IMPORTANT POLICIES THAT MAY AFFECT YOUR ACCOUNT

To protect you and other shareholders, each Fund reserves the right to:

..  Refuse an exchange request if:

 1.you have exchanged twice from the same fund in any three-month period;


 2.the amount you wish to exchange equals or exceeds the lesser of $1,000,000 or 1% of a Fund's net assets; or


 3.you, an authorized dealer or your financial advisor have been advised that previous patterns of purchases and sales or exchanges have been considered excessive.

..  Refuse any request to buy Fund shares;

..  Reject any request received by telephone;

..  Suspend or terminate telephone services;


..  Reject a medallion signature guarantee that SDC believes may be fraudulent;


.. Close your fund account if its value falls below $500, although the Funds generally will not close an account that falls below $500 as a result of a market decline. The Funds will notify you in writing at least 30 days before closing the account;

.. Close your account if it does not have a certified taxpayer identification number.


.. Request additional information to close your account to the extent required or permitted by applicable law or regulations, including those related to the prevention of money laundering.


Telephone Services
You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

.. Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to address of record);

..  Exchange shares between funds;

..  Change dividend and/or capital gain distribution options;

..  Change your address;

..  Establish systematic withdrawals to address of record.


If you do not complete an account application when you open your account, telephone services must be elected on a supplemental election form (which may require a medallion signature guarantee).


Restrictions apply to certain types of accounts:

.. Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

..  Corporations may not sell Fund shares by phone;

..  IRAs may only exchange Fund shares or request address changes by phone;

.. Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within 30 days following an address change.

Your telephone request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. An authorized dealer or your financial advisor may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to send written instructions, and it may take longer for your request to be processed. A Fund's NAV may fluctuate during this time.

The Funds and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Funds and SDC will employ reasonable procedures to confirm whether instructions received by telephone are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.

Reinstatement Privilege
If you sell Fund shares, you may, within 120 calendar days, use part or all of the proceeds to buy shares of a Fund or another Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege is available only once each calendar year. Contact an authorized dealer or your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Each Fund generally declares dividends from its net investment income daily and pays dividends on the 17th of each month. If the 17th day of the month falls on a weekend or on a NYSE holiday, dividends will be paid on the previous business day. The Funds distribute any net capital gains realized on investments annually. It is expected that the Funds' distributions will be primarily income dividends.

You may elect to:

(1)reinvest both dividends and capital gain distributions;

(2)receive dividends in cash and reinvest capital gain distributions; or

(3)receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise.

If you want to change your election, you may write SDC at the address listed on the back cover of this Prospectus or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.


Cash dividends or capital gain distributions will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account, generally within 2 business days from the payable date.

  DIVIDEND:
  A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest earned on portfolio securities less expenses).

  CAPITAL GAIN DISTRIBUTION:
  A payment to mutual fund shareholders which represents profits realized on the sale of securities in a Fund's portfolio.

  EX-DIVIDEND DATE:
  The day on which any declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates its NAV.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the payable date.

Dividends on Class C shares and Class D shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions, if any, will be paid in the same amount for each Class.

TAXES

Each Fund intends to pay dividends that are primarily exempt from regular federal income taxes and (except for National Fund) regular personal income taxes in its respective state. A Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Accordingly, a portion of dividends paid by the Funds that are not otherwise exempt generally are taxable to you as ordinary income. Income exempt from federal tax may be subject to state and local tax.

Any capital gains distributed by a Fund may be taxable, whether you take them in cash or reinvest them to buy additional Fund shares. Capital gains may be taxed at different rates depending on the length of time a Fund holds its assets.


When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which an exempt interest dividend is paid and you held the shares for six months or less, any loss you realize will be disallowed to the extent of the exempt interest dividend. Further, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize, to the extent not disallowed pursuant to the immediate preceding sentence, will be treated as a long-term capital loss to the extent of the long-term capital gain distribution.


An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. If you would like more specific information on the possible tax consequences of investing in a particular Fund, you should read that Fund's Statement of Additional Information. However, because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

Financial Highlights


The tables below are intended to help you understand the financial performance of each Fund's Classes for the past five years or, if less than five years, the period of the Class's operations. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and capital gain distributions. Total returns do not reflect any sales charges or taxes investors may incur on distributions or on the redemption of shares, and are not annualized for periods of less than one year. Deloitte & Touche LLP, independent auditors, have audited this information. Their reports, along with the Funds' financial statements, are included in each Fund's Annual Report, which is available upon request.


NATIONAL FUND


                                                   YEAR ENDED SEPTEMBER 30,
                                         ---------------------------------------------
CLASS A                                      2003   2002OO     2001     2000      1999
--------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------
Net asset value, beginning of year       $  8.05  $  7.98  $  7.65  $  7.68  $   8.32
--------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                      0.33     0.37     0.37     0.39      0.39
--------------------------------------------------------------------------------------
 Net gains or losses on securities
   (both realized and unrealized)          (0.07)    0.06     0.33    (0.03)    (0.64)
--------------------------------------------------------------------------------------
Total from investment operations            0.26     0.43     0.70     0.36     (0.25)
--------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income      (0.33)   (0.36)   (0.37)   (0.39)    (0.39)
--------------------------------------------------------------------------------------
 Distributions from capital gains             --       --       --       --        --
--------------------------------------------------------------------------------------
Total distributions                        (0.33)   (0.36)   (0.37)   (0.39)    (0.39)
--------------------------------------------------------------------------------------
Net asset value, end of year             $  7.98  $  8.05  $  7.98  $  7.65  $   7.68
--------------------------------------------------------------------------------------
TOTAL RETURN:                              3.29%    5.62%    9.36%    4.88%   (3.11)%
--------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------
Net assets, end of year (in thousands)   $86,905  $89,243  $89,117  $87,583  $ 90,296
--------------------------------------------------------------------------------------
Ratio of expenses to average net assets    0.95%    0.89%    0.91%    0.87%     0.83%
--------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                        4.14%    4.64%    4.74%    5.18%     4.83%
--------------------------------------------------------------------------------------
Portfolio turnover rate                    7.04%    6.97%   20.58%    6.54%    13.37%
--------------------------------------------------------------------------------------

-------------

See footnotes on page 102.

                                                                          5/27/99**
                                             YEAR ENDED SEPTEMBER 30,        TO
                                         --------------------------------  9/30/99
CLASS C                                     2003  2002OO     2001    2000 ---------
--------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------
Net asset value, beginning of period     $ 8.05  $ 7.98  $  7.65  $ 7.68  $   8.08
------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                     0.26    0.30     0.30    0.32      0.11
------------------------------------------------------------------------------------
 Net gains or losses on securities
   (both realized and unrealized)         (0.07)   0.06     0.33   (0.03)    (0.40)
------------------------------------------------------------------------------------
Total from investment operations           0.19    0.36     0.63    0.29     (0.29)
------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income     (0.26)  (0.29)   (0.30)  (0.32)    (0.11)
------------------------------------------------------------------------------------
 Distributions from capital gains            --      --       --      --        --
------------------------------------------------------------------------------------
Total distributions                       (0.26)  (0.29)   (0.30)  (0.32)    (0.11)
------------------------------------------------------------------------------------
Net asset value, end of period           $ 7.98  $ 8.05  $  7.98  $ 7.65  $   7.68
------------------------------------------------------------------------------------
TOTAL RETURN:                             2.36%   4.67%    8.38%   3.94%   (3.38)%
------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------
Net assets, end of period (in thousands) $5,446  $5,903  $ 3,029  $1,056  $    115
------------------------------------------------------------------------------------
Ratio of expenses to average net assets   1.85%   1.79%    1.81%   1.77%     1.74%+
------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                       3.24%   3.74%    3.84%   4.28%     4.10%+
------------------------------------------------------------------------------------
Portfolio turnover rate                   7.04%   6.97%   20.58%   6.54%    13.37%++
------------------------------------------------------------------------------------

                                                  YEAR ENDED SEPTEMBER 30,
                                         -------------------------------------------
CLASS D                                     2003  2002OO     2001    2000       1999
------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------
Net asset value, beginning of year       $ 8.05  $ 7.98  $  7.65  $ 7.68  $   8.31
------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                     0.26    0.30     0.30    0.32      0.32
------------------------------------------------------------------------------------
 Net gains or losses on securities
   (both realized and unrealized)         (0.07)   0.06     0.33   (0.03)    (0.63)
------------------------------------------------------------------------------------
Total from investment operations           0.19    0.36     0.63    0.29     (0.31)
------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income     (0.26)  (0.29)   (0.30)  (0.32)    (0.32)
------------------------------------------------------------------------------------
 Distributions from capital gains            --      --       --      --        --
------------------------------------------------------------------------------------
Total distributions                       (0.26)  (0.29)   (0.30)  (0.32)    (0.32)
------------------------------------------------------------------------------------
Net asset value, end of year             $ 7.98  $ 8.05  $  7.98  $ 7.65  $   7.68
------------------------------------------------------------------------------------
TOTAL RETURN:                             2.36%   4.67%    8.38%   3.94%   (3.85)%
------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------
Net assets, end of year (in thousands)   $2,942  $4,059  $ 3,547  $3,839  $  8,079
------------------------------------------------------------------------------------
Ratio of expenses to average net assets   1.85%   1.79%    1.81%   1.77%     1.73%
------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                       3.24%   3.74%    3.84%   4.28%     3.93%
------------------------------------------------------------------------------------
Portfolio turnover rate                   7.04%   6.97%   20.58%   6.54%    13.37%
------------------------------------------------------------------------------------

-------------

See footnotes on page 102.

CALIFORNIA HIGH-YIELD FUND



                                                                              YEAR ENDED SEPTEMBER 30,
                                                                    ---------------------------------------------
CLASS A                                                                 2003   2002OO     2001     2000      1999
-----------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $  6.74  $  6.63  $  6.33  $  6.28  $   6.80
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.28     0.29     0.30     0.32      0.31
-----------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)    (0.12)    0.13     0.30     0.13     (0.50)
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                       0.16     0.42     0.60     0.45     (0.19)
-----------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.28)   (0.29)   (0.30)   (0.32)    (0.31)
-----------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                    (0.03)   (0.02)      --    (0.08)    (0.02)
-----------------------------------------------------------------------------------------------------------------
Total distributions                                                   (0.31)   (0.31)   (0.30)   (0.40)    (0.33)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                        $  6.59  $  6.74  $  6.63  $  6.33  $   6.28
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                         2.48%    6.50%    9.74%    7.49%   (2.82)%
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                              $38,798  $51,011  $50,239  $47,915  $ 57,807
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               0.88%    0.84%    0.70%    0.71%     0.84%
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  4.24%    4.41%    4.69%    5.23%     4.71%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                               4.43%   11.72%    2.95%    5.20%    27.61%
-----------------------------------------------------------------------------------------------------------------
Without expense reimbursement:***
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               0.98%    0.94%    0.95%    0.91%
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  4.14%    4.31%    4.44%    5.04%
-----------------------------------------------------------------------------------------------------------------


                                                                                                     5/27/99**
                                                                        YEAR ENDED SEPTEMBER 30,        TO
                                                                    --------------------------------  9/30/99
CLASS C                                                                2003   2002OO    2001    2000 ---------
-----------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $ 6.75  $  6.64  $ 6.34  $ 6.29  $   6.62
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.22     0.23    0.25    0.27      0.09
---------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)   (0.12)    0.13    0.30    0.13     (0.33)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                                      0.10     0.36    0.55    0.40     (0.24)
---------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.22)   (0.23)  (0.25)  (0.27)    (0.09)
---------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                   (0.03)   (0.02)     --   (0.08)       --
---------------------------------------------------------------------------------------------------------------
Total distributions                                                  (0.25)   (0.25)  (0.25)  (0.35)    (0.09)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 6.60  $  6.75  $ 6.64  $ 6.34  $   6.29
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                        1.56%    5.57%   8.74%   6.53%   (3.79)%
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                            $3,482  $ 3,457  $3,293  $1,546  $  1,041
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                              1.78%    1.74%   1.60%   1.61%     1.72%+
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                 3.34%    3.51%   3.79%   4.33%     3.95%+
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              4.43%   11.72%   2.95%   5.20%    27.61%++
---------------------------------------------------------------------------------------------------------------
Without expense reimbursement:***
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                              1.88%    1.84%   1.85%   1.81%
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                 3.24%    3.41%   3.54%   4.13%
---------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 102.

                                                                             YEAR ENDED SEPTEMBER 30,
                                                                    ------------------------------------------
CLASS D                                                                2003   2002OO    2001    2000      1999
--------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $ 6.75  $  6.64  $ 6.34  $ 6.29  $   6.80
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.22     0.23    0.25    0.27      0.25
--------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)   (0.12)    0.13    0.30    0.13     (0.49)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                      0.10     0.36    0.55    0.40     (0.24)
--------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.22)   (0.23)  (0.25)  (0.27)    (0.25)
--------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                   (0.03)   (0.02)     --   (0.08)    (0.02)
--------------------------------------------------------------------------------------------------------------
Total distributions                                                  (0.25)   (0.25)  (0.25)  (0.35)    (0.27)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                        $ 6.60  $  6.75  $ 6.64  $ 6.34  $   6.29
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                        1.56%    5.57%   8.74%   6.53%   (3.54)%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                              $4,832  $ 5,419  $5,938  $5,880  $  7,658
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                              1.78%    1.74%   1.60%   1.61%     1.74%
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                 3.34%    3.51%   3.79%   4.33%     3.81%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              4.43%   11.72%   2.95%   5.20%    27.61%
--------------------------------------------------------------------------------------------------------------
Without expense reimbursement:***
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                              1.88%    1.84%   1.85%   1.81%
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                 3.24%    3.41%   3.54%   4.13%
--------------------------------------------------------------------------------------------------------------



CALIFORNIA QUALITY FUND




                                                                              YEAR ENDED SEPTEMBER 30,
                                                                    ---------------------------------------------
CLASS A                                                                 2003   2002OO     2001     2000      1999
-----------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $  7.04  $  6.90  $  6.53  $  6.42  $   7.21
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.27     0.29     0.30     0.30      0.31
-----------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)    (0.16)    0.20     0.39     0.18     (0.56)
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                       0.11     0.49     0.69     0.48     (0.25)
-----------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.27)   (0.29)   (0.30)   (0.30)    (0.31)
-----------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                       --    (0.06)   (0.02)   (0.07)    (0.23)
-----------------------------------------------------------------------------------------------------------------
Total distributions                                                   (0.27)   (0.35)   (0.32)   (0.37)    (0.54)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                        $  6.88  $  7.04  $  6.90  $  6.53  $   6.42
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                         1.63%    7.29%   10.72%    7.95%   (3.68)%
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                              $61,566  $74,713  $74,585  $70,905  $ 74,793
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               0.93%    0.87%    0.87%    0.87%     0.82%
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  3.96%    4.23%    4.42%    4.83%     4.56%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                               1.43%    6.40%   19.83%    1.33%    20.24%
-----------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 102.

                                                                                                     5/27/99**
                                                                        YEAR ENDED SEPTEMBER 30,        TO
                                                                    --------------------------------  9/30/99
CLASS C                                                                2003  2002OO     2001    2000 ---------
-----------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $ 7.01  $ 6.88  $  6.51  $ 6.40  $   6.75
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.21    0.23     0.24    0.25      0.09
---------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)   (0.16)   0.18     0.39    0.18     (0.35)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                                      0.05    0.41     0.63    0.43     (0.26)
---------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.21)  (0.22)   (0.24)  (0.25)    (0.09)
---------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                      --   (0.06)   (0.02)  (0.07)       --
---------------------------------------------------------------------------------------------------------------
Total distributions                                                  (0.21)  (0.28)   (0.26)  (0.32)    (0.09)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 6.85  $ 7.01  $  6.88  $ 6.51  $   6.40
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                        0.72%   6.20%    9.81%   7.00%   (4.04)%
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                            $5,772  $5,067  $ 1,952  $  204  $     10
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                              1.83%   1.77%    1.77%   1.77%     1.72%+
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                 3.06%   3.33%    3.52%   3.93%     3.80%+
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              1.43%   6.40%   19.83%   1.33%    20.24%++
---------------------------------------------------------------------------------------------------------------

                                                                             YEAR ENDED SEPTEMBER 30,
                                                                    -------------------------------------------
CLASS D                                                                2003  2002OO     2001    2000       1999
---------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $ 7.01  $ 6.88  $  6.51  $ 6.40  $   7.19
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.21    0.23     0.24    0.25      0.25
---------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)   (0.16)   0.18     0.39    0.18     (0.56)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                                      0.05    0.41     0.63    0.43     (0.31)
---------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.21)  (0.22)   (0.24)  (0.25)    (0.25)
---------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                      --   (0.06)   (0.02)  (0.07)    (0.23)
---------------------------------------------------------------------------------------------------------------
Total distributions                                                  (0.21)  (0.28)   (0.26)  (0.32)    (0.48)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                        $ 6.85  $ 7.01  $  6.88  $ 6.51  $   6.40
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                        0.72%   6.20%    9.81%   7.00%   (4.58)%
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                              $1,512  $1,956  $ 3,344  $3,666  $  4,286
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                              1.83%   1.77%    1.77%   1.77%     1.72%
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                 3.06%   3.33%    3.52%   3.93%     3.66%
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              1.43%   6.40%   19.83%   1.33%    20.24%
---------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 102.

COLORADO FUND



                                                                              YEAR ENDED SEPTEMBER 30,
                                                                    ---------------------------------------------
CLASS A                                                                 2003   2002OO     2001     2000      1999
-----------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $  7.69  $  7.47  $  7.02  $  7.10  $   7.64
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.31     0.32     0.34     0.35      0.34
-----------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)    (0.06)    0.23     0.45    (0.03)    (0.54)
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                       0.25     0.55     0.79     0.32     (0.20)
-----------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.30)   (0.32)   (0.34)   (0.35)    (0.34)
-----------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                    (0.01)   (0.01)      --    (0.05)       --
-----------------------------------------------------------------------------------------------------------------
Total distributions                                                   (0.31)   (0.33)   (0.34)   (0.40)    (0.34)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                        $  7.63  $  7.69  $  7.47  $  7.02  $   7.10
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                         3.38%    7.60%   11.44%    4.64%   (2.67)%
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                              $38,560  $39,155  $37,429  $37,358  $ 44,649
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               0.99%    0.96%    0.94%    0.91%     0.87%
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  4.05%    4.31%    4.63%    4.99%     4.60%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                               4.10%    9.45%   11.31%    8.81%     7.91%
-----------------------------------------------------------------------------------------------------------------



                                                                                                     5/27/99**
                                                                        YEAR ENDED SEPTEMBER 30,        TO
                                                                    -------------------------------   9/30/99
CLASS C                                                                2003  2002OO     2001    2000 ---------
-----------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $ 7.68  $ 7.46  $  7.02  $ 7.09  $   7.47
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.24    0.25     0.28    0.28      0.10
---------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)   (0.05)   0.23     0.44   (0.02)    (0.38)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                                      0.19    0.48     0.72    0.26     (0.28)
---------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.24)  (0.25)   (0.28)  (0.28)    (0.10)
---------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                   (0.01)  (0.01)      --   (0.05)       --
---------------------------------------------------------------------------------------------------------------
Total distributions                                                  (0.25)  (0.26)   (0.28)  (0.33)    (0.10)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 7.62  $ 7.68  $  7.46  $ 7.02  $   7.09
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                        2.46%   6.59%   10.39%   3.86%   (3.93)%
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                            $  205  $  169  $    96  $   76  $     60
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                              1.89%   1.86%    1.84%   1.81%     1.73%+
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                 3.15%   3.41%    3.73%   4.09%     3.85%+
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              4.10%   9.45%   11.31%   8.81%     7.91%++
---------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 102.

                                                                             YEAR ENDED SEPTEMBER 30,
                                                                    ------------------------------------------
CLASS D                                                                2003  2002OO     2001    2000      1999
--------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $ 7.68  $ 7.46  $  7.02  $ 7.09  $   7.63
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.24    0.25     0.28    0.28      0.28
--------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)   (0.05)   0.23     0.44   (0.02)    (0.54)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                      0.19    0.48     0.72    0.26     (0.26)
--------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.24)  (0.25)   (0.28)  (0.28)    (0.28)
--------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                   (0.01)  (0.01)      --   (0.05)       --
--------------------------------------------------------------------------------------------------------------
Total distributions                                                  (0.25)  (0.26)   (0.28)  (0.33)    (0.28)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                        $ 7.62  $ 7.68  $  7.46  $ 7.02  $   7.09
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                        2.46%   6.59%   10.39%   3.86%   (3.57)%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                              $  276  $  461  $   609  $  505  $    917
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                              1.89%   1.86%    1.84%   1.81%     1.77%
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                 3.15%   3.41%    3.73%   4.09%     3.70%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              4.10%   9.45%   11.31%   8.81%     7.91%
--------------------------------------------------------------------------------------------------------------



FLORIDA FUND


                                                                              YEAR ENDED SEPTEMBER 30,
                                                                    ---------------------------------------------
CLASS A                                                                 2003   2002OO     2001     2000      1999
-----------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $  8.08  $  7.88  $  7.48  $  7.41  $   8.07
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.32     0.34     0.36     0.37      0.34
-----------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)     0.01     0.20     0.43     0.11     (0.61)
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                       0.33     0.54     0.79     0.48     (0.27)
-----------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.32)   (0.34)   (0.36)   (0.37)    (0.34)
-----------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                    (0.01)      --    (0.03)   (0.04)    (0.05)
-----------------------------------------------------------------------------------------------------------------
Total distributions                                                   (0.33)   (0.34)   (0.39)   (0.41)    (0.39)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                        $  8.08  $  8.08  $  7.88  $  7.48  $   7.41
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                         4.16%    7.08%   10.78%    6.78%   (3.42)%
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                              $34,131  $37,513  $36,695  $34,949  $ 37,606
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.00%    0.94%    0.70%    0.72%     1.03%
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  3.98%    4.37%    4.70%    5.08%     4.38%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              12.51%   10.19%    9.57%   12.68%    18.31%
-----------------------------------------------------------------------------------------------------------------
Without expense reimbursement:***
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.15%    1.09%    1.08%    1.09%
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  3.83%    4.22%    4.32%    4.71%
-----------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 102.

                                                                                                       5/27/99**
                                                                         YEAR ENDED SEPTEMBER 30,         TO
                                                                    ----------------------------------  9/30/99
CLASS C                                                                 2003   2002OO    2001     2000 ---------
-------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $  8.10  $  7.90  $ 7.50  $  7.43  $   7.83
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.26     0.29    0.31     0.32      0.10
-----------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)       --     0.19    0.43     0.11     (0.40)
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                       0.26     0.48    0.74     0.43     (0.30)
-----------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.26)   (0.28)  (0.31)   (0.32)    (0.10)
-----------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                    (0.01)      --   (0.03)   (0.04)       --
-----------------------------------------------------------------------------------------------------------------
Total distributions                                                   (0.27)   (0.28)  (0.34)   (0.36)    (0.10)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  8.09  $  8.10  $ 7.90  $  7.50  $   7.43
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                         3.24%    6.26%   9.97%    5.98%   (3.96)%
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                            $ 4,686  $ 3,839  $2,274  $   699  $    254
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.75%    1.69%   1.45%    1.47%     1.78%+
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  3.23%    3.62%   3.95%    4.33%     3.82%+
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              12.51%   10.19%   9.57%   12.68%    18.31%++
-----------------------------------------------------------------------------------------------------------------
Without expense reimbursement:***
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.90%    1.84%   1.83%    1.84%
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  3.08%    3.47%   3.57%    3.96%
-----------------------------------------------------------------------------------------------------------------


                                                                              YEAR ENDED SEPTEMBER 30,
                                                                    --------------------------------------------
CLASS D                                                                 2003   2002OO    2001     2000      1999
----------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $  8.10  $  7.90  $ 7.50  $  7.43  $   8.08
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.26     0.29    0.31     0.32      0.28
----------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)     0.01     0.19    0.43     0.11     (0.60)
----------------------------------------------------------------------------------------------------------------
Total from investment operations                                       0.27     0.48    0.74     0.43     (0.32)
----------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.26)   (0.28)  (0.31)   (0.32)    (0.28)
----------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                    (0.01)      --   (0.03)   (0.04)    (0.05)
----------------------------------------------------------------------------------------------------------------
Total distributions                                                   (0.27)   (0.28)  (0.34)   (0.36)    (0.33)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                        $  8.10  $  8.10  $ 7.90  $  7.50  $   7.43
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                         3.37%    6.26%   9.97%    5.98%   (4.01)%
----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                              $ 1,567  $ 1,904  $1,811  $ 1,463  $  1,843
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.75%    1.69%   1.45%    1.47%     1.78%
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  3.23%    3.62%   3.95%    4.33%     3.63%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              12.51%   10.19%   9.57%   12.68%    18.31%
----------------------------------------------------------------------------------------------------------------
Without expense reimbursement:***
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.90%    1.84%   1.83%    1.84%
----------------------------------------------------------------------------------------------------------------
Ratio of net income to average net assets                             3.08%    3.47%   3.57%    3.96%
----------------------------------------------------------------------------------------------------------------



-------------

See footnotes on page 102.

GEORGIA FUND



                                                                              YEAR ENDED SEPTEMBER 30,
                                                                    ---------------------------------------------
CLASS A                                                                 2003   2002OO     2001     2000      1999
-----------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $  8.10  $  7.89  $  7.64  $  7.75  $   8.38
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.33     0.35     0.36     0.37      0.37
-----------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)    (0.06)    0.22     0.29     0.06     (0.58)
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                       0.27     0.57     0.65     0.43     (0.21)
-----------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.33)   (0.35)   (0.36)   (0.37)    (0.37)
-----------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                    (0.03)   (0.01)   (0.04)   (0.17)    (0.05)
-----------------------------------------------------------------------------------------------------------------
Total distributions                                                   (0.36)   (0.36)   (0.40)   (0.54)    (0.42)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                        $  8.01  $  8.10  $  7.89  $  7.64  $   7.75
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                         3.48%    7.47%    8.68%    5.95%   (2.63)%
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                              $35,086  $38,306  $38,355  $37,423  $ 42,692
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               0.97%    0.89%    0.95%    0.91%     0.87%
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  4.16%    4.44%    4.56%    4.96%     4.59%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  --   13.66%       --    9.57%    23.93%
-----------------------------------------------------------------------------------------------------------------



                                                                                                     5/27/99**
                                                                        YEAR ENDED SEPTEMBER 30,        TO
                                                                    --------------------------------  9/30/99
CLASS C                                                                2003   2002OO    2001    2000 ---------
-----------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $ 8.12  $  7.91  $ 7.66  $ 7.76  $   8.17
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.26     0.28    0.29    0.30      0.11
---------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)   (0.07)    0.22    0.29    0.07     (0.41)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                                      0.19     0.50    0.58    0.37     (0.30)
---------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.26)   (0.28)  (0.29)  (0.30)    (0.11)
---------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                   (0.03)   (0.01)  (0.04)  (0.17)       --
---------------------------------------------------------------------------------------------------------------
Total distributions                                                  (0.29)   (0.29)  (0.33)  (0.47)    (0.11)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 8.02  $  8.12  $ 7.91  $ 7.66  $   7.76
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                        2.42%    6.49%   7.71%   5.15%   (3.84)%
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                            $  620  $   600  $  383  $  246  $    176
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                              1.87%    1.79%   1.85%   1.81%     1.74%+
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                 3.26%    3.54%   3.66%   4.06%     3.89%+
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 --   13.66%      --   9.57%    23.93%++
---------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 102.

                                                                             YEAR ENDED SEPTEMBER 30,
                                                                    ------------------------------------------
CLASS D                                                                2003   2002OO    2001    2000      1999
--------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $ 8.12  $  7.91  $ 7.66  $ 7.76  $   8.40
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.26     0.28    0.29    0.30      0.30
--------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)   (0.06)    0.22    0.29    0.07     (0.59)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                      0.20     0.50    0.58    0.37     (0.29)
--------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.26)   (0.28)  (0.29)  (0.30)    (0.30)
--------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                   (0.03)   (0.01)  (0.04)  (0.17)    (0.05)
--------------------------------------------------------------------------------------------------------------
Total distributions                                                  (0.29)   (0.29)  (0.33)  (0.47)    (0.35)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                        $ 8.03  $  8.12  $ 7.91  $ 7.66  $   7.76
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                        2.55%    6.49%   7.71%   5.15%   (3.61)%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                              $1,658  $ 2,010  $1,991  $2,129  $  2,318
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                              1.87%    1.79%   1.85%   1.81%     1.77%
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                 3.26%    3.54%   3.66%   4.06%     3.69%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 --   13.66%      --   9.57%    23.93%
--------------------------------------------------------------------------------------------------------------



LOUISIANA FUND


                                                                              YEAR ENDED SEPTEMBER 30,
                                                                    ---------------------------------------------
CLASS A                                                                 2003   2002OO     2001     2000      1999
-----------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $  8.41  $  8.15  $  7.80  $  7.81  $   8.51
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.36     0.37     0.38     0.39      0.39
-----------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)    (0.12)    0.26     0.37     0.04     (0.59)
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                       0.24     0.63     0.75     0.43     (0.20)
-----------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.35)   (0.37)   (0.38)   (0.39)    (0.39)
-----------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                    (0.03)      --    (0.02)   (0.05)    (0.11)
-----------------------------------------------------------------------------------------------------------------
Total distributions                                                   (0.38)   (0.37)   (0.40)   (0.44)    (0.50)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                        $  8.27  $  8.41  $  8.15  $  7.80  $   7.81
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                         3.03%    7.94%    9.77%    5.70%   (2.44)%
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                              $46,181  $49,356  $49,267  $47,099  $ 51,543
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               0.94%    0.87%    0.89%    0.88%     0.84%
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  4.33%    4.56%    4.71%    5.10%     4.76%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  --   11.19%    4.99%       --     8.67%
-----------------------------------------------------------------------------------------------------------------



-------------

See footnotes on page 102.

                                                                                                     5/27/99**
                                                                        YEAR ENDED SEPTEMBER 30,        TO
                                                                    --------------------------------  9/30/99
CLASS C                                                                2003   2002OO    2001    2000 ---------
-----------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $ 8.41  $  8.15  $ 7.80  $ 7.80  $   8.19
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.28     0.30    0.30    0.32      0.11
---------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)   (0.11)    0.25    0.37    0.05     (0.39)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                                      0.17     0.55    0.67    0.37     (0.28)
---------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.28)   (0.29)  (0.30)  (0.32)    (0.11)
---------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                   (0.03)      --   (0.02)  (0.05)       --
---------------------------------------------------------------------------------------------------------------
Total distributions                                                  (0.31)   (0.29)  (0.32)  (0.37)    (0.11)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 8.27  $  8.41  $ 8.15  $ 7.80  $   7.80
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                        2.11%    6.98%   8.78%   4.88%   (3.55)%
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                            $  687  $   769  $  873  $  581  $     --
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                              1.84%    1.77%   1.79%   1.78%     1.71%+
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                 3.43%    3.66%   3.81%   4.20%     4.00%+
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 --   11.19%   4.99%      --     8.67%++
---------------------------------------------------------------------------------------------------------------



                                                                             YEAR ENDED SEPTEMBER 30,
                                                                    ------------------------------------------
CLASS D                                                                2003   2002OO    2001    2000      1999
--------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $ 8.41  $  8.15  $ 7.80  $ 7.80  $   8.50
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.28     0.30    0.30    0.32      0.32
--------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)   (0.11)    0.25    0.37    0.05     (0.59)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                      0.17     0.55    0.67    0.37     (0.27)
--------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.28)   (0.29)  (0.30)  (0.32)    (0.32)
--------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                   (0.03)      --   (0.02)  (0.05)    (0.11)
--------------------------------------------------------------------------------------------------------------
Total distributions                                                  (0.31)   (0.29)  (0.32)  (0.37)    (0.43)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                        $ 8.27  $  8.41  $ 8.15  $ 7.80  $   7.80
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                        2.11%    6.98%   8.78%   4.88%   (3.33)%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                              $  843  $ 1,123  $  970  $  721  $    908
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                              1.84%    1.77%   1.79%   1.78%     1.74%
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                 3.43%    3.66%   3.81%   4.20%     3.86%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 --   11.19%   4.99%      --     8.67%
--------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 102.

MARYLAND FUND



                                                                              YEAR ENDED SEPTEMBER 30,
                                                                    ---------------------------------------------
CLASS A                                                                 2003   2002OO     2001     2000      1999
-----------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $  8.27  $  8.08  $  7.79  $  7.79  $   8.32
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.32     0.36     0.39     0.39      0.39
-----------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)    (0.14)    0.22     0.29       --     (0.50)
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                       0.18     0.58     0.68     0.39     (0.11)
-----------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.31)   (0.36)   (0.39)   (0.39)    (0.39)
-----------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                    (0.09)   (0.03)      --       --     (0.03)
-----------------------------------------------------------------------------------------------------------------
Total distributions                                                   (0.40)   (0.39)   (0.39)   (0.39)    (0.42)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                        $  8.05  $  8.27  $  8.08  $  7.79  $   7.79
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                         2.29%    7.33%    8.83%    5.26%   (1.45)%
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                              $45,239  $47,787  $46,234  $48,042  $ 49,523
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               0.96%    0.90%    0.91%    0.91%     0.87%
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  3.92%    4.47%    4.82%    5.10%     4.77%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              10.98%   19.30%       --    9.76%     1.80%
-----------------------------------------------------------------------------------------------------------------



                                                                                                            5/27/99**
                                                                        YEAR ENDED SEPTEMBER 30,               TO
                                                                    ---------------------------------        9/30/99
CLASS C                                                                 2003   2002OO       2001       2000 ---------
------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $  8.29  $  8.09     $ 7.80     $ 7.80  $   8.13
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.24     0.29       0.32       0.32      0.11
----------------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)    (0.14)    0.23       0.29         --     (0.33)
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       0.10     0.52       0.61       0.32     (0.22)
----------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.24)   (0.29)     (0.32)     (0.32)    (0.11)
----------------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                    (0.09)   (0.03)        --         --        --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (0.33)   (0.32)     (0.32)     (0.32)    (0.11)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  8.06  $  8.29     $ 8.09     $ 7.80  $   7.80
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                         1.25%    6.49%      7.86%      4.32%   (2.83)%
----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                            $   444  $   480     $  417     $  161  $     75
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.86%    1.80%      1.81%      1.81%     1.75%+
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  3.02%    3.57%      3.92%      4.20%     4.04%+
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              10.98%   19.30%         --      9.76%     1.80%++
----------------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 102.

                                                                             YEAR ENDED SEPTEMBER 30,
                                                                    -------------------------------------------
CLASS D                                                                 2003   2002OO    2001    2000      1999
---------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $  8.29  $  8.09  $ 7.80  $ 7.80  $   8.33
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.24     0.29    0.32    0.32      0.31
---------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)    (0.14)    0.23    0.29      --     (0.50)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                                       0.10     0.52    0.61    0.32     (0.19)
---------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.24)   (0.29)  (0.32)  (0.32)    (0.31)
---------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                    (0.09)   (0.03)     --      --     (0.03)
---------------------------------------------------------------------------------------------------------------
Total distributions                                                   (0.33)   (0.32)  (0.32)  (0.32)    (0.34)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                        $  8.06  $  8.29  $ 8.09  $ 7.80  $   7.80
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                         1.25%    6.49%   7.86%   4.32%   (2.00)%
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                              $ 2,291  $ 2,352  $2,216  $2,179  $  2,775
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.86%    1.80%   1.81%   1.81%     1.77%
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  3.02%    3.57%   3.92%   4.20%     3.87%
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              10.98%   19.30%      --   9.76%     1.80%
---------------------------------------------------------------------------------------------------------------



MASSACHUSETTS FUND


                                                   YEAR ENDED SEPTEMBER 30,
                                         ---------------------------------------------
CLASS A                                      2003   2002OO     2001     2000      1999
--------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------
Net asset value, beginning of year       $  8.38  $  8.01  $  7.48  $  7.47  $   8.27
--------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                      0.33     0.35     0.35     0.36      0.36
--------------------------------------------------------------------------------------
 Net gains or losses on securities
   (both realized and unrealized)          (0.05)    0.37     0.53     0.07     (0.75)
--------------------------------------------------------------------------------------
Total from investment operations            0.28     0.72     0.88     0.43     (0.39)
--------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income      (0.32)   (0.35)   (0.35)   (0.36)    (0.36)
--------------------------------------------------------------------------------------
 Distributions from capital gains             --       --       --    (0.06)    (0.05)
--------------------------------------------------------------------------------------
Total distributions                        (0.32)   (0.35)   (0.35)   (0.42)    (0.41)
--------------------------------------------------------------------------------------
Net asset value, end of year             $  8.34  $  8.38  $  8.01  $  7.48  $   7.47
--------------------------------------------------------------------------------------
TOTAL RETURN:                              3.48%    9.28%   12.01%    5.97%   (4.85)%
--------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------
Net assets, end of year (in thousands)   $83,379  $87,225  $85,336  $81,487  $ 92,929
--------------------------------------------------------------------------------------
Ratio of expenses to average net assets    0.92%    0.86%    0.89%    0.86%     0.83%
--------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                        3.96%    4.42%    4.52%    4.95%     4.56%
--------------------------------------------------------------------------------------
Portfolio turnover rate                    2.42%    5.74%    5.09%   22.46%    23.88%
--------------------------------------------------------------------------------------

-------------

See footnotes on page 102.

                                                                           5/27/99**
                                             YEAR ENDED SEPTEMBER 30,         TO
                                         ---------------------------------  9/30/99
CLASS C                                     2003  2002OO     2001     2000 ---------
---------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------
Net asset value, beginning of period     $ 8.37  $ 8.01  $  7.48  $  7.47  $   7.96
-------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                     0.25    0.28     0.28     0.29      0.10
-------------------------------------------------------------------------------------
 Net gains or losses on securities
   (both realized and unrealized)         (0.03)   0.36     0.53     0.07     (0.49)
-------------------------------------------------------------------------------------
Total from investment operations           0.22    0.64     0.81     0.36     (0.39)
-------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income     (0.25)  (0.28)   (0.28)   (0.29)    (0.10)
-------------------------------------------------------------------------------------
 Distributions from capital gains            --      --       --    (0.06)       --
-------------------------------------------------------------------------------------
Total distributions                       (0.25)  (0.28)   (0.28)   (0.35)    (0.10)
-------------------------------------------------------------------------------------
Net asset value, end of period           $ 8.34  $ 8.37  $  8.01  $  7.48  $   7.47
-------------------------------------------------------------------------------------
TOTAL RETURN:                             2.68%   8.17%   11.00%    5.01%   (5.02)%
-------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------
Net assets, end of period (in thousands) $3,284  $1,513  $ 1,009  $   283  $    228
-------------------------------------------------------------------------------------
Ratio of expenses to average net assets   1.82%   1.76%    1.79%    1.76%     1.73%+
-------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                       3.06%   3.52%    3.62%    4.05%     3.80%+
-------------------------------------------------------------------------------------
Portfolio turnover rate                   2.42%   5.74%    5.09%   22.46%    23.88%++
-------------------------------------------------------------------------------------

                                                   YEAR ENDED SEPTEMBER 30,
                                         --------------------------------------------
CLASS D                                     2003  2002OO     2001     2000       1999
-------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------
Net asset value, beginning of year       $ 8.37  $ 8.01  $  7.48  $  7.47  $   8.26
-------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                     0.25    0.28     0.28     0.29      0.29
-------------------------------------------------------------------------------------
 Net gains or losses on securities
   (both realized and unrealized)         (0.03)   0.36     0.53     0.07     (0.74)
-------------------------------------------------------------------------------------
Total from investment operations           0.22    0.64     0.81     0.36     (0.45)
-------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income     (0.25)  (0.28)   (0.28)   (0.29)    (0.29)
-------------------------------------------------------------------------------------
 Distributions from capital gains            --      --       --    (0.06)    (0.05)
-------------------------------------------------------------------------------------
Total distributions                       (0.25)  (0.28)   (0.28)   (0.35)    (0.34)
-------------------------------------------------------------------------------------
Net asset value, end of year             $ 8.34  $ 8.37  $  8.01  $  7.48  $   7.47
-------------------------------------------------------------------------------------
TOTAL RETURN:                             2.68%   8.17%   11.00%    5.01%   (5.61)%
-------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------
Net assets, end of year (in thousands)   $1,293  $1,725  $ 1,721  $ 1,436  $  2,934
-------------------------------------------------------------------------------------
Ratio of expenses to average net assets   1.82%   1.76%    1.79%    1.76%     1.73%
-------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                       3.06%   3.52%    3.62%    4.05%     3.66%
-------------------------------------------------------------------------------------
Portfolio turnover rate                   2.42%   5.74%    5.09%   22.46%    23.88%
-------------------------------------------------------------------------------------

-------------

See footnotes on page 102.

MICHIGAN FUND





                                                                                 YEAR ENDED SEPTEMBER 30,
                                                                    --------------------------------------------------
CLASS A                                                                  2003    2002OO      2001      2000       1999
----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $   8.64  $   8.47  $   8.11  $   8.04  $   8.83
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 0.32      0.38      0.40      0.41      0.40
----------------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)      0.04      0.21      0.39      0.10     (0.63)
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        0.36      0.59      0.79      0.51     (0.23)
----------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                 (0.32)    (0.38)    (0.40)    (0.41)    (0.40)
----------------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                     (0.04)    (0.04)    (0.03)    (0.03)    (0.16)
----------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (0.36)    (0.42)    (0.43)    (0.44)    (0.56)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                        $   8.64  $   8.64  $   8.47  $   8.11  $   8.04
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                          4.24%     7.23%     9.98%     6.62%     (2.77)%
----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                              $116,487  $123,283  $122,978  $117,241  $125,560
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                0.91%     0.86%     0.70%     0.70%     0.82%
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                   3.79%     4.51%     4.85%     5.20%     4.73%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                6.10%     1.66%    11.63%     7.80%     3.73%
----------------------------------------------------------------------------------------------------------------------
Without expense reimbursement:***
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                    0.85%     0.84%
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                       4.70%     5.06%
----------------------------------------------------------------------------------------------------------------------


                                                                                                     5/27/99**
                                                                        YEAR ENDED SEPTEMBER 30,        TO
                                                                    --------------------------------  9/30/99
CLASS C                                                                2003  2002OO     2001    2000 ---------
-----------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $ 8.63  $ 8.46  $  8.10  $ 8.03  $   8.43
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.25    0.30     0.33    0.34      0.11
---------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)    0.03    0.21     0.39    0.10     (0.40)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                                      0.28    0.51     0.72    0.44     (0.29)
---------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.24)  (0.30)   (0.33)  (0.34)    (0.11)
---------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                   (0.04)  (0.04)   (0.03)  (0.03)       --
---------------------------------------------------------------------------------------------------------------
Total distributions                                                  (0.28)  (0.34)   (0.36)  (0.37)    (0.11)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 8.63  $ 8.63  $  8.46  $ 8.10  $   8.03
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                        3.32%   6.28%    8.99%   5.68%   (3.55)%
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                            $  728  $1,169  $   899  $  356  $    114
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                              1.81%   1.76%    1.60%   1.60%     1.73%+
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                 2.89%   3.61%    3.95%   4.30%     3.96%+
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              6.10%   1.66%   11.63%   7.80%     3.73%++
---------------------------------------------------------------------------------------------------------------
Without expense reimbursement:***
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                               1.75%   1.74%
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                  3.80%   4.16%
---------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 102.

                                                                             YEAR ENDED SEPTEMBER 30,
                                                                    ------------------------------------------
CLASS D                                                                2003  2002OO     2001    2000      1999
--------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $ 8.63  $ 8.46  $  8.10  $ 8.03  $   8.82
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.25    0.30     0.33    0.34      0.32
--------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)    0.03    0.21     0.39    0.10     (0.63)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                      0.28    0.51     0.72    0.44     (0.31)
--------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.24)  (0.30)   (0.33)  (0.34)    (0.32)
--------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                   (0.04)  (0.04)   (0.03)  (0.03)    (0.16)
--------------------------------------------------------------------------------------------------------------
Total distributions                                                  (0.28)  (0.34)   (0.36)  (0.37)    (0.48)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                        $ 8.63  $ 8.63  $  8.46  $ 8.10  $   8.03
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                        3.32%   6.28%    8.99%   5.68%   (3.65)%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                              $2,093  $1,977  $ 2,015  $1,605  $  2,074
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                              1.81%   1.76%    1.60%   1.60%     1.72%
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                 2.89%   3.61%    3.95%   4.30%     3.83%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              6.10%   1.66%   11.63%   7.80%     3.73%
--------------------------------------------------------------------------------------------------------------
Without expense reimbursement:***
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                               1.75%   1.74%
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                  3.80%   4.16%
--------------------------------------------------------------------------------------------------------------



MINNESOTA FUND


                                                                               YEAR ENDED SEPTEMBER 30,
                                                                    ----------------------------------------------
CLASS A                                                                 2003   2002OO      2001     2000      1999
------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $  7.92  $  7.72  $   7.34  $  7.36  $   7.98
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.29     0.35      0.34     0.36      0.36
------------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)    (0.06)    0.19      0.38     0.02     (0.52)
------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       0.23     0.54      0.72     0.38     (0.16)
------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.28)   (0.34)    (0.34)   (0.36)    (0.36)
------------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                       --       --        --    (0.04)    (0.10)
------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (0.28)   (0.34)    (0.34)   (0.40)    (0.46)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                        $  7.87  $  7.92  $   7.72  $  7.34  $   7.36
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                         3.02%    7.20%    10.02%    5.35%   (2.09)%
------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                              $96,175  $99,368   $98,452  $96,475  $109,165
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               0.93%    0.85%     0.89%    0.87%     0.84%
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  3.69%    4.49%     4.52%    4.95%     4.71%
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                               9.37%    8.09%     1.02%   12.38%     9.74%
------------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 102.

                                                                                                     5/27/99**
                                                                        YEAR ENDED SEPTEMBER 30,        TO
                                                                    --------------------------------  9/30/99
CLASS C                                                                2003  2002OO    2001     2000 ---------
-----------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $ 7.93  $ 7.72  $ 7.34  $  7.36  $   7.72
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.22    0.28    0.28     0.29      0.10
---------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)   (0.07)   0.20    0.38     0.02     (0.36)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                                      0.15    0.48    0.66     0.31     (0.26)
---------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.21)  (0.27)  (0.28)   (0.29)    (0.10)
---------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                      --      --      --    (0.04)       --
---------------------------------------------------------------------------------------------------------------
Total distributions                                                  (0.21)  (0.27)  (0.28)   (0.33)    (0.10)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 7.87  $ 7.93  $ 7.72  $  7.34  $   7.36
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                        1.97%   6.38%   9.04%    4.42%   (3.47)%
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                            $  555  $  432  $  275  $    23  $     --
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                              1.83%   1.75%   1.79%    1.77%     1.74%+
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                 2.79%   3.59%   3.62%    4.05%     3.94%+
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              9.37%   8.09%   1.02%   12.38%     9.74%++
---------------------------------------------------------------------------------------------------------------



                                                                             YEAR ENDED SEPTEMBER 30,
                                                                    ------------------------------------------
CLASS D                                                                2003  2002OO    2001     2000      1999
--------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $ 7.93  $ 7.72  $ 7.34  $  7.36  $   7.98
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.22    0.28    0.28     0.29      0.30
--------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)   (0.07)   0.20    0.38     0.02     (0.52)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                      0.15    0.48    0.66     0.31     (0.22)
--------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.21)  (0.27)  (0.28)   (0.29)    (0.30)
--------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                      --      --      --    (0.04)    (0.10)
--------------------------------------------------------------------------------------------------------------
Total distributions                                                  (0.21)  (0.27)  (0.28)   (0.33)    (0.40)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                        $ 7.87  $ 7.93  $ 7.72  $  7.34  $   7.36
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                        1.97%   6.38%   9.04%    4.42%   (2.96)%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                              $1,370  $1,779  $1,575  $ 1,629  $  1,856
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                              1.83%   1.75%   1.79%    1.77%     1.74%
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                 2.79%   3.59%   3.62%    4.05%     3.81%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              9.37%   8.09%   1.02%   12.38%     9.74%
--------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 102.

MISSOURI FUND



                                                                              YEAR ENDED SEPTEMBER 30,
                                                                    ---------------------------------------------
CLASS A                                                                 2003   2002OO     2001     2000      1999
-----------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $  8.02  $  7.81  $  7.37  $  7.29  $   8.03
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.30     0.34     0.34     0.35      0.35
-----------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)    (0.06)    0.26     0.47     0.09     (0.62)
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                       0.24     0.60     0.81     0.44     (0.27)
-----------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.30)   (0.34)   (0.34)   (0.35)    (0.35)
-----------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                    (0.02)   (0.05)   (0.03)   (0.01)    (0.12)
-----------------------------------------------------------------------------------------------------------------
Total distributions                                                   (0.32)   (0.39)   (0.37)   (0.36)    (0.47)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                        $  7.94  $  8.02  $  7.81  $  7.37  $   7.29
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                         2.98%    7.89%   11.26%    6.19%   (3.58)%
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                              $36,409  $38,519  $37,879  $38,529  $ 43,437
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               0.97%    0.90%    0.94%    0.93%     0.87%
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  3.79%    4.37%    4.44%    4.83%     4.50%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                               2.95%    4.04%    5.70%    6.00%    10.43%
-----------------------------------------------------------------------------------------------------------------



                                                                                                             5/27/99**
                                                                        YEAR ENDED SEPTEMBER 30,                TO
                                                                    --------------------------------          9/30/99
CLASS C                                                                2003  2002OO         2001        2000 ---------
-------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $ 8.02  $ 7.81      $  7.37      $ 7.29  $   7.68
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.23    0.27         0.27        0.28      0.10
-----------------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)   (0.05)   0.26         0.47        0.09     (0.39)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      0.18    0.53         0.74        0.37     (0.29)
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.23)  (0.27)       (0.27)      (0.28)    (0.10)
-----------------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                   (0.02)  (0.05)       (0.03)      (0.01)       --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (0.25)  (0.32)       (0.30)      (0.29)    (0.10)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 7.95  $ 8.02      $  7.81      $ 7.37  $   7.29
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                        2.18%   6.92%       10.27%       5.27%   (3.95)%
-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                            $   88  $   82      $    75      $   22  $     21
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                              1.87%   1.80%        1.84%       1.83%     1.74%+
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                 2.90%   3.47%        3.54%       3.93%     3.75%+
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              2.95%   4.04%        5.70%       6.00%    10.43%++
-----------------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 102.

                                                                             YEAR ENDED SEPTEMBER 30,
                                                                    -------------------------------------------
CLASS D                                                                 2003  2002OO     2001    2000      1999
---------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                   $ 8.02  $ 7.81  $  7.37  $ 7.29  $   8.03
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.23    0.27     0.27    0.28      0.28
---------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)    (0.05)   0.26     0.47    0.09     (0.62)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                                       0.18    0.53     0.74    0.37     (0.34)
---------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.23)  (0.27)   (0.27)  (0.28)    (0.28)
---------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                    (0.02)  (0.05)   (0.03)  (0.01)    (0.12)
---------------------------------------------------------------------------------------------------------------
Total distributions                                                   (0.25)  (0.32)   (0.30)  (0.29)    (0.40)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                         $ 7.95  $ 8.02  $  7.81  $ 7.37  $   7.29
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                         2.18%   6.92%   10.27%   5.27%   (4.46)%
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                               $  511  $  600  $   575  $  321  $    617
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.86%   1.80%    1.84%   1.83%     1.77%
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  2.90%   3.47%    3.54%   3.93%     3.60%
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                               2.95%   4.04%    5.70%   6.00%    10.43%
---------------------------------------------------------------------------------------------------------------



NEW JERSEY FUND


                                                                              YEAR ENDED SEPTEMBER 30,
                                                                    ---------------------------------------------
CLASS A                                                                 2003   2002OO     2001     2000      1999
-----------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $  7.65  $  7.44  $  7.12  $  7.13  $   7.78
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.29     0.31     0.32     0.33      0.33
-----------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)    (0.04)    0.22     0.36     0.02     (0.55)
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                       0.25     0.53     0.68     0.35     (0.22)
-----------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.29)   (0.31)   (0.32)   (0.33)    (0.33)
-----------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                    (0.01)   (0.01)   (0.04)   (0.03)    (0.10)
-----------------------------------------------------------------------------------------------------------------
Total distributions                                                   (0.30)   (0.32)   (0.36)   (0.36)    (0.43)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                        $  7.60  $  7.65  $  7.44  $  7.12  $   7.13
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                         3.34%    7.29%    9.77%    5.13%   (3.05)%
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                              $46,610  $49,274  $49,182  $46,918  $ 52,992
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.13%    1.04%    1.14%    1.12%     1.07%
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  3.82%    4.23%    4.34%    4.71%     4.35%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                               4.39%   13.02%    1.06%   18.08%     5.55%
-----------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 102.

                                                                                                      5/27/99**
                                                                        YEAR ENDED SEPTEMBER 30,         TO
                                                                    ---------------------------------  9/30/99
CLASS C                                                                2003   2002OO    2001     2000 ---------
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $ 7.74  $  7.52  $ 7.20  $  7.22  $   7.58
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.23     0.26    0.27     0.28      0.09
----------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)   (0.04)    0.23    0.36     0.01     (0.36)
----------------------------------------------------------------------------------------------------------------
Total from investment operations                                      0.19     0.49    0.63     0.29     (0.27)
----------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.23)   (0.26)  (0.27)   (0.28)    (0.09)
----------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                   (0.01)   (0.01)  (0.04)   (0.03)       --
----------------------------------------------------------------------------------------------------------------
Total distributions                                                  (0.24)   (0.27)  (0.31)   (0.31)    (0.09)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 7.69  $  7.74  $ 7.52  $  7.20  $   7.22
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                        2.52%    6.54%   8.89%    4.20%   (3.33)%
----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                            $5,271  $ 5,096  $1,207  $   341  $    127
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                              1.90%    1.84%   1.89%    1.87%     1.82%+
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                 3.05%    3.44%   3.59%    3.96%     3.71%+
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              4.39%   13.02%   1.06%   18.08%     5.55%++
----------------------------------------------------------------------------------------------------------------

                                                                              YEAR ENDED SEPTEMBER 30,
                                                                    --------------------------------------------
CLASS D                                                                2003   2002OO    2001     2000       1999
----------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $ 7.74  $  7.52  $ 7.20  $  7.22  $   7.86
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.23     0.26    0.27     0.28      0.27
----------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)   (0.04)    0.23    0.36     0.01     (0.54)
----------------------------------------------------------------------------------------------------------------
Total from investment operations                                      0.19     0.49    0.63     0.29     (0.27)
----------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.23)   (0.26)  (0.27)   (0.28)    (0.27)
----------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                   (0.01)   (0.01)  (0.04)   (0.03)    (0.10)
----------------------------------------------------------------------------------------------------------------
Total distributions                                                  (0.24)   (0.27)  (0.31)   (0.31)    (0.37)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                        $ 7.69  $  7.74  $ 7.52  $  7.20  $   7.22
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                        2.52%    6.54%   8.89%    4.20%   (3.57)%
----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                              $1,299  $ 1,366  $1,248  $   995  $  1,550
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                              1.90%    1.84%   1.89%    1.87%     1.82%
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                 3.05%    3.44%   3.59%    3.96%     3.60%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              4.39%   13.02%   1.06%   18.08%     5.55%
----------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 102.

NEW YORK FUND



                                                   YEAR ENDED SEPTEMBER 30,
                                         ---------------------------------------------
CLASS A                                      2003   2002OO     2001     2000      1999
--------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------
Net asset value, beginning of year       $  8.43  $  8.16  $  7.77  $  7.70  $   8.60
--------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                      0.34     0.36     0.38     0.39      0.38
--------------------------------------------------------------------------------------
 Net gains or losses on securities
   (both realized and unrealized)          (0.07)    0.27     0.45     0.08     (0.69)
--------------------------------------------------------------------------------------
Total from investment operations            0.27     0.63     0.83     0.47     (0.31)
--------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income      (0.34)   (0.36)   (0.38)   (0.39)    (0.38)
--------------------------------------------------------------------------------------
 Distributions from capital gains          (0.02)      --    (0.06)   (0.01)    (0.21)
--------------------------------------------------------------------------------------
Total distributions                        (0.36)   (0.36)   (0.44)   (0.40)    (0.59)
--------------------------------------------------------------------------------------
Net asset value, end of year             $  8.34  $  8.43  $  8.16  $  7.77  $   7.70
--------------------------------------------------------------------------------------
TOTAL RETURN:                              3.24%    7.94%   10.90%    6.28%   (3.86)%
--------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------
Net assets, end of year (in thousands)   $80,452  $83,723  $82,482  $69,549  $ 76,833
--------------------------------------------------------------------------------------
Ratio of expenses to average net assets    0.91%    0.87%    0.70%    0.70%     0.81%
--------------------------------------------------------------------------------------
Ratio of net income to average net
 assets                                    4.11%    4.43%    4.70%    5.17%     4.63%
--------------------------------------------------------------------------------------
Portfolio turnover rate                    6.35%   19.43%    8.15%    7.30%    11.85%
--------------------------------------------------------------------------------------
Without expense reimbursement:***
--------------------------------------------------------------------------------------
Ratio of expenses to average net assets                      0.83%    0.83%
--------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                                          4.57%    5.04%
--------------------------------------------------------------------------------------



                                                                          5/27/99**
                                             YEAR ENDED SEPTEMBER 30,        TO
                                         --------------------------------  9/30/99
CLASS C                                     2003   2002OO    2001    2000 ---------
--------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------
Net asset value, beginning of period     $ 8.44  $  8.17  $ 7.78  $ 7.70  $   8.14
------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                     0.27     0.29    0.30    0.32      0.11
------------------------------------------------------------------------------------
 Net gains or losses on securities
   (both realized and unrealized)         (0.07)    0.27    0.45    0.09     (0.44)
------------------------------------------------------------------------------------
Total from investment operations           0.20     0.56    0.75    0.41     (0.33)
------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income     (0.27)   (0.29)  (0.30)  (0.32)    (0.11)
------------------------------------------------------------------------------------
 Distributions from capital gains         (0.02)      --   (0.06)  (0.01)       --
------------------------------------------------------------------------------------
Total distributions                       (0.29)   (0.29)  (0.36)  (0.33)    (0.11)
------------------------------------------------------------------------------------
Net asset value, end of period           $ 8.35  $  8.44  $ 8.17  $ 7.78  $   7.70
------------------------------------------------------------------------------------
TOTAL RETURN:                             2.32%    6.98%   9.88%   5.46%   (4.22)%
------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------
Net assets, end of period (in thousands) $7,295  $ 7,005  $3,624  $  402  $    189
------------------------------------------------------------------------------------
Ratio of expenses to average net assets   1.81%    1.77%   1.60%   1.60%     1.69%+
------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                       3.21%    3.53%   3.80%   4.27%     3.96%+
------------------------------------------------------------------------------------
Portfolio turnover rate                   6.35%   19.43%   8.15%   7.30%    11.85%++
------------------------------------------------------------------------------------
Without expense reimbursement:***
------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.73%   1.73%
------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                                        3.67%   4.14%
------------------------------------------------------------------------------------

-------------

See footnotes on page 102.

                                                  YEAR ENDED SEPTEMBER 30,
                                         ------------------------------------------
CLASS D                                     2003   2002OO    2001    2000      1999
-----------------------------------------------------------------------------------
PER SHARE DATA:*
-----------------------------------------------------------------------------------
Net asset value, beginning of year       $ 8.44  $  8.17  $ 7.78  $ 7.70  $   8.60
-----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                     0.27     0.29    0.30    0.32      0.30
-----------------------------------------------------------------------------------
 Net gains or losses on securities
   (both realized and unrealized)         (0.07)    0.27    0.45    0.09     (0.69)
-----------------------------------------------------------------------------------
Total from investment operations           0.20     0.56    0.75    0.41     (0.39)
-----------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income     (0.27)   (0.29)  (0.30)  (0.32)    (0.30)
-----------------------------------------------------------------------------------
 Distributions from capital gains         (0.02)      --   (0.06)  (0.01)    (0.21)
-----------------------------------------------------------------------------------
Total distributions                       (0.29)   (0.29)  (0.36)  (0.33)    (0.51)
-----------------------------------------------------------------------------------
Net asset value, end of year             $ 8.35  $  8.44  $ 8.17  $ 7.78  $   7.70
-----------------------------------------------------------------------------------
TOTAL RETURN:                             2.32%    6.98%   9.88%   5.46%   (4.73)%
-----------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------
Net assets, end of year (in thousands)   $2,653  $ 3,521  $3,297  $2,593  $  2,844
-----------------------------------------------------------------------------------
Ratio of expenses to average net assets   1.81%    1.77%   1.60%   1.60%     1.71%
-----------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                       3.21%    3.53%   3.80%   4.27%     3.73%
-----------------------------------------------------------------------------------
Portfolio turnover rate                   6.35%   19.43%   8.15%   7.30%    11.85%
-----------------------------------------------------------------------------------
Without expense reimbursement:***
-----------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.73%   1.73%
-----------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                                        3.67%   4.14%
-----------------------------------------------------------------------------------



NORTH CAROLINA FUND


                                                                              YEAR ENDED SEPTEMBER 30,
                                                                    ---------------------------------------------
CLASS A                                                                 2003   2002OO     2001     2000      1999
-----------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $  8.19  $  7.89  $  7.54  $  7.59  $   8.30
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.29     0.32     0.33     0.34      0.35
-----------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)    (0.01)    0.31     0.37     0.05     (0.59)
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                       0.28     0.63     0.70     0.39     (0.24)
-----------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.29)   (0,32)   (0.33)   (0.34)    (0.35)
-----------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                    (0.04)   (0.01)   (0.02)   (0.10)   (0.12 )
-----------------------------------------------------------------------------------------------------------------
Total distributions                                                   (0.33)   (0.33)   (0.35)   (0.44)    (0.47)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                        $  8.14  $  8.19  $  7.89  $  7.54  $   7.59
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                         3.51%    8.21%    9.52%    5.36%   (3.07)%
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                              $22,778  $25,386  $25,737  $24,987  $ 27,224
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.19%    1.11%    1.13%    1.13%     1.06%
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  3.65%    4.11%    4.29%    4.63%     4.38%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              10.00%    7.96%    5.61%   11.96%     1.52%
-----------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 102.

                                                                                                      5/27/99**
                                                                        YEAR ENDED SEPTEMBER 30,         TO
                                                                    ---------------------------------  9/30/99
CLASS C                                                                 2003  2002OO    2001     2000 ---------
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $  8.18  $ 7.88  $ 7.54  $  7.59  $   7.97
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.23    0.27    0.27     0.29      0.10
----------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)    (0.01)   0.30    0.36     0.05     (0.38)
----------------------------------------------------------------------------------------------------------------
Total from investment operations                                       0.22    0.57    0.63     0.34     (0.28)
----------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.23)  (0.26)  (0.27)   (0.29)    (0.10)
----------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                    (0.04)  (0.01)  (0.02)   (0.10)       --
----------------------------------------------------------------------------------------------------------------
Total distributions                                                   (0.27)  (0.27)  (0.29)   (0.39)    (0.10)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  8.13  $ 8.18  $ 7.88  $  7.54  $   7.59
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                         2.74%   7.41%   8.59%    4.58%   (3.62)%
----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                            $ 2,778  $2,962  $2,049  $   544  $     10
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.94%   1.86%   1.88%    1.88%     1.80%+
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  2.90%   3.36%   3.54%    3.88%     3.77%+
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              10.00%   7.96%   5.61%   11.96%     1.52%++
----------------------------------------------------------------------------------------------------------------



                                                                             YEAR ENDED SEPTEMBER 30,
                                                                    -------------------------------------------
CLASS D                                                                 2003  2002OO    2001     2000      1999
---------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $  8.18  $ 7.88  $ 7.54  $  7.59  $   8.30
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.23    0.27    0.27     0.29      0.29
---------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)    (0.01)   0.30    0.36     0.05     (0.59)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                                       0.22    0.57    0.63     0.34     (0.30)
---------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.23)  (0.26)  (0.27)   (0.29)    (0.29)
---------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                    (0.04)  (0.01)  (0.02)   (0.10)    (0.12)
---------------------------------------------------------------------------------------------------------------
Total distributions                                                   (0.27)  (0.27)  (0.29)   (0.39)    (0.41)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                        $  8.13  $ 8.18  $ 7.88  $  7.54  $   7.59
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                         2.74%   7.41%   8.59%    4.58%   (3.79)%
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                              $   824  $  941  $1,514  $ 1,250  $  1,682
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.94%   1.86%   1.88%    1.88%     1.81%
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  2.90%   3.36%   3.54%    3.88%     3.63%
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              10.00%   7.96%   5.61%   11.96%     1.52%
---------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 102.

OHIO FUND



                                                                                YEAR ENDED SEPTEMBER 30,
                                                                    -------------------------------------------------
CLASS A                                                                  2003    2002OO      2001      2000      1999
---------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $   8.26  $   8.03  $   7.64  $   7.64  $   8.37
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 0.32      0.36      0.38      0.39      0.38
---------------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)     (0.11)     0.23      0.39      0.02     (0.60)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        0.21      0.59      0.77      0.41     (0.22)
---------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                 (0.32)    (0.36)    (0.38)    (0.39)    (0.38)
---------------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                     (0.01)         o         o    (0.02)    (0.13)
---------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (0.33)    (0.36)    (0.38)    (0.41)    (0.51)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                        $   8.14  $   8.26  $   8.03  $   7.64  $   7.64
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                          2.63%     7.59%    10.30%     5.58%   (2.68)%
---------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                              $122,692  $129,662  $128,433  $128,364  $135,034
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                0.91%     0.85%     0.70%     0.71%     0.81%
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                   3.97%     4.51%     4.81%     5.21%     4.78%
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                6.79%     0.79%     7.57%     9.02%     6.07%
---------------------------------------------------------------------------------------------------------------------
Without expense reimbursement:***
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                    0.84%     0.84%
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                       4.67%     5.08%
---------------------------------------------------------------------------------------------------------------------


                                                                                                       5/27/99**
                                                                       YEAR ENDED SEPTEMBER 30,           TO
                                                                    -------------------------------     9/30/99
CLASS C                                                                2003     2002OO    2001    2000 ---------
-------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $ 8.31     $ 8.08  $ 7.69  $ 7.68  $   8.06
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.25       0.29    0.31    0.33      0.11
-----------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)   (0.12)      0.23    0.39    0.03     (0.38)
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                      0.13       0.52    0.70    0.36     (0.27)
-----------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.25)     (0.29)  (0.31)  (0.33)    (0.11)
-----------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                   (0.01)          o       o  (0.02)       --
-----------------------------------------------------------------------------------------------------------------
Total distributions                                                  (0.26)     (0.29)  (0.31)  (0.35)    (0.11)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 8.18     $ 8.31  $ 8.08  $ 7.69  $   7.68
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                        1.58%      6.61%   9.26%   4.78%   (3.51)%
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                            $1,339     $1,331  $  812  $  222  $     18
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                              1.81%      1.75%   1.60%   1.61%     1.71%+
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                 3.07%      3.61%   3.91%   4.31%     3.99%+
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              6.79%      0.79%   7.57%   9.02%     6.07%++
-----------------------------------------------------------------------------------------------------------------
Without expense reimbursement:***
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                 1.74%   1.74%
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                    3.77%   4.18%
-----------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 102.

                                                                            YEAR ENDED SEPTEMBER 30,
                                                                    -----------------------------------------
CLASS D                                                                2003  2002OO    2001    2000      1999
-------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $ 8.31  $ 8.08  $ 7.69  $ 7.68  $   8.41
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.25    0.29    0.31    0.33      0.31
-------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)   (0.12)   0.23    0.39    0.03     (0.60)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                      0.13    0.52    0.70    0.36     (0.29)
-------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.25)  (0.29)  (0.31)  (0.33)    (0.31)
-------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                   (0.01)       o       o  (0.02)    (0.13)
-------------------------------------------------------------------------------------------------------------
Total distributions                                                  (0.26)  (0.29)  (0.31)  (0.35)    (0.44)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                        $ 8.18  $ 8.31  $ 8.08  $ 7.69  $   7.68
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                        1.58%   6.61%   9.26%   4.78%   (3.52)%
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                              $1,440  $1,683  $1,583  $1,425  $  1,327
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                              1.81%   1.75%   1.60%   1.61%     1.71%
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                 3.07%   3.61%   3.91%   4.31%     3.88%
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              6.79%   0.79%   7.57%   9.02%     6.07%
-------------------------------------------------------------------------------------------------------------
Without expense reimbursement:***
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                              1.74%   1.74%
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                 3.77%   4.18%
-------------------------------------------------------------------------------------------------------------



OREGON FUND



                                                                              YEAR ENDED SEPTEMBER 30,
                                                                    ---------------------------------------------
CLASS A                                                                 2003   2002OO     2001     2000      1999
-----------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $  8.03  $  7.85  $  7.47  $  7.48  $   8.05
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.31     0.34     0.35     0.36      0.35
-----------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)    (0.07)    0.23     0.42     0.04     (0.52)
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                       0.24     0.57     0.77     0.40     (0.17)
-----------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.30)   (0.34)   (0.35)   (0.36)    (0.35)
-----------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                    (0.03)   (0.05)   (0.04)   (0.05)    (0.05)
-----------------------------------------------------------------------------------------------------------------
Total distributions                                                   (0.33)   (0.39)   (0.39)   (0.41)    (0.40)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                        $  7.94  $  8.03  $  7.85  $  7.47  $   7.48
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                         3.10%    7.41%   10.52%    5.55%   (2.16)%
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                              $56,365  $60,143  $54,994  $52,890  $ 54,473
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               0.95%    0.90%    0.88%    0.89%     0.86%
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  3.87%    4.34%    4.57%    4.86%     4.52%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                               3.56%    6.06%   14.58%   14.46%    12.28%
-----------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 102.

                                                                                                      5/27/99**
                                                                        YEAR ENDED SEPTEMBER 30,         TO
                                                                    ---------------------------------  9/30/99
CLASS C                                                                2003  2002OO     2001     2000 ---------
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $ 8.03  $ 7.85  $  7.47  $  7.48  $   7.83
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.24    0.27     0.28     0.29      0.10
----------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)   (0.08)   0.23     0.42     0.04     (0.35)
----------------------------------------------------------------------------------------------------------------
Total from investment operations                                      0.16    0.50     0.70     0.33     (0.25)
----------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.23)  (0.27)   (0.28)   (0.29)    (0.10)
----------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                   (0.03)  (0.05)   (0.04)   (0.05)       --
----------------------------------------------------------------------------------------------------------------
Total distributions                                                  (0.26)  (0.32)   (0.32)   (0.34)    (0.10)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 7.93  $ 8.03  $  7.85  $  7.47  $   7.48
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                        2.05%   6.45%    9.53%    4.62%   (3.32)%
----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                            $1,767  $1,511  $ 1,166  $   364  $     --
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                              1.85%   1.80%    1.78%    1.79%    1.73% +
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                 2.97%   3.44%    3.67%    3.96%    3.77% +
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              3.56%   6.06%   14.58%   14.46%    12.28%++
----------------------------------------------------------------------------------------------------------------

                                                                              YEAR ENDED SEPTEMBER 30,
                                                                    --------------------------------------------
CLASS D                                                                2003  2002OO     2001     2000       1999
----------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $ 8.03  $ 7.85  $  7.47  $  7.48  $   8.04
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.24    0.27     0.28     0.29      0.28
----------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)   (0.08)   0.23     0.42     0.04     (0.51)
----------------------------------------------------------------------------------------------------------------
Total from investment operations                                      0.16    0.50     0.70     0.33     (0.23)
----------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.23)  (0.27)   (0.28)   (0.29)    (0.28)
----------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                   (0.03)  (0.05)   (0.04)   (0.05)    (0.05)
----------------------------------------------------------------------------------------------------------------
Total distributions                                                  (0.26)  (0.32)   (0.32)   (0.34)    (0.33)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                        $ 7.93  $ 8.03  $  7.85  $  7.47  $   7.48
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                        2.05%   6.45%    9.53%    4.62%   (2.92)%
----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                              $1,848  $2,688  $ 2,345  $ 2,465  $  2,231
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                              1.85%   1.80%    1.78%    1.79%     1.76%
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                 2.97%   3.44%    3.67%    3.96%     3.62%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              3.56%   6.06%   14.58%   14.46%    12.28%
----------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 102.

PENNSYLVANIA FUND



                                                                              YEAR ENDED SEPTEMBER 30,
                                                                    ---------------------------------------------
CLASS A                                                                 2003   2002OO     2001     2000      1999
-----------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $  8.26  $  7.92  $  7.49  $  7.49  $  8.24
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.27     0.33     0.33     0.34     0.34
-----------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)    (0.08)    0.34     0.43     0.05    (0.60)
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                       0.19     0.67     0.76     0.39    (0.26)
-----------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.27)   (0.32)   (0.33)   (0.34)   (0.34)
-----------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                    (0.09)   (0.01)      --    (0.05)   (0.15)
-----------------------------------------------------------------------------------------------------------------
Total distributions                                                   (0.36)   (0.33)   (0.33)   (0.39)   (0.49)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                        $  8.09  $  8.26  $  7.92  $  7.49  $  7.49
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                         2.37%    8.75%   10.27%    5.33%    (3.38)%
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                              $22,354  $23,493  $24,047  $23,014  $25,142
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.30%    1.25%    1.32%    1.28%    1.21%
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  3.38%    4.11%    4.20%    4.56%    4.25%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                               8.30%   16.73%    5.43%   12.11%    7.80%
-----------------------------------------------------------------------------------------------------------------



                                                                                                      5/27/99**
                                                                        YEAR ENDED SEPTEMBER 30,         TO
                                                                    ---------------------------------  9/30/99
CLASS C                                                                2003   2002OO    2001     2000 ---------
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $ 8.24  $  7.91  $ 7.48  $  7.49   $ 7.88
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.21     0.27    0.27     0.28     0.10
---------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)   (0.08)    0.33    0.43     0.04    (0.39)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                                      0.13     0.60    0.70     0.32    (0.29)
---------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.21)   (0.26)  (0.27)   (0.28)   (0.10)
---------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                   (0.09)   (0.01)     --    (0.05)      --
---------------------------------------------------------------------------------------------------------------
Total distributions                                                  (0.30)   (0.27)  (0.27)   (0.33)   (0.10)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 8.07  $  8.24  $ 7.91  $  7.48   $ 7.49
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                        1.60%    7.79%   9.48%    4.42%    (3.84)%
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                            $1,133  $ 1,029  $  628  $   202   $  143
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                              2.05%    2.00%   2.07%    2.03%    1.93%+
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                 2.63%    3.36%   3.45%    3.81%    3.69%+
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              8.30%   16.73%   5.43%   12.11%    7.80%++
---------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 102.

                                                                             YEAR ENDED SEPTEMBER 30,
                                                                    ------------------------------------------
CLASS D                                                                2003   2002OO    2001     2000     1999
--------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $ 8.24  $  7.91  $ 7.48  $  7.49  $ 8.23
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.21     0.27    0.27     0.28    0.28
--------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)   (0.08)    0.33    0.43     0.04   (0.59)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                      0.13     0.60    0.70     0.32   (0.31)
--------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.21)   (0.26)  (0.27)   (0.28)  (0.28)
--------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                   (0.09)   (0.01)     --    (0.05)  (0.15)
--------------------------------------------------------------------------------------------------------------
Total distributions                                                  (0.30)   (0.27)  (0.27)   (0.33)  (0.43)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                        $ 8.07  $  8.24  $ 7.91  $  7.48  $ 7.49
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                        1.60%    7.79%   9.48%    4.42%   (3.99)%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                              $  624  $   690  $  596  $   600  $  856
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                              2.05%    2.00%   2.07%    2.03%   1.96%
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                 2.63%    3.36%   3.45%    3.81%   3.50%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              8.30%   16.73%   5.43%   12.11%   7.80%
--------------------------------------------------------------------------------------------------------------



SOUTH CAROLINA FUND


                                                                              YEAR ENDED SEPTEMBER 30,
                                                                    ---------------------------------------------
CLASS A                                                                 2003   2002OO     2001     2000      1999
-----------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $  8.25  $  8.07  $  7.66  $  7.67  $   8.38
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.31     0.36     0.37     0.38      0.38
-----------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)     0.00     0.19     0.41     0.07     (0.64)
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                       0.31     0.55     0.78     0.45     (0.26)
-----------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.31)   (0.36)   (0.37)   (0.38)    (0.38)
-----------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                    (0.02)   (0.01)      --    (0.08)    (0.07)
-----------------------------------------------------------------------------------------------------------------
Total distributions                                                   (0.33)   (0.37)   (0.37)   (0.46)    (0.45)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                        $  8.23  $  8.25  $  8.07  $  7.66  $   7.67
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                         3.91%    7.00%   10.28%    6.07%   (3.32)%
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                              $79,463  $81,410  $84,109  $81,138  $ 92,793
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               0.92%    0.87%    0.88%    0.86%     0.83%
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  3.83%    4.54%    4.59%    5.04%     4.65%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              34.81%       --    2.80%    3.49%    18.06%
-----------------------------------------------------------------------------------------------------------------



-------------

See footnotes on page 102.

                                                                                                     5/27/99**
                                                                        YEAR ENDED SEPTEMBER 30,        TO
                                                                    -------------------------------   9/30/99
CLASS C                                                                 2003  2002OO    2001    2000 ---------
-----------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $  8.24  $ 8.06  $ 7.65  $ 7.66  $   8.08
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.24    0.29    0.29    0.31      0.11
---------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)     0.01    0.19    0.41    0.07     (0.42)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                                       0.25    0.48    0.70    0.38     (0.31)
---------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.24)  (0.29)  (0.29)  (0.31)    (0.11)
---------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                    (0.02)  (0.01)     --   (0.08)       --
---------------------------------------------------------------------------------------------------------------
Total distributions                                                   (0.26)  (0.30)  (0.29)  (0.39)    (0.11)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  8.23  $ 8.24  $ 8.06  $ 7.65  $   7.66
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                         3.11%   6.04%   9.30%   5.12%   (4.01)%
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                            $ 5,483  $3,279  $1,589  $  893  $    335
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.82%   1.77%   1.78%   1.76%     1.72%+
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  2.93%   3.64%   3.69%   4.14%     3.96%+
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              34.81%      --   2.80%   3.49%    18.06%++
---------------------------------------------------------------------------------------------------------------


                                                                             YEAR ENDED SEPTEMBER 30,
                                                                    ------------------------------------------
CLASS D                                                                 2003  2002OO    2001    2000      1999
--------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $  8.24  $ 8.06  $ 7.65  $ 7.66  $   8.38
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.24    0.29    0.29    0.31      0.30
--------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)     0.01    0.19    0.41    0.07     (0.65)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                       0.25    0.48    0.70    0.38     (0.35)
--------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.24)  (0.29)  (0.29)  (0.31)    (0.30)
--------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                    (0.02)  (0.01)     --   (0.08)    (0.07)
--------------------------------------------------------------------------------------------------------------
Total distributions                                                   (0.26)  (0.30)  (0.29)  (0.39)    (0.37)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                        $  8.23  $ 8.24  $ 8.06  $ 7.65  $   7.66
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                         3.11%   6.04%   9.30%   5.12%   (4.32)%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                              $ 3,947  $4,815  $4,378  $4,443  $  5,936
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.82%   1.77%   1.78%   1.76%     1.73%
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  2.93%   3.64%   3.69%   4.14%     3.75%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              34.81%      --   2.80%   3.49%    18.06%
--------------------------------------------------------------------------------------------------------------

-------------



 * Per share amounts are based on average shares outstanding.


** Commencement of offering of Class C shares.


*** During the periods stated, Seligman voluntarily reimbursed expenses and/or waived portions of its management fees. Absent such reimbursements/waivers, returns would have been lower.


 o A capital gain of $0.002 per share was paid.


oo As required, effective October 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on purchases of portfolio securities for financial reporting purposes. The effects of this change for the fiscal year ended September 30, 2002, are as follows: increase net investment income and net realized and unrealized loss on investments per share by $0.01 for Class A, C and D shares of the National, Minnesota and Pennsylvania Funds, and, for Class C and D shares of the Louisiana, Maryland and Oregon Funds; and to increase the ratio of net income to average net assets of each share class of the Georgia, Michigan, New Jersey, New York and Ohio Funds by 0.03%; the National, California High-Yield, Colorado, Florida, Maryland and Missouri Funds by 0.04%; the California Quality, Louisiana, Massachusetts, North Carolina and Oregon Funds by 0.05%; the Pennsylvania and South Carolina Funds by 0.06%; and the Minnesota Fund by 0.09%. The per share data and ratios for periods prior to October 1, 2001, have not been restated.


 + Annualized.


++ For the year ended September 30, 1999.

How to Contact Us



THE FUND............................. Write: Corporate Communications/
                                             Investor Relations Department
                                             J. & W. Seligman & Co. Incorporated
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 221-7844 in the US or
                                             (212) 850-1864 outside the US

YOUR REGULAR (NON-RETIREMENT) ACCOUNT Write: Shareholder Services Department
                                             Seligman Data Corp.
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 221-2450 in the US or
                                             (212) 682-7600 outside the US






  24-HOUR AUTOMATED TELEPHONE ACCESS IS AVAILABLE BY DIALING (800) 622-4597 ON A TOUCHTONE TELEPHONE. YOU WILL HAVE INSTANT ACCESS TO PRICE, YIELD, ACCOUNT BALANCE, MOST RECENT TRANSACTION, AND OTHER INFORMATION.


                            SELIGMAN ADVISORS, INC.
                                an affiliate of
[LOGO] J&WS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED

                               ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017

For More Information


The information below is available without charge upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Funds or to make shareholder inquiries.



Statement of Additional Information (SAI) contains additional information about the Funds. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.



Annual/Semi-Annual Reports contain additional information about each Fund's investments. In each Fund's Annual and Semi-Annual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.



Information about the Funds, including the Prospectus and SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The SAI, Annual/Semi-Annual Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Internet site: www.sec.gov.


Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC File Numbers:
 Seligman Municipal Fund Series, Inc.:
 811-3828
 Seligman Municipal Series Trust:
 811-4250
 Seligman New Jersey Municipal Fund, Inc.:
 811-5126
 Seligman Pennsylvania Municipal Fund Series: 811-4666

                      SELIGMAN MUNICIPAL FUND SERIES, INC.

   National Fund, Colorado Fund, Georgia Fund, Louisiana Fund, Maryland Fund, Massachusetts Fund, Michigan Fund, Minnesota Fund, Missouri Fund, New York Fund,
                   Ohio Fund, Oregon Fund, South Carolina Fund


                       Statement of Additional Information
                                February 2, 2004


                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864

                       Toll Free Telephone: (800) 221-2450


This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus of Seligman Municipal Funds, dated February 2, 2004 (the "Prospectus"), offering Class A shares, Class C shares and Class D shares. This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectus in its entirety. It should be read in conjunction with the Prospectus, which may be obtained by writing or calling the Funds at the above address or telephone numbers.


The financial statements and notes included in the Funds' Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.

                                Table of Contents

      Fund History ..............................................    2
      Description of the Funds and their Investments and Risks ..    2
      Management of the Funds ...................................    6
      Control Persons and Principal Holders of Securities .......   11
      Investment Advisory and Other Services ....................   17
      Brokerage Allocation and Other Practices ..................   26
      Capital Stock and Other Securities ........................   27
      Purchase, Redemption, and Pricing of Shares ...............   27
      Taxation of the Funds .....................................   34
      Underwriters ..............................................   41
      Calculation of Performance Data ...........................   43
      Financial Statements ......................................   47
      General Information .......................................   47
      Appendix A ................................................   48
      Appendix B ................................................   51
      Appendix C ................................................   93
      Appendix D ................................................   95

TEA1A

                                  Fund History

Seligman Municipal Fund Series, Inc. was incorporated in Maryland on August 8, 1983.

            Description of the Funds and their Investments and Risks

Classification

Seligman Municipal Fund Series, Inc. (the "Series") is a non-diversified, open-end management investment company, or mutual fund, consisting of thirteen separate Funds, which are:

National Municipal Series ("National Fund")             Minnesota Municipal Series ("Minnesota Fund")
Colorado Municipal Series ("Colorado Fund")             Missouri Municipal Series ("Missouri Fund")
Georgia Municipal Series ("Georgia Fund")               New York Municipal Series ("New York Fund")
Louisiana Municipal Series ("Louisiana Fund")           Ohio Municipal Series ("Ohio Fund")
Maryland Municipal Series ("Maryland Fund")             Oregon Municipal Series ("Oregon Fund")
Massachusetts Municipal Series ("Massachusetts Fund")   South Carolina Municipal Series ("South Carolina Fund")
Michigan Municipal Series ("Michigan Fund")


Investment Strategies and Risks

The following information regarding the Funds' investments and risks supplements the information contained in the Prospectus.


The Funds seek to provide income exempt from regular federal income taxes and, as applicable, regular state and local income taxes, to the extent consistent with the preservation of capital and with consideration given to opportunities for capital gain.

Each Fund is expected to invest principally, without percentage limitations, in municipal securities which on the date of purchase are rated within the four highest rating categories of Moody's Investors Service ("Moody's") or Standard & Poor's Ratings Services ("S&P"). Municipal Securities rated in these categories are commonly referred to as investment grade. Each Fund may invest in municipal securities that are not rated, or which do not fall into the credit ratings noted above if, based upon credit analysis, it is believed that such securities are of comparable quality. In determining suitability of investment in a lower rated or unrated security, a Fund will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other considerations as may be relevant, including comparability to other issuers.

Although securities rated in the fourth rating category are commonly referred to as investment grade, investment in such securities could involve risks not usually associated with bonds rated in the first three categories. Bonds rated BBB by S&P are more likely as a result of adverse economic conditions or changing circumstance to exhibit a weakened capacity to pay interest and repay principal than bonds in higher rating categories and bonds rated Baa by Moody's lack outstanding investment characteristics and in fact have speculative characteristics according to Moody's. Municipal securities in the fourth rating category of S&P or Moody's will generally provide a higher yield than do higher rated municipal securities of similar maturities; however, they are subject to a greater degree of fluctuation in value as a result of changing interest rates and economic conditions. The market value of the municipal securities will also be affected by the degree of interest of dealers to bid for them, and in certain markets dealers may be more unwilling to trade municipal securities rated in the fourth rating categories than in the higher rating categories.

A description of the credit rating categories is contained in Appendix A to this SAI.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities and for providing state and local governments with federal credit assistance. Reevaluation of a Fund's investment objectives and structure might be necessary in the future due to market conditions that may result from future changes in the tax laws.

Municipal Securities. Municipal securities include short-term notes, commercial paper, and intermediate and long-term bonds issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, and instrumentalities, the interest on which is exempt from regular federal income taxes and in certain instances, applicable state or local income taxes. Municipal securities are traded primarily in the over-the-counter market. A Fund may invest, without percentage limitations, in certain private activity bonds, the interest on which is treated as a preference item for purposes of the alternative minimum tax.

Under the Investment Company Act of 1940, as amended ("1940 Act"), the identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if only the assets and revenues of the non-governmental user back the bond, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the security is treated as an issue of such guarantor to the extent of the value of the guarantee.

The Funds invest principally in long-term municipal bonds. Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations, obtaining funds to lend to other public institutions, and for general operating expenses. Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities.

The two principal classifications of municipal bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although industrial development bonds ("IDBs") are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

The Funds may also invest in municipal notes. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of five years or less. Municipal Notes include:

      1. Tax Anticipation Notes and Revenue Anticipation Notes. Tax anticipation notes and revenue anticipation notes are issued to finance short-term working capital needs of political subdivisions. Generally, tax anticipation notes are issued in anticipation of various tax revenues, such as income, sales and real property taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as grant or project revenues. Usually political subdivisions issue notes combining the qualities of both tax and revenue anticipation notes.

      2. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

Issues of municipal Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Variable and Floating Rate Securities. A Fund may purchase floating or variable rate securities, including participation interests therein. Investments in floating or variable rate securities provide that the rate of interest is either pegged to money market rates or set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Treasury Bills or the prime rate of a major commercial bank. A floating rate or variable rate security generally provides that a Fund can demand payment of the obligation on short notice (daily or weekly, depending on the terms of the obligation) at an amount equal to par (face value) plus accrued interest. In unusual circumstances, the amount received may be more or less than the amount the Fund paid for the securities.

Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank or insurer, as the case may be, must be equivalent to the standards set forth with respect to taxable investments below.

The maturity of variable or floating rate obligations (including participation interests therein) is deemed to be the longer of (1) the notice period required before a Fund is entitled to receive payment of the obligation upon demand, or
(2) the period remaining until the obligation's next interest rate adjustment. If the Fund does not redeem the obligation through the demand feature, the obligation will mature on a specific date, which may range up to thirty years from the date of its issuance.

Participation Interests. From time to time, a Fund may purchase from banks, participation interests in all or part of specific holdings of municipal securities. A participation interest gives the Fund an undivided interest in the municipal security in the proportion that the Fund's participation interest bears to the total principal amount of the municipal security and provides the demand repurchase feature described above. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Fund has determined meets its prescribed quality standards. A Fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on short notice, for all or any part of the Fund's participation interest in the municipal security, plus accrued interest. Each Fund intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the municipal security, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the instruments are purchased by a Fund. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Fund. The Funds currently do not purchase participation interests and have no current intention of doing so.

When-Issued Securities. Each Fund may purchase municipal securities on a "when-issued" basis, which means that delivery of and payment for securities normally take place in less than 45 days after the date of the buyer's purchase commitment. The payment obligation and the interest rate on when-issued securities are each fixed at the time the purchase commitment is made, although no interest accrues to a purchaser prior to the settlement of the purchase of the securities. As a result, the yields obtained and the market value of such securities may be higher or lower on the date the securities are actually delivered to the buyer. A Fund will generally purchase a municipal security sold on a when-issued basis with the intention of actually acquiring the securities on the settlement date. A separate account consisting of cash or high-grade liquid debt securities equal to the amount of outstanding purchase commitments is established with the Fund's custodian in connection with any purchase of when-issued securities. The account is marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. A Fund meets in respective obligation to purchase when-issued securities from outstanding cash balances, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or lesser than the Fund's payment obligations).

Municipal securities purchased on a when-issued basis and the other securities held in each Fund are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary. Purchasing a municipal security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security purchased on a when-issued basis.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 ("1933 Act")) and other securities that are not readily marketable. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Fund's Board of Directors may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Borrowing. Each Fund may borrow money only from banks and only for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not in excess of 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). Permitted borrowings may be secured or unsecured. The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets.

Taxable Investments. Under normal market conditions, each Fund will attempt to invest 100% and as a matter of fundamental policy will invest at least 80% of the value of its net assets in securities the interest on which is exempt from regular federal income tax and (except for the National Fund) regular, personal income tax of its designated state. Such interest, however, may be subject to the federal alternative minimum tax and any applicable state alternative minimum tax.

Under normal market conditions, temporary investments in taxable securities will be limited as a matter of fundamental policy to 20% of the value of a Fund's net assets.

Except as otherwise specifically noted above, the Funds' investment strategies are not fundamental and a Fund, with the approval of the Board of Directors, may change such strategies without the vote of shareholders.

Fund Policies

Each Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the outstanding voting securities of a Fund. Under these policies, a Fund may not:

- Borrow money, except from banks for temporary purposes (such as meeting redemption requests or for extraordinary or emergency purposes) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). A Fund will not purchase additional portfolio securities if such Fund has outstanding borrowings in excess of 5% of the value of its total assets;

- Mortgage or pledge any of its assets, except to secure permitted borrowings noted above;

- Invest more than 25% of total assets at market value in any one industry; except that municipal securities and securities of the US Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation;

- As to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed by the US Government or its agencies or instrumentalities);

- Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the Fund's obligations under its deferred compensation plan for directors;

- Purchase or hold any real estate, including limited partnership interests on real property, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein;

- Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

- Write or purchase put, call, straddle or spread options; purchase securities on margin or sell "short"; or underwrite the securities of other issuers;

-     Purchase or sell commodities or commodity contracts; or

- Make loans except to the extent that the purchase of notes, bonds or other evidences of indebtedness or the entry into repurchase agreements or deposits with banks may be considered loans. No Fund has a present intention of entering into repurchase agreements.

A Fund also may not change its investment objective without shareholder approval.

Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the

Fund present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

Temporary Defensive Position

In abnormal market conditions, if, in the judgment of a Fund, municipal securities satisfying a Fund's investment objectives may not be purchased, a Fund may, for defensive purposes, temporarily invest in instruments the interest on which is exempt from regular federal income taxes, but not regular personal state income taxes. Such securities would include those described under "Municipal Securities" above that would otherwise meet the Fund's objectives.

Also, in abnormal market conditions, a Fund may invest on a temporary basis in fixed-income securities, the interest on which is subject to federal, state, or local income taxes, pending the investment or reinvestment in municipal securities of the proceeds of sales of shares or sales of portfolio securities, in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated Aa3 or better by Moody's or AA- or better by S&P); prime commercial paper (rated P-1 by Moody's or A-1+/A-1 by S&P); and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of US banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

Portfolio Turnover

Portfolio transactions will be undertaken principally to accomplish a Fund's objective in relation to anticipated movements in the general level of interest rates but a Fund may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary disparity in the normal yield relationship between the two securities.

A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation.


The portfolio turnover rates for each Fund for the fiscal years ended September 30, 2003 and 2002 were: National - 7.04% and 6.97%; Colorado - 4.10% and 9.45%;
Georgia - 0% and 13.66%; Louisiana - -0-% and 11.19%; Maryland - 10.98% and 19.30%; Massachusetts - 2.42% and 5.74%; Michigan - 6.10% and 1.66%; Minnesota - 9.37% and 8.09%; Missouri - 2.95% and 4.04%; New York - 6.35% and 19.43%; Ohio -
6.79% and 0.79%; Oregon - 3.56% and 6.06%; and South Carolina - 34.81% and -0-%.
The fluctuation in portfolio turnover rates of certain Funds during the fiscal years ended September 30, 2003 and 2002 resulted from conditions in the specific state and/or the bond market in general. A Fund's portfolio turnover rate will not be a limiting factor when a Fund deems it desirable to sell or purchase securities.


                             Management of the Funds

Board of Directors

The Board of Directors of the Series provides broad supervision over the affairs of the Funds.

Management Information

Information with respect to Directors and officers of the Series is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.

                                                                                                                Number of
                                                                                                               Portfolios
                              Term of                                                                           in Fund
                            Office and                                                                          Complex
                             Length of                                                                          Overseen
Name, (Age), Position(s)       Time         Principal Occupation(s) During Past 5 Years, Directorships             by
        With Fund             Served*                           and Other Information                           Director
        ---------             -------                           ---------------------                           --------
-------------------------------------------------------------------------------------------------------------------------
                                                  INDEPENDENT DIRECTORS
-------------------------------------------------------------------------------------------------------------------------
Robert B. Catell (67)      2003 to Date   Chairman and Chief Executive Officer of KeySpan Corporation, a           60
Director                                  diversified energy, gas and electric company; Director or
                                          Trustee of each of the investment companies of the Seligman
                                          Group of Funds** (with the exception of Seligman Cash
                                          Management Fund, Inc.); Alberta Northeast Gas, Ltd., Boundary
                                          Gas Inc., Taylor Gas Liquids, Ltd., and The Houston
                                          Exploration Company, oil and gas exploration, development and production companies; Edison Electric Institute, New York
                                          State Energy Research and Development Authority, Independence
                                          Community Bank, Business Council of New York State, Inc., New
                                          York City Partnership and the Long Island Association,
                                          business and civic organizations.

John R. Galvin (74)        1995 to Date   Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts             61
Director                                  University; Director or Trustee of each of the investment
                                          companies of the Seligman Group of Funds**; and Chairman
                                          Emeritus, American Council on Germany. Formerly, Director,
                                          USLIFE Corporation, life insurance and Raytheon Co., defense and commercial electronics; Governor of the Center for
                                          Creative Leadership. From June 1987 to June 1992, he was the
                                          Supreme Allied Commander, Europe and the Commander-in-Chief,
                                          United States European Command.

Alice S. Ilchman (68)      1991 to Date   President Emerita, Sarah Lawrence College; Director or Trustee           61
Director                                  of each of the investment companies of the Seligman Group of
                                          Funds**; Director, Jeannette K. Watson Summer Fellowships,
                                          summer internships for college students; Trustee, Save the
                                          Children, nonprofit child-assistance organization, and the
                                          Committee for Economic Development; Governor, Court of
                                          Governors, London School of Economics; and Director, Public
                                          Broadcasting Service (PBS). Formerly, Chairman, The
                                          Rockefeller Foundation, charitable foundation; and Director,
                                          New York Telephone Company.

Frank A. McPherson (70)    1995 to Date   Retired Chairman of the Board and Chief Executive Officer of             61
Director                                  Kerr-McGee Corporation, diversified energy company; Director or Trustee of each of the investment companies of the Seligman
                                          Group of Funds**; Director, ConocoPhillips, integrated
                                          international oil corporation, Integris Health, owner of
                                          various hospitals, BOK Financial, bank holding company,
                                          Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical
                                          Research Foundation, Boys and Girls Clubs of Oklahoma,
                                          Oklahoma City Public Schools Foundation and Oklahoma
                                          Foundation for Excellence in Education. Formerly, Director,
                                          Kimberly-Clark Corporation, consumer products and the Federal
                                          Reserve System's Kansas City Reserve Bank.

John E. Merow (74)         1983 to Date   Retired Chairman and Senior Partner, Sullivan & Cromwell LLP,            61
Director                                  law firm; Director or Trustee of each of the investment
                                          companies of the Seligman Group of Funds**; Director,
                                          Commonwealth Industries, Inc., manufacturer of aluminum sheet products; Director and Treasurer, the Foreign Policy
                                          Association; Director Emeritus, Municipal Art Society of New
                                          York; Trustee and Secretary, the U.S. Council for
                                          International Business; Trustee, New York-Presbyterian
                                          Hospital; Trustee and Vice Chairman, New York-Presbyterian
                                          Healthcare System, Inc.; and Member of the American Law
                                          Institute and Council on Foreign Relations.

Betsy S. Michel (61)       1984 to Date   Attorney; Director or Trustee of each of the investment                  61
Director                                  companies of the Seligman Group of Funds**; Trustee, The
                                          Geraldine R. Dodge Foundation, charitable foundation, and
                                          World Learning, Inc., international educational training.
                                          Formerly, Chairman of the Board of Trustees of St. George's
                                          School (Newport, RI).

                                                                                                                Number of
                                                                                                               Portfolios
                              Term of                                                                           in Fund
                            Office and                                                                          Complex
                             Length of                                                                          Overseen
Name, (Age), Position(s)       Time         Principal Occupation(s) During Past 5 Years, Directorships             by
        With Fund             Served*                           and Other Information                           Director
        ---------             -------                           ---------------------                           --------
Leroy C. Richie (62)       2000 to Date   Chairman and Chief Executive Officer, Q Standards Worldwide,             60
Director                                  Inc., library of technical standards; Director or Trustee of each of the investment companies of the Seligman Group of
                                          Funds** (with the exception of Seligman Cash Management Fund,
                                          Inc.); Director, Kerr-McGee Corporation, diversified energy company, and Infinity, Inc., oil and gas services and
                                          exploration; Director and Chairman, Highland Park Michigan
                                          Economic Development Corp. Formerly, Trustee, New York
                                          University Law Center Foundation; Vice Chairman, Detroit
                                          Medical Center and Detroit Economic Growth Corp.; Chairman and
                                          Chief Executive Officer, Capital Coating Technologies, Inc.,
                                          applied coating technologies; and Vice President and General
                                          Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (71)      1983 to Date   Retired Vice President, Pfizer Inc., pharmaceuticals; Director           61
Director                                  or Trustee of each of the investment companies of the Seligman
                                          Group of Funds**. Formerly, Director, USLIFE Corporation, life insurance.

James N. Whitson (68)      1993 to Date   Retired Executive Vice President and Chief Operating Officer,            61
Director                                  Sammons Enterprises, Inc., a diversified holding company;
                                          Director or Trustee of each of the investment companies of the
                                          Seligman Group of Funds**; and Director, C-SPAN, cable
                                          television network, and CommScope, Inc., manufacturer of
                                          coaxial cable. Formerly, Director and Consultant, Sammons
                                          Enterprises, Inc.
-------------------------------------------------------------------------------------------------------------------------
                                                  INTERESTED DIRECTORS
-------------------------------------------------------------------------------------------------------------------------
William C. Morris*** (65)  1988 to Date   Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the           61
Director and Chairman                     Board and Director or Trustee of each of the investment
of the Board                              companies of the Seligman Group of Funds**; Chairman, Seligman
                                          Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics
                                          Inc., manufacturer of ceramic proppants for oil and gas
                                          industry; and Director, Seligman Data Corp. Formerly,
                                          Director, Kerr-McGee Corporation, a diversified energy company and Chief Executive Officer of each of the investment
                                          companies of the Seligman Group of Funds.

Brian T. Zino*** (51)       Dir.: 1993    Director and President, J. & W. Seligman & Co. Incorporated;             61
Director, President and      to Date      Chief Executive Officer, President and Director or Trustee of
Chief Executive Officer    Pres.: 1995    each of the investment companies of the Seligman Group of
                             to Date      Funds**; Director, Seligman Advisors, Inc. and Seligman
                            CEO: Nov.     Services, Inc.; Chairman, Seligman Data Corp.; Member of the
                           2002 to Date   Board of Governors of the Investment Company Institute; and
                                          Chairman, ICI Mutual Insurance Company.

Thomas G. Moles (61)       1983 to Date   Director and Managing Director, J. & W. Seligman & Co.                   N/A
Vice President and                        Incorporated; Vice President and Co-Portfolio Manager,
Co-Portfolio Manager                      Seligman Municipal Series Trust, Seligman New Jersey Municipal
                                          Fund, Inc. and Seligman Pennsylvania Municipal Fund Series;
                                          Executive Vice President and Co-Portfolio Manager, Seligman
                                          Quality Municipal Fund, Inc. and Seligman Select Municipal
                                          Fund, Inc., two closed-end investment companies; and Director,
                                          Seligman Advisors, Inc. and Seligman Services, Inc. Formerly,
                                          President, Seligman Quality Municipal Fund, Inc. and Seligman
                                          Select Municipal Fund, Inc.

Eileen A. Comerford (45)   2003 to Date   Senior Vice President, Investment Officer, J. & W. Seligman &            N/A
Co-Portfolio Manager                      Co. Incorporated; Co-Portfolio Manager, Seligman Municipal
                                          Series Trust, Seligman New Jersey Municipal Fund, Inc. and
                                          Seligman Pennsylvania Municipal Fund Series, Vice President
                                          and Co-Portfolio Manager, Seligman Quality Municipal Fund,
                                          Inc. and Seligman Select Municipal Fund, Inc., two closed-end investment companies.

Thomas G. Rose (46)        2000 to Date   Senior Vice President, Finance, J. & W. Seligman & Co.                   N/A
Vice President                            Incorporated, Seligman Advisors, Inc. and Seligman Data Corp.;
                                          Vice President of each of the investment companies of the
                                          Seligman Group of Funds** and of Seligman Services, Inc. and
                                          Seligman International, Inc. Formerly, Treasurer of each of the investment companies of the Seligman Group of Funds and of
                                          Seligman Data Corp.

                                                                                                                Number of
                                                                                                               Portfolios
                              Term of                                                                           in Fund
                            Office and                                                                          Complex
                             Length of                                                                          Overseen
Name, (Age), Position(s)       Time         Principal Occupation(s) During Past 5 Years, Directorships             by
        With Fund             Served*                           and Other Information                           Director
        ---------             -------                           ---------------------                           --------
Lawrence P. Vogel (47)      V.P.: 1992    Senior Vice President and Treasurer, Investment Companies, J.            N/A
Vice President and           to Date      & W. Seligman & Co. Incorporated; Vice President and Treasurer
Treasurer                  Treas.: 2000   of each of the investment companies of the Seligman Group of
                             to Date      Funds** and of Seligman Data Corp. Formerly, Senior Vice
                                          President, Finance, J. & W. Seligman & Co. Incorporated,
                                          Seligman Advisors, Inc., Seligman International, Inc. and
                                          Seligman Data Corp.; Vice President, Seligman Services, Inc.;
                                          and Treasurer, Seligman International, Inc. and Seligman
                                          Henderson Co.

Frank J. Nasta (39)        1994 to Date   Managing Director, General Counsel and Corporate Secretary, J.           N/A
Secretary                                 & W. Seligman & Co. Incorporated; Secretary, of each of the investment companies of the Seligman Group of Funds**; and
                                          Corporate Secretary, Seligman Advisors, Inc., Seligman
                                          Services, Inc., Seligman International, Inc. and Seligman Data
                                          Corp. Formerly, Corporate Secretary, Seligman Henderson Co.
                                          and Senior Vice President, Law and Regulation Department, J. &
                                          W. Seligman & Co. Incorporated.

----------
* Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board.


** The Seligman Group of Funds consists of twenty-three registered investment companies.


*** Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the 1940 Act, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Mr. Whitson is a director of a private company that indirectly controls a broker-dealer and has an option to acquire control of another broker-dealer in 2007. Both broker-dealers distribute the Funds' shares.


The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested" persons of the Fund as that term is defined in the 1940 Act. The duties of these Committees are described below.


Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met six times during the year ended September 30, 2003. Members of the Committee are Messrs. McPherson (Chairman), Catell, Galvin, Merow, Richie, Shafer and Whitson, and Dr. Ilchman and Ms. Michel.

Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter. The Committee met twice during the year ended September 30, 2003. Members of the Committee are Messrs. Whitson (Chairman), Galvin, Merow and Richie, and Ms. Michel.

Director Nominating Committee. This Committee selects and nominates persons for election as Directors by the Board. In addition, if a shareholder meeting is held where Directors are to be elected, the Committee will select and nominate persons for election as Directors at such shareholder meeting. The Committee will consider suggestions from shareholders submitted in writing to the Secretary of the Fund. The Committee met three times during the year ended September 30, 2003. Members of the Committee are Messrs. Shafer (Chairman), Catell and McPherson, and Dr. Ilchman.


Beneficial Ownership of Shares


As of December 31, 2003, the Directors beneficially owned shares in the Funds and the Seligman Group of Funds as follows:

                                  Dollar Range of Shares Owned By Director(1)             Aggregate Dollar Range
                                                                                            of Shares Owned by
                             Michigan             National              New York           Director in Seligman
      Name                     Fund                 Fund                  Fund                Group of Funds
      ----                     ----                 ----                  ----                --------------
      ----------------------------------------------------------------------------------------------------------
                                                INDEPENDENT DIRECTORS
      ----------------------------------------------------------------------------------------------------------
      Robert B. Catell         None                 None                  None              $50,001 - $100,000
      John R. Galvin           None             $1 - $10,000              None              $50,001 - $100,000
      Alice S. Ilchman         None                 None             $10,001-$50,000          Over $100,000
      Frank A. McPherson       None             $1 - $10,000              None                Over $100,000
      John E. Merow            None                 None              $1 - $10,000            Over $100,000
      Betsy S. Michel          None            $10,001-$50,000            None                Over $100,000
      Leroy C. Richie      $1 - $10,000             None                  None              $10,001 - $50,000
      Robert L. Shafer         None                 None              $1 - $10,000            Over $100,000
      James N. Whitson         None            $10,001-$50,000            None                Over $100,000
      ----------------------------------------------------------------------------------------------------------
                                                INTERESTED DIRECTORS
      ----------------------------------------------------------------------------------------------------------
      William C. Morris        None            $10,001-$50,000        Over $100,000           Over $100,000
      Brian T. Zino            None                 None                  None                Over $100,000

      ----------
      (1)   None of the Directors beneficially own shares of the following
            Funds: Colorado Fund, Georgia Fund, Louisiana Fund, Maryland Fund, Massachusetts Fund, Minnesota Fund, Missouri Fund, Ohio Fund, Oregon Fund and South Carolina Fund.


Compensation


                                                           Pension or         Total Compensation
                                        Aggregate      Retirement Benefits       from Funds and
         Name and                      Compensation    Accrued as Part of      Fund Complex Paid
    Position with Funds               from Funds (1)      Fund Expenses       to Directors (1)(2)
    -------------------               --------------      -------------       -------------------
Robert B. Catell, Director(3)            $ 3,099               N/A                 $ 34,413
John R. Galvin, Director                  10,134               N/A                  102,000
Alice S. Ilchman, Director                 9,785               N/A                   99,000
Frank A. McPherson, Director               9,785               N/A                   99,000
John E. Merow, Director                   10,134               N/A                  102,000
Betsy S. Michel, Director                 10,134               N/A                  102,000
Leroy C. Richie, Director                 10,369               N/A                  102,000
James Q. Riordan, Director(4)              6,251               N/A                   58,500
Robert L. Shafer, Director                 9,437               N/A                   94,500
James N. Whitson, Director                10,134(5)            N/A                  102,000(5)

----------
(1)   For the Funds' fiscal year ended September 30, 2003.

(2) At September 30, 2003, the Seligman Group of Funds consisted of twenty-three investment companies.

(3) Mr. Catell became a member of the Board of Directors effective May 15, 2003.

(4)   Mr. Riordan retired from the Board of Directors effective March 20, 2003.

(5) Includes deferred compensation from "Aggregate Compensation from the Funds" and "Total Compensation from the Funds and Fund Complex" of $2,186 and $22,500, respectively.

No compensation is paid by the Funds to Directors or officers of the Funds who are employees of J. & W. Seligman & Co. Incorporated ("Seligman").

The Series has adopted a deferred compensation plan under which independent directors may elect to defer receiving their fees. A director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by Seligman, as designated by the director. The cost of such fees and earnings is included in directors' fees and expenses, and the accumulated balance thereof is included in accrued expenses and other liabilities in the Funds' financial statements..

Messrs. Merow and Whitson no longer defer their current compensation; however, they have accrued deferred compensation (including earnings/losses) in respect of the Funds in the amount of $26,910 and $63,328, respectively, as of September 30, 2003.


Each Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the deferred compensation plan.


Class A shares of the Funds may be issued without a sales charge to present and former directors (and their family members) of the Funds.

Code of Ethics

Seligman, Seligman Advisors, Inc. ("Seligman Advisors"), their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively, "Employees") are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another's intention, to purchase or sell the security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless an exemption has been obtained from Seligman's Director of Compliance.

The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.

Employees are required, except under very limited circumstances, to engage in personal securities transactions through Seligman's order desk or through an authorized dealer or investment advisor designated by Seligman. All Employee personal securities transactions must be pre-cleared through Seligman's compliance department. The compliance department and the order desk maintain a list of securities that may not be purchased due to a possible conflict with clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

A copy of the Code of Ethics is on public file with, and is available upon request from, the Securities and Exchange Commission ("SEC"). You can access it through the SEC's Internet site, www.sec.gov.

               Control Persons and Principal Holders of Securities

Control Persons


As of January 5, 2004, there was no person or persons who controlled any of the Funds, either through significant ownership of Fund shares or any other means of control.


Principal Holders


As of January 5, 2004, the following principal holders owned of record 5% or more of the then outstanding shares of capital stock of a Class of shares of the following Funds:

                                                                                             Percentage of
                                                                                                 Total
      Name and Address                                                    Fund/Class          Shares Held
      ----------------                                                    ----------          -----------
      Citigroup Global House Accounts, Attn Peter Booth,               National/A                 8.67%
      7th Floor, 333 West 34th Street, New York, NY  10001

      Citigroup Global House Accounts, Attn Peter Booth,               National/C                19.68%
      7th Floor, 333 West 34th Street, New York, NY  10001

      UBS Financial Services Inc, FBO Customers,                       National/C                 7.29%
      1604 Fieldstone Lane, Sewickley, PA 15143

      Raymond James & Associates Inc, FBO Customers,                   National/C                 5.29%
      880 Carillon Pkwy, St. Petersburg, FL 33716

      MLPF&S FBO Customers, Attn: Fund Administration,                 National/D                34.70%
      4800 Dear Lake Drive East, Jacksonville, FL  32246

      Wasserman Trust, 2650 Webster St,                                National/D                26.97%
      San Francisco, CA 94123

      Citigroup Global House Accounts, Attn Peter Booth,               Colorado/A                 5.50%
      7th Floor, 333 West 34th Street, New York, NY  10001

      MLPF&S FBO Customers, Attn. Fund Administration,                 Colorado/A                 5.22%
      4800 Deer Lake Drive East, Jacksonville, FL 32246

      Citigroup Global House Accounts, Attn Peter Booth,               Colorado/C                29.48%
      7th Floor, 333 West 34th Street, New York, NY 10001

      McDonald Investments Inc, FBO Customer Accounts,                 Colorado/C               23.192%
      4900 Tiedeman Road, Brooklyn, CO  80016

      Pershing LLC, PO Box 2052, Jersey City, NJ  07303                Colorado/C                20.90%

      Pershing LLC, PO Box 2052, Jersey City, NJ  07303                Colorado/C                14.93%

      A G Edwards & Sons Inc FBO Customers,                            Colorado/D                45.12%
      One North Jefferson, St. Louis, MO 63103-2287

      MLPF&S FBO Customers, Attn. Fund Administration,                 Colorado/D                42.10%
      4800 Deer Lake Drive East, Jacksonville, FL 32246

      McKay JTTEN, 5675 Coachwood Trail,                               Colorado/D                 8.39%
      Colorado Springs, CO 80919

      MLPF&S FBO Customers, Attn. Fund Administration,                 Georgia/A                 13.90%
      4800 Deer Lake Drive East, Jacksonville, FL 32246

      Citigroup Global House Accounts, Attn Peter Booth,               Georgia/C                 33.20%
      7th Floor, 333 West 34th Street, New York, NY 10001

      Swann, 2734 Peachtree Rd., Atlanta, GA  30305                    Georgia/C                 16.18%

      Pritchett, 2600 Peachtree Rd., Atlanta, GA 30305                 Georgia/C                 11.86%

      UBS Financial Services Inc., FBO Customer,                       Georgia/C                 10.81%
      579 Waterford Rd., Atlanta, GA 30318

      Melom JTTEN, 3103 Sandhurst Dr.,                                 Georgia/C                 10.44%
      Woodstock, GA 30189

      Raymond James & Associates Inc., FBO Customers,                  Georgia/C                  6.28%
      880 Carillon Pkwy, St. Petersburg, FL  33716

      MLPF&S FBO Customers, Attn. Fund Administration,                 Georgia/D                 29.51%
      4800 Deer Lake Drive East, Jacksonville, FL 32246

      Raymond James & Associates Inc., FBO Customers,                  Georgia/D                  8.43%
      880 Carillon Pkwy, St. Petersburg, FL  33716

      First Clearing Corporation, FBO Customers,                       Georgia/D                  6.74%
      4519 Wood Valley Drive, Acworth, GA  30101-5274

      Norris, 230 North Peak Dr., Alpharetta, GA 30022                 Georgia/D                  6.39%

      Pershing LLC, PO Box 2052, Jersey City, NJ  07303                Georgia/D                  5.75%

      MLPF&S FBO Customers, Attn. Fund Administration,                 Louisiana/A               15.86%
      4800 Deer Lake Drive East, Jacksonville, FL 32246

      Citigroup Global House Accounts, Attn Peter Booth,               Louisiana/A               11.65%
      7th Floor, 333 West 34th Street, New York, NY 10001

      Legg Mason Wood Walker Inc, PO Box 1476,                         Louisiana/C               57.44%
      Baltimore, MD 21202

      Wachovia Securities LLC, FBO Customers,                          Louisiana/C                8.98%
      1304 Hillcroft Dr., Lake Charles, LA  70605-2565

      UBS Financial Services Inc., FBO Customers,                      Louisiana/C                6.25%
      420 Normandy Rd, Lafayette, LA

      Wachovia Securities LLC, FBO Customers,                          Louisiana/C                5.98%
      426 Pine Street, Deridder, LA 70634

      Wachovia Securities LLC, FBO Customers,                          Louisiana/C                5.81%
      2500 18th Street, Lake Charles, LA 70601

      MLPF&S FBO Customers, Attn. Fund Administration,                 Louisiana/D               62.33%
      4800 Deer Lake Drive East, Jacksonville, FL 32246

      Wachovia Securities Inc, FBO Customers,                          Louisiana/D               15.77%
      3405 Holly Hill Rd., Lake Charles, LA  70605-1318

      Dean Witter, FBO Customers, PO Box 250,                          Louisiana/D               14.56%
      Church Street Station, New York, NY  71111-6050

      Morgan Keegan & Company Inc, FBO Customers,                      Louisiana/D                6.08%
      50 North Front Street, Memphis, TN 38103

      MLPF&S FBO Customers, Attn. Fund Administration,                 Maryland/A                 7.80%
      4800 Deer Lake Drive East, Jacksonville, FL 32246

      Citigroup Global House Accounts, Attn Peter Booth,               Maryland/A                 7.24%
      7th Floor, 333 West 34th Street, New York, NY 10001

      UBS Financial Services Inc, FBO Customers,                       Maryland/C                26.67%
      5608 Granby Rd., Derwood, MD 20855

      UBS Financial Services Inc, FBO Customers,                       Maryland/C                 8.21%
      2525 Pot Springs Rd., Mercy Ridge Lane,
      Timonium, MD 20855

      Francine Reich, 550 Rest Avenue,                                 Maryland/C                 5.80%
      Catonsville, MD 21228

      UBS Financial Services Inc, FBO Customers,                       Maryland/C                 5.70%
      880 Walther Blvd., Parkville, MD  21234

      Raymond James & Associates Inc., FBO Customers,                  Maryland/C                 5.49%
      880 Carillon Pkwy, St. Petersburg, FL 33716

      MLPF&S FBO Customers, Attn. Fund Administration,                 Maryland/D                14.39%
      4800 Deer Lake Drive East, Jacksonville, FL 32246

      Headley Trust, 123 Crooked Creek Lane,                           Maryland/D                 5.53%
      Durham, NC 27713

      UBS Financial Services Inc, FBO Customers,                       Maryland/D                 5.33%
      7220 Denberg Road, Baltimore MD  21209-1006

      UBS Financial Services Inc, FBO Customers,                       Maryland/D                 5.26%
      7220 Denberg Road, Baltimore MD  21209-1006

      Mr. Kucera JT TEN, 60 Linda Lane,                                Maryland/D                 5.20%
      Millersville, MD 21108

      Citigroup Global House Accounts, Attn Peter Booth,               Massachusetts/A            6.45%
      7th Floor, 333 West 34th Street, New York, NY 10001

      NFSC FBO Customer Accounts, 25 Crowninshield Road,               Massachusetts/C           11.96%
      Brookline, MA  02446

      NFSC FBO Customer Accounts, 102 Palmer Road,                     Massachusetts/C            9.96%
      Mashpee, MA  02649

      Citigroup Global House Accounts, Attn Peter Booth,               Massachusetts/C            9.16%
      7th Floor, 333 West 34th Street, New York, NY 10001

      NFSC FBO Customer Accounts, 293 Caterina Heights,                Massachusetts/C            8.38%
      Concord, MA  01742

      NFSC FBO Customer Accounts, 14 Bluefield Terrace,                Massachusetts/C            5.86%
      Weymouth, MA  02109

      MLPF&S FBO Customers, Attn. Fund Administration,                 Massachusetts/D           38.04%
      4800 Deer Lake Drive East, Jacksonville, FL 32246

      Pershing LLC, PO Box 2052, Jersey City, NJ  07303                Massachusetts/D           14.56%

      Dean Witter, FBO Customers, PO Box 250,                          Massachusetts/D            8.10%
      Church Street Station, New York, NY  10008

      UBS Financial Services Inc, FBO Customers,                       Massachusetts/D            6.43%
      274 Converse Street, Longmeadow, MA 01160

      NFSC FBO Customer Accounts, 1 Washington Street,                 Massachusetts/D            5.14%
      Salem, MA  01970

      Citigroup Global House Accounts, Attn Peter Booth,               Michigan/A                 9.95%
      7th Floor, 333 West 34th Street, New York, NY 10001

      MLPF&S FBO Customers, Attn. Fund Administration,                 Michigan/A                 5.25%
      4800 Deer Lake Drive East, Jacksonville, FL  32246

      Citigroup Global House Accounts, Attn Peter Booth,               Michigan/C                21.03%
      7th Floor, 333 West 34th Street, New York, NY 10001

      UBS Financial Services Inc, FBO Customers,                       Michigan/C                15.49%
      1451 Stanlake, East Lansing, MI 48823

      NFSC FBO Customer Accounts, 934 D. Grenoble Dr.,                 Michigan/C                14.10%
      Lansing, MI 48917

      UBS Financial Services Inc, FBO Customers,                       Michigan/C                 7.61%
      2483 Island View Drive, Orchard Lake, MI 48324

      Wachovia Securities LLC, FBO Customers,                          Michigan/C                 7.00%
      2601 Lambros Dr., Midland, MI  48642

      Stewart JTTEN, 2590 Middlebelt Rd.,                              Michigan/C                 5.40%
      West Bloomfield, MI 48324

      Bear Stearns Securities Corp, FBO Accounts,                      Michigan/C                 5.28%
      1 Metrotech Center North, Brooklyn, NY  11201

      UBS Financial Services Inc, FBO Customers, 680                   Minnesota/C               29.67%
      7th Street, Hancock, MN  56244

      UBS Financial Services Inc, FBO Customers,                       Minnesota/C               13.86%
      11378 Louisiana Circle, Blooming, MN  55438

      LPL Financial Services, FBO Customers,                           Minnesota/C               12.34%
      9785 Towne Centre Drive, San Diego, CA  92121

      RBC Dain Raucher FBO Customers,                                  Minnesota/C                7.28%
      3402 22nd Street, St. Cloud, MN 56301

      UBS Financial Services Inc, FBO Customers,                       Minnesota/C                6.86%
      73730 Co Rd, Sacred Heart, MN 56285

      MLPF&S FBO Customers, Attn. Fund Administration,                 Minnesota/D               43.92%
      4800 Deer Lake Drive East, Jacksonville, FL  32246

      AG Edwards & Sons Inc, FBO Customers,                            Minnesota/D                9.35%
      One North Jefferson, St. Louis, MN 63103

      US Bancorp Piper Jaffray, FBO Accounts,                          Minnesota/D                7.37%
      US Bancorp Center, 800 Nicollet Mall,
      Minneapolis, MN  55402

      MLPF&S FBO Customers, Attn. Fund Administration,                 Missouri/A                 8.12%
      4800 Deer Lake Drive East, Jacksonville, FL  32246

      Fahnestock & CO Inc, FBO Accounts,                               Missouri/C                31.71%
      3101 S. Stewart, Sedalia, MO 65301

      Dean Witter, FBO Customer Accounts, PO Box 250,                  Missouri/C                27.86%
      Church Street Station, New York, NY 10008

      Raymond James & Associates Inc., FBO Accounts,                   Missouri/C                22.97%
      880 Carillon Pkwy, St. Petersburg, FL  33716

      Beck JTTEN, 5474 Hodiamont, Jennings, MO 63136                   Missouri/C                 9.78%

      AG Edwards & Sons Inc, FBO Customers,                            Missouri/C                 5.53%
      One North Jefferson, St. Louis, MN 63103

      MLPF&S FBO Customers, Attn. Fund Administration,                 Missouri/D                21.52%
      4800 Deer Lake Drive East, Jacksonville, FL  32246

      Pershing LLC, PO Box 2052, Jersey City, NJ  07303                Missouri/D                18.26%

      FISERV Securities Inc., Attn Mutual Funds Dept.,                 Missouri/D                13.46%
      One Commerce Square, 2005 Market Street,
      Philadelphia, PA  19103

      Worley Trust, Lake Road, Box 1156, Laurie, MO 65038              Missouri/D                11.43%

      Fahnestock & CO Inc FBO Accounts, 475 Bardot Drive,              Missouri/D                 8.80%
      Florissant, MO 63031

      UBS Financial Services Inc., FBO Customers,                      Missouri/D                 7.25%
      9189 Foxbridge Drive, MO 63127

      Schroeder, 100 Park Avenue, New York, NY  10017                  New York/A                 6.85%

      Citigroup Global House Accounts, Attn Peter Booth,               New York A                 5.86%
      7th Floor, 333 West 34th Street, New York, NY  10001

      MLPF&S FBO Customers, Attn. Fund Administration,                 New York/A                 5.33%
      4800 Deer Lake Drive East, Jacksonville, FL 32246

      Legg Mason Wood Walker Inc.,                                     New York/C                 7.60%
      FBO Customer Accounts, PO Box 1476,
      Baltimore, MD  21202

      US Clearing Corp., FBO Customers, 26 Broadway,                   New York/C                 6.67%
      New York, NY  10004

      Citigroup Global House Accounts, Attn Peter Booth,               New York/C                 6.39%
      7th Floor, 333 West 34th Street, New York, NY  10001

      UBS Financial Services Inc, FBO Customers,                       New York/C                38.65%
      1020 Park Avenue, New York, NY  10028

      MLPF&S FBO Customers, Attn. Fund Administration,                 New York/D                16.85%
      4800 Deer Lake Drive East, Jacksonville, FL 32246

      Legg Mason Wood Walker Inc.,                                     New York./D               10.10%
      FBO Customer Accounts, PO Box 1476,
      Baltimore, MD  21202

      MLPF&S FBO Customers, Attn. Fund Administration,                 Ohio/A                     8.15%
      4800 Deer Lake Drive East, Jacksonville, FL 32246

      Citigroup Global House Accounts, Attn Peter Booth,               Ohio/A                     5.27%
      7th Floor, 333 West 34th Street, New York, NY  10001

      AG Edwards & Sons Inc, FBO Customers,                            Ohio/C                     8.60%
      One North Jefferson, St. Louis, MO 63103

      Pershing LLC, PO Box 2052, Jersey City, NJ 07303                 Ohio/C                     7.52%

      McDonald Investments, Inc., FBO Customer Accounts,               Ohio/C                     7.52%
      4900 Tiedeman Road, Brooklyn, OH 44035

      McDonald Investments, Inc., FBO Customer Accounts,               Ohio/C                     7.52%
      4900 Tiedeman Road, Brooklyn, OH 44035

      Raymond James & Associates, Inc., FBO Customers,                 Ohio/C                     6.12%
      880 Carillon Pkwy, St. Petersburg, FL 33716

      MLPF&S FBO Customers, Attn. Fund Administration,                 Ohio/D                    38.15%
      4800 Deer Lake Drive East, Jacksonville, FL 32246

      Raymond James & Assoc Inc, FBO Customers,                        Ohio/D                    15.95%
      880 Carillon Pkwy, St. Petersburg, FL  33716

      Geraldine Linnevers and Bruce Tomcik,                            Ohio/D                    14.02%
      32744 Fallhaven Court, North Ridgeville, OH  44039

      Bruce Tomcik & Geraldine Linnevers, PO Box 444,                  Ohio/D                     8.51%
      No Olmsted, OH 44070

      Citigroup Global House Accounts, Attn Peter Booth,               Oregon/A                   9.36%
      7th Floor, 333 West 34th Street, New York, NY  10001

      Virginia Card Polley, Holladay Park Plaza,                       Oregon/C                  27.37%
      1300 NE 16th Avenue, Portland, OR  97232

      Citigroup Global House Accounts, Attn Peter Booth,               Oregon/C                  22.29%
      7th Floor, 333 West 34th Street, New York, NY  10001

      NFSC FBO Customer Accounts, PO Box 228,                          Oregon/C                   7.85%
      Azalea, OR  97410

      Dean Witter FBO Customers, PO Box 250,                           Oregon/C                   6.26%
      Church Street Station, New York, NY  97219-2010

      LPL Financial Services, FBO Customer Accounts,                   Oregon/C                   5.62%
      9785 Towne Centre Drive, San Diego, CA  92121-1968

      NFSC FBO Customer Accounts, PO Box 228,                          Oregon/C                   5.26%
      Azalea, OR  97410

      MLPF&S FBO Customers, Attn Fund Administration,                  Oregon/D                  29.96%
      4800 Deer Lake Drive East, Jacksonville, FL 32246

      Ochs Trust, 441 Ninth Street, Lake Oswego, OR  97034             Oregon/D                  13.84%

      Edward Jones & Co, PO Box 2500,                                  Oregon/D                   7.24%
      Maryland Heights, MO 63043

      UBS Financial Services Inc, FBO Customers,                       Oregon/D                   6.18%
      13853 71st Place, Kirkland, WA  98034

      Garcia, 38 Morningview Circle, Lake Oswego, OR 97035             Oregon/D                   5.60%

      Citigroup Global House Accounts, Attn Peter Booth,               South Carolina/A           7.65%
      7th Floor, 333 West 34th Street, New York, NY  10001

      MLPF&S FBO Customers, Attn. Fund Administration,                 South Carolina/A           7.59%
      4800 Deer Lake Drive East, Jacksonville, FL 32246

      Citigroup Global House Accounts, Attn Peter Booth,               South Carolina/C          11.68%
      7th Floor, 333 West 34th Street, New York, NY  10001

      Morgan Keegan & Company Inc, FBO Customers,                      South Carolina/C           9.62%
      50 North Front Street, Memphis, TN 38103

      First Clearing LLC, FBO Customers, 34 Baynard Cove Rd,           South Carolina/C           5.98%
      Hilton Head, SC 29928

      MLPF&S FBO Customers, Attn. Fund Administration,                 South Carolina/D          20.26%
      4800 Deer Lake Drive East, Jacksonville, FL 32246

      Citigroup Global House Accounts, Attn Peter Booth,               South Carolina/D           8.77%
      7th Floor, 333 West 34th Street, New York, NY  10001

      Morgan JTTEN, PO Box 1319, Seneca, SC 29676                      South Carolina/D           5.58%

      UBS Financial Services Inc, FBO Customers,                       South Carolina/D           5.18%
      887 Robert E. Lee Blvd., Charleston, SC  29412


Management Ownership


As of January 5, 2004, Directors and officers of the Funds did not own any Class A shares of the then outstanding shares of capital stock of the Funds, with the exception of the Michigan Fund, National Fund and New York Fund, of which Directors and officers of these Funds as a group owned less than 1% with respect to the Michigan and National Funds and as a group owned 2.47% with respect to the New York Fund.


As of the same period, Directors and officers of the Funds did not own any Class C or Class D shares of the then outstanding shares of capital stock of the Funds.

                     Investment Advisory and Other Services

Investment Manager

Subject to the control of the Series' Board of Directors, Seligman manages the investment of the assets of the Funds and administers the Series' business and other affairs pursuant to a management agreement approved by the Board of Directors and the initial shareholders of the Funds ("Management Agreement"). Seligman also serves as investment manager to twenty-two other US registered investment companies which, together with the Series, make up the "Seligman Group of Funds." There are no other management-related service contracts under which services are provided to the Funds. No person or persons, other than the directors, officers or employees of Seligman and the Series, regularly advise the Series or the Funds with respect to its investments.

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman of Seligman and Chairman of the Board of Directors and Chairman of the Funds, owns a majority of the outstanding voting securities of Seligman and is a controlling person of Seligman. See Appendix C to this SAI for further history of Seligman.

All of the officers of the Funds listed above are officers or employees of Seligman. Their affiliations with the Funds and with Seligman are provided under their principal business occupations.


The Funds pay Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to 0.50% per annum of each Fund's average daily net assets. The following chart indicates the management fees paid by each Fund for the fiscal years ended September 30, 2003, 2002 and 2001.

                                              Fiscal      Management
                                               Year          Fee
            Fund                              Ended        Paid ($)
            ----                              -----        --------

            National                         9/30/03       $495,735
                                             9/30/02        482,948
                                             9/30/01        480,363

            Colorado                         9/30/03       $194,534
                                             9/30/02        191,312
                                             9/30/01        191,050

            Georgia                          9/30/03       $195,231
                                             9/30/02        201,473
                                             9/30/01        201,669

            Louisiana                        9/30/03       $243,126
                                             9/30/02        249,183
                                             9/30/01        249,980

            Maryland                         9/30/03       $247,628
                                             9/30/02        243,792
                                             9/30/01        246,942

            Massachusetts                    9/30/03       $447,613
                                             9/30/02        435,141
                                             9/30/01        432,695

            Michigan                         9/30/03       $614,702
                                             9/30/02        619,600
                                             9/30/01        613,007

            Minnesota                        9/30/03       $498,796
                                             9/30/02        496,978
                                             9/30/01        500,461

            Missouri                         9/30/03       $188,678
                                             9/30/02        189,177
                                             9/30/01        195,787

            New York                         9/30/03       $461,627
                                             9/30/02        450,288
                                             9/30/01        410,195

            Ohio                             9/30/03       $646,134
                                             9/30/02        647,188
                                             9/30/01        654,306

            Oregon                           9/30/03       $314,242
                                             9/30/02        299,135
                                             9/30/01        288,856

            South Carolina                   9/30/03       $447,115
                                             9/30/02        435,711
                                             9/30/01        444,958

For the fiscal years ended September 30, 2003, 2002 and 2001, Seligman reimbursed expenses of (i) the Michigan Fund amounting to $0, $0 and $182,469, respectively, (ii) the New York Fund amounting to $0, $0 and $109,748, respectively, and (iii) the Ohio Fund amounting to $0, $0 and $187,635, respectively.

The Funds pay all of their expenses other than those assumed by Seligman, including shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Funds and their shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Directors of the Funds not employed by or serving as a Director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. These expenses are allocated among the Funds in a manner determined by the Board of Directors to be fair and equitable.

The Management Agreement also provides that Seligman will not be liable to the Funds for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Management Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement.

The Management Agreement was unanimously adopted by the Board of Directors at a Meeting held on October 11, 1988 and was approved by the shareholders at a meeting held on December 16, 1988. The Management Agreement with respect to a Fund will continue in effect until December 29 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified a Fund at least 60 days prior to December 29 of any year that it does not desire such continuance. The Management Agreement may be terminated by a Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. Seligman Municipal Fund Series, Inc. has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.


At the November 20, 2003 Board of Directors meeting, the Board unanimously approved the continuance of the Management Agreement. In preparation for these meetings, the Board requested and reviewed a wide variety of materials from Seligman, including extensive performance and expense information for other investment companies compiled by third parties, and the Independent Directors conferred with their counsel at the meeting prior to voting. In their determinations with respect to continuance of the Management Agreement, the Board considered many factors, including, but not limited to: (1) comparative performance information versus other similar investment companies and certain indices; (2) the nature and quality of investment services and administrative services rendered by Seligman; (3) payments received by Seligman from all sources involving both the Funds and all other Seligman investment companies;
(4) the costs borne by, and profitability of, Seligman and its affiliates in providing services of all types to the Funds and to all other Seligman investment companies; (5) comparative fee and expense data versus other similar investment companies; (6) Seligman's policies and practices regarding allocation of portfolio transactions and soft dollars; (7) portfolio turnover of the Funds compared to other similar investment companies; (8) Seligman's willingness to consider and, when desirable, implement organizational and operational changes designed to improve investment results; and (9) fall-out benefits which Seligman and its affiliates receive from managing the Funds. In its deliberations, the Board did not identify any particular information that was all-important or controlling. Rather, the Board evaluated all information available to it and determined that the overall arrangements between each Fund and Seligman, as reflected under the Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board (and each Director) considered relevant in the exercise of its (or such Director's) reasonable judgment.


Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.


Portfolio Performance. The Board of Directors considered the performance of the Funds as compared to the performance of other comparable mutual funds and as compared to appropriate securities indices. Directors also considered the nature and quality of the investment advice rendered by Seligman. In addition to the information received by the Directors in connection with the November 20, 2003 Board of Directors meeting, the Board receives detailed information related to performance of the Funds at each Board meeting during the year.


Expenses of the Fund. The Board also considered the management fee rate paid by the Funds to Seligman and the other expenses of the Funds, in comparison to both the quality of services provided and the fees and expenses of funds with similar characteristics.

Costs of Providing Service and Profitability. The Directors reviewed information concerning profitability of Seligman's investment advisory and investment company activities and its financial condition based on results for 2002 and 2003 (through September 30) and estimates for full-year 2003. The information considered by the Board of Directors included operating profit margin information for Seligman's investment company business alone (i.e., excluding results of its affiliates) and on a consolidated basis. The Board of Directors also reviewed profitability data and estimated profitability data for each of the investment companies of the Seligman Group of Funds on a fund-by-fund basis. The Board of Directors reviewed certain assumptions and methods of allocation used by Seligman in preparing fund-specific profitability data. While Seligman believes that the methods of allocation used were reasonable, there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as Seligman's where each of the advisory products draws on, and benefits from, the pooled research of the organization.


Fall-Out Benefits. The Directors considered the services provided to the Funds and its shareholders by Seligman Services, Inc. ("Seligman Services"), an affiliate of Seligman, and the 12b-1 fees each Fund pays to Seligman Services in respect of shares of the Funds held in accounts for which there would not otherwise be a broker of record.

Principal Underwriter

Seligman Advisors, an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of each Fund and of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Funds. Those individuals identified above under "Management Information" as directors or officers of both the Funds and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreement, dated December 29, 1988, subject to the control of the Board of Directors, Seligman manages the investment of the assets of each Fund, including making purchases and sales of portfolio securities consistent with each Fund's investment objectives and policies, and administers their business and other affairs. Seligman provides the Funds with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of directors of the Funds who are employees or consultants of Seligman and of the officers and employees of the Funds. Seligman also provides senior management for Seligman Data Corp., the Funds' shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to any of the Funds.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise any Fund with respect to its investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of each Fund, as set forth below:

Class A shares:

                                                                 Regular Dealer
                             Sales Charge       Sales Charge       Reallowance
                              as a % of         as a % of Net       as a % of
Amount of Purchase        Offering Price(1)    Amount Invested   Offering Price
------------------        -----------------    ---------------   --------------
Less than $50,000               4.75%               4.99%            4.25%
$50,000 - $99,999               4.00                4.17             3.50
$100,000 - $249,999             3.50                3.63             3.00
$250,000 - $499,999             2.50                2.56             2.25
$500,000 - $999,999             2.00                2.04             1.75
$1,000,000 and over                0                   0                0


(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.


Class C shares:

                                                                 Regular Dealer
                             Sales Charge       Sales Charge       Reallowance
                              as a % of         as a % of Net       as a % of
Amount of Purchase        Offering Price(1)    Amount Invested   Offering Price
------------------        -----------------    ---------------   --------------
Less than $100,000              1.00%               1.01%            1.00%
$100,000 - $249,999             0.50                0.50             0.50
$250,000 - $1,000,000              0                   0                0


(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge. There is no sales charge with respect to Class C shares if sold through Level Load Intermediaries (as defined below).

Seligman Services, an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For the fiscal years ended September 30, 2003, 2002 and 2001, Seligman Services received commissions in the following amounts:

                                            Commissions Paid to
            Fund                             Seligman Services
            ----                             -----------------
                                       2003        2002        2001
                                       ----        ----        ----
            National                  $1,288      $1,511      $  649
            Colorado                   2,825       1,844       6,848
            Georgia                       64         980         110
            Louisiana                    213       2,229          26
            Maryland                   2,904       1,656       1,775
            Massachusetts                194         913       1,949
            Michigan                     533       1,260       1,087
            Minnesota                  1,033         604         707
            Missouri                   2,475       1,021          -0-
            New York                   3,836       3,729       3,797
            Ohio                         712       1,037       3,195
            Oregon                        -0-          9         272
            South Carolina             1,226       3,222       2,881


Rule 12b-1 Plan

The Series has adopted an Administration, Shareholder Services and Distribution Plan (12b-1 Plan) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.


Under the 12b-1 Plan, each Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund's Class A, Class C and Class D shares. Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (Service Organizations) for providing distribution assistance with respect to assets invested in the Funds; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Funds, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectus to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Funds. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from each Fund. Payments made by each Fund under its Rule 12b-1 Plan are intended to be used to encourage sales of shares of such Fund, as well as to discourage redemptions.

Fees paid by each Fund under its 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of a Fund are allocated between the classes in accordance with a methodology approved by the Funds' Board of Directors. Each Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board.

Class A


Under the 12b-1 Plan, each Fund, with respect to Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations currently receive from Seligman Advisors a continuing service fee of up to 0.10% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Directors and may not be increased from 0.10% without approval of the Directors. The Funds are not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expenses incurred in one fiscal year by Seligman Advisors with respect to Class A shares of a Fund may be paid from Class A 12b-1 fees received from that Fund in any other fiscal year. If the 12b-1 Plan is terminated in respect of Class A shares of any Fund, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class A shares. The total amount paid by each Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended September 30, 2003, equivalent to 0.10% per annum of the Class A shares' average daily net assets, was as follows:

                                                              Total
            Fund                                            Fees Paid
            ----                                            ---------
            National                                        $ 87,307
            Colorado                                          38,269
            Georgia                                           36,641
            Louisiana                                         47,019
            Maryland                                          46,378
            Massachusetts                                     84,627
            Michigan                                         119,555
            Minnesota                                         97,417
            Missouri                                          36,702
            New York                                          81,341
            Ohio                                             126,071
            Oregon                                            58,692
            South Carolina                                    79,519


Class C


Under the 12b-1 Plan, each Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months (twelve months in the case of investors purchasing Class C shares through Level Load Intermediaries (as defined under "Purchase, Redemption and Pricing of Shares")), to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations (0.75% in the case of investors purchasing Class C shares through Level Load Intermediaries), and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to

0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Funds. The total amount paid by each Fund to Seligman Advisors in respect of Class C shares for the fiscal year ended September 30, 2003, equivalent to 1% per annum of the Class C shares' average daily net assets, was as follows:

                                                              Total
            Fund                                            Fees Paid
            ----                                            ---------
            National                                         $64,584
            Colorado                                           1,816
            Georgia                                            6,495
            Louisiana                                          7,414
            Maryland                                           4,515
            Massachusetts                                     26,616
            Michigan                                          10,764
            Minnesota                                          5,191
            Missouri                                             821
            New York                                          73,748
            Ohio                                              13,714
            Oregon                                            16,486
            South Carolina                                    46,983


The amounts expended by Seligman Advisors in any one year with respect to Class C shares of the Funds may exceed the 12b-1 fees paid by the Funds in that year. The 12b-1 Plan permits expenses incurred by Seligman Advisors in respect to Class C shares in one fiscal year to be paid from Class C 12b-1 fees in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.


As of September 30, 2003, Seligman Advisors incurred the following amounts of expenses in respect of each Fund's Class C shares that were not reimbursed from amounts received from each Funds' 12b-1 Plan:

                               Amount of Unreimbursed    % of the Net Assets of
                               Expenses Incurred With          Class C at
            Fund              Respect to Class C Shares    September 30, 2003
            ----              -------------------------    ------------------
            National                  $257,423                    4.73%
            Colorado                    10,719                    5.22
            Georgia                     16,480                    2.66
            Louisiana                   16,272                    2.37
            Maryland                    11,541                    2.60
            Massachusetts               52,629                    1.60
            Michigan                    20,879                    2.87
            Minnesota                    6,646                    1.20
            Missouri                     1,559                    1.77
            New York                    99,921                    1.37
            Ohio                        24,533                    1.83
            Oregon                      23,816                    1.35
            South Carolina              89,740                    1.64


If the 12b-1 Plan is terminated in respect to Class C shares of the Funds, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class C shares.

Class D

Under the 12b-1 Plan, each Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of Class D shares. This fee is used by Seligman Advisors, as follows: During the first year following the sale of Class D shares, a distribution fee of

0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of each Fund. The total amount paid by each Fund to Seligman Advisors in respect of Class D shares for the fiscal year ended September 30, 2003, equivalent to 1% per annum of the Class D shares' average daily net assets, was as follows:

                                                              Total
            Fund                                            Fees Paid
            ----                                            ---------
            National                                         $40,000
            Colorado                                           4,035
            Georgia                                           17,440
            Louisiana                                          8,855
            Maryland                                          23,339
            Massachusetts                                     15,632
            Michigan                                          20,837
            Minnesota                                         16,317
            Missouri                                           5,229
            New York                                          31,275
            Ohio                                              15,091
            Oregon                                            23,741
            South Carolina                                    48,268


The amounts expended by Seligman Advisors in any one year with respect to Class D shares of a Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 fees received from that Fund in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.


As of September 30, 2003, Seligman Advisors incurred the following amounts of expenses in respect of each Fund's Class D shares that were not reimbursed from amounts received from each Funds' 12b-1 Plan:

                               Amount of Unreimbursed    % of the Net Assets of
                               Expenses Incurred With          Class D at
            Fund              Respect to Class D Shares    September 30, 2003
            ----              -------------------------    ------------------
            National                   $ 71,320                   2.42%
            Colorado                     46,480                  16.86
            Georgia                     106,935                   6.45
            Louisiana                    51,406                   6.10
            Maryland                     53,802                   2.35
            Massachusetts                80,390                   6.22
            Michigan                     67,838                   3.24
            Minnesota                    62,818                   4.58
            Missouri                     48,992                   9.58
            New York                     51,888                   1.96
            Ohio                         50,251                   3.49
            Oregon                       79,382                   4.30
            South Carolina              134,229                   3.40


If the 12b-1 Plan is terminated in respect of Class D shares of a Fund, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class D shares.

Payments made by the Funds under the 12b-1 Plan in respect of Class A shares, Class C shares and Class D shares for the fiscal year ended September 30, 2003, were spent on the following activities in the following amounts:

                                           Compensation         Compensation
                                                To                   To
         Fund/Class                        Underwriters        Broker/Dealers
         ----------                        ------------        --------------

      National/A                             $    -0-             $ 87,307
      National/C                              30,847                33,737
      National/D                               1,779                38,221

      Colorado/A                                  -0-               38,269
      Colorado/C                                 484                 1,332
      Colorado/D                                 418                 3,617

      Georgia/A                                   -0-               36,641
      Georgia/C                                2,875                 3,620
      Georgia/D                                1,096                16,344

      Louisiana/A                                 -0-               47,019
      Louisiana/C                              1,402                 6,012
      Louisiana/D                              1,857                 6,998

      Maryland/A                                  -0-               46,378
      Maryland/C                               1,040                 3,475
      Maryland/D                               2,144                21,195

      Massachusetts/A                             -0-               84,627
      Massachusetts/C                         15,439                11,177
      Massachusetts/D                            696                14,936

      Michigan/A                                  -0-              119,555
      Michigan/C                               2,384                 8,380
      Michigan/D                               2,075                18,762

      Minnesota/A                                 -0-               97,417
      Minnesota/C                              1,559                 3,632
      Minnesota/D                              1,801                14,516

      Missouri/A                                  -0-               36,702
      Missouri/C                                 221                   600
      Missouri/D                                  63                 5,166

      New York/A                                  -0-               81,341
      New York/C                              29,280                44,468
      New York/D                                 893                30,382

      Ohio/A                                      -0-              126,071
      Ohio/C                                   3,723                 9,991
      Ohio/D                                     859                14,232

      Oregon/A                                    -0-               58,692
      Oregon/C                                 4,525                11,961
      Oregon/D                                 3,612                20,129

      South Carolina/A                            -0-               79,519
      South Carolina/C                        28,633                18,350
      South Carolina/D                         6,080                42,188


The 12b-1 Plan was approved on July 16, 1992 by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (Qualified Directors) and was approved by shareholders of the Funds on November 23, 1992. The 12b-1 Plan became effective on January 1,

1993. Amendments to the 12b-1 Plan were approved in respect of the Class D shares on November 18, 1993 by the Directors, including a majority of the Qualified Directors, and became effective with respect to the Class D shares on February 1, 1994. The 12b-1 Plan was approved in respect of Class C shares on May 20, 1999 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class C shares on June 1, 1999. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable under the terms of the 12b-1 Plan without the approval of a majority of the outstanding voting securities of each Fund and no material amendment to the 12b-1 Plan may be made except with the approval of a majority of both the Directors and the Qualified Directors in accordance with the applicable provisions of the 1940 Act and the rules thereunder.


The 12b-1 Plan requires that the Treasurer of the Funds shall provide to the Directors, and the Directors shall review at least quarterly, a written report of the amounts expended (and purposes therefor) made under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Funds be made by such disinterested Directors. The 12b-1 Plans are reviewed by the Directors annually.

Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor. As such, it receives compensation pursuant to each Fund's 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the fiscal years ended September 30, 2003, 2002 and 2001, Seligman Services received distribution and service fees pursuant to each Fund's 12b-1 Plan as follows:

                                                Distribution and Service Fees
                                                           Paid to
                                                      Seligman Services
                                                      -----------------
            Fund                             2003           2002           2001
            ----                             ----           ----           ----
            National                       $ 8,198        $ 7,703        $ 7,413
            Colorado                         3,185          3,062          3,201
            Georgia                          1,431          1,059            863
            Louisiana                        1,387          1,129            928
            Maryland                         1,802          2,518          2,063
            Massachusetts                    2,310          2,261          2,372
            Michigan                         2,962          2,814          3,366
            Minnesota                        2,360          1,991          2,923
            Missouri                         1,804          1,564          1,872
            New York                        16,717         16,368         15,364
            Ohio                             6,094          6,086          4,417
            Oregon                           3,124          5,125          4,867
            South Carolina                   3,401          2,524          1,994


Other Service Providers


Seligman Data Corp., which is owned by certain other investment companies in the Seligman Group, is the shareholder service agent and dividend paying agent for the Funds. SDC charges the Funds at cost for its services. These costs may include amounts paid by SDC to financial intermediaries and other third parties who provide subtransfer agency services. Certain officers and directors of the Funds are also officers and directors of SDC.


                    Brokerage Allocation and Other Practices

Brokerage Transactions


When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.


In over-the-counter markets, the Funds deal with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. Each Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.

For the fiscal years ended September 30, 2003, 2002 and 2001, no brokerage commissions were paid by any of the Funds.


Commissions


For the fiscal years ended September 30, 2003, 2002 and 2001, the Funds did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Funds, Seligman, or Seligman Advisors.


Directed Brokerage

Not Applicable.

Regular Broker-Dealers


During the Funds' fiscal year ended September 30, 2003, the Funds did not acquire securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.


                       Capital Stock and Other Securities

Capital Stock

The Series is authorized to issue 1,300,000,000 shares of capital stock, each with a par value of $.001 each, divided into thirteen different series (which represent each of the Funds). Each Fund has three classes, designated Class A common stock, Class C common stock and Class D common stock. Each share of a Fund's Class A, Class C and Class D common stock is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Series has adopted a Plan ("Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

The Series has no authorized securities other than common stock.

                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.


Employee and Family Members. Class A shares of the Funds may be issued without a sales charge and in amounts less than the investment minimums set forth in the Prospectus to present and former directors, trustees, officers, employees (and their family members) of the Funds, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Funds. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public.

Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:

Volume Discounts are provided if the total amount being invested in Class A shares of a Fund alone, or in any combination with Class A shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectus.


The Right of Accumulation allows an investor to combine the amount being invested in Class A shares of a Fund and Class A shares of the other Seligman mutual funds sold with an initial sales charge with the total net asset value of Class A shares of those mutual funds already owned that were sold with an initial sales charge and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase to determine reduced sales charges in accordance with the schedule in the Prospectus. The value of the Class A shares owned, including the value of Class A shares of Seligman Cash Management Fund acquired in an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase will be taken into account in orders placed through an authorized dealer or financial advisor or directly with Seligman Advisors; however, this applies only if Seligman Advisors is notified by an investor or authorized dealer or financial advisor of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.


A Letter of Intent allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of Class A shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent.

Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

      1. Employees must authorize the employer, if requested by a Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund Prospectus, reports, and other shareholder communications.

      2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

      3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However, Section 403(b) Plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or member of eligible employees.

Sales to eligible employee benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Fund's shareholder service agent. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3) to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with Seligman Advisors;

(4)   to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6) to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors, or pursuant to a "fund of funds" arrangement;

(9)   to certain "eligible employee benefit plans" as discussed above;


(10) to those partners and employees of outside counsel to the Funds or its directors or trustees who regularly provide advice and services to the Funds, to other funds managed by Seligman, or to their directors or trustees; and


(11) in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge in accordance with the sales charge schedule in the Funds' Prospectus, or pursuant to a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales (as described below) may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class C


Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. No sales charge shall be payable by any person purchasing Class C shares through Level Load Intermediaries (as described below). In addition, purchases of Class C shares by a "single person" may be eligible for the reductions in initial sales charges described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase (twelve months for Class C shares purchased through Level Load Intermediaries described below), charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Level Load Intermediaries are those financial intermediaries who offer Class C Shares without any initial front-end sales charge. At the current time, the Level Load Intermediaries are as follows: UBS Financial Services, Inc.,

Raymond James & Associates, Inc., Raymond James Financial Services, Inc., Wachovia Securities, LLC, Wachovia Securities Financial Network, LLC, First Clearing, LLC, Linsco/Private Ledger Corp., RBC Dain Rauscher Inc. and Piper Jaffray & Co. From time to time, other Level Load Intermediaries may be added.


Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Systematic Withdrawals. Class C and Class D shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of a Fund may use the Funds' Systematic Withdrawal Plan to withdraw up to 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class C shares and Class D shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)   in connection with (1) distributions from retirement plans qualified under
      Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under
      Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Directors of the Funds;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)   in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program; and

(7) on inicidental redemptions to cover administrative expenses (such expenses include, but are not limited to, directors/trustees fees, wire fees or courier fees) not to exceed $25.00 per occurrence.

If, with respect to a redemption of any Class A, Class C or Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Fund Reorganizations

Class A shares and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of a Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Payment in Securities. In addition to cash, the Funds may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Funds do not presently intend to accept securities in payment for Fund shares. Generally, a Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. A Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Funds will not accept restricted securities in payment for shares. The Funds will value accepted securities in the manner provided for valuing portfolio securities.

Offering Price

When you buy or sell Fund shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Funds (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class C shares and Class D shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution and other class expenses accrual differential between the classes.


Portfolio securities in which the Funds invest are traded primarily in the over-the-counter market. Generally, trading in certain securities such as municipal securities, corporate bonds, US Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the net asset value of a Fund's shares are computed as of such times. Municipal securities and other short-term holdings maturing in more than 60 days are valued on the basis of quotations provided by an independent pricing service, approved by the Directors, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. In the absence of such quotations, fair value will be determined in accordance with procedures approved by the Directors. Short-term holdings having remaining maturities of 60 days or less are generally valued at amortized cost.




Specimen Price Make-Up


Under the current distribution arrangements between the Funds and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%(1), respectively, and Class D shares are sold at NAV(2). Using each Class's NAV at September 30, 2003, the maximum offering price of the Funds' shares is as follows:

                                 Class A shares
                                 --------------

                    NAV      +      Maximum Sales Charge      =   Offering Price
    Fund         Per Share       (4.75% of Offering Price)           to Public
    ----         ---------       -------------------------           ---------
National           $7.98                   $0.40                       $8.38
Colorado            7.63                    0.38                        8.01
Georgia             8.01                    0.40                        8.41
Louisiana           8.27                    0.41                        8.68
Maryland            8.05                    0.40                        8.45
Massachusetts       8.34                    0.42                        8.76
Michigan            8.64                    0.43                        9.07
Minnesota           7.87                    0.39                        8.26
Missouri            7.94                    0.40                        8.34
New York            8.34                    0.42                        8.76
Ohio                8.14                    0.41                        8.55
Oregon              7.94                    0.40                        8.34
South Carolina      8.23                    0.41                        8.64

                                 Class C shares
                                 --------------


                    NAV     +      Maximum Sales Charge       =   Offering Price
Fund             Per Share     (1.00% of Offering Price(1))          to Public
----             ---------     ----------------------------          ---------
National           $7.98                   $0.08                       $8.06
Colorado            7.62                    0.08                        7.70
Georgia             8.02                    0.08                        8.10
Louisiana           8.27                    0.08                        8.35
Maryland            8.06                    0.08                        8.14
Massachusetts       8.34                    0.08                        8.42
Michigan            8.63                    0.09                        8.72
Minnesota           7.87                    0.08                        7.95
Missouri            7.95                    0.08                        8.03
New York            8.35                    0.08                        8.43
Ohio                8.18                    0.08                        8.26
Oregon              7.93                    0.08                        8.01
South Carolina      8.23                    0.08                        8.31


                                 Class D shares
                                 --------------


                                                             NAV and Offering
            Fund                                            Price Per Share(2)
            ----                                            ------------------
            National                                              $7.98
            Colorado                                               7.62
            Georgia                                                8.03
            Louisiana                                              8.27
            Maryland                                               8.06
            Massachusetts                                          8.34
            Michigan                                               8.63
            Minnesota                                              7.87
            Missouri                                               7.95
            New York                                               8.35
            Ohio                                                   8.18
            Oregon                                                 7.93
            South Carolina                                         8.23

----------
(1) In addition to the 1.00% front-end sales charge applicable to Class C shares (other than those sold through Level Load Intermediaries), such shares are subject to a 1% CDSC if you redeem your shares within 18 months of purchase (12 months in the case of investors who purchase Class C shares through Level Load Intermediaries). Level Load Intermediaries are discussed under "Purchase, Redemption and Pricing of Shares".


(2) Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency, which make the disposal by a Fund of its shares impracticable or it is not reasonably practicable for a Fund to fairly determine the value of its net assets; or (iii) such other periods as ordered by the SEC for the protection of the Funds' shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.


Anti-Money Laundering

As part of the Funds' responsibility for the prevention of money laundering, you may be required by the Funds, Seligman or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Funds or their service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from the Funds. The Funds, by written notice to you, may suspend payment to you of any proceeds or distributions if the Funds or their service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Funds, Seligman or their respective service providers.

                              Taxation of the Funds




Federal Income Taxes. Each of the Funds is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, a Fund will not be subject to federal income taxes on its net ordinary income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that the sum of (i) at least 90% of its net ordinary income and net short-term capital gains and (ii) at least 90% of its net tax-exempt interest are distributed to shareholders each year.

Qualification as a regulated investment company under the Internal Revenue Code requires among other things, that (1) at least 90% of the annual gross income of a Fund be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; and (2) a Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, US Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than US Government securities or securities of other regulated investment companies).

Each of the Funds is treated as a separate corporation for federal income tax purposes. As a result, determinations of net ordinary income, exempt-interest dividends and net long-term and short-term capital gains and losses will be made separately for each Fund.





If, at the end of each quarter of its taxable year, at least 50% of a Fund's total assets is invested in obligations exempt from regular federal income tax, the Fund will be eligible to pay dividends that are excludable by shareholders from gross income for regular federal income tax purposes. The total amount of such exempt interest dividends paid by a Fund cannot exceed the amount of federally tax-exempt interest received by the Fund during the year less certain expenses allocable to the Fund.

Dividends from net investment income and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. Such dividends and distributions generally will not be eligible for the treatment as qualified dividend income for non-corporate shareholders or for the dividends received deduction allowed to corporate shareholders.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gains, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder, except that the portion of net capital gains representing accrued market discount on tax-exempt obligations acquired after April 30, 1993 will be taxable as ordinary income. Individual shareholders will be subject to federal tax on distributions of net capital gains at a maximum rate of 15% if designated as derived from the Fund's capital gains from property held for more than one year and realized before January 1, 2009. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Distributions from a Fund's other investment income (other than exempt interest dividends) or from net realized short-term gains are taxable to shareholders as ordinary income, whether received in cash or invested in additional shares. Distributions generally will not be eligible to be designated as qualified dividend income for non-corporate shareholders or for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a Fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.


Interest on indebtedness incurred or continued to purchase or carry shares of any Fund will not be deductible for federal income tax purposes to the extent that the Fund's distributions are exempt from federal income tax.


At September 30, 2003, the National and Minnesota Funds had net capital loss carryforwards for federal income tax purposes of $2,941,422 and $280,113, respectively, which are available for offset against future taxable net capital gains. Of the net capital loss carryforward for the National Fund approximately $1,100,000 expires in 2004 and approximately $1,700,000 expires in 2011. The net capital loss carryforward for the Minnesota Fund expires principally in 2010. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Funds until net capital gains have been realized in excess of the available capital loss carryforwards. In addition, the Colorado Fund elected to defer to the fiscal year ending September 30, 2004, the recognition for tax purposes of net loss of $100,126 realized on the sale of investments after October 31, 2002. This loss will be available to offset future taxable net gains.

Dividends and distributions declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by a Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Any gain or loss realized upon a sale or redemption of shares in a Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 15% in respect of shares held for more than one year and disposed of before January 1, 2009. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which an exempt interest dividend has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be disallowed to the extent of the amount of the exempt interest dividend paid by a Fund to the shareholder. Further, if shares on which a long-term capital gains distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized, to the extent not otherwise disallowed pursuant to the immediately preceding sentence, will be treated as long-term capital loss to the extent of the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of a Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.


In determining gain or loss on shares of a Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Options offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Options.


Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year, at least 98% of its capital gain net income realized during the one-year period ending October 31 during such year, and all ordinary income and capital gain net income for prior years that was not previously distributed. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.


Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances. In particular, persons who may be "substantial users" (or "related person" of substantial users) of facilities financed by industrial development bonds or private activity bonds should consult the tax advisors before purchasing shares of any Fund.


Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Funds are required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, a Fund may be fined on an annual basis for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee equal to such fine that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Funds also reserve the right to close any account which does not have a certified taxpayer identification number.


Colorado Taxes

In the opinion of Ireland Stapleton Pryor Pascoe, P.C., Colorado tax counsel to the Colorado Fund, individuals, trusts, estates and corporations who are holders of the Colorado Fund and who are subject to the Colorado income tax will not be subject to Colorado income tax or the Colorado alternative minimum tax on Colorado Fund dividends to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under

Section 852(b)(5) of the Internal Revenue Code, which are derived from interest income received by the Colorado Fund on (a) obligations of the State of Colorado or its political subdivisions which are issued on or after May 1, 1980, or if issued before May 1, 1980, to the extent such interest is specifically exempt from income taxation under the laws of the State of Colorado authorizing the issuance of such obligations; (b) obligations of the United States or its possessions to the extent included in federal taxable income; or (c) obligations of territories or possessions of the United States to the extent federal law exempts interest on such obligations from taxation by the states (collectively, Colorado Obligations). To the extent that Colorado Fund distributions are attributable to sources not described in the preceding sentence, such distributions, including but not limited to, long or short-term gains, will not be exempt from Colorado income tax and may be subject to Colorado's alternative minimum tax. There are no municipal income taxes in Colorado. As intangibles, shares in the Colorado Fund are exempt from Colorado property taxes.

The Colorado Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Colorado Obligations and exempt from the Colorado income tax.

Georgia Taxes


In the opinion of King & Spalding LLP, Georgia tax counsel to the Georgia Fund, under existing Georgia law, shareholders of the Georgia Fund will not be subject to Georgia income taxes on dividends with respect to shares of the Georgia Fund to the extent that such distributions represent exempt-interest dividends for federal income tax purposes that are attributable to interest-bearing obligations issued by or on behalf of the State of Georgia or its political subdivisions, or by the governments of Puerto Rico, the Virgin Islands, or Guam (collectively, Georgia Obligations), which are held by the Georgia Fund. Dividends, if any, derived from capital gains or other sources generally will be taxable to shareholders of the Georgia Fund for Georgia income tax purposes.


Except during temporary defensive periods or when acceptable investments are unavailable to the Georgia Fund, at least 80% of the value of the net assets of the Georgia Fund will be maintained in debt obligations which are exempt from regular federal income tax and Georgia income taxes.

The Georgia Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Georgia Obligations and exempt from Georgia income taxes.

Louisiana Taxes

In the opinion of Liskow & Lewis, Louisiana tax counsel to the Louisiana Fund, based upon technical advise obtained from the Louisiana Department of Revenue, and subject to the current policies of the Louisiana Department of Revenue, shareholders of the Louisiana Fund who are corporations; individuals, and residents of the State of Louisiana; and, for taxable periods beginning after December 31, 1996, trusts or estates; all of whom are otherwise subject to Louisiana income tax, will not be subject to Louisiana income tax on Louisiana Fund dividends to the extent that such dividends are attributable to interest on
(a) tax-exempt obligations of the State of Louisiana or its political or governmental subdivisions, or its governmental agencies, or instrumentalities authorized under the laws of the State of Louisiana to issue tax-exempt obligations, (b) obligations of the United States or its possessions to the extent included in federal taxable income, and (c) obligations of territories or possessions of the United States to the extent federal law exempts interest on such obligations from taxation by the states. To the extent that distributions on the Louisiana Fund are attributable to sources other than those described in the preceding sentence, such distributions, including but not limited to, long-term or short-term capital gains, will not be exempt from Louisiana income tax.

Non-resident individuals maintaining their domicile other than in the State of Louisiana will not be subject to Louisiana income tax on their Louisiana Fund dividends.

Except during temporary defensive periods or when acceptable investments are unavailable to the Louisiana Fund, the Municipal Fund will maintain at least 80% of the value of the net assets of the Louisiana Fund in debt obligations which are exempt from federal income tax and exempt from Louisiana income tax.

The Louisiana Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Louisiana obligations and exempt from Louisiana income tax.

Maryland Taxes

In the opinion of Venable, Baetjer and Howard, LLP, Maryland tax counsel to the Maryland Fund, as long as dividends paid by the Maryland Fund qualify as interest excludable under Section 103 of the Internal Revenue Code and the Maryland Fund qualifies as a regulated investment company under the Internal Revenue Code, the portion of exempt-interest dividends that represents interest received by the Maryland Fund on obligations (a) of Maryland or its political subdivisions and authorities; or (b) of the United States or an authority, commission, instrumentality, possession, or territory of the United States, will be exempt from Maryland state and local income taxes when allocated or distributed to a shareholder of the Maryland Fund.

Gain realized by the Maryland Fund from the sale or exchange of a bond issued by Maryland or a political subdivision of Maryland, or of the United States or an authority, commission, or instrumentality of the United States will not be subject to Maryland state and local income taxes.

To the extent that distributions of the Maryland Fund are attributable to sources other than those described in the preceding sentences, such as interest received by the Maryland Fund on obligations issued by states other than Maryland, income earned on repurchase contracts, or gains realized by a shareholder upon a redemption or exchange of Maryland Fund shares, such distributions will be subject to Maryland state and local income taxes. Interest on indebtedness incurred or continued (directly or indirectly) by a shareholder of the Maryland Fund to purchase or carry shares of the Maryland Fund will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt-interest dividends.

Except during temporary defensive periods or when acceptable investments are unavailable to the Maryland Fund, at least 80% of the value of the net assets of the Maryland Fund will be maintained in debt obligations which are exempt from regular federal income tax and are exempt from Maryland state and local income taxes.

The Maryland Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Maryland obligations and exempt from Maryland state and local income taxes.

Massachusetts Taxes

In the opinion of Palmer & Dodge LLP, Massachusetts tax counsel to the Massachusetts Fund, assuming that the Municipal Fund gives the notices described at the end of this section, holders of the Massachusetts Fund who are subject to the Massachusetts personal income tax will not be subject to tax on distributions from the Massachusetts Fund to the extent that these distributions qualify as exempt-interest dividends of a regulated investment company under
Section 852(b)(5) of the Internal Revenue Code which are directly attributable to interest on obligations issued by the Commonwealth of Massachusetts, its instrumentalities or its political subdivisions or by the government of Puerto Rico or by its authority, by the government of Guam or by its authority, or by the government of the Virgin Islands or its authority (collectively, Massachusetts Obligations). Except to the extent excluded as distributions attributable to interest on obligations of the United States or as capital gain dividends, distributions of income to Massachusetts holders of the Massachusetts Fund that are attributable to sources other than those described in the preceding sentence will be includable in the Massachusetts income of the holders of the Massachusetts Fund. Distributions will not be subject to tax to the extent that they qualify as capital gain dividends which are attributable to obligations issued by the Commonwealth of Massachusetts, its instrumentalities, or political subdivisions under any provision of law which exempts capital gain on the obligation from Massachusetts income taxation. Other distributions which qualify as capital gain dividends under Section 852(b)(3)(C) of the Internal Revenue Code and which are includable in Federal gross income will be includable in the Massachusetts income of a holder of the Massachusetts Fund as capital gain.

Massachusetts Fund dividends are not excluded in determining the Massachusetts excise tax on corporations. Except during temporary defensive periods or when acceptable investments are unavailable to the Massachusetts Fund, the Municipal Fund will maintain at least 80% of the value of the net assets of the Massachusetts Fund in debt obligations which are exempt from regular federal income tax and Massachusetts personal income tax.

The Massachusetts Fund will notify its shareholders within 60 days after the close of the year as to the interest and capital gains derived from Massachusetts Obligations and exempt from Massachusetts personal income tax.

Michigan Taxes

In the opinion of Dickinson Wright PLLC, Michigan tax counsel to the Municipal Fund, holders of the Michigan Series who are subject to the Michigan income tax or single business tax will not be subject to the Michigan income tax or single business tax on Michigan Series dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under
Section 852(b)(5) of the Code which are attributable to interest on tax-exempt obligations of the State of Michigan, or its political or governmental subdivisions, its governmental agencies or instrumentalities (as well as certain other federally tax-exempt obligations, the interest on which is exempt from Michigan tax, such as, for example, certain obligations of Puerto
Rico)(collectively, Michigan Obligations). To the extent that distributions on the Michigan Series are attributable to sources other than those described in the preceding sentence, such distributions, including, but not limited to, long or short-term capital gains, will not be exempt from Michigan income tax or single business tax. To the extent that distributions on the Michigan Series are not subject to Michigan income tax, they are not subject to the uniform city income tax imposed by certain Michigan cities.

Except during temporary defensive periods or when acceptable investments are unavailable to the Michigan Series, at least 80% of the value of the net assets of the Michigan Series will be maintained in debt obligations which are exempt from regular federal income tax and Michigan income and single business taxes.

The Michigan Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Michigan Obligations and exempt from Michigan income tax.

Minnesota Taxes

In the opinion of Faegre & Benson LLP, Minnesota tax counsel to the Minnesota Fund, provided that the Minnesota Fund qualifies as a regulated investment company under the Internal Revenue Code, and subject to the discussion in the paragraph below, shareholders of the Minnesota Fund who are individuals, estates, or trusts and who are subject to the regular Minnesota personal income tax will not be subject to such regular Minnesota tax on Minnesota Fund dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code which are derived from interest income on tax-exempt obligations of the State of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities (Minnesota Sources). The foregoing will apply, however, only if the portion of the exempt-interest dividends from such Minnesota Sources that is paid to all shareholders represents 95% or more of the exempt-interest dividends that are paid by the Minnesota Fund. If the 95% test is not met, all exempt-interest dividends that are paid by the Minnesota Fund generally will be subject to the regular Minnesota personal income tax. Even if the 95% test is met, to the extent that exempt-interest dividends that are paid by the Minnesota Fund are not derived from the Minnesota Sources described in the first sentence of this paragraph, such dividends generally will be subject to the regular Minnesota personal income tax. Other distributions of the Minnesota Fund, including distributions from net short-term and long-term capital gains, are generally not exempt from the regular Minnesota personal income tax.

Legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, including obligations of the Minnesota Sources described above, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision provides that it applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and that other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers, was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be.

Minnesota presently imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayers' federal alternative minimum taxable income, which includes federal tax preference items. The

Internal Revenue Code provides that interest on specified private activity bonds is a federal tax preference item, and that an exempt-interest dividend of a regulated investment company constitutes a federal tax preference item to the extent of its proportionate share of the interest on such private activity bonds. Accordingly, exempt-interest dividends that are attributable to such private activity bond interest, even though they are derived from the Minnesota Sources described above, will be included in the base upon which such Minnesota alternative minimum tax is computed. In addition, the entire portion of exempt-interest dividends that is received by such shareholders and that is derived from sources other than the Minnesota Sources described above generally is also subject to the Minnesota alternative minimum tax. Further, should the 95% test that is described above fail to be met, all of the exempt-interest dividends that are paid by the Minnesota Fund, including all of those that are derived from the Minnesota Sources described above, generally will be subject to the Minnesota alternative minimum tax, in the case of shareholders of the Minnesota Fund who are individuals, estates or trusts.

Subject to certain limitations that are set forth in the Minnesota rules, Minnesota Fund dividends, if any, that are derived from interest on certain United States obligations are not subject to the regular Minnesota personal income tax or the Minnesota alternative minimum tax, in the case of shareholders of the Minnesota Fund who are individuals, estates, or trusts.

Minnesota Fund distributions, including exempt-interest dividends, are not excluded in determining the Minnesota franchise tax on corporations that is measured by taxable income and alternative minimum taxable income. Minnesota Fund distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations, and partnerships.

Except during temporary defensive periods or when acceptable investments are unavailable to the Minnesota Fund, at least 80% of the value of the net assets of the Minnesota Fund will be maintained in debt obligations which are exempt from the regular federal income tax. Such debt obligations may, however, be subject to the federal alternative minimum tax. A similar percentage will generally also apply with respect to the regular Minnesota personal income tax, and such debt obligations may likewise be subject to the Minnesota alternative minimum tax, in each case subject to the entire discussion above. The Minnesota Fund will invest so that the 95% test described above is met.

The Minnesota Fund will notify its shareholders within 30 days after the close of the year as to the interest derived from Minnesota obligations and exempt from the Minnesota personal income tax, subject to the discussion above.

Missouri Taxes

In the opinion of Bryan Cave LLP, Missouri tax counsel to the Missouri Fund, dividends distributed to individual shareholders of the Missouri Fund will be exempt from the Missouri personal income tax imposed by Chapter 143 of the Missouri Revised Statutes to the extent that such dividends qualify as exempt interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code and are derived from interest on obligations of the State of Missouri or any of its political subdivisions or authorities, or obligations issued by the government of Puerto Rico or its authority (collectively, Missouri Obligations). Capital gain dividends, as defined in
Section 852(b)(3) of the Internal Revenue Code, distributable by the Missouri Fund to individual resident shareholders of the Missouri Fund, to the extent includable in federal adjusted gross income, will be subject to Missouri income taxation. Shares in the Missouri Fund are not subject to Missouri personal property taxes.

Dividends paid by the Missouri Fund, if any, that do not qualify as tax exempt dividends under Section 852 (b)(5) of the Internal Revenue Code, will be exempt from Missouri income tax only to the extent that such dividends are derived from interest on certain US obligations that the State of Missouri is expressly prohibited from taxing under the laws of the United States. The portion of such dividends that is not subject to taxation by the State of Missouri may be reduced by interest, or other expenses, in excess of $500 paid or incurred by a shareholder in any taxable year to purchase or carry shares of the Missouri Fund of the Municipal Fund or other investments producing income that is includable in federal gross income, but exempt from Missouri income tax.

Except during temporary defensive periods or when acceptable investments are unavailable to the Missouri Fund, at least 80% of the value of the net assets of the Missouri Fund will be maintained in debt obligations which are exempt from regular federal income tax and Missouri personal income tax.

The Missouri Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Missouri Obligations and exempt from the Missouri personal income tax.

New York State and City Taxes


In the opinion of Sullivan & Cromwell LLP, counsel to the Funds, holders of shares of the New York Fund who are subject to New York State and City tax on dividends will not be subject to New York State and City personal income taxes (but may be subject to New York State and City franchise taxes on corporations and financial institutions) on New York Fund dividends to the extent that such distributions qualify as exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code and represent interest income attributable to federally tax-exempt obligations of the State of New York and its political subdivisions (as well as certain other federally tax-exempt obligations the interest on which is exempt from New York State and City personal income taxes such as, for example, certain obligations of Puerto Rico) (collectively, New York Obligations). To the extent that distributions on the New York Fund are derived from other income, including long or short-term capital gains, such distributions will not be exempt from State or City personal income taxes.




Except during temporary defensive periods or when acceptable investments are unavailable to the New York Fund, the Municipal Fund will maintain at least 80% of the value of the net assets of the New York Fund in debt obligations which are exempt from regular federal income tax and New York State and City personal income taxes.

The Fund will notify its shareholders within 45 days after the close of the year as to the interest derived from New York Obligations and exempt from New York State and City personal income taxes.

Ohio Taxes

In the opinion of Squire, Sanders & Dempsey L.L.P., Ohio tax counsel to the Ohio Fund, holders of the Ohio Fund who are subject to the Ohio personal income tax, the net income base of the Ohio corporation franchise tax, or municipal or school district income taxes in Ohio will not be subject to such taxes on dividend distributions with respect to shares of the Ohio Fund (Distributions) to the extent that such Distributions are properly attributable to interest (including accrued original issue discount) on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof (collectively, Ohio Obligations), provided that the Ohio Fund qualifies as a regulated investment company for federal income tax purposes and that at all times at least 50% of the value of the total assets of the Ohio Fund consists of Ohio Obligations or similar obligations of other states or their subdivisions. It is assumed for purposes of this discussion of Ohio taxes that these requirements are satisfied. Shares of the Ohio Fund will be included in a corporation's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis.

Distributions that are properly attributable to profit made on the sale, exchange or other disposition of Ohio Obligations held by the Ohio Fund are not subject to the Ohio personal income tax, the net income base of the Ohio corporation franchise tax, or municipal or school district income taxes in Ohio.

Distributions properly attributable to interest on obligations of Puerto Rico, the Virgin Islands or Guam, the interest on which is exempt from state income taxes under the laws of the United States are exempt from the Ohio personal income tax and municipal and school district income taxes in Ohio, and, provided such interest is excluded from gross income for Federal income tax purposes, are excluded from the net income base of the Ohio Corporation franchise tax.

The Ohio Fund is not subject to the Ohio personal income tax or municipal or school district income taxes in Ohio. The Ohio Fund is not subject to corporation franchise tax or the Ohio dealers in intangibles tax, provided that, if the Ohio Fund has a sufficient nexus to the State of Ohio to be subject to Ohio taxation, then such entity shall be exempt from such taxes only if it complies with certain reporting requirements.

Except during temporary defensive periods or when acceptable investments are unavailable to the Ohio Fund, the Municipal Fund will maintain at least 80% of the value of the net assets of the Ohio Fund in debt obligations which are exempt from regular federal income tax and the Ohio personal income tax and the net income base of the Ohio corporation franchise tax.

The Ohio Fund will notify its shareholders within 60 days after the close of the year as to the status for Ohio tax purposes of distributions with respect to shares of the Ohio Fund.

Oregon Taxes

In the opinion of Schwabe Williamson & Wyatt P.C., Oregon tax counsel to the Oregon Fund, under present law, individual shareholders of the Oregon Fund will not be subject to Oregon personal income taxes on distributions received from the Oregon Fund to the extent that such distributions (1) qualify as exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code; and (2) are derived from interest on obligations of the State of Oregon or any of its political subdivisions or authorities or from interest on obligations of the governments of Puerto Rico, Guam, the Virgin Islands or the Northern Mariana Islands (collectively, Oregon Obligations). Other distributions, including any long-term and short-term capital gains, will generally not be exempt from personal income taxes in Oregon.

No portion of distributions from the Oregon Fund is exempt from Oregon excise tax on corporations. However, shares of the Oregon Fund are not subject to Oregon property tax.

Except during temporary defensive periods or when acceptable investments are unavailable to the Oregon Fund, at least 80% of the value of the net assets of the Oregon Fund will be maintained in debt obligations, the interest payments of which are exempt from regular federal income tax and Oregon personal income taxes.

The Oregon Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Oregon Obligations and exempt from Oregon personal income taxes.

South Carolina Taxes

In the opinion of Sinkler & Boyd, P.A., South Carolina tax counsel to the South Carolina Fund, shareholders of the South Carolina Fund who are subject to South Carolina individual or corporate income taxes will not be subject to such taxes on South Carolina Fund dividends to the extent that such dividends qualify as either (1) exempt-interest dividends of a regulated investment company under
Section 852(b)(5) of the Internal Revenue Code, which are derived from interest on tax-exempt obligations of the State of South Carolina or any of its political subdivisions or on obligations of the Government of Puerto Rico that are exempt from federal income tax; or (2) dividends derived from interest on obligations of the United States and its possessions or on obligations of any authority or commission of the United States, the interest from which is exempt from state income taxes under the laws of the United States (collectively, South Carolina Obligations). To the extent that South Carolina Fund distributions are attributable to other sources, such as long or short-term capital gains, such distributions will not be exempt from South Carolina taxes.

Except during temporary defensive periods or when acceptable investments are unavailable to the South Carolina Fund, at least 80% of the value of the net assets of the South Carolina Fund will be maintained in debt obligations which are exempt from regular federal income tax and South Carolina income tax.

The South Carolina Fund will notify its shareholders within 60-days after the close of the year as to the interest derived from South Carolina Obligations and exempt from South Carolina income taxes.

Other State and Local Taxes

The exemption of interest on municipal securities for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or city. Except as noted above with respect to a particular state, distributions from a Fund may be taxable to investors under state and local law even though all or a part of such distributions may be derived from federally tax-exempt sources or from obligations which, if received directly, would be exempt from such income tax. In some states, shareholders of the National Fund may be afforded tax-exempt treatment on distributions to the extent they are derived from municipal securities issued by that state or its localities.

Prospective investors should be aware that an investment in a certain Fund may not be suitable for persons who are not residents of the designated state or who do not receive income subject to income taxes in that state. Shareholders should consult their own tax advisors.

                                  Underwriters

Distribution of Securities

The Series and Seligman Advisors are parties to a Distributing Agreement, dated January 1, 1993, under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Funds. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Funds' capital stock, Seligman Advisors allows reallowances to all dealers on sales of Class A shares and Class C shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.


Total initial sales charges paid by shareholders of Class A shares and Class C shares of the Funds for the fiscal years ended September 30, 2003, 2002 and 2001, are shown below. Also shown below are the amounts of Class A and Class C sales charges that were retained by Seligman Advisors for the same periods:


                                         2003
                                         ----


                               Total Sales Charges Paid       Amount of Class A
                                   by Shareholders            and Class C Sales
                                    on Class A and           Charges Retained by
      Fund                          Class C Shares            Seligman Advisors
      ----                          --------------            -----------------
      National                         $ 59,448                    $ 6,003
      Colorado                           50,107                      5,597
      Georgia                            27,047                      3,077
      Louisiana                          94,711                     12,089
      Maryland                           58,498                      7,354
      Massachusetts                      81,050                      8,838
      Michigan                           77,478                      9,342
      Minnesota                          95,631                     11,268
      Missouri                           37,219                      4,896
      New York                          106,071                     10,408
      Ohio                               71,496                      8,344
      Oregon                            126,330                     15,036
      South Carolina                    157,877                     17,092


                                         2002
                                         ----

                               Total Sales Charges Paid       Amount of Class A
                                   by Shareholders            and Class C Sales
                                    on Class A and           Charges Retained by
      Fund                          Class C Shares            Seligman Advisors
      ----                          --------------            -----------------
      National                         $119,132                    $10,731
      Colorado                           51,850                      6,356
      Georgia                            33,112                      3,541
      Louisiana                          45,359                      5,160
      Maryland                           68,375                      7,899
      Massachusetts                      76,441                      9,011
      Michigan                          103,157                     11,666
      Minnesota                          74,842                      8,794
      Missouri                           29,921                      3,766
      New York                          123,203                     12,332
      Ohio                              118,635                     13,475
      Oregon                            168,957                     20,317
      South Carolina                    169,649                     18,933

                                         2001
                                         ----

                               Total Sales Charges Paid       Amount of Class A
                                   by Shareholders            and Class C Sales
                                    on Class A and           Charges Retained by
      Fund                          Class C Shares            Seligman Advisors
      ----                          --------------            -----------------
      National                         $ 88,725                    $ 8,053
      Colorado                           61,547                      7,794
      Georgia                            61,900                      7,244
      Louisiana                          58,611                      7,059
      Maryland                           69,449                      8,662
      Massachusetts                      75,842                      8,837
      Michigan                          137,548                     15,953
      Minnesota                          91,849                     11,570
      Missouri                           21,141                      2,633
      New York                          182,546                     19,771
      Ohio                              141,166                     16,242
      Oregon                             94,026                     10,768
      South Carolina                    196,417                     23,006

Compensation


Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Funds, received the following commissions and other compensation from the Funds during the fiscal year ended September 30, 2003:

                         Net Underwriting       Compensation on
                           Discounts and        Redemptions and
                            Commissions           Repurchases
                        (Class A and Class     (CDSC on Class A,
                          C Sales Charges     Class C and Class D      Brokerage           Other
      Fund                    Retained)         Shares Retained)      Commissions     Compensation(1)
      ----                    ---------         ----------------      -----------     ---------------
      National                 $6,003               $49,778              $-0-             $32,626
      Colorado                  5,597                    -0-              -0-                 902
      Georgia                   3,077                   344               -0-               3,971
      Louisiana                12,089                11,078               -0-               3,259
      Maryland                  7,354                     5               -0-               3,184
      Massachusetts             8,838                 1,601               -0-              16,135
      Michigan                  9,342                 1,981               -0-               4,459
      Minnesota                11,268                 1,118               -0-               3,360
      Missouri                  4,896                    83               -0-                 284
      New York                 10,408                 7,705               -0-              30,173
      Ohio                      8,344                12,550               -0-               4,582
      Oregon                   15,036                   376               -0-               8,137
      South Carolina           17,092                 6,208               -0-              34,713


      ----------
      (1) This amount reflects service fees paid by the Funds to Seligman Advisors in respect of Class C and Class D shares under each Fund's Rule 12b-1 Plan. The arrangements pursuant to which such service fees are paid are detailed above under the discussion "Rule 12b-1 Plan."

Other Payments

Seligman Advisors shall pay authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more ("NAV sales"), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; ..50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and ..25% of sales from $5 million and above. The fees in the two preceding paragraphs are not duplicative, e.g., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan.

Seligman Advisors may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of Seligman mutual funds. Seligman Advisors may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman mutual funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ registered representatives who have sold or may sell a significant amount of shares of the Fund and/or certain other mutual funds managed by Seligman during a specified period of time. Such bonus or other incentive will be made in the form of cash or, if permitted, may take the form of non-cash payments. The non-cash payments will include (i) business seminars at Seligman's headquarters or other locations, (ii) travel expenses, including meals, entertainment and lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States, or (iii) the receipt of certain merchandise. The cash payments may include payment of various business expenses of the dealer. The cost to Seligman Advisors of such promotional activities and payments shall be consistent with the rules of the National Association of Securities Dealers, Inc., as then in effect.

                         Calculation of Performance Data

The Funds may quote performance data in various ways. All performance information supplied by the Funds in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions and may or may not include the effect of a Class's initial maximum sales charge and/or contingent deferred sales charge ("CDSC"), as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical investment in the Funds over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Funds over a stated period.

Historical Investment Results

Class A


The annualized yields for the 30-day period ended September 30, 2003 for each Fund's Class A shares were as follows: National - 3.17%, Colorado - 3.37%, Georgia - 3.05%, Louisiana - 2.92%, Maryland - 2.96%, Massachusetts - 2.92%, Michigan - 2.78%, Minnesota - 2.66%, Missouri - 2.69%, New York - 2.95%, Ohio -

2.90%, Oregon - 3.07%, and South Carolina - 3.34%. The annualized yield was computed by dividing a Fund's net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum sales load of 4.75% of the gross amount invested) on September 30, 2003, which was the last day of this period. The average number of Class A shares per Fund were: National - 11,069,295, Colorado - 5,086,746, Georgia - 4,424,087, Louisiana - 5,585,489, Maryland - 5,623,608, Massachusetts -
10,028,355, Michigan - 13,528,481, Minnesota - 12,302,388, Missouri - 4,587,711,
New York - 9,639,263, Ohio - 15,121,110, Oregon - 7,122,956 and South Carolina -
9,634,436, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

The tax equivalent annualized yields for the 30-day period ended September 30, 2003 for each Fund's Class A shares were as follows: National - 4.88%, Colorado
- 5.43%, Georgia - 4.99%, Louisiana - 4.78%, Maryland - 4.77%, Massachusetts - 5.10%, Michigan - 4.45%, Minnesota - 4.43%, Missouri - 4.40%, New York - 4.91%,
Ohio - 4.82%, Oregon - 5.18% and South Carolina - 5.52%. The tax equivalent annualized yield was computed by first computing the annualized yield as discussed above. Then the portion of the yield attributable to securities the income of which was exempt for federal and state income tax purposes was determined. This portion of the yield was then divided by one minus the following percentages: National - 35.00%, Colorado - 38.01%, Georgia - 38.90%, Louisiana - 38.90%, Maryland - 38.09%, Massachusetts - 42.80%, Michigan - 37.60%, Minnesota - 40.10%, Missouri - 38.90%, New York - 40.01%, Ohio - 39.88%,
Oregon - 40.85% and South Carolina - 39.55%, (which percentages assume the maximum combined federal and state income tax rate for individual taxpayers that are subject to such state's personal income taxes). Then the small portion of the yield (for all the Funds except the National Fund) attributable to securities the income of which was exempt only for federal income tax purposes was determined. This portion of the yield was then divided by one minus 35.0% (35.0% being the assumed maximum federal income tax rate for individual taxpayers). These two calculations were then added to the portion of the Class A shares' yield, if any, that was attributable to securities the income of which was not tax-exempt.

The average annual total returns for the one-, five- and ten-year periods ended September 30, 2003 for each Fund's Class A shares were as follows: National - (1.60)%, 2.93% and 4.24%, Colorado - (1.49)%, 3.76%, and 4.40%, Georgia -
(1.39)%, 3.50% and 4.64%, Louisiana - (1.87)%, 3.71% and 4.69%, Maryland -
(2.54)%, 3.39% and 4.45%, Massachusetts - (1.46)%, 4.01% and 4.99%, Michigan -
(0.70)%, 3.96% and 4.89%, Minnesota - (1.82)%, 3.60% and 4.41%, Missouri -
(1.91)%, 3.81% and 4.65%, New York - (1.66)%, 3.77% and 4.98%, Ohio - (2.22)%,
3.57% and 4.58%, Oregon - (1.79)%, 3.79% and 4.75% and South Carolina - (1.01)%,
3.67% and 4.72%. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class A shares of each Fund, subtracting the maximum sales charge of 4.75% of the public offering price and assuming that all of the dividends and capital gain distributions paid by each Fund's Class A shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five-, and ten-year periods of each Fund, the entire amounts were redeemed.

The cumulative total returns for Class A shares of the Funds for the ten-year period ended September 30, 2003 were as follows: National - 51.48%, Colorado - 53.87%, Georgia - 57.34%, Louisiana - 58.11%, Maryland - 54.62%, Massachusetts - 62.71%, Michigan - 61.17%, Minnesota - 53.92%, Missouri - 57.61%, New York - 62.65%, Ohio - 56.52%, Oregon - 59.02% and South Carolina - 58.62%. Thus, a $1,000 investment in Class A shares made on September 30, 1993 had a value on September 30, 2003 of: National $1,515, Colorado $1,539, Georgia $1,573, Louisiana $1,581, Maryland $1,546, Massachusetts $1,627, Michigan $1,612, Minnesota $1,539, Missouri $1,576, New York $1,626, Ohio $1,565, Oregon $1,590 and South Carolina $1,586.


Class C


The annualized yields for the 30-day period ended September 30, 2003 for each Fund's Class C shares were as follows: National - 2.41%, Colorado - 2.63%, Georgia - 2.30%, Louisiana - 2.15%, Maryland - 2.19%, Massachusetts - 2.16%, Michigan - 2.00%, Minnesota - 1.88%, Missouri - 1.92%, New York - 2.20%, Ohio - 2.14%, Oregon - 2.32% and South Carolina - 2.59%. The annualized yield was computed as discussed above for Class A shares. The average number of Class C shares per Fund was: National - 693,811, Colorado - 25,506, Georgia - 79,517, Louisiana - 84,437, Maryland - 55,290, Massachusetts - 394,753, Michigan - 94,815, Minnesota - 70,258, Missouri - 11,108, New York - 877,075, Ohio -
162,696, Oregon - 221,250 and South Carolina - 624,714, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The tax equivalent annualized yields for the 30-day period ended September 30, 2003 for each Fund's Class C shares were as follows: National - 3.71%, Colorado
- 4.24%, Georgia - 3.76%, Louisiana - 3.52%, Maryland - 3.53%, Massachusetts - 3.77%, Michigan - 3.20%, Minnesota - 3.13%, Missouri - 3.14%, New York - 3.66%,
Ohio - 3.55%, Oregon - 3.91% and South Carolina - 4.28%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

The average annual total returns for the one-year period ended September 30, 2003 and for the period from May 27, 1999 (inception) to September 30, 2003 for each Fund's Class C shares were as follows: National - 0.37% and 3.32%, Colorado
- 0.42% and 4.12%, Georgia - 0.44% and 3.83%, Louisiana - 0.17% and 4.12%,
Maryland - (0.69)% and 3.66%, Massachusetts - 0.72% and 4.66%, Michigan - 1.26% and 4.46%, Minnesota - (0.03)% and 3.91%, Missouri - 0.19% and 4.42%, New York - 0.26% and 4.38%, Ohio - (0.37)% and 4.01%, Oregon - 0.06% and 4.14% and South
Carolina - 1.13% and 4.19%. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class C shares of each Fund, subtracting the maximum sales charge of 1.00% of the public offering price and assuming that all of the dividends and capital gain distributions paid by each Fund's Class C shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-year period and the period since inception of each Fund, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total returns for Class C shares of the Funds for the period from May 27, 1999 (inception) through September 30, 2003 were as follows: National - 15.23%, Colorado - 19.21%, Georgia - 17.77%, Louisiana - 19.21%, Maryland - 16.91%, Massachusetts - 21.89%, Michigan - 20.88%, Minnesota - 18.15%, Missouri
- 20.71%, New York - 20.50%, Ohio - 18.63%, Oregon - 19.27% and South Carolina - 19.56%. Thus, a $1,000 investment in Class C shares made on May 27, 1999 had a value on September 30, 2003 of: National $1,152, Colorado $1,192, Georgia $1,178, Louisiana $1,192, Maryland $1,169, Massachusetts $1,219, Michigan $1,209, Minnesota $1,181, Missouri $1,207, New York $1.205, Ohio $1,186, Oregon
$1,193, and South Carolina $1,196.


Class D


The annualized yields for the 30-day period ended September 30, 2003 for each Fund's Class D shares were as follows: National - 2.44%, Colorado - 2.65%, Georgia - 2.31%, Louisiana - 2.17%, Maryland - 2.22%, Massachusetts - 2.19%, Michigan - 2.03%, Minnesota - 1.90%, Missouri - 1.94%, New York - 2.22%, Ohio - 2.16%, Oregon - 2.34% and South Carolina - 2.62%. The annualized yield was computed as discussed above for Class A shares. The average number of Class D shares were: National - 419,036, Colorado - 36,143, Georgia - 206,025, Louisiana
- 104,881, Maryland - 285,259, Massachusetts - 159,273, Michigan - 241,159,
Minnesota - 176,630, Missouri - 64,280, New York - 317,075, Ohio - 175,892,
Oregon - 234,713 and South Carolina - 481,126, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The tax equivalent annualized yields for the 30-day period ended September 30, 2003 for each Fund's Class D shares were as follows: National - 3.75%, Colorado
- 4.27%, Georgia - 3.78%, Louisiana - 3.55%, Maryland - 3.58%, Massachusetts - 3.82%, Michigan - 3.25%, Minnesota - 3.16%, Missouri - 3.17%, New York - 3.70%,
Ohio - 3.59%, Oregon - 3.95% and South Carolina - 4.33%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

The average annual total returns for the one- and five-year periods ended September 30, 2003 and for the period from February 1, 1994 (inception) to September 30, 2003 for each Fund's Class D shares were as follows: National - 1.37%, 3.02% and 3.78%, Colorado - 1.47%, 3.85% and 3.88%, Georgia - 1.56%,
3.58% and 4.23%, Louisiana - 1.13%, 3.80% and 4.20%, Maryland - 0.27%, 3.45% and
4.01%, Massachusetts - 1.68%, 4.09% and 4.54%, Michigan - 2.32%, 4.04% and
4.40%, Minnesota - 0.98%, 3.69% and 3.86%, Missouri - 1.19%, 3.92% and 4.21%,
New York - 1.33%, 3.87% and 4.54%, Ohio - 0.59%, 3.65% and 4.15%, Oregon -
1.06%, 3.86% and 4.29% and South Carolina - 2.11%, 3.75% and 4.25%. These
returns were computed by assuming a hypothetical initial payment of $1,000 in Class D shares of each Fund and assuming that all of the dividends and capital gain distributions paid by each Fund's Class D shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the period since inception of each Fund, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total returns for Class D shares of the Funds for the period from February 1, 1994 (inception) through September 30, 2003 were as follows:
National - 43.09%, Colorado - 44.50%, Georgia - 49.23%, Louisiana - 48.89%, Maryland - 46.29%, Massachusetts - 53.62%, Michigan - 51.60%, Minnesota - 44.17%, Missouri - 48.94%, New York - 53.60%, Ohio - 48.20%, Oregon - 50.04% and
South Carolina - 49,46%. Thus, a $1,000
investment in Class D shares made on February 1, 1994 had a value on September 30, 2003 of: National $1,431, Colorado $1,445, Georgia $1,492, Louisiana $1,489,
Maryland $1,463, Massachusetts $1,536, Michigan $1,516, Minnesota $1,442, Missouri $1,489, New York $1,536, Ohio $1,482, Oregon $1,500, and South Carolina $1,495.

The cumulative total returns for each Class of shares of the Funds shown above is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum sales charge for Class A and Class C shares; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was reinvested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class C and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.




Other Information

From time to time, reference may be made in advertisements, sales literature or other promotional material (collectively, "Promotional Material") to performance information, including mutual fund rankings prepared by independent reporting services which monitor the performance of mutual funds, including but not limited to Lipper Analytical Services, Inc. and Morningstar, Inc. In calculating the total return of each Fund's Class A, Class C and Class D shares, the Lipper analysis assumes investment of all dividends and distributions paid, but does not take into account applicable sales charges. Morningstar's rankings are calculated using a fund's average annual returns for a certain period and a risk factor that reflects a fund's performance relative to three-month Treasury Bill monthly returns. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund for 3-, 5-, and 10-year periods and, on an overall basis, based on weighted-average of those periods. Ratings are not absolute and do not represent future performance results.

Each Fund's Promotional Material may disclose (i) the top ten holdings included in a Fund's portfolio holdings, (ii) market sectors and statistical data describing portfolio composition, (iii) discussions of general economic or financial principals, (iv) discussions of general economic trends, (v) descriptions of investment strategies for each Fund (vi) descriptions or comparisons of various savings and investment products, which may not include a Fund and (vii) comparisons of investment products (including a Fund) with relevant market or industry indices or appropriate benchmarks. Each Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results. Such performance examples will be based on an express set of assumptions and are not indicative of the future performance of a Fund.

From time to time, each Fund's Promotional Material may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, US Treasury bills, bonds, large-cap stocks, and small-cap stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of US Treasury obligations, backed by the full faith and credit of the US Treasury.

Each Fund's Promotional Material may make reference to a Fund's "Beta," "Standard Deviation," or "Alpha." Beta measures the volatility of a Fund, as compared to that of the overall market. Standard deviation measures how widely a Fund's performance has varied from its average performance, and is an indicator of a Fund's potential for volatility. Alpha measures the difference between the returns of a Fund and the returns of the market, adjusted for volatility.

Each Fund may also refer in its Promotional Material to selections from editorials or articles about the Fund, including reprints of comments, listings and columns in the financial and other press, the sources of which include BARRON'S, BUSINESS WEEK, CDA/WIESENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSION AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, THE WALL STREET JOURNAL, USA

TODAY, U.S. NEWS AND WORLD REPORT, WORTH MAGAZINE, WASHINGTON POST and YOUR
MONEY.

                              Financial Statements


The Annual Report to Shareholders for the fiscal year ended September 30, 2003, contains a portfolio of the investments of the Funds as of September 30, 2003, as well as certain other financial information as of this date. The financial statements and notes included in the Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished, without charge, to investors who request copies of this SAI.


                               General Information

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Series shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless it is clear that the interests of each class or Series in the matter are substantially identical or that the matter does not affect any interest of such class or Series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of directors from the separate voting requirements of the Rule.

Custodian. State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for the Funds. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Funds.

Independent Auditors. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Funds. Their address is Two World Financial Center, New York, NY 10281.

                                   APPENDIX A

MOODY'S INVESTORS SERVICE (MOODY'S)
MUNICIPAL BONDS

Aaa: Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Ba: Municipal bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Municipal bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C: Municipal bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

MUNICIPAL NOTES

Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing or by established and broad-based access to the market for refinancing. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing in particular, is likely to be less well established. Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

COMMERCIAL PAPER

Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

The designation "Prime-2" or "P-2" indicates that the issuer has a strong capacity for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issues rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES (S&P)
MUNICIPAL BONDS

AAA: Municipal bonds rated AAA are the highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

AA: Municipal bonds rated AA have a very high degree of safety and very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A: Municipal bonds rated A are regarded as upper medium grade. They have a strong degree of safety and capacity to pay interest and repay principal although they are somewhat more susceptible in the long term to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Municipal bonds rated BBB are regarded as having a satisfactory degree of safety and capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

C: The rating C is reserved for income bonds on which no interest is being paid.

D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

MUNICIPAL NOTES

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER

S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

D: Debt rated "D" is in payment default.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

                                   APPENDIX B

                        RISK FACTORS AFFECTING THE FUNDS

The following information is a summary of special factors affecting the Funds. Such information is derived from public official documents relating to securities offerings of each state issuer which are generally available to investors. The Funds have no reason to believe that any of the statements in such public official documents are untrue but has not independently verified such statements. The following information constitutes only a brief summary of the information in such public official documents and does not purport to be a complete description of all considerations regarding investments in the Funds' state municipal securities.

Risk Factors Affecting the Colorado Fund

Because of limitations contained in the state constitution, the State of Colorado issues no general obligation bonds secured by the full faith and credit of the state. Several state agencies and other instrumentalities of the state are authorized by statute to issue bonds secured by revenues from specific projects and activities. Additionally, the state is authorized to issue short-term revenue anticipation notes.


The state constitution does allow local governments and other political subdivisions of the state to issue general obligation debt, subject to certain requirements in the constitution as well as debt limits imposed by statute. As of October 2003, Colorado had almost 2,400 units of local government, including counties, statutory cities and towns, home-rule cities and counties, charter cities, school districts and a variety of water, irrigation and other special purpose districts, all with varied constitutional and statutory authority to incur indebtedness and levy taxes (Colorado Department of Local Affairs Website).

The major sources of revenue for repayment of public indebtedness are the ad valorem property tax and sales tax. The ad valorem property tax is presently imposed and collected solely at the local level, although the state also has authority to do so. Total revenue from property taxes in Colorado in 2002 was $4.37 billion, an increase from $4.12 billion in 2001. The total assessed value (which is less than actual value) of all taxable property, real and personal, in the state in 2002 was $60.5 billion, an increase of 3% over 2001. The relatively modest increase in the total assessed value was due to the fact that the 2002 tax year was a non-reappraisal year, meaning the actual values of most properties were the same as those established for the 2001 tax year. The largest share of property tax revenue (53.5%) goes to support the state's public schools. (Department of Local Affairs, 32nd Annual Report to the Governor and the General Assembly.) The state and many local governments assess a sales tax on sales of most tangible personal property in their jurisdictions. The assessment rates for sales tax in these jurisdictions vary significantly.

Colorado is among 28 states that have tax and expenditure limits, although many consider Colorado to have the most restrictive limits in the country. Among those limitations is the Taxpayer's Bill of Rights ("TABOR"), adopted by Colorado voters in 1992, which imposes strict limitations on government revenue, debt, and spending. TABOR requires voter approval in advance for nearly all new taxes, tax rate increases, mill levies above that for the prior year, valuation for assessment ratio increases, extensions of expiring taxes, and tax policy changes directly causing a net tax revenue gain. TABOR provides that, without voter approval, state revenues may grow only to account for inflation and increases in population and local government revenues may grow only to account for inflation and annual local growth. All excess revenue must be returned to the taxpayers. TABOR also requires voter approval prior to the creation of any multiple-fiscal year debt or financial obligations without present cash reserves pledged irrevocably and held for payments in all future fiscal years. Its provisions generally apply to the state and any local government but not to "enterprises." An enterprise is a government-owned business authorized to issue its own revenue bonds and receiving under 10% of its annual revenue in grants from all Colorado state and local governments combined.





State revenues exceeded the TABOR limit for the first time in fiscal year 1996-97 and continued to exceed the TABOR limit every year through fiscal year 2000-01, when the revenue limit was $7.95 billion and excess revenue totaled $927.2 million. The state government was required to refund approximately $3.25 billion to the Colorado taxpayers for those years. However, due to the recent downturn in the Colorado economy and reductions in state taxes, there has been no state TABOR surplus revenue for the last two fiscal years. State revenues for the most recent fiscal year fell short of the TABOR limit of $8.3 billion by $584.3 million.

However, the state is expected to return to a TABOR surplus situation for the current fiscal year. Par of this reason for the state's renewed TABOR surpluses is a phenomenon referred to as the "ratcheting down" of the TABOR revenue limit. When actual revenue drops below the allowable TABOR revenue limit, as in the last two fiscal years, the new TABOR revenue limit is the lower actual revenue figure. The allowable increase in the revenue limit for inflation and population growth for the subsequent year is then applied to the lower revenue figure. As a result of the ratcheting down effect, the state's revenue limit has been reduced by almost $1 billion over the last few years because of the low revenue collections. As a result, the state will return to a TABOR surplus situation sooner than it would have without the ratchet down of the revenue limit. The ratchet-down effect makes it difficult to resume government services that are reduced or eliminated when TABOR revenues fall. Because the state typically experiences population growth and inflation, it will need to provide services to more people, at a higher cost, but with less revenue than in previous years

The lower TABOR revenue limit will be ameliorated over the next few years by recent state legislative action. In the most recent US Census, it was determined that previous estimations of the Colorado population were approximately 6% too low. Therefore, in the past, the state TABOR revenue limit has been too small and too much of the state's revenue was refunded to the Colorado taxpayers. So the Colorado legislature passed legislation that will allow this population "growth dividend" to be allocated in future years according to how much of an increase in the TABOR revenue limit is necessary to eliminate any surplus for such year or until the growth dividend is exhausted. Therefore, some of the normal "ratcheting down" effect that would have resulted from the recent economic downturn will be offset. The Colorado Legislative Council Staff believes that this growth dividend will eliminate any state TABOR surplus for fiscal year 2003-04 and most of the state TABOR surplus that is expected for fiscal year 2004-05. Other economists expect the growth dividend to eliminate any TABOR surplus through the 2005-06 fiscal year.

Several other constitutional amendments affect government spending and taxing in Colorado. Amendment 23, enacted in 2000, requires minimum increases in funding for elementary and secondary education, diverts a portion of income tax revenues to a special fund, and establishes minimum levels of appropriation increases for the school finance act. The Gallagher Amendment, enacted in the early 1980s, holds down increases in the property tax base for local governments, including school districts by limiting the taxable value of residential property. The balanced-budget requirement of Article X, Section 16 of the Colorado Constitution requires that state appropriations for a fiscal year may not exceed expected state tax revenues for such fiscal year. Finally, Colorado statutory law also limits, subject to several exceptions including payment of interest and principal on bonds, the amount of revenue that may be generated from real property taxes for many types of local governments to 5.5% above the revenue generated for the prior year.





Many observers blame the state budgetary problems that have occurred since the start of the economic downturn on the complex interactions between all of these constitutional and statutory provisions. During the past two years, the Colorado General Assembly has devoted significant time to grappling with the state budget within the constraints of declining revenues of almost $1.1 billion, spending and taxing limitations, and mandated appropriations. Last year, Colorado was faced with a very serious budget deficit, which the legislature combated by transferring money from several state cash and trust funds, increasing fees for fee-based state services, reducing expenditures and deferring some expenses in to the subsequent fiscal year, such as changing the pay date for state employees. In total, the state reduced appropriations by 4.3% during fiscal year 2002-03.

Currently, although the state revenue forecasts are brightening, the Colorado legislature is expected to face some of the same dilemmas they wrestled with during the last legislative session when they reconvene in January 2004. The current year appropriation will have to either be reduced or supplemented by $59.7 million. The shortfalls that have occurred over the past few years are at least partly due to the state's inability to raise taxes without approval of the voters or to retain the excess revenues experienced in past fiscal years to cover future years' revenue shortfalls, both resulting from TABOR. In addition, because of the requirements of Amendment 23, Colorado must provide increased public school funding even though the TABOR surpluses from which the funding was supposed to come from do not exist, therefore such funding must come from the state's general fund, thus exacerbating an already difficult budget situation in the state. The Governor has proposed securitizing the state's tobacco settlement payments, which would net $800 million to the state in 2004-05 fiscal year, $80 million of which would be used to support higher general fund appropriations. Some local governments in Colorado, especially those which rely heavily on sales tax revenues, are also facing budget deficits.





The factors and forecasts outlined below are generally indicative of the current economic condition of Colorado. They were compiled from the following economic reports prepared by government and private sector economists and other reports as noted: Office of State Planning and Budgeting, Colorado Economic Perspective, December 18,

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2003 ("Colorado Economic Perspective"); Colorado Legislative Council Staff
Forecasts, 2003-2008, December 2003 ("Staff Forecasts"); Dr. Tucker Hart Adams, US Bank 2004 Economic Forecast ("US Bank"); Colorado Business Economic Outlook Forum 2004 ("Colorado Outlook"). There can be no assurance that these forecasts will be accurate or that additional factors or economic difficulties will not adversely affect the market value of obligations of the Colorado Fund or the ability of the respective obligors to repay such obligations.

According to the US Census Bureau, the Colorado population was just over 4.3 million in 2000, representing 30.6% growth from 1990. The rate of population growth has slowed down in the past few years as net migration into the state has tapered off. Colorado economists estimate that the state's population grew approximately 1.2% in 2003 and forecast that Colorado's 2004 population growth will be about the same at 1.3%.

Colorado lost over 81,000 jobs between December 2000 and July 2003, equal to 3.6% of the peak in Colorado's employment, which occurred in December 2000. Non-agricultural jobs in Colorado declined by 1.9% in 2002 and the economic forecasts estimate that non-agricultural employment will further decline in 2003, with estimates of the continued decline ranging from 1.3% to 1.6%. However, the economists forecast that non-agricultural growth will resume in 2004, with estimates of growth between 1.2% and 1.9%. The Colorado unemployment rate grew significantly between 2001 and 2002, from 3.7% to 5.7%. Economists expect the unemployment rate to have leveled out or to slightly increase in 2003, with estimates ranging from 5.6 to 5.9%, and they expect Colorado unemployment to remain fairly stable in 2004, with forecasts of the 2004 unemployment rate ranging from 5.5 to 5.7%.





Recently, the rate of growth in total personal income in Colorado has been significantly lower than in past years. In 2002, personal income in Colorado only grew by .8% per capita personal income actually declined for the first time in almost 50 years, down 5%. Economists expect the rate of growth of Colorado's total personal income to rebound slightly in the next few years. Estimates for 2003 Colorado personal income growth range from 2.4% to 3.1% and forecasts for the growth of personal income in 2004 range from 3.4% to 4.1%. Most economists expect retail sales to have increased slightly in 2003, with estimates ranging from .9% to 1.8%, in contract to 2002 when retail sales remained approximately level when compared to the prior year. Projections by Colorado economists are for continued retail sales growth in 2004, with forecasts ranging from 3.5% to 4.6%.

Over the last few years, the Colorado construction industry has been experiencing a downturn from its frenetic pace of the 1990s. Economists agree that the significant decline in the residential housing construction sector that began in 2002 has continued into 2003. Estimates of the rate of decline in the number of residential housing permits issued in 2003 range from 17.1% to as much as 20.8%. Predictions for 2004 are for a continued contraction in the sector of 2.3% to 4.2%, although the Colorado Outlook's economists are more optimistic, predicting the number of residential housing permits to remain level in 2004. The multi-family sector has been most responsible for the recent weakness in this area and high vacancy rates for apartments and weak job recovery are expected to continue to constrain single family building in the near future. In the non-residential construction sector, the change in the value of contracts varies widely from year to year. Economists concur that the non-residential construction sector experienced a continued decline in 2003, but disagree on the extent of that decline and the outlook for the sector in 2004. Estimates for the decline in the value of non-residential construction contracts during 2003 range from 2.9% to 23.1%. For 2004, economic forecasts for non-residential construction range from a decline of 2.5% to growth of 4%. No significant governmental capital development outside of the projects that have already been started is expected during 2004 due to the budget constraints on the state.





Overall, Colorado economic condition is essentially mirroring that of the nation. However, Colorado's recession was deeper than the nation's because it had a higher than average concentration of businesses in the advanced technology, telecommunications, airline travel and tourism sectors, all of which were the sectors hardest hit during the most recent recession. While the Colorado economy appears to have past the worst parts of the recent economic downturn, things remain stagnant, especially in the job market. However, employment nationally has finally started to rebound, with the number of jobs increasing consistently since July 2003, causing economists to be optimistic that Colorado's turnaround will strengthen in the upcoming months. Despite the bad job news, revenue is generally running ahead of the prior year through November 2003. Overall, economists still expect Colorado's recovery to be slow in 2004 and below the long-term growth trend in the years after. However, recent Colorado economic signals are mostly positive.

Risk Factors Affecting the Georgia Fund

Since 1973 the long-term debt obligations of the State of Georgia have been issued in the form of general obligation debt. Prior to 1973 all of the State's long-term obligations were issued by 10 separate State authorities and secured by lease rental agreements between the authorities and various State departments and agencies. Currently, Moody's rates Georgia general obligation bonds Aaa; S&P rates such bonds AAA and Fitch rates such bonds AAA. There can be no assurance that the economic and political conditions on which these ratings are based will continue or that particular obligation issues may not be adversely affected by changes in economic, political or other conditions that do not affect the above ratings.


In addition to general obligation debt, the Georgia Constitution permits the issuance by the State of certain guaranteed revenue debt. The State may incur guaranteed revenue debt by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State. The Georgia Constitution prohibits the incurring of any general obligation debt or guaranteed revenue debt if the highest aggregate annual debt service requirement for the then current year or any subsequent fiscal year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, and the highest aggregate annual payments for the then current year or any subsequent fiscal year of the State under all contracts then in force to which the provisions of the second paragraph of Article IX, Section VI, Paragraph I(a) of the Georgia Constitution of 1976 (supplanted by the Constitution of 1983) are applicable, exceed 10% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred. As of November 2003, the State's highest total annual commitment in any current or subsequent fiscal year equaled 6.26% of fiscal year 2003 receipts.


The Georgia Constitution also permits the State to incur public debt to supply a temporary deficit in the state treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the state treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred must be repaid on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year. No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the state treasury. No such short-term debt has been incurred under this provision since the inception of the constitutional authority referred to in this paragraph.

The obligations held from time-to-time in the Georgia Fund will, under present law, have a very high likelihood of having been validated and confirmed in a judicial proceeding prior to issuance. The legal effect of a validation in Georgia is to render incontestable the validity of the pertinent obligations and the security therefor. Certain obligations of certain governmental entities in the State are not required to be validated and confirmed; however, the percentage of such non-validated obligations would be very low in relation to all outstanding municipal obligations issued within the State.


The State operates on a fiscal year beginning July 1 and ending June 30. For example, "fiscal 2003" refers to the year ended June 30, 2003.

Based on data issued by the State of Georgia for the fiscal year 2003, income tax receipts and sales tax receipts of the State for fiscal year 2003 comprised approximately 48.9% and 29.7%, respectively, of the State tax receipts. Further, such data shows that total State Treasury Receipts for fiscal 2003 decreased by approximately 1.0% compared to such State Treasury Receipts in fiscal 2002. As of December 2003, the State estimates Net Revenues for 2003 at $13,828,696,519, an estimated decrease of approximately 1.3% from 2002 revenue receipts.

The average unemployment rate of the civilian labor force in the State for fiscal year 2003 was 5.0% according to preliminary data provided by the Georgia Department of Labor. The Metropolitan Atlanta area, which is the largest employment center in the area comprised of Georgia and its five bordering states and which accounts for approximately 50% of the State's population, has an average unemployment rate of 5.2% for fiscal year 2003. In descending order, trade, transportation and public utilities, government, professional and business services, manufacturing, and education and health services comprise the largest sources of employment within the State.


Many factors affect and could have an adverse impact on the financial condition of the State and other issuers of long-term debt obligations which may be held in the Georgia Fund, including national, social, environmental, economic and political policies and conditions, many of which are not within the control of the State or such issuers. It is not possible to predict whether or to what extent those factors may affect the State and other issuers of long-term debt obligations which may be held in the portfolio of the Georgia Fund and the impact thereof on the ability of such issuers to meet payment obligations.

The sources of the information are the official statements of issuers located in Georgia, other publicly available documents and oral statements from various Federal and State agencies.

Risk Factors Affecting the Louisiana Fund

Under Louisiana law, certain bonds and obligations constitute general obligations of the State of Louisiana or are backed by the full faith and credit of the State of Louisiana, and certain bonds and obligations do not or are not. The Louisiana Fund invests in both types of obligations.

The Bond Security and Redemption Fund of the State of Louisiana secures all general obligation bonds of the State of Louisiana issued pursuant to Article VII, Sections 6(A) and 6(B) of the constitution of Louisiana and those bonds issued by State agencies or instrumentalities which are backed by the State's full faith and credit, pari passu. With certain exceptions, all money deposited in the State Treasury is credited to the Bond Security and Redemption Fund. In each fiscal year, an amount sufficient to pay all of the State's current obligations which are secured by its full faith and credit is allocated from the Bond Security and Redemption Fund. After such allocation, with certain exceptions, any money remaining in the Bond Security and Redemption Fund is credited to the State General Fund.

Any bonds issued by the State of Louisiana other than general obligation bonds, or any bonds issued by the State of Louisiana or any other issuer that are not backed by the full faith and credit of the State of Louisiana are not entitled to the benefits of the Bond Security and Redemption Fund.

The legislature has limited its ability to authorize certain debt and the State Bond Commission's ability to issue certain bonds. The legislature may not authorize general obligation bonds or other general obligations secured by the full faith and credit of the State if the amount of authorized but unissued debt plus the amount of outstanding debt exceeds twice the average annual revenues of the Bond Security and Redemption Fund for the last three fiscal years completed prior to such authorization. This debt limitation is not applicable to or shall not include the authorization of refunding bonds secured by the full faith and credit of the State, to authorized or outstanding bond anticipation notes, or to the issuance of revenue anticipation notes. Bond anticipation notes are issued in anticipation of the sale of duly authorized bonds or to fund capital improvements. The State Bond Commission may not issue general obligation bonds or other general obligations secured by the full faith and credit of the State at any time when the highest annual debt service requirement for the current or any subsequent fiscal years for such debt, including the debt service on such bonds or other obligations then proposed to be sold by the State Bond Commission, exceeds 10% of the average annual revenues of the Bond Security and Redemption Fund for the last three fiscal years completed prior to such issuance. This debt limitation is not applicable to the issuance or sale by the State Bond Commission of refunding bonds secured by the full faith and credit of the State of Louisiana or to bond anticipation notes.

A limitation on State borrowing has been established as a result of a constitutional amendment passed by the voters of Louisiana in October 1993. As a result of the amendment, the State Bond Commission may not approve the issuance of general obligation bonds secured by the full faith and credit of the State, or bonds secured by self-support revenues which in the first instance may not be sufficient to pay debt service and will then draw on the full faith and credit of the State, if the debt service requirement exceeds a specified percent of the estimate of money to be received by the State general fund and dedicated funds for each respective fiscal year as contained in the official forecast adopted by the Revenue Estimating Conference at its first meeting at the beginning of each fiscal year. The percentages are set on a graduated scale, beginning with 13.1% for the 1993-1994 fiscal year and descending to 6.0% for the 2003-2004 fiscal year and thereafter. The intent of the amendment is to reduce State borrowing over time so that there is a limit on the debt service a portion of the State budget. The forced restrictions on borrowing have led to a steady reduction in the share of the budget required to service debt as required under the 1993 constitutional amendment.

The State Bond Commission may also issue and sell revenue anticipation notes to avoid temporary cash flow deficits. These notes are payable from anticipated cash, as reflected in the most recent official forecast of the Revenue Estimating Conference. Unless issued in accordance with the provisions of
Article VIII, Section 6(A) of the State Constitution, the notes do not constitute a full faith and credit obligation of the State.

The foregoing limitations on indebtedness imposed upon the legislature and the State Bond Commission do not apply to obligations that are not general obligations of the State of Louisiana or that are not backed by the full faith and credit of the State of Louisiana.

Although the manner in which the Bond Security and Redemption Fund operates is intended to adequately fund all obligations that are general obligations of the State, or that are secured by the full faith and credit of the State, there can be no assurance that particular bond issues will not be adversely affected by expected budget gaps.


From 1993 to 2002, Louisiana has experienced recurring budget surpluses which have been applied primarily to reduction of outstanding debts. In fiscal 2002, a projected $86 million deficit was funded through a variety of budget cuts and some unanticipated growth in tax revenues. In 2002, the legislature and voters statewide approved a constitutional amendment that allows a broad range of state agency budgets to be reduced when necessary to meet operating deficits.

Using these new powers to cut agencies, state government maintained a balanced budget through July 2003 and is expected to maintain the budget in balance through June 2004. Louisiana has experienced a larger decline in tax collections than on other southern states since 2001; however, the restructuring of taxes on individuals in 2002, known as the Stelly Plan, should provide growth in tax revenues in the future.

The Stelly Plan, adopted by voters in 2002, provided significant increases in state income taxes for the top 25% of taxpayers, while reducing sales taxes on many items and removing sales taxes on many grocery food items as well as residential utilities. This change in tax structure has begun to provide more growth in tax revenues from individuals that the former sales tax oriented tax structure.

Louisiana seasonally adjusted non-farm payroll employment was unchanged from November 2002 (1,896,909) to November 2003 (1,896,300). The lack of employment growth (but no decline) during the national recession is consistent with the Louisiana State Economic Estimating Conference board of economist forecast from December 2002. Current economic forecasts continue to expect a resumption of employment growth at a 1% rate in 2004 (a gain of 19,000 jobs) for Louisiana.

Unemployment fell to 5.5% statewide as of the fourth quarter 2003 from 6.2% a year earlier, due to a small increase in the labor force seeking employment. Personal income grew by 3.8% from the first quarter of 2002 to the first quarter of 2003, which was faster that the 3% rate the Louisiana State Economic Estimating Conference board expected in their tax forecast for 2003-04.

Rising demand for natural gas and oil due to the national economic expansion and the creation nationally of numerous new gas fired utility plants has caused higher than expected domestic price for both fuels. (Louisiana State Crude is $32.02 per barrel and Natural Gas is $5.50 per million BTU's). Oil prices were mostly unchanged from December 2002 while natural gas was 10% higher, which will generate significant additional tax revenues for Louisiana. Gaming revenues are expected to slowly rise by 1% to 3% per year as has been true since 2001. Tourism expenditure levels continue to be 4% to 5% below the pre-9/11 levels.

Newly elected Governor Kathleen Blanco has announced the appointment of fiscal conservatives in positions of Chief of Staff and Division of Administration. A continuation of the recent past policies designed to provide balanced budgets is likely, although the future effects of the change in governors on the fiscal stability of state government is not known. The Louisiana Constitution requires a balanced budget and the recently passed constitutional amendments give the governor more tools to act operating expenses than ever before in modern history.


Risk Factors Affecting the Maryland Fund

The Maryland Fund's concentration on municipal bonds issued by the State of Maryland (the State), political subdivisions of the state and state and local agencies means that investors are subject to risks of default or change in value of the securities making up the Maryland Fund deriving from certain unique factors affecting Maryland issuers. The information presented below has been derived from the most recent official statement for the State's general obligation bonds, and does not purport to be comprehensive and is necessarily limited to general economic conditions.

General Factors. The State of Maryland has a population of approximately 5.4 million, with employment based largely in services, trade, and government. Those sectors, along with finance, insurance, and real estate, are the largest contributors to the gross state product, according to the US Department of Commerce, Bureau of Economic Analysis. Population is concentrated around Baltimore and Washington, DC, and proximity to Washington, DC influences the above average percentage of employees in government. Manufacturing, on the other hand, is a much smaller proportion of employment than for the nation as a whole. Annual unemployment rates have been below those of the national average for each of the last 20 years except 1997 and 1998. The unemployment figure for 2002 was 4.4% compared to a national rate for the same period of 5.8%. Total employment increased by 18.8% between 1992 and 2002. The State's personal income per capita was the fourth highest of the 50 states in 2002, according to the Bureau of Economic Analysis, at 117.3% of the national average.





State Finances. The State Constitution mandates a balanced budget. The State enacts its budget annually. The State's total expenditures as shown in summary financial statements for the fiscal years ending June 30, 2000, June 30, 2001 and June 30, 2002 were $15,485,911, $16,977,407 and $19,654,854, respectively.
Revenues are derived largely from certain broad-based taxes, including statewide income, sales, motor vehicle, and property taxes. Non-tax revenues are largely from the federal government for transportation, health care, welfare and other social programs. General fund revenues on a budgetary basis realized in the State's fiscal year ended June 30, 2002, were below estimates by $131.4 million, or 1.4%. The State ended fiscal 2002 with a $309.1 million general fund balance on a budgetary basis, all of which was designated to fund fiscal year 2003 operations; this balance reflects a $117.9 million decrease compared to the balance projected at the time the 2003 budget was enacted. In addition, there was a balance in the Revenue Stabilization Fund of $547.9 million. On a GAAP basis, the fiscal 2002 unreserved designated general fund balance was $265.5 million, compared with $642.0 million at the end of fiscal 2001. The total GAAP fund balance for fiscal year 2002 was $1,634.4 million compared with a total fund balance of $2,456.6 million for fiscal year 2001.

For fiscal 2003 the total budget was $22.9 billion, a $1.488 billion increase over fiscal 2002. The general fund accounts for approximately $10.6 billion, of which the largest expenditures are for health and education, which together represent almost 70% of total general fund expenditures. General fund expenditures exclude transportation, which is funded with special fund revenues from the Transportation Trust Fund.

Reserve funds consist of the Revenue Stabilization Fund and other reserve accounts, which together totaled $678.1 million at the end of fiscal 2002. The Revenue Stabilization Fund was established to retain State revenues for future needs and to reduce the need for future tax increases. Estimates for the close of fiscal 2003 project a total reserve balance of $510.1 million, of which $490.3 million is projected to be in the Revenue Stabilization Fund. The projected balance in the Revenue Stabilization Fund represents 5.2% of estimated General Fund Revenues.

On April 5, 2003, the Maryland General Assembly approved the State's budget for fiscal year 2004. The budget includes, among other things: (i) sufficient funds to the State's retirement and pension system to remain within the "corridor" of 90%-100% full funding; (ii) $9.4 million for capital projects; (iii) $3.8 billion in aid to local governments (net of reductions) reflecting full funding of public school enhancements enacted at the 2002 Session of the General Assembly; and (iv) $86.4 million for fiscal year 2003, including $31.4 million for the Department of Health and Mental Hygiene, primarily for increased costs for Medicaid mental health recipients; $29.9 million to the Department of Human Resources for additional costs associated with providing foster care placements and shortfalls in federal fund attainment for child welfare services; and $14.4 million in the area of public safety. The fiscal year 2004 Budget reflects the continuation of the hiring freeze implemented during fiscal year 2002 and the elimination of an additional 1,806 vacant positions; it does not include funds for employee cost of living adjustments, merit increases, or performance bonuses.

The State estimates that the general fund balance on a budgetary basis at June 30, 2004 will be approximately $33.9 million. In addition, the balance in the Revenue Stabilization Account of the State Reserve Fund is estimated to be $500.1 million at June 30, 2004, equal to 5.0% of general fund revenues.

After adoption of the fiscal year 2004 budget, the Congress enacted the Jobs and Growth Tax Relief Reconciliation Act of 2003, which will provide an estimated $333.3 million of additional federal assistance to Maryland in fiscal years 2003 and 2004. This amount is expected to offset the revenues that were vetoed and any potential revenue shortfall in fiscal year 2003 and reductions in estimates of fiscal year 2004 revenues.

In planning the fiscal year 2005 budget requirements, however, the State is estimating a gap in the range of $800 million to $1 billion between projected revenues and current services expenditure levels. The Governor plans to reduce expenditures in fiscal year 2004 to mitigate the severity of the adjustment that will be needed to balance the fiscal year 2005 budget. In anticipation of these reductions, the Governor has reserved $655.1 million of fiscal year 2004 appropriations, representing approximately 10% of most discretionary spending programs.

Maryland municipal debt. The public indebtedness of Maryland, its political subdivisions and its agencies are divided into three basic types. The State and its political subdivisions issue general obligation bonds, to the payment of which the ad valorem property tax is pledged, for capital improvements and for various State or local-sponsored projects. In addition, The Maryland Department of Transportation issues for transportation purposes its limited, special obligation bonds payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax, enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance. The State, its political subdivisions and certain of its agencies also have entered into a variety of lease purchase agreements to finance the acquisition of capital assets. These lease agreements specify that payments thereunder are subject to annual appropriation.

At least since the end of the Civil War, the State has paid the principal of and interest on its general obligation bonds when due. There is no general debt limit imposed by the State Constitution or public general laws. Maryland had $5.3 billion of net State tax supported debt outstanding at March 31, 2003. General obligation bonds accounted for $3.6 billion of that amount. In fiscal year 2003, about 57% of debt service on general obligation bonds was paid from State property tax receipts, with the remainder paid from general funds of the State and by loan repayments from local units and other sources. Department of Transportation bonds outstanding account for another $7779.6 million as of March 31, 2003; the debt service on those bonds is payable from taxes and fees related to motor vehicles and motor vehicle fuel and a portion of the corporate income tax. Debt obligations issued by the Maryland Stadium Authority in the form of lease-backed revenue bonds account for $323.2 million of State tax supported debt outstanding as March 31, 2003. Rental payments under the lease are subject to annual appropriation by the General Assembly. The State has also financed construction and acquisition of various other facilities and equipment through lease-type financing, subject to annual appropriation by the General Assembly. The State had $1,045.2 million of authorized but unissued debt as of March 31, 2003 and issued $545.2 million of its general obligation bonds on August 5, 2003.

Risks associated with Maryland municipal bonds. Risks associated with municipal obligations vary by type. Major factors affecting the State's general obligation bonds are discussed above under the headings "General Factors" and "State Finances." Efforts to reduce projected deficits in the State's budget may lead to reductions in aid to local governments, which may affect the financial strength of the local governments. Also, factors affecting the local economy of a particular county or city may affect the investment quality of that county or city's general obligation bonds without necessarily affecting the investment quality of the general obligation bonds of the State or other Maryland counties or cities. Limited obligation revenue bonds may fluctuate in investment quality due to factors affecting only the particular revenue stream. For example, a downturn in the Maryland health care sector or a downturn for a specific health care borrower might affect the investment quality of Maryland hospital revenue bonds generally or might only affect a specific health care revenue bond issue. For another example, a sharp change in prevailing mortgage interest rates could affect the investment quality of housing mortgage revenue bonds. Risks associated with any type of municipal obligations may be significantly reduced when such bonds have been pre-refunded, or if such bonds are insured.


Industry specific conditions may affect the investment quality and value of revenue bonds. This paragraph discusses some of the major economic factors affecting the principal types of revenue bonds issued by Maryland governmental entities. Water and sewer revenues are affected by trends in population and new construction and by weather cycles. Transportation facility revenues are affected by economic conditions generally and by special factors such as rising energy prices. Revenues from private, non-profit healthcare corporations and hospitals are subject to federal and state regulatory restrictions, Maryland State rate regulation and fluctuations in federal and state reimbursement rates for Medicare and Medicaid. Maryland hospitals and healthcare corporations generally face a more difficult operating environment than their counterparts in many other states, due to revenue constraints imposed by the Maryland Health Services Cost Review Commission. The revenues of private colleges and universities are affected by enrollment demand, cost pressures, and change in State aid. Enrollment demand fluctuates with changes in the population of college bound persons and with the state of the economy. Housing revenue bonds are affected by the pace of housing starts, sales and refinancings, and by the levels of mortgage rates generally and local housing demand.

Risk Factors Affecting the Massachusetts Fund

The Commonwealth of Massachusetts and certain of its cities, towns, counties and other political subdivisions have at certain times in the past experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of such financial difficulties could adversely affect the market values and marketability of, or result in default in payment on, outstanding obligations issued by the Commonwealth or its public authorities or municipalities. In addition, recent developments regarding the Massachusetts statutes which limit the taxing authority of certain Massachusetts governmental entities may impair the ability of the issuers of some Massachusetts Municipal Obligations to maintain debt service on their obligations.


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Total expenditures and other uses for fiscal 1999 totaled approximately $21.647 billion and total revenues and other sources totaled approximately $21.567 billion. The budgeted operating funds ended fiscal 1999 with a deficit of revenues and other sources as compared to expenditures and other uses of $79.7 million, and with positive fund balances of approximately $2.112 billion. Total expenditures and other uses for fiscal 2000 totaled approximately $26.048 billion and total revenues and other sources totaled approximately $26.221 billion. The budgeted operating funds ended fiscal 2000 with an excess of revenues and other sources as compared to expenditures and other uses of $173 million, and with positive fund balances of approximately $2.285 billion. Total expenditures and other uses for fiscal 2001 totaled approximately $23.072 billion and total revenues and other sources totaled approximately $23.798 billion. The budgeted operating funds ended fiscal 2001 with an excess of revenues and other sources as compared to expenditures and other uses of $725.6 million, and with positive fund balances of approximately $3.011 billion. Total expenditures and other uses for fiscal 2002 totaled approximately $24.674 billion and total revenues and other sources totaled approximately $23.049 billion. The budgeted operating funds ended fiscal 2002 with a deficit of revenues and other sources as compared to expenditures and other uses of $1.625 billion, and with positive fund balances of approximately $1.387 billion. Total expenditures and other uses for fiscal 2003 totaled approximately $25.750 billion and total revenues and other sources totaled approximately $25.298 billion. The budgeted operating funds ended fiscal 2003 with a deficit of revenues and other sources as compared to expenditures and other uses of $451.9 million, and with positive fund balances of approximately $936.1 million

The Commonwealth's fiscal 2004 budget is based on estimated total revenues and other sources of approximately $22.563 billion. Total expenditures and other uses for fiscal 2004 are estimated at approximately $22.634 billion. The fiscal 2004 budget proposes that the difference between estimated revenues and other sources and estimated expenditures and other uses be provided for by application of the beginning fund balances for fiscal 2004. The fiscal 2004 budget is based upon numerous spending and revenue estimates, the achievement of which cannot be assured.


In Massachusetts, the tax on personal property and real estate is the principal source of tax revenues available to cities and towns to meet local costs. "Proposition 2 1/2", an initiative petition adopted by the voters of the Commonwealth of Massachusetts on November 4, 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of debt service. Proposition 2 1/2 required those cities and towns with property tax levies in excess of 2 1/2% of the full and fair cash value of their taxable real estate and personal property to reduce their levies to the 2 1/2% level. It also limited each year's increase in the tax levy for all cities and towns to 2 1/2% of the prior year's maximum levy, with an exception for certain property added to the tax rolls and for certain substantial valuation increases other than as part of a general reevaluation.


The reductions in local revenues and anticipated reductions in local personnel and services resulting from Proposition 2 1/2 created strong demand for substantial increases in state funded local aid, which increased significantly in fiscal years 1982 through 1989. The effect of this increase in local aid was to shift a major part of the impact of Proposition 2 1/2 to the Commonwealth. Because of decreased Commonwealth revenues, local aid declined significantly in fiscal 1990, 1991 and 1992. Local aid increased somewhat in each fiscal year from 1993 through 2002, but decreased slightly in fiscal 2003.


Limitations on state tax revenues have been established by an initiative petition approved by the voters on November 4, 1986. The initiative petition contains no exclusion for debt service on Commonwealth bonds and notes. Under this measure, excess revenues are returned to taxpayers in the form of lower taxes. State tax revenues in fiscal 1987 did exceed the tax limit imposed by the initiative petition by an estimated $29.2 million. This amount was returned to the taxpayers in the form of a tax credit against calendar year 1987 personal income tax liability pursuant to the provisions of the initiative petition. State tax revenues since fiscal 1988, have not exceeded the limit imposed by the initiative petition.

The Commonwealth maintains financial information on a budgetary basis. Since fiscal year 1986, the Comptroller also has prepared annual financial statements in accordance with generally accepted accounting principles (GAAP) as defined by the Government Accounting Standards Board (GASB). The fiscal 2002 financial statements were the first prepared by the Commonwealth in accordance with GASB Statements Nos. 34, 35, 37 and 38. Such GAAP basis financial statements indicated that the Commonwealth ended fiscal 2002 with fund equities of approximately $2.468 billion.


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Risk Factors Affecting the Michigan Fund

The principal sectors of Michigan's economy are manufacturing of durable goods (including automobiles and components and office equipment), tourism and agriculture. As reflected in historical employment figures, the State's economy has lessened its dependence upon durable goods manufacturing, however, such manufacturing continues to be a significant part of the State's economy. These particular industries are highly cyclical and in recent years, operated at somewhat less than full capacity. The cyclical nature of these industries and the Michigan economy can adversely affect the revenue streams of the State and its political subdivisions because it may adversely impact tax sources, particularly sales taxes, income taxes and single business taxes.


As described in greater detail below, Michigan's economy has been disproportionately impacted by the U.S. economic slowdown. The decline in Michigan employment has been significantly more severe than the national employment decline. Michigan employment has declined each year for the last three years and Michigan's unemployment rate has not only risen significantly over that period, but it is well above the national average. The decline in overall employment and reduced wages and salaries included in personal income have contributed to a decline in Michigan individual income taxes, which represent the largest source of the State's tax revenues. Individual income tax collections have declined in each of the last three fiscal years. While U.S. employment is forecast to rise during the upcoming year, Michigan's employment is expected to remain flat and lag the national trend.

The State's revenues from the Single Business Tax imposed on businesses, the third-largest source of tax revenues, have similarly declined over the last two fiscal years, while sales tax collections have remained flat. The State is currently faced with difficult budget challenges resulting in significant expenditure reductions, including decreases in State funding of local school districts and significant cuts in revenue sharing with local units of government. Declining tax revenues and reduced revenue sharing for local units of government may adversely impact revenues and the ability of the State and local governmental units to meet their debt obligations. In 1977, the State enacted legislation, which created the Counter-Cyclical Budget and Economic Stabilization Fund ("BSF"). The BSF operates as a "rainy day fund" and is designed to accumulate balances during years of significant economic growth, which may be utilized in years when the State's economy experiences cyclical downturns or unforeseen fiscal emergencies. General Fund surplus during 1992-2000 was transferred, as required by statute, to the BSF. The additions to the BSF in these fiscal years generally reflect the effects of an expanding economy and increased tax and other revenues received by the State. Calculated on an accrual basis, the unreserved ending accrued balances of the BSF were had grown from $579.8 million at September 30, 1997 to $1.26 billion at September 30, 2000. The balance of the BSF declined at the end of the September 30, 2001 fiscal year, was reduced again after transfers to the General Fund during fiscal year 2001-2002, and was fully depleted at the end of the 2002-2003 fiscal year.


Beginning in 1993, the Michigan Legislature enacted several statutes which significantly affect Michigan property taxes and the financing of primary and secondary school operations. The property tax and school finance reform measures included a ballot proposal (Proposal A) and constitutional amendment which was approved by voters on March 15, 1994. Under Proposal A as approved, the State sales and use tax rates were increased from 4% to 6%, the State income tax and cigarette tax were increased, the Single Business Tax imposed on business activity within the state was decreased and, beginning in 1994, a State property tax of 6 mills is now imposed on all real and personal property currently subject to the general property tax. Proposal A contains additional provisions regarding the ability of local school districts to levy supplemental property taxes for operating purposes as well as a limit on assessment increases for each parcel of property, beginning in 1995 to the lesser of 5% or the rate of inflation.


Under Proposal A, much of the additional revenue generated by the new taxes is dedicated to the State School Aid Fund. Proposal A shifts significant portions of the cost of local school operations from local school districts to the State and raises additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.


The State is a party to various legal proceedings seeking damages or injunctive or other relief and, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. These lawsuits involve programs generally in the areas of corrections, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding. Relief sought includes damages in tort cases generally, alleviation of prison overcrowding, improvement of prison medical and mental health care and refund claims under state taxes. Although legislation was enacted in 2000 to resolve and fund the settlement of certain


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of this litigation, and to authorize transfers from the BSF, for example, to the
School Aid Fund, the ultimate resolution of those claims is not presently determinable, and the State has not expressed any opinion in disclosure materials relating to municipal bond offerings regarding the ultimate disposition and consequences of any litigation, or the disposition and consequences of these cases in combination with any State revenue loss, the implementation of any tax reduction or the failure to realize any budget assumption.


Currently, following rating increases announced in The State's general obligation bonds are rated "Aa" by Moody's and "AA" by S&P. The State's bond ratings were increased in 1998 and in 2000, but subsequently decreased by both Moody's and S&P in the last half of the calendar 2003. To the extent that the portfolio of Michigan obligations is comprised of revenue or general obligations of local governments or authorities, rather than general obligations of the State of Michigan, ratings on such Michigan obligations will be different from those given to the State of Michigan and their value may be independently affected by economic matters not directly impacting the State.

The information contained herein was compiled from budget and economic information contained in the State's audited and other financial statements, from official statements prepared for State and other bond issues, and from other publicly available information from governmental sources.


Risk Factors Affecting the Minnesota Fund

The following highlights certain information relating to the Minnesota economy and some of the more significant revenue and fiscal trends affecting Minnesota, and is based on information drawn from official statements and prospectuses relating to securities offerings of the State of Minnesota, its agencies, and instrumentalities as available on the date of this SAI, as well as State financial forecasts and other publicly available documents. The Minnesota Fund has not independently verified any of the information contained in such documents, but is not aware of any fact which would render such information inaccurate. Such information constitutes only a brief summary, relates primarily to the State of Minnesota, and does not purport to include details relating to all potential issuers within the State of Minnesota whose securities may be purchased by the Minnesota Fund.


Constitutional State Revenue Limitations. Minnesota's constitutionally prescribed fiscal period is a biennium, and the State operates on a biennial budget basis. An agency or other entity may not expend monies in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, the State's Commissioner of Finance, with the approval of the Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecast available resources for the then current biennium. The Governor may seek legislative action when a large reduction in expenditures appears necessary, and if the State's legislature is not in session the Governor is empowered to convene a special session.

Effect of Limitations on Ability to Pay Bonds. There are no constitutional or statutory provisions which would impair the ability of Minnesota municipalities to meet their bond obligations if the bonds have been properly issued.

Minnesota's Economy. The State of Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Diversity and a significant natural resource base are two important characteristics of the State's economy. In 2002, the structure of the State's economy closely paralleled the structure of the United States' economy as a whole. State employment in ten major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of total State employment was within two percentage points of the national employment share.

During the period from 1980 to 1990, overall employment growth in Minnesota lagged behind national growth; total employment increased 17.9% in Minnesota while increasing 20.1% nationally. By contrast, in the period 1990 to 2000, employment grew 23.1% compared to 19.9% nationwide. Employment data indicate that the recession which began in July 1990 was less severe in Minnesota than in the national economy and that Minnesota's recovery was more rapid than the nation's. However, preliminary data indicate that the recession which began in March 2001 has been more severe in Minnesota than in the national economy. For the 2000 to 2002 period, Minnesota employment declined 1.5% compared to 0.7% nationally. Similarly, for the period February 2001 to June 2003 payroll employment declined 2.4% compared to 2.0% nationally. However, from June 2003 to November 2003 payroll employment in Minnesota increased at a faster rate than the national average so that as of November 2003, payroll employment in Minnesota was down 1.78% from its pre-recession peak, as compared to a decrease of 1.83% for US employment.



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


Since 1980, State per capita personal income has been within eleven percentage points of national per capita personal income. Minnesota per capita income has generally remained above the national average during this period. In 2002, Minnesota per capita personal income was 110.0% of the national average.

Minnesota's monthly unemployment rate was generally less than the national average during 2001 and 2002, averaging 3.7% in 2001, as compared to the national average of 4.7%. In 2002, Minnesota's unemployment rate averaged 4.4%, as compared to the national average of 5.8%.

Minnesota's resident population grew from 4,085,000 in 1980 to 4,390,000 in 1990, or at an average annual compound rate of 0.7%. In comparison, US population grew at an annual compound rate of 0.9% during this period. In 2000, Minnesota's resident population was 4,934,000, reflecting an annual growth rate since 1990 of 1.2%. This is the same growth rate as the US population as a whole. Between 2000 and 2002, Minnesota population grew at an annual rate of 0.9% compared to 1.1% for the US. Minnesota's population grew at an annual rate of 0.7% in 2002, down from 1.0% the previous year.

Minnesota's manufacturing industries accounted for 15.0% of the State's employment mix in 2002. In the durable goods industries, the State's employment in 2002 was highly concentrated in the industrial machinery and instrument and miscellaneous categories. Of particular importance is the industrial machinery category in which 27.2% of the State's durable goods employment was concentrated in 2002, as compared to 18.4% for the United States as a whole. This emphasis is partly explained by the location in the State of a number of computer equipment manufacturers which are included in the industrial machinery classification.

The importance of the State's resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 2002, 30.3% of the State's non-durable goods employment was concentrated in food and kindred industries, and 15.7% in paper and allied industries. This compares to 24.8% and 9.1%, respectively, for comparable sectors in the national economy. Both of these rely heavily on renewable resources in the State. Over half of the State's acreage is devoted to agricultural purposes, and nearly one-third to forestry. Printing and publishing is also relatively more important in Minnesota than in the nation.

Mining is currently a less significant factor in the state economy than it once was. Mining employment, primarily in the iron ore or taconite industry, dropped from 17.3 thousand in 1979 to 5.6 thousand in 2002.

State Fiscal Matters. The State of Minnesota has experienced budgeting and financial problems from time-to-time since 1980. For the several years prior to 2002, Accounting General Fund Revenues were positive. However, Minnesota's budget outlook weakened at the beginning of the current 2002-2003 biennium which commenced July 1, 2001.

According to an official State forecast released in November 2002, the weak stock market, a slowly rebounding economy, and higher than projected human services expenditures combined to produce a projected general fund shortfall of $356 million for the biennium ending June 30, 2003. Because Minnesota's Constitution prohibits borrowing beyond the end of the biennium for operating purposes, action was taken by the Governor and the Legislature in 2003 to bring revenues and expenditures into balance before June 30, 2003 and leave a $181 million balance at the end of the biennium. A combination of higher revenues and lower expenditures left fiscal year 2003 with an ending balance of $369 million, $188 million more than planned. Of the $188 million excess, $84 million was derived from federal assistance grants and was carried forward to the 2004-2005 biennium, and the $104 million balance was added to the budget reserve, along with a $6 million surplus from the assigned risk plan.





The November 2003 forecast of revenues and expenditures for the 2004 - 2005 biennium indicated a $185 million deficit, which is less than 1% of projected expenditures for the biennium. With the additions to the budget reserve noted above, the projected budget reserve for the end of the biennium is $631 million, which is approximately 2.2% of biennial spending. Gubernatorial or legislative action is required to access the budget reserve.

Under the November 2003 forecast for the 2006-2007 biennium, revenues and other resources are projected to be $914 million less and expenditures are projected to be $6 million greater than estimates made at the end of the 2003 legislative session, resulting in a structural deficit of $440 million in fiscal year 2006 and a reduction in the projected structural balance for fiscal year 2007 from $474 million to $46 million.


Both the Constitution and state statutes require that the budget for the two-year biennial period be balanced. Article XI, section 6 of the Constitution prohibits issuing certificates of indebtedness beyond the end of a biennium and


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requires that a statewide property tax levy be instituted if funds are insufficient to pay back short-term borrowing within a biennium.

Minnesota Statutes 16A.152 governs use of the state budget reserve and the Governor's unallotment authority. Current statute requires that any amounts in the budget reserve first be used in its entirety, before the commissioner of finance has the authority to unallot or reduce state general fund appropriations with the approval of the Governor and after notification to the Legislative Advisory Commission.


The State's bond ratings in July 2003 were "Aa1" by Moody's and "AAA" by Standard & Poor's and Fitch's.

Local Obligations. The State of Minnesota has no obligation to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities, except that the State has adopted aid intercept programs under which, subject to appropriations, certain school and county obligations may be guaranteed. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors. Although most of the bonds owned by the Minnesota Fund are expected to be obligations other than general obligations of the State of Minnesota itself, there can be no assurance that the same factors that adversely affect the economy of the State generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.

At the local level, the property tax base has recovered after its growth was slowed in many communities in the early 1990s by over capacity in certain segments of the commercial real estate market. However, local finances are also affected by the amount of state aid that is made available. The State provides its political or governmental subdivisions, municipalities, governmental agencies, and instrumentalities with significant financial aid paid from State revenues. Because Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue, which are sensitive to economic conditions, the amount of State aid in a particular year may vary, depending on these conditions. That aid was recently decreased substantially as a result of the State's projected budget deficits and the reduction could have substantial adverse effects on the economic and fiscal condition of local governments.


Further, various of the issuers within the State of Minnesota, as well as the State of Minnesota itself, whose securities may be purchased by the Minnesota Fund, may now or in the future be subject to lawsuits involving material amounts. It is impossible to predict the outcome of these lawsuits. Any losses with respect to these lawsuits may have an adverse impact on the ability of these issuers to meet their obligations.


Minnesota Legislation. Legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision provides that it applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and that other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such a case would be. Should an adverse decision be rendered, the value of the securities purchased by the Minnesota Fund might be adversely affected, and the value of the shares of the Minnesota Fund might also be adversely affected.


Risk Factors Affecting the Missouri Fund


Industry and Employment. While Missouri has a diverse economy with a distribution of earnings and employment among manufacturing, trade and service sectors closely approximating the average national distribution, the national economic recession of the early 1980's had a disproportionately adverse impact on the economy of Missouri.

During the 1970's, Missouri characteristically had a pattern of unemployment levels well below the national averages. During the period following the 1980 to 1983 recession periods until the mid-1990's, Missouri unemployment levels generally approximated or slightly exceeded the national average; however, in the second half of the 1990's, Missouri unemployment levels returned to generally being equal to or lower than the national average. A return to a pattern of high unemployment could adversely affect the Missouri debt obligations acquired by the Fund and, consequently, the value of the shares in the Fund.


The Missouri portions of the St. Louis and Kansas City metropolitan areas collectively contain over 50% of Missouri's 2000 population census of 5,595,211. Economic reversals in either of these two areas would have a major impact on the overall economic condition of the State of Missouri. Additionally, the State of Missouri has a significant agricultural sector which is experiencing farm-related problems comparable to those which are occurring in other states. To the extent that these problems were to intensify, there could possibly be an adverse impact on the overall economic condition of the State of Missouri.

Defense related business plays an important role in Missouri's economy. There are a large number of civilians employed at the various military installations and training bases in the State. In addition, aircraft and related businesses in Missouri are the recipients of substantial annual dollar volumes of defense contract awards. There can be no assurances there will not be further changes in the levels of military appropriations, and, to the extent that further changes in military appropriations are enacted by the United States Congress or foreign governments purchasing military equipment manufactured in the State, Missouri could be disproportionately affected. It is impossible to determine what effect, if any, continued consolidation in defense related industries will have on the economy of the State. Any shift or loss of production operations now conducted in Missouri could have a negative impact on the economy of the State.


State Budget Considerations. The State of Missouri has experienced revenue declines as a result of the overall economic state of the country. As a result of reduced tax receipts, the State was faced with a significant budgetary shortfall in the fiscal year ending June 30, 2004 which it was able to balance through the use of a one-time revenue bond issuance of $387.5 million to fund various capital improvement projects throughout the State, $900 million in spending cuts and the elimination of approximately 1,000 state jobs. In addition to those cuts, the Governor of the State withheld funding of approximately $250 million to the State Department of Higher Education and the State Department of Elementary and Secondary Education in order to ensure that expenditures would not exceed revenue receipts as mandated by the State's constitution. Through the first five months of fiscal year 2004, State revenue receipts have exceeded estimates; however, the State still anticipates a revenue shortfall in fiscal year 2005.

Revenue and Limitations Thereon. Article X, Sections 16-24 of the Constitution of Missouri (Hancock Amendment), imposes limitations on the amount of State taxes which may be imposed by the General Assembly of Missouri (General Assembly) as well as on the amount of local taxes, licenses and fees (including taxes, licenses and fees used to meet debt service commitments on debt obligations) which may be imposed by local governmental units (such as cities, countries, school districts, fire protection districts and other similar bodies) in the State of Missouri in any fiscal year.


The State limit on taxes is tied to total State revenues for fiscal year 1980-81, as defined in the Hancock Amendment, adjusted annually in accordance with the formula set forth in the amendment, which adjusts the limit based on increases in the average personal income of Missouri for certain designated periods. The details of the amendment are complex and clarification from subsequent legislation and further judicial decisions may be necessary. Generally, if the total State revenues exceed the State revenue limit imposed by
Section 18 of Article X by more than 1%, the State is required to refund the excess. The State revenue limitation imposed by the Hancock Amendment does not apply to taxes imposed for the payment of principal and interest on bonds, approved by the voters and authorized by the Missouri Constitution. The revenue limit also can be exceeded by a constitutional amendment authorizing new or increased taxes or revenues adopted by the voters of the State of Missouri.

The Hancock Amendment also limits new taxes, licenses and fees and increases in taxes, licenses and fees by local governmental units in Missouri. It prohibits counties and other political subdivisions (essentially all local governmental units) from levying new taxes, licenses and fees or increasing the current levy of an existing tax, license or fee without the approval of the required majority of the qualified voters of that county or other political subdivision voting thereon.

When a local governmental unit's tax base with respect to certain fees or taxes is broadened, the Hancock Amendment requires the tax levy or fees to be reduced to yield the same estimated gross revenue as on the prior base. It also effectively limits any percentage increase in property tax revenues to the percentage increase in the general price level (plus the value of new construction and improvements), even if the assessed valuation of property in the local governmental unit, excluding the value of new construction and improvements, increases at a rate exceeding the increase in the general price level.

Risk Factors Affecting the New York Fund

See Appendix D to this SAI for information regarding "Risk Factors Affecting the New York Fund."

Risk Factors Affecting the Ohio Fund


As described above under "Ohio Taxes" and except to the extent investments are in temporary investments, the Ohio Fund will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions ("Ohio State Specific Obligations"). The Ohio Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio State Specific Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.


Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.


There may be specific factors that at particular times apply in connection with investment in particular Ohio State Specific Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio State Specific Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer. Much of this information is as of December 22, 2003, particularly debt figures and other statistics.

Ohio is the seventh most populous state. The Census count for 2000 was 11,353,140, up from 10, 847,100 in 1990. While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and machinery, including electrical machinery. As a result, general economic activity, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and a significant portion of total employment in agribusiness. In earlier years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, through 1998, the annual State rates were below the national rates (4.3% vs. 4.5% in 1998, but were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.0% vs. 4.0%) and then lower in 2001 (4.2% vs. 4.7%) and in 2002 (5.7% vs. 5.8%). The
unemployment rate and its effects vary among geographic areas of the State. There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio State Specific Obligations held in the Ohio Fund's portfolio or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund ("GRF"), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending fiscal year balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current fiscal biennium. Those procedures include general and selected reductions in appropriations spending. Recent biennium ending GRF balances were:



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


      --------------------------------------------------------------------------
      Biennium                Fund Balance                   Cash Balance
      --------------------------------------------------------------------------
      1992-93                 $111,013,000                  $  393,634,000
      --------------------------------------------------------------------------
      1994-95                  928,019,000                   1,312,234,000
      --------------------------------------------------------------------------
      1996-97                  834,933,000                   1,367,750,000
      --------------------------------------------------------------------------
      1998-99                  976,778,000                   1,512,528,000
      --------------------------------------------------------------------------
      2000-01                  219,414,000                     817,069,000
      --------------------------------------------------------------------------
      2002-03                   52,338,000                     396,539,000
      --------------------------------------------------------------------------

Actions have been and may be taken by the State during less favorable economic periods to ensure resource/expenditure balances (particularly in the GRF), some of which are described below. None of those actions were or are being applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.

The following is a selective general discussion of State finances, particularly GRF receipts and expenditures, for the recent and the current bienniums.

1992-93. State and national fiscal uncertainties necessitated several actions to achieve positive GRF ending balances. An interim appropriations act was enacted effective July 1, 1991, that included appropriations for both years of the biennium for debt service and lease rental payments of State obligations payable from the GRF, even though most other GRF appropriations were made for only one month. The general appropriations act for the entire biennium was then passed on July 11, 1991. Included in the GRF resources appropriated was a transfer of $200,000,000 from the Budget Stabilization fund ("BSF") to the GRF. To address a projected fiscal year 1992 imbalance, the Governor ordered most State agencies to reduce GRF spending in the final six months of that fiscal year by a total of $184,000,000, the entire $100,400,000 BSF balance and additional amounts from certain other funds were transferred to the GRF, and other revenue and spending actions were taken. Steps to ensure positive biennium-ending GRF balances for fiscal year 1993 included the Governor ordering selected GRF spending reductions totaling $350,000,000, and tax revisions that produced additional revenue of $194,500,000. As a first step toward BSF replenishment, $21,000,000 from the GRF ending balance was deposited in BSF.

1994-95. Expenditures were below those authorized, primarily as the result of lower than expected Medicaid spending, and tax receipts (primarily auto sales/use) were significantly above estimates. Transfers from the biennium-ending GRF fund balance included $535,200,000 to the BSF and $322,800,000 million to other funds, including a family services stabilization fund in anticipation of possible federal programs changes.

1996-97. From a higher than forecasted mid-biennium GRF fund balance, $100,000,000 was transferred for elementary and secondary school computer network purposes and $30,000,000 to a new State transportation infrastructure fund. Approximately $400,000,000 served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the GRF biennium-ending fund balance, $250,000,000 was directed to school buildings, $94,400,000 to the school computer network and $44,200,000 to school textbooks and instructional materials and a distance learning program, $34,400,000 to the BSF, and $262,900,000 to the State Income Tax Reduction Fund ("ITRF").

1998-99. GRF appropriations of approximately $36 billion provided for significant increases in funding for primary and secondary education. Of the first fiscal year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701,400,000 was transferred to the ITRF, $200,000,000 into public school assistance programs, and $44,184,200 into the BSF. Of the GRF biennium-ending fund balance, $325,700,000 was transferred to school building assistance, $293,185,000 to the ITRF, $85,400,000 to SchoolNet (a program to supply computers for classrooms), $4,600,000 to interactive video distance learning, and $46,374,000 to the BSF.

2000-01. The State's financial situation varied substantially in the 2000-01 biennium. The first fiscal year of the biennium ended with a GRF cash balance of $1,506,211,000 and a fund balance of $855,845,000. A transfer of $49,200,000 from that balance increased the BSF to $1,002,491,000 (or 5% of GRF revenue for the preceding fiscal year). An additional $610,400,000 was transferred to the State Income Tax Reduction Fund ("SITRF"). In the middle of the second year of the biennium, the State enacted supplemental appropriations of $645,300,000 to address shortfalls in its Medicaid and disability assistance programs. The State's share of this additional funding was $247,600,000, with $125,000,000 coming from fiscal year 2001 GRF spending reductions (and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 by a 1% to 2% cut applying to most State departments and agencies. Expressly excluded from the reductions, in addition to debt service and lease rental payments relating to State obligations, were elementary and secondary education.



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


In March 2001 new lowered revenue estimates for fiscal year 2001 and for fiscal years 2002 and 2003 were announced. Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for fiscal year 2001 were reduced by $288,000,000. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further spending reductions (with the same exceptions mentioned above for debt service and education) and authorization to transfer from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188,200,000. The State ended fiscal year 2001 with a GRF fund balance of $219,414,000, making that transfer unnecessary.

2002-03. Ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout the fiscal year 2002-03, primarily as a result of continuing economic conditions. Budgetary pressures during this period were primarily due to continuing lower than previously anticipated levels of receipts from certain major revenue sources. Consideration came in four general time frames - the June 2001 biennial appropriation act, late fall and early winter 2001, late spring and summer 2002, and late winter/spring 2003. Significant remedial steps included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys that were previously earmarked for other purposes. The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. Some of the major program funding increases over the original appropriations for the preceding 2000-01 biennium were: Medicaid, 29%; primary and secondary education, 17%; adult and juvenile corrections, 6.2%; mental health and mental retardation, 2.8%; and higher education, 2.4%.

That original appropriations act provided for the following uses of certain reserves, aimed at achieving fiscal year and biennium ending positive GRF fund balances, based on then current estimates and projections:

      o Transfer of up to $150,000,000 from the BSF to the GRF for increased Medicaid costs.

      o An additional $10,000,000 transfer from the BSF to an emergency purposes fund.

      o Transfer to the GRF in fiscal year 2002 of the entire $100,000,000 balance in the Family Services Stabilization Fund.

Necessary GRF debt service and lease rental appropriations for the entire biennium were requested in the Governor's proposed budget, incorporated in the related appropriations bills as introduced, and included in the versions as passed by the House and the Senate and in the act as passed and signed. The same was true for separate appropriations acts that included lease-rental appropriations for certain OBA-financed projects for the departments of Transportation and Public Safety, and Bureau of Workers' Compensation.





The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates. Based on reduced revenue collections in certain categories (particularly personal income taxes and, at that time, sales taxes), OBM then projected GRF revenue shortfalls of $709,000,000 for fiscal year 2002 and of $763,000,000 for current fiscal year 2003. Executive and legislative actions were taken based on those new estimates, including:

      o The Governor promptly ordered reduced appropriations spending by most State agencies (expressly excepted were appropriations for or relating to debt service on State obligations), and limits on hiring and major purchases. Reductions were at the annual rate of 6% for most State agencies (including higher education institutions), with lesser reductions for correctional and other institutional agencies, and the exemptions for primary and secondary education and the adjutant general.

      o December 2001 legislation, the more significant aspects of which included:

      o Authorizing transfer of up to $248,000,000 from the BSF to the GRF during the current biennium. This was in addition to the $160,000,000 in transfers from the BSF provided for in the original appropriations act (and would reduce the BSF balance to approximately $604,000,000).

      o Reallocating to the GRF a $260,000,000 portion of tobacco settlement receipts in fiscal years 2002 and 2003, intended to be replenished from settlement receipts in fiscal years 2013 and 2014.


      o Reducing appropriation spending authorizations for the legislative and judicial branches.

      o Making certain tax-related changes (including accelerating the time for certain payments).


      o Authorizing Ohio's participation in a multi-state lottery game, estimated to generate $41,000,000 in fiscal year 2003. This participation has begun, although litigation has sought, to date unsuccessfully, to enjoin the authorization on State constitutional grounds.

Continuing economic conditions, among other factors, then led OBM in the spring of 2002 to project a higher than previously estimated GRF revenue shortfall. Among areas of continuing concern were lower than anticipated levels of receipts from personal income and corporate franchise taxes. These updated GRF shortfall estimates were approximately $763,000,000 in fiscal year 2002 and $1.15 billion in fiscal year 2003. Further executive and legislative actions were taken for fiscal year 2002 to ensure a positive GRF fund balance for fiscal year 2002 and the biennium. In addition to further administrative and management steps, such as additional restraints on spending, those actions included legislation providing for, among other things:

      o Authorization of additional transfers to the GRF from the BSF of its entire previously unappropriated balance ($607,000,000) as needed in fiscal years 2002 and 2003, and of $50,800,000 of unclaimed funds to the GRF.

      o $50,000,000 reduction in the fiscal year 2002 ending GRF balance (to $100,000,000 from its previously budgeted level of $150,000,000).

      o Increased cigarette tax by 31(cent)per pack (to a total 55(cent)a pack), estimated by OBM to produce approximately $283,000,000 in fiscal year 2003.

      o Transfers to the GRF of $345,000,000 from tobacco settlement money received in fiscal years 2002 and 2003. That amount had previously been earmarked and appropriated for elementary and secondary school facilities construction; moneys for that purpose will instead be provided by way of $345,000,000 in additionally authorized general obligation bonds.

      o Extension of the State income tax to Ohio-based trusts (a "sunset" provision ends this tax December 31, 2004), and exemption of certain Ohio business taxes from recent federal tax law "economic stimulus changes" by modifying existing State law tie-ins to the federal tax base. The combination was and is estimated by OBM to produce approximately $283,000,000 in fiscal year 2003.


      o     Selective additional appropriation cuts for certain departments.


Certain other provisions of the legislation were aimed at the future, rather than the current 2002-03 biennium, including the indexing of State income tax brackets to the Gross Domestic Product beginning in July 2005. Several categories of fiscal year 2002 GRF tax receipts were below those in the prior fiscal year. Overall, total GRF tax receipts were 1.1% below those in fiscal year 2001. Fiscal year 2002 nevertheless did end with positive GRF balances of $108,306,000 (fund) and $619,217,000 (cash). This was accomplished by the remedial steps described above, including significant transfers from the BSF ($534,300,000) and from tobacco settlement moneys ($289,600,000). The fiscal year ending BSF balance was $427,904,000, with the entire balance appropriated for GRF use if needed in fiscal year 2003.

On July 1, 2002, the first day of the new fiscal year, the Governor issued an executive order directing a total of approximately $375,000,000 in GRF spending cutbacks for fiscal year 2003 (based on prior appropriations) by agencies and departments in his administration, as well as limitations on hiring, travel and major purchases. This cutback order reflected and was consistent with prior budget balancing discussions between the Governor and the General Assembly. Annual cutbacks ranged generally from 7.5% to 15%, with allocation of amounts and manners determined by the OBM Director in consultation with the affected agencies and departments. Excluded from those cutbacks were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded were appropriations for debt service including lease rental contracts and all State office building rent, and ad valorem property tax relief payments (made to local taxing entities).

Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts for the holidays) and projected additional Medicaid spending of $40,000,000, OBM in late January announced an additional GRF shortfall of $720,000,000 for fiscal year 2003. The Governor ordered immediate additional reductions in appropriations spending intended to generate an estimated $121,600,000 of GRF savings through the end of the Fiscal Year (expressly excepted were appropriations for or relating to debt service on State obligations). The Governor also proposed for the General Assembly's prompt consideration the following additional revenue enhancements, transfers and expenditure reductions for fiscal year 2003 requiring legislative authorization to achieve the indicated financial effects as estimated by OBM:

o A 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30,000,000 savings. This reduction is in addition to the prior local government fund distribution adjustments noted below.

o Transfers to the GRF from unclaimed funds ($35,000,000) and various rotary funds ($21,400,000).

o A one-month acceleration in sales tax collections by vendors filing electronically, to produce $286,000,000.

o An additional increase in the cigarette tax of 45 cents per pack (to a total of $1.00 a pack), to produce approximately $140,000,000.

o A doubling of the current taxes on spirituous liquor and beer and wine, to net an additional $18,700,000.



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


The Governor proposed enactment of these legislative authorizations by March 1, 2003 in order to produce the indicated financial effects by the June 30 end of the fiscal year and biennium. The General Assembly gave its final approval on February 25 to legislation authorizing the first three elements (see above) of the Governor's proposal, but that legislation did not include the proposed additional taxes on cigarettes and spirituous liquor and beer and wine.

OBM projected at the time that the Governor's proposal to the General Assembly and the additional expenditure reductions ordered by the Governor in January, coupled with the previously authorized transfer to the GRF of the then available and unused balance in the BSF, would result in a positive GRF fund balance at June 30, 2003. To offset the General Assembly's enactment of legislation that did not include the proposed additional taxes on cigarettes and liquor, beer and wine, the Governor on March 25 ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of fiscal year 2003. Included were reductions (generally at an annualized rate of 2.5%) of $90.6 million in State foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess food stamp administration funds available to offset the need for further expenditure reductions. Expressly excepted from those reductions were appropriations for or relating to debt service on State obligations.

Based on the Administration's continuing monitoring of revenues, and as an anticipated step in the then ongoing 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimates to the General Assembly on June 11, 2003. Those estimates revised fiscal year 2003 revenues downward by an additional $200,000,000 over OBM's January 2003 adjusted baseline, based primarily on updated income and sales tax receipts through May 31. The Governor and OBM addressed this additional fiscal year 2003 revenue shortfall through additional expenditure controls and by drawing upon $193,000,000 of federal block grant aid made available to the State prior to June 30 under a federal law effective on May 28, 2003.

The State ended the 2002-03 biennium with a GRF fund and cash balances of $52,338,000 and $396,539,000, respectively, and a balance in the BSF of $180,705,000.

Additional appropriations actions during the biennium, affecting most subdivisions and local libraries in the State, relate to the various local government assistance funds. The original appropriations act capped the amount to be distributed in fiscal years 2002 and 2003 to essentially the equivalent monthly payment amounts in fiscal years 2000 and 2001. Subsequent legislation amended the level to the lesser of those prior fiscal year amounts or the amount that would have been distributed under the standard formula.

Current Biennium. The GRF appropriations bill for the current biennium (beginning July 1, 2003) was passed by the General Assembly on June 19, 2003 and promptly signed (with selective vetoes) by the Governor June 26. Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor's proposed budget, incorporated in the related appropriations bill as introduced and in the bill's versions as passed by the House and the Senate, and in the Act as passed and signed. (The same is true for the separate Department of Transportation and Bureau of Workers' Compensation appropriations acts containing lease-rental appropriations for certain OBA-financed ODOT, DPS and BWC projects.)

The Act provides for total GRF biennial expenditures of approximately $48.8 billion. Those authorized GRF expenditures for fiscal year 2004 are approximately 5.8% higher than the actual fiscal year 2003 expenditures (taking into account fiscal year 2003 expenditure reductions), and for fiscal year 2005 are approximately 3.5% higher than for fiscal year 2004. The following are examples of increases in authorized GRF biennial expenditures compared with actual 2002-03 expenditures in major program categories: primary and secondary education 5.1%; higher education 4.4%; mental health and mental retardation 4.1%; Medicaid 19.9%; and adult and juvenile corrections 5.7%.

The above expenditure levels reflect among other expenditure controls in the
Act: Medicaid cost containment measures including pharmacy cost management initiatives, limited expenditure growth for institutional services and implementation of managed care for higher-cost populations; continued phase-out of certain tangible personal property tax relief payments to local governments; the closing by consolidation of three institutional facilities during the biennium; adjustments in eligibility guidelines for subsidized child care from 185% to 150% of the federal poverty level and freezing certain reimbursement rates; no compensation increases for most State employees in fiscal year 2004 and limited one-time increases in fiscal year 2005; and continued limitation on local government assistance fund distributions to most subdivisions and local libraries to the lesser of the equivalent monthly payments in fiscal years 2000 and 2001 or the amount that would have been distributed under the standard formula.

The GRF expenditure authorizations for the biennium also reflect and are supported by revenue enhancement actions contained in the Act including:

o A one cent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each Fiscal Year to which it applies.

o Expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, projected in the aggregate to produce approximately $69,000,000 annually. (The inclusion of satellite television in the sales tax base, projected to produce approximately $21,000,000 annually, is subject to a legal challenge.)

o Moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected to produce approximately $29,000,000 annually.

o Elimination of the sales tax exemption for WATS and 800 telecom services coupled with the enactment of a more limited exemption for call centers, projected to produce approximately $64,000,000 annually.

o Adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for

Tax Purposes Act ("UDITPA") for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected in the aggregate to produce approximately $35,000,000 annually. The Act also reflects the draw down during the biennium of an additional approximately $582,000,000 of federal block grant and Medicaid assistance aid made available to the State under a federal law effective May 28, 2003.

Litigation pending in the Ohio Court of Claims contests the Ohio Department of Human Services ("ODHS", now "Ohio Department of Job and Family Services") former Medicaid financial eligibility rules for married couples when one spouse is living in a nursing facility and the other resides in the community. ODHS promulgated new eligibility rules effective January 1, 1996. ODHS appealed an order of the federal court directing it to provide notice to persons potentially affected by the former rules from 1990 through 1995, and the Court of Appeals ruled in favor of ODHS; plaintiff's petition for certiorari was not granted by the US Supreme Court. As to the Court of Claims case, it is not possible to state the period (beyond the current fiscal year) during which necessary additional Medicaid expenditures would have to be made. Plaintiffs have estimated total additional Medicaid expenditures at $600,000,000 for the retroactive period and, based on current law, it is estimated that the State's share of those additional expenditures would be approximately $240,000,000. The Court of Appeals has certified the class action and notice has been sent to the members of the class. Trial for liability only was completed in the Court of Claims in January 2003 and all post-trial briefs have been filed with that Court.

The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection or defend the State in war.) The Constitution provides that "Except the debts above
specified....no debt whatever shall hereafter be created by, or on behalf of the state."

By 17 constitutional amendments approved from 1921 to the present, Ohio voters have authorized the incurrence of State general obligation ("GO") debt and the pledge of taxes or excises to its payment. All related to the financing of capital facilities, except for three that funded bonuses for veterans and one that funded coal technology research and development. Currently, tax supported general obligation debt of the State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, and conservation. Although supported by the general obligation pledge, highway debt is backed by a pledge of and has always been paid from the State's motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes.





A 1999 constitutional amendment provides an annual debt service "cap" applicable to future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, new bonds may not be issued if future Fiscal Year debt service on those new and the then outstanding bonds of those categories would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the Fiscal Year of issuance. Those direct obligations of the State include, for example, special obligation bonds issued by the Ohio Building Authority and the Treasurer of State, and previously by the Ohio Public Facilities Commission ("OPFC"), that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the

OBM Director as the State official to make the 5% determinations and certifications. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments.





In addition to its issuance of highway bonds, the State has also financed selected highway infrastructure projects by entering into agreements that call for payments to be made from federal transportation funds allocated to the State. Payments by the State under those agreements are subject to biennial appropriations by the General Assembly. OBM estimates the highest future Fiscal Year payments under those current arrangements to be $79,602,448. In the event of any insufficiency in those anticipated federal allocations to make payments on State bonds, the payments are to be made from any lawfully available federal moneys appropriated to ODOT for the purpose, and in the case of continued insufficiency the ODOT Director is to request a General Assembly appropriation for the purpose.

State agencies also have participated in office building and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State has entered into lease-purchase agreements with terms ranging from 7 to 20 years, Certificates of Participation ("COPs") have been issued that represent fractionalized interests in or are payable from the State's anticipated payments. The number and amount of COPs issued in connection with those agreements have varied and will continued to vary. OBM estimates the highest future fiscal year payments under those agreements which are primarily made from GRF appropriations, to be $4,603,524. Payments by the State are subject to biennial appropriations by the General Assembly with the lease to renew if appropriations are made. Generally, the OBM Director's approval of such agreements is required, particularly if COPs are to be publicly-offered in connection with those agreements.





A statewide economic development program assists the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees. The law authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these obligations with a general maximum of $500,000,000 to be outstanding at any one time (excluding bonds issued to meet guarantees, if any). The aggregate amount from the liquor profits to be used in any fiscal year in connection with these bonds (except for bonds issued to meet guarantees) may not exceed $45,000,000. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $800,000,000. A 1996 issue of $168,740,000 of taxable bonds refunded outstanding bonds and provided additional loan moneys for facilities and equipment. $101,980,000 of taxable forward purchase bonds were issued in 1998 to refund, as of 2006, term bonds of the 1996 issue stated to mature in 2016 and 2021. The State, in July 2003, issued $50,000,000 in bonds for Innovation Ohio projects and in November 2003, issued $50,000,000 in bonds for research and development projects. Pursuant to a 2000 constitutional, the State has issued a first series of $50,000,000 of bonds for revitalization purposes that are also payable from State liquor profits. The maximum annual debt service on all state bonds payable from State liquor profits is $26,777,576 in Fiscal Year 2009.

Certain State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission. By judicial interpretation, such revenue bonds do not constitute "debt" under the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.





Litigation, similar to that in other states, has been pending in Ohio courts since 1991 questioning the constitutionality of Ohio's system of school funding and compliance with the constitutional requirement that the State provide a "thorough and efficient system of common schools". On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years.





In its prior decisions, the Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.

On March 4, 2003, the plaintiffs filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the State petitioned the Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Supreme Court for guidance as to the proper course to follow. On May 16, 2003, the Supreme Court granted that writ and ordered the dismissal of the motion before the trial court. And on October 20, 2003 the United States Supreme Court declined to accept the plaintiff's subsequent petition requesting further review of the case.

The General Assembly has taken several steps, including significantly increasing State funding for public schools, as discussed below. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of State general obligation debt for school buildings and for higher education facilities. December 2000 legislation addressed certain mandated programs and reserves, characterized by the plaintiffs and the Court as "unfunded mandates."

Under the current financial structure, Ohio's 612 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from State subsidy appropriations (the primary portion of which is known as the Foundation Program) distributed in accordance with statutory formulas that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those Fiscal Years in which appropriations cutbacks were imposed.

School districts also rely upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have expressed varying degrees of difficulty in meeting mandated and discretionary increased costs. Local electorates have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.

The State's present school subsidy formulas are structured to encourage both program quality and local taxing effort. Until the late 1970's, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings, or other measures. For more than 20 years, requirements of law and levels of State funding have sufficed to prevent school closings for financial reasons, which in any case are prohibited by current law.

To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates. Many districts have submitted the question, and income taxes are currently approved in 127 districts.

Original State basic aid appropriations for the 1992-93 biennium of $9.5 billion provided for 1.5% and 4.8% increases in the two fiscal years of the biennium over appropriations in the preceding biennium. The reduction in appropriations spending for fiscal year 1992 included a 2.5% overall reduction in annual Foundation Program appropriations, and a 6% reduction in other primary and secondary education programs. The reductions were in varying amounts, and had varying effects, with respect to individual districts; there were no reductions for the 172 districts with the lowest per pupil tax valuations. Foundation payments were excluded from the Governor's Fiscal Year 1993 cutback order.

Subsequent biennial school funding State appropriations from the GRF and Lottery Profits Education Fund (but excluding federal and other special revenue funds) were:

o 1994-95 - $8.9 billion provided for 2.4% and 4.6% increases, respectively, in State aid in the biennium's two fiscal years.

o 1996-97 - $10.1 billion representing a 13.6% increase over the preceding biennium total.

o     1998-99 - $11.6 billion (18.3% over the previous biennium).

o     2000-01 - $13.3 billion (15% over the previous biennium).

o 2002-03 - $15.2 billion (17% over the previous biennium before the expenditure reductions).

State appropriations for the purpose made for the 2004-05 biennium were $15.7 billion (3.3% over the previous biennium), and represented an increase of 0.01% in fiscal year 2004 over 2003 and 2.2% in fiscal year 2005 over 2004 when compared to original State appropriations.

Those total State 2004-05 biennial appropriations excluded non-GRF and federal appropriations, but include appropriations from the GRF and the lottery profits education fund ("LPEF"). The amount of lottery profits



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transferred to the LPEF totaled $686,020,000 in fiscal year 2000, $655,036,000 in Fiscal Year 2001, $635,150,000 in fiscal year 2002, and $671,352,000 in fiscal year 2003. Ohio participation in the multi-state lottery commenced in May 2002. A constitutional provision requires that net lottery profits be paid into LPEF to be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities.

In response to the 1997 Ohio Supreme Court decision holding certain provisions for local school district borrowing unconstitutional, the General Assembly created the school districts solvency assistance program. Beginning in fiscal year 1999, local school districts in fiscal emergency status as certified by the Auditor of State could apply for an advancement of future year Foundation Program distributions. The amount advanced was then deducted, interest free, from the district's foundation payments over the following two-year period. Six school districts received a total of approximately $12,100,000 in solvency assistance advancements during fiscal year 1999, with another six districts receiving a total of approximately $8,657,000 in fiscal year 2000. This solvency assistance program was held to be not in compliance with the Constitution by the Supreme Court. In fiscal year 2001, four districts received approximately $3,800,000 under a restructured solvency program. The program was further modified in December 2000 to allow districts that experience an unforeseen catastrophic event to apply for a grant. In fiscal year 2002, three districts received catastrophic grants totaling $2,569,970 and one district received a solvency advance in the amount of $421,000. In fiscal year 2003, three districts received solvency advances in the amount of $8,742,000 and no districts received catastrophic grants.

Legislation was enacted in 1996 to address school districts in financial straits. It is similar to that for municipal "fiscal emergencies" and "fiscal watch", but is particularly tailored to certain school districts and their then existing or potential fiscal problems. There are currently seven school districts in fiscal emergency status and five in fiscal watch status. New legislation has created a third, more preliminary, category of "fiscal caution." A current listing of school districts in each status is on the Internet at http://www.auditor.state.oh.us.

Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from State resources. For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Eight municipalities and one township are in "fiscal emergency" status and seven municipalities in preliminary "fiscal watch" status.

At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The Constitution has since 1934 limited the amount of the aggregate levy of ad valorem property taxes on particular property , without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation (commonly referred to in the context of Ohio local government finance as the "ten-mill limitation").


Risk Factors Affecting the Oregon Fund


The following information is a summary of special factors affecting the Oregon Municipal Series ("Oregon Fund"). It does not purport to be a complete description and is based in part on (1) the December 2003 Oregon Economic and Revenue Forecast prepared by the Oregon Department of Administrative Services, and (2) an October 28, 2003, Official Statement prepared by the State of Oregon Treasurer for the issue of General Obligation Pension Bonds, Series 2003 (Federally Taxable).


Oregon Economic Review and Forecast


Summary of Recent Trends. The third quarter initial estimate of job growth was a drop of close to 0.8%. This follows a job decline of 3.4% at an annual rate for the second quarter. The "job loss" nature of this recover period continues. On a year-over-year ("Y/Y") basis, job growth in the third quarter was at negative 1.4%. What was an improving Y/Y growth has slipped back to a further decline. With only one more quarter of data to go, the year 2003 will most likely be a job less year, the third consecutive year of job declines.

Total private nonfarm employment declined by 1.1% in the third quarter. Within manufacturing, sectors with large declines were computer and electronic products, food, and natural resources and mining. Manufacturing would have posted job losses if not for the large job gains in transportation equipment. In the service producing



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sectors, declines stretched across wholesale trade, transportation and warehousing, information, educational services, and leisure and hospitality. Financial activities was the only sector with sizeable job gains. The government sector had a net increase in jobs due to employment gains in local government.





The most recent Blue Chip Job Growth rankings place Oregon 42nd in the nation for Y/Y job growth. Between September 2002 and September 2003, jobs decreased by 17,600 or 1.05%. A year ago, Oregon ranked 26th.

Nevada's job growth has slowed picked up and ranks 1st in the country. California had job losses over the year and ranks 33rd. Idaho had job gains placing the state at 7th for the period. Washington experienced mild job losses placing it at 26th amount the 50 states. A year ago, California ranked 22nd, Idaho ranked 9th and Washington ranked 42nd among the 50 states.

The forecast by the Office of Economic Analysis ("OEA") for third quarter annualized job growth was a minus 0.4% compared to the reported minus 0.8%. Job growth was positive in manufacturing and slightly weak in non-manufacturing sectors. Unless noted otherwise, all percentage rates discussed below reflect annualized rates of change for the third quarter of 2003.

Total private employment lost 3,600 jobs from the second quarter for a 1.1% decline. Manufacturing increased by 0.3% while private non-manufacturing declined by 1.2%. The government sector also had gains of 310 jobs for growth of 0.5%.

Manufacturing managed positive growth due to the transportation equipment sector, which grew 23.0%, a gain of 870 jobs. Computer and electronic products, which includes the semiconductor sector, lost 720 jobs for a growth decline of 6.8%. The high technology manufacturing sector has lost 20.0% of its workforce since the first quarter of 2001.





Wood products employment fell by 250 jobs for a 3.2% decline. While the lower mortgage rates have helped this industry, the nonresidential side remains week.





Non-durable manufacturing jobs decreased by 2.3%. Food and kindred jobs decreased by 5.5% for the quarter. Other non-durable goods, which include paper and allied products, managed marginal job gains of 0.3%.

With in the private non-manufacturing sector, construction recovered from losses during the second quarter with a 2.6% gain. Financial activities increased jobs by 3.5% and retail trade employment rose by 1.1%. Notable declines in employment were in the wholesale trade sector with minus growth of 4.6%, transportation, warehousing, and utilities, also with a decline of 4.6%, and leisure and hospitality declined 6.2%.





Government sector employment increased 0.5%. Local government job gains were mainly responsible for the marginal rise in government employment. Although local governments hired 3.3% more workers, the year over year job growth is down 2.1%. State government jobs fell 5.7%. The federal government has started to cut cost associated with security issues and is trimming Transportation Security Administration jobs at Portland International Airport. Federal jobs fell 3.3% in the third quarter.

Short-Term Outlook

Overview. The national economy turned in a stellar performance for the third quarter with an 8.2% increase in GDP, the highest quarterly increase since 1984. The consensus among economists is close to 4.0% growth for 2004. Recent monthly employment data for Oregon show job increases for August and September. The news points to the end of the "job-less recovery" and the start of economic growth that creates jobs. In terms of business cycles, this is like a turning point within a turning point. The economy entered the recovery phase with increased production but accompanied by job losses. The final component of the recovery phase is hopefully here. But turning points are what give forecasters gray hair. They are notoriously difficult to predict. OEA remains at the upside of code orange - cautiously optimistic OEA projects that code orange will change to code green. Although a mile increase of jobs is forecast for the fourth quarter of this year, 2003 will still be a job loss year on average with a decline of 0.6%. Jobs will not reach their pre-recession level until mid 2005. Annual average job growth is forecasted to be 1.0% in 2004, 2.4% in 2005, and 2.0% in 2006.

Manufacturing employment mildly improved the last quarter, but the annual average for 2003 will still show a decline of 3.0%. The recovery will be very weak with job growth averaging less than 1.0% through 2006.



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Manufacturing is expected to be flat in 2004 and grow by 0.9% in 2005.
Employment will still be below average job levels in 2000.

Wood products employment will decline3.2% in 2003. Job losses will be less in the near horizon with declines of 1.4% in 2004 and 0.2% in 2005..

The sector that contains semiconductors, computers and electronic products will show a substantial drop of 6.2% in 2003. The slowdown in this sector will slowly reverse with 1.6% job gains in 2004. Jobs are expected to grow 2.9% in 2005. Our forecast horizon goes out to 2011 and job levels still fail to reach the peak year of 2001.

Transportation equipment will increase by 10.0% in 2003. Although job gains surged in the third quarter of 2003, a large part of the gain is expected to be temporary. Jobs will rise by 4.5% in 2004. Slight loss of jobs will prevail at a 0.7% decline in 2005.

Metals manufacturing will decline by 0.8% in 2003. Losses will be less in 2004 with a 0.5% decline before turning positive with growth of 0.7% decline in 2005.

Construction will repeat the slowdown of 2002 with a decline of 2.1% in 2003. This sector is expected to rebound in 2004, with growth of 1.8%. Growth will be positive in 2005 at 3.7%.

Although retail trade will finish 2003 on a positive note, the average job gain for the year is essentially flat. Wholesale trade job growth will remain relatively weak in 2003 with a decline of 1.0%. Retail jobs will increase once again by 1.0% in 2004 and 2.0% in 2005. Wholesale trade will see annual job growth of 0.8% in 2004 and 2.0% in 2005.

Professional and business services will see strong growth after 2003. Mild job gains of 0.3% in 2003 will be followed by growths of 3.7% in 2004 and 5.3% in 2005.

Health services have weathered the recession and jobs will grow 1.5% in 2003, 2.1% in 2004, and 3.2% in 2005.

Although federal government employment should increase by 0.1% in 2003, state government jobs are expected to decline by 1.8% and local government jobs will fall by 1.6% in 2003. The roles are reversed in the next two years with federal government jobs declining and local government jobs increasing. State government employment is projected to have another job loss year in 2004 before adding workers in 2005.

Population growth is expected to be slightly higher than the US average, but much slower than the growth experienced in the mid-1990s. Slower but increasing growth will prevail over the next three years, with increases of 1.0% in 2003, 1.2% in 2004 and 2005.

Forecast Changes. OEA's December 2003 Oregon economic forecast continues to call for the `job-loss' recovery to give way to a job creating recovery in the last quarter of this year. The job gains are delayed compared to our earlier forecast and thus 2004 is slightly weaker in this forecast. The recovery builds strength as job gains slowly advance as the economy finishes 2004 and moves into 2005.

OEA's December 2003 Oregon economic forecast reflects an increase in personal income and a decrease in employment levels. The personal income increase stems from raised revisions to the state numbers. Most of the increase is due to stronger transfer payments and dividends, interest and rents. The employment decrease is based on weaker performance of the Oregon economy in the third quarter of 2003 and lowered national forecasts. The projected recovery is weaker in 2004 and slightly higher in 2005 than previously forecasted.





The forecast for total nonfarm jobs has been revised down 0.1% in 2003, 0.2% in 2004, and raised 0.1% in 2005. National economic growth has been slightly weaker than anticipated. Third quarter job growth in Oregon was also slower than anticipated. The recovery once again is being marginally delayed with a very slight stronger outlook for the end of 2004 and 2005.





The wood products sector for 2003 is 0.3% higher than the September 2003 forecast. Commodity prices have recently increased, assisted by low mortgage rates. The forecast is revised up 0.7% in 2004 and 0.1% in 2005. These are minimal changes and the industry is expected to remain relatively flat through the forecast horizon.



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The high technology sector forecast was reduced 0.9% for 2003, 2.0% for 2004, and 3.6% for 2005 reflecting weaker than expected growth. This sector is expected to improve through 2005 but faces stiff world-wide competition and low-cost opportunities for offshore sourcing.

The information sector forecast is lowered 0.6% in 2003, 0.3% in 2004, and no change for 2005. This sector reflects some of the same forces as the high technology sector.

Construction forecasts are lowered by 0.2% in 2003, 0.4% in 2004, and raised 0.4% in 2005. Even though rising mortgage rates will dampen residential housing, increases in jobs and incomes will mitigate this effect. The nonresidential side of construction is looking marginally better for 2005 than compared to the earlier forecast. Retail trade was raised 0.4% in 2003, 0.3% in 2004, and 0.7% in 2005. Stronger national outlook combined with a stronger than expected third quarter increase in Oregon jobs has lifted this forecast.

Personal Income Components. Personal income is forecast to grow by 2.9% in 2003, followed by growth of 5.0% in 2004 and 5.5% in 2005. Wage and salary income will grow 1.0% in 2003, 5.1% in 2004, and 6.2% in 2005.

Non-farm proprietors' income will grow 5.4% in 2003. Growth in this income component will increase to 6.2% in 2004 and 5.0% in 2005.

Per capita income in Oregon will stay below the US average in 2003 through 2011. With faster growth forecasted for the Oregon economy, per capita income will move towards the US average after 2007.

Goods-Producing Sectors. Although the record low mortgage rates have slowly climbed up from their lows, they are still the lowest rates on 40-years. Earnings at lumber and wood firms have improved and stock prices have been bid up. The demand for lumber and structural panels has been the best the industry has seen since 1999. The Random Lengths Composite Price (Random Lengths Publications, September 2003) for lumber was $375 per thousand feet, up from $336 in August and substantially more than the $285 in September2003. The outlook for mortgage rates is continued slow rise and thus the housing market is expected to soften..

The Western Wood Products Association expects housing starts in the US to decline slightly to 1.69 million units. The Association expects lumber production in the West to decline 1.4% in 2004.

Although the departure of Louisiana Pacific ("LP") headquarters to Nashville, Tennessee will be the loss of another headquartered firm, LP will still have offices and employees in the Portland area. Counter to the closure announcements of the past, Roseburg Forest Products completed a $17 million sawmill upgrade with added capacity to meet demands from large home improvement stores.





Early signs of a revival in the high technology industry are finally showing up.. The World Semiconductor Trade Statistics board forecasts sales for 2003 to be up 14.2% and even stronger growth of 19.4% in 2004. The semiconductor book-to-bill ratio remained below 1.0% but orders are up 3.9% in September compared to August. Favorable earnings news and increased capacity utilization from chip manufacturers are encouraging signs. Global sales of chips were up 12.5% in August on a year-over-year basis. The trend in Oregon is a mixed bag, further indication that this sector is still in a transition phase. SUMCO in Salem announced the anticipated layoffs of 190 workers. In the Gresham area, Merix completed renovations of a printed circuit board facility and plans to hire 180 workers over the next year and a half. This long awaited recovery is unlikely to produce the same surge in jobs as was true after the 1991 recession. Offshore outsourcing has become a larger factor for this industry as products move from unique differentiated goods to more commodity status. As the US and global economies improve, Oregon firms in this sector will begin to hire, but the job increase will be relatively mild compared to the employment gains of the 1990's.

The headlines in the transportation equipment sector have shifted from the large truck and RV manufacturers to smaller producers. BMC Motorcycles of Bend is considering expansion of its operation and completion of all the manufacturing in-house rather than through outsourcing. A bicycle producer, King Cycle Group, is moving headquarters from California and setting up shop in the Portland area. But the press is also good in the heavy-duty truck and RV industries. The EPA engine standards that took place October 2002 have not caused a precipitous drop in truck demand. Recover appears well under way with 2004 looking at even stronger demand. Uncertainty still surrounds Boeing and its plans for the near future in our state.

Metals and manufacturing will struggle as aluminum production does not appear to be improving any time soon. Global Metallurgical Inc. will not reopen its Springfield plant after a payback agreement to not operate from



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Bonneville Power Administration has expired. Atlas Copco Wagner, a Portland area maker of mining equipment with 160 employees, will close in the spring of 2004. Overall, the OEA expects this industry to follow the US sector with mild growth returning in 2005.

Employment in food processing is forecast to decrease 2.2% in 2003, 3.3% in 2004 and 0.9% in 2005. As global markets recover, relief from export markets should protect this sector from further declines.

In other manufacturing areas, the recent news is mixed with expansions and closures. Viking Industries in Gresham, a maker of vinyl windows, will layoff around half of its 323 workforce. Winner's Choice, a John Day producer of bow strings, will move to larger facilities. Georgia-Pacific has almost completed its new tissue-paper machine in its Wauna paper mill and plans to add 110 workers. Weyerhaeuser will permanently close its containerboard plant in North Bend where 158 workers were employed. Gem Equipment, a maker of stainless steel food processing equipment, will expand its workforce at its two locations in Woodburn and Mt. Angel.

Construction employment is projected to increase in the fourth quarter, but this will not be enough keep the year from having job losses. Jobs are expected to decrease by 2.1% in 2003 and increase 1.8% in 2004 and 3.7% in 2005. With mortgage rates dipping below 6.0% in 2003, housing starts have remained strong. With a national recovery underway in the second half of 2003 and into 2004, mortgage rates are expected to rise. But the Federal Reserve has presented a low interest rate stance into 2004, so any rise in rates from a stronger economy will be kept mild by this policy. Given the present strength of the housing market, there is little room for further growth. The industrial and office sectors in Oregon appear to be turning the corner. Grubb & Ellis reports office vacancy rates in the Portland metro area have dropped in the 3rd quarter of 2003 for the first time in three years and net absorption rates have turned positive for two consecutive quarters (net absorption rates measure the change in occupied space from one time period to the next). The industry market appears to be lagging the office market by about two quarters. Even with the slightly brighter outlook, Grubb & Ellis' projection for the Portland office market:
"Given current market conditions and historical market absorption, this recovery will take at least three years." The only bright areas (other than residential) for construction right now are public projects covering highways and schools. Construction is a volatile sector, but the outlook becomes brighter as we head into 2004.

Service-Producing Sectors. Trade, transportation and utilities sector employment will mildly increase at the end of 2003 followed by 0.9% in 2004 and 2.0% in 2005. The Conference Board Consumer Confidence index in October was up, but the index has been slightly up and down since April. Third quarter GDP numbers report a large rise in personal consumption expenditures of 6.6%. The federal tax cuts in July appear to be bolstering consumer spending. Although the tax cuts are over and mortgage refinancing has slowed, the stronger economy should lift personal income and provide a basis for continued personal consumption. Retail establishments are adding capacity such as the planned 100,000 square foot expansion of Washington Square set for completion in 2005. From home improvement stores Lowe's and Home Depot to small retailers, this sector looks to be on the rebound. This sector will improve in 2004 and 2005.

The information sector, which includes traditional publishers such as newspapers and publishers of software, is expected to follow the state economy. Calence, a provider of networking services to businesses, opened a new office in Lake Oswego to service customers in the Pacific Northwest. Along with the high technology downturn, this sector is expected to lose jobs at a 2.7% rate in 2003. Mild growth will return at 1.06% in 2004 with stronger growth of 2.7% in 2005.

Continued low interest rates should assist the financial activities sector. Finance companies dealing exclusively in mortgages and refinancing will see their business slow as interest rates slowly climb in 2004. Already, mortgage applications measured by the Mortgage Bankers Association are down 65% from the peak in May while refinance applications are down 7% at the end of October compared to four weeks ago. One casualty of this slowdown is Capitol Commerce Mortgage in Lake Oswego, which closed its doors at the end of August. Annual employment is expected to increase by 0.3% in 2003, 1.7% in 2004, and 2.9% in 2005.

Professional and business services are projected to finish 2003 with 0.3% growth. Employment in this sector will be boosted by two call centers, T Mobile and LiveBridge, who combined plan to hire 920 workers over the next few years. Job growth is projected at 3.7% in 2004 and 5.3% in 2005.

Education and health services will grow 1.6% in 2003, 1.7% in 2004, and 3.0% in 2005. Health service was one of the few sectors to add jobs through the recession. Employment gains will continue in the near future with additions like the Providence Health System hospital and medical offices scheduled for Newburg. Some facilities may feel



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the tightness of the state's government budget as evidenced by the close of
Magnolia Manor, a nursing home in Salem.

Leisure and hospitality is projected to decline 0.3% in 2003, 0.6% in 2004, and turn to positive growth of 2.1% in 2005. The decline in 2004 is a consequence of looking at yearly averages. The quarterly growths are all positive for 2004, starting very mild growth in the first two quarters. But stronger job losses in the second half of 2003 tend to pull the average down for 2004. As geopolitical risks appear to lessen, tourism may see better days ahead, especially from foreign travelers. The new direct flights from Germany should help this sector.

Growth in the government sector will decrease by 1.5% in 2003. The recession has lowered tax revenues resulting in less hiring at federal, state, and local levels. Local governments across the state have announced layoffs based on projected budget shortfalls. While there is a leveling off for the K-12 school age population, the enrollment numbers continue to climb for higher education. A temporary tax increase may alleviate some of these job cuts, but it's future is unknown as an initiative drive is under way to place the issue before voters in early February. After a burst of hiring by the Transportation Security Administration, this federal agency is in the process of cutting costs and jobs, specifically at Portland International Airport. The government sector is expected to increase jobs by 0.2% in 2004 and 1.2% in 2005. The budget shortfalls could very easily change the job picture to one of job losses well into 2004.

Alternative Scenarios. The baseline forecast is our projection of the most likely outcome for the Oregon economy. As with any forecast, other scenarios are possible. The economy could either under- or over perform relative to our baseline forecast. We broadly call these forecasts the Optimistic and Pessimistic scenarios. While we attach the highest probability to the baseline forecast, these other outcomes are within the realm of possibilities. The alternative scenarios are derived from Global Insight's alternatives for the national economy. Given that 2003 is almost complete, there is very little difference from the baseline forecast.

Optimistic Scenario: The main battle with Iraq is over and the transition phase is progressing with an end in sight. Businesses and consumers pick up previous plans to spend on information technologies. International economies recover more quickly with strong growth. As the economy picks up speed, state and local tax revenues recover more quickly and previous spending cuts turn to increased spending. Oregon's economy directly benefits from this surge in businesses and consumer spending. Manufacturing employment increases more rapidly compared to the baseline forecast. The nonmanufacturing sector is pulled along with the expanding economy. Interest rates are slowly pushed up as is inflation. The boom period gives way to a slower but more historical long run growth path. Growth expands faster in the second half of this year, with the stronger growth occurring in 2004. By the end of 2005, the Oregon economy has fully recovered from the recession.

Pessimistic Scenario: Although the ground fighting is over, the reconstruction phase in Iraq goes badly with increased hostilities in the Middle East. Oil prices stay relatively high and the stock market takes another beating. Although the consumer stepped up spending following tax cuts in 2003, the boost is short-lived. Consumer confidence fades away and spending is curtailed. Capacity utilization rates increase but still are quite weak, and with productivity still strong, business hiring is rather slow. The US economy finds itself stuck with very low growth and rising unemployment rates as job hiring falls short of increases in the labor force. The very reasons for Oregon's hard hit through the recession continue to cause high unemployment and very little job gains. This `go nowhere' economy lasts through 2004 before lower interest rates and federal government stimulus packages start to revive the economy. Businesses have long overdue capital spending which starts to revive in late 2005, early 2006. By the end of 2006, recovery is in full swing but still employment is below pre-recession levels.





Forecast Risks. Most economists believe that the economic recovery is in place. The only missing element is the job market. Industrial production has picked up and is efficiently handling the increase without more workers. But GDP turned in a whooping 8.2% increase in the third quarter of this year and expectations are for 4.0% growth in 2004. Will this increased growth be enough to create more jobs? Oregon will be pulled along with a stronger US economy. The question really related to the risks of slower growth and thus very little relief to the unemployment situation in the state.


The major risks now facing the Oregon economy are:


o Geopolitical risks. Although the combat phase of the war is over, uncertainty still surrounds the transition in Iraq, tensions with North Korea, and code orange security alerts. All are all weighing heavily on



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      businesses and consumers. Disruptions on travel, oil supplies, and consumer confidence could be severe. Oregon will not receive many direct funds from an increase in defense spending. The drop in business activity could be deeper if this uncertainty persists or if the transition out of war goes badly for the US. There is also an upside risk that transition issues are settled quickly and the stimulus to recovery is stronger than forecast.





o Falling US Dollar. As the dollar depreciates against other foreign currencies, US exports are promoted. Oregon's manufacturing sector has a large dependency on international markets. If the US dollar falls too quickly, this could harm Oregon's trading partners, weakening their economies and lowering their demand for Oregon products. A controlled lowering of the US dollar is most beneficial to the Oregon economy.





o A further sharp and major stock market correction. This would further slow already dampened consumer spending. Lower stock prices could also limit the ability of businesses to raise necessary capital in the equity markets.

o A possible collapse of the housing market. The extremely low interest rates have caused a boom in home refinancing. As this activity matures and begins to slow, the added boost to consumer spending may also slow. Any drop in home price appreciations coupled with a large drop in mortgage refinancing could slow down consumer spending. Continued gains in personal income will be needed to keep consumer spending from falling.

o Rising regional energy prices. More businesses may slow production and lay off workers. Natural gas prices have risen the past few months adding to production costs. Oil prices have retreated recently but still are above $25 per barrel. Electricity prices related to natural gas powered turbine engines could also go up. Rate hikes have been in place since October 1, 2001. Bonneville Power Administration may lower rates through new contracts but the level of rates will remain high. An election to form a PUD in the Portland metro area has an unknown impact on rates with arguments for either higher or lower rates.

o Budget shortfalls at state and local governments. The federal stimulus packages in the works could be countered by the fiscal drag from state and local governments. Estimates place the shortfalls for state governments at around $78 billion for fiscal year 2003. Oregon has seen a deeper drop in its revenues compared to most states. To the extent that spending cutbacks hit education and public infrastructure, the state could suffer longer-term impacts. An initiative drive has placed the temporary tax surcharge on the ballot for decisions in early February.




o The recovery for semiconductors, software, and communications could be much slower than anticipated. Continued outsourcing of manufacturing could slow growth in this region. Recent commitments to move research out of the country would be very harmful to Oregon's high technology sector.


Extended Outlook. The Oregon economy grew slower than the US economy in 1998 through 2003. This had not occurred since 1985. Between 2005 and 2009, the US economy is expected to have even slower growth than the slow growth expected in Oregon. Employment growth in Oregon will be much slower than in the mid-1990s.

The slower economic growth of 1999through 2002 also slowed the growth of Oregon per capita income and average wages. The devastating 1980-82 recession slowed the growth of incomes and wages until 1986. As the Oregon economy became more industrially diversified, per capita income and wages grew faster than the nation as a whole. Even though the Oregon economy is projected to grow faster than the nation after 2004, per capita income and average wages are still below the national average. Although the recent period of prosperity has raised these two measures, but they have yet to reach their previous peaks of 1978. The key factors that will fuel the state's long-term growth are:

o Recovery in the semiconductor industry: Increasing demand for computers and communications equipment, and a related increase in orders, will eliminate the excess capacity in the industry. The needs of the Internet should fuel greater demand. The strength in the industry will allow previously announced investment plans by major companies to be carried out in the 2004-2006 period.

o Export growth and rising commodity prices: Global recovery of economies will increase demand for Oregon finished goods and commodities. Oregon is well positioned for trade with Asian countries. Rising commodity prices will benefit agricultural and timber producers in the state.

o Continued strength in domestic markets: Continued economic growth in California and other major domestic markets will fuel demand for Oregon products.


o Business costs advantages: The Oregon economy will benefit from a comprehensive energy plan. If the plan can assure businesses of an abundant, reliable, and relatively inexpensive supply of electricity, the state (and Pacific Northwest) will continue to have a relative energy advantage over other regions. If recent price hikes for electricity and natural gas surpass those for other parts of the country, Oregon could lose this cost advantage. Equally important is an educated work force that contributes to productivity.


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o     Environmental issues: Salmon protection measures, Portland Super Fund, and other issues could change the economic landscape.

o Affordable housing: If housing costs rise faster in Oregon than in the rest of the nation, companies will face increased difficulties recruiting workers. Over the last five years, California, Washington and the nation as a whole have experienced rising housing costs compared to Oregon. If Oregon can maintain a relative cost advantage in housing, this factor will be attractive for firm location.

o Biotechnology and Nanotechnology: These sectors are seen by many as the next growth industries. Portland and the state have launched funding plans to promote the biotechnology sector. The platform for the Oregon Business Plan includes nanotechnology as an emerging field for the state. It is too early to tell if these are the next growth industry and the returns that they may bring.

o Sustainable development: Centered in the Portland area, this movement in the building practices is spreading throughout the US. Uncertainty surrounds the number of jobs associated with this movement, but it may allow gains in market share for construction and consulting firms in Oregon.

o Quality of life: Oregon will continue to attract financially secure retirees. Companies that place a high premium on quality of life will desire to locate in Oregon.

Oregon Index of Leading Economic Indicators. The Oregon Economic and Revenue Forecast report includes analysis based on the Oregon Index of Leading Economic Indicators ("OILI"). The OILI applies the Conference Board's methodology for the US National Leading Index to Oregon-specific components. The OEA anticipates potential changes in these index components over time as Oregon's economy evolves and new and better predictors of economic activity emerge. While it does not measure the magnitude of this economic activity, the Index can identify the direction of future trends. The OILI is therefore a useful supplement to Oregon's economic forecast.

The OILI contains nine components related to business decisions and conditions that tend to trigger an expansion or contraction: (1) national Semiconductor Book-to-Bill Ratio, (2) Oregon residential building permits, (3) Institute for Supply Management's national index, (4) interest rate spread (10-year treasury bond less Federal Funds Rate), (5) the University of Michigan Consumer Sentiment Index, (6) total withholding for Oregon employees, (7) the Federal Reserve Bank of Atlanta Dollar Index (Pacific Excluding Japan), (8) Oregon new business incorporations, (9) Oregon unemployment initial claims, and (10) the Oregonian help-wanted index. The OILI uses component data from January 1995 to July 2003, and Oregon nonfarm employment data for the same period is used as a proxy for general economic activity. According to the nonfarm data, the Oregon economy experienced two recessions over the index period: one occurred from mid-2001 to mid-2002, and the second occurred in late 2002 and continued through the end of the index period. While a "double-dip" recession has not been officially recognized, the second period of Oregon employment contraction late in 2002 is consistent with the jobless recovery observed nationally. Measured against these employment trends, OILI provides four signals in all: OILI signals the first Oregon recession with a considerable ten-month lead and gives a three-month leading signal on the second recession. The remaining two signals, one in 1995 and a second in 1998, give false indications of economic change that possibly reflect an unusual influence on individual components. The 1995 signal, for example, occurs at the start of the data set where outlying numbers are likely, and the 1998 signal roughly corresponds with the Asian Financial Crisis - not altogether an unexpected error given Oregon's ties to eastern trading partners.

The OILI's most recent behavior predicts a recovery for Oregon's economy. Although the OILI's six-month growth rate declined in both June and July, the rate of decline slowed considerably from -2.1% to -0.4%. Since the last period of sustained negative index growth ended in December 2002, persistently smaller percentage losses have at times given way to small percentage gains as individual components revive and the overall index stabilizes.

The OILI has increased 3.6% in August and 6.0% in September. Keep in mind that the OILI attempts to predict changes in economic activity but not the magnitude of that activity. This latest positive growth if it persists, may signal an end to the "job-less" or "job-loss" recovery experienced in Oregon through most of 2003.

The consumer sentiment component reached its highest level since July 2002, recovering from a 2.64% decline in June with a 1.33% increase in July. Unemployment remains high and variable, but the unemployment claims component did recover a 3.9% increase in June with a 7.0% decrease in July. The Institute for Supply Management's national index has posted consistent gains since May and has also contributed to gradual improvements in the OILI. In addition, the dollar index has positively influenced index growth as the weak dollar provides a much-needed stimulus to Oregon's export industry. As the Federal Open Market Commission has, for the time being, elected to keep interest rates low, the interest rate spread also encourages index growth. Although the high rate spread did not necessarily stimulate growth earlier in the recession period, persistently low rates maintain the conditions necessary for increased investment as the business outlook improves. According to OILI,



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then, the Oregon economy shows signs of recovery and should strengthen in the coming months as it follows the reviving national economy with a noticeable lag.

Revenue Forecast

2003-05 General Fund Revenue Forecast. The forecast for General Fund revenues collected during the 2003-05 biennium is $10,817.8 million, surpassing the previous forecast by $74.6 million. Revisions to Personal and Corporate income tax projections account for the increase. The beginning balance for 2003-05 remains at $57.1 million, producing total anticipated resources for the biennium of $10,875.0 million. Resources are now expected to exceed current expenditure projections by $135.8 million.

Personal income tax revenues exceeded forecast by $12.9 for the first quarter of fiscal year 2004. An interesting contrast is developing for tax year 2003. Withholding receipts have been increasing significantly on a year-over year basis since May, despite negligible changes in employment. For the first quarter, withholding exceeded forecast by $7.8 million. Conversely, estimated payments on non-wage income are well below year-ago levels. Given the retrospective criterion for timely estimated payments, this may be as must a product of lower liability levels in tax year 2002 than income weakness in 2003(1). Estimated payments fell $4.1 million below the September forecast.

In addition to higher-than-expected collections during the first quarter of the biennium, recent information derived from 2002 personal income tax returns indicates that tax liability for 2002 may be higher than previously thought. While most of these dollars due have already been received, the increased base affects income and liability estimates for tax year 2003 and beyond. This holds true even though the economic outlook, particularly those factors that effect taxable income, has not changed significantly. The forecast for personal income tax collections is $9,430.9 million, an increase of $50.1 million over the September forecast for the biennium.

Corporate income tax collections amounted to $84.2 million for the first quarter, $20.1 million higher than anticipated in the September forecast. Advanced payments exceeded projections by $11.8 million, fueled by significant increases in payments from the manufacturing sector. Net final payments on prior tax years also contributed to the unanticipated strength incorporate collections. Revenues were 45.8% higher than for the same quarter a year ago.

Corporate income tax collections amounted to $84.2 million for the quarter, $20.1 million higher than anticipated in the September forecast. Advanced payments exceeded projections by $11.8 million, fueled by significant increases in payments from the manufacturing sector. Net final payments on prior tax years also contributed to the unanticipated strength in corporate collections. Revenues were 45.8% higher than for the same quarter a year ago.

Corporate income tax receipts are expected to total $583.6 million for the biennium, $26.9 million above the prior forecast. As indicated above, the majority of these dollars appeared as unanticipated collections in the first quarter. The remaining increase is attributable to slightly higher corporate profit projections during the biennium. Per Oregon's "Kicker" law, if actual corporate income tax revenues exceed the COS forecast by 2%, all revenues above the COS forecast would be distributed back to corporate tax filers in the form of a tax credit. The 2% threshold for the 2003-05 biennium is $11.0 million. The current forecast would imply a $34.2 million kicker rebate, which is reflected as a reduction in 2005-07 corporate income tax revenues.

Revenues from non-income tax sources total $803.3 million, a $2.4 million decrease from the September forecast. The revision is the result of reduced expectations for Liquor Apportionment and Excess Security Fund revenues. Projections for most sources are unchanged due to minimal evidence from which to discern changes in trends or other collection patterns.

The revenue forecast represents the most probable outcome given available information. OEA feels that it is important that anyone using this forecast for decision-making purposes recognize the potential for actual revenues to depart significantly from this projection. Based on historical forecast performance, revenues should fall within 4.1% of the Close of Session forecast for most biennia. Section E discusses explicit risks that might cause actual revenues to differ substantially from forecast.


----------
(1) State law requires that taxpayers make prospective payments at least equal to the previous year's tax liability to avoid penalties.


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2003 Close of Session Forecast. The projected impact of House Bill 2759 on
Criminal Fines and Assessments was not reflected in the initial 2003 Close of Session forecast. House Bill 2759 is expected to raise Criminal Fines and Assessments by $13.42 million in 2003-05. However, the percentage transferred to the General Fund was reduced from 70.35% to 66.35%. The net impact on projected General Fund revenues is $5.5 million. The revised COS forecast equals $10,748.1 million, producing an ending balance of $66.2 million.





Extended Revenue Outlook. The long-term revenue outlook is essentially unchanged from the September forecast. The increased expectations for the current biennium are less an indication of stronger economic growth and more a shifting forward of income growth from the next biennium. During the 2001-03 biennium, the ongoing message was "a recovery in revenues is due to begin any quarter now". The first quarter of the 2003-05 biennium would appear to have been that quarter.

Projected revenues for the 2005-07 biennium total $11,857.9 million, a 9.6% increase from the current biennium. Personal income tax revenues will rise 12.2% to $10,583.9 million, weaker than normal growth due to the phasing out of the temporary tax surcharge after tax year 2005. Corporate income tax collections amount to $646.5 million, with permanent changes to the corporate minimum tax and the end of the 50% bonus depreciation allowance more than offsetting the increased weight of sales in the apportionment formula. Revenues from all other sources will drop 21.9% to $627.5 million. The decrease is the result of one-time revenue actions taken in the current biennium that do not carry over into projections for the next biennium.

From the 1977-79 biennium to the 2001-03 biennium, General Fund revenues increased an average of 13.4% on a biennial basis. The forecast for the 2007-09 biennium equals $13,224.3 million, an 11.5% gain. Most of the benefits of recent tax law changes, somewhat present in 2005-07, are absent in 2007-09, thus explaining the slower-than-normal growth profile. Personal income tax receipts rise to $11,930.2 million, while corporate tax collections fall slightly to $635.8 million. All other revenues increase 4.9% to 658.3%.





Tax Law Assumptions. The revenue forecast is based on existing law, including actions signed into law during the 2003 Legislative Session. Routine adjustments are made to the forecast to account for legislative and other actions not factored into the personal and corporate income tax models. These adjustments can include expected kicker refunds, when applicable, as well as any tax law changes not yet present in the historical data.

Beginning with the May 2003 forecast, the manner in which legislative changes are factored into the revenue forecast changed. In the past, legislative impact estimates were characterized at the point of collections. However, tax laws are directly related to tax liability for given tax years. In fact, the original tax law impacts developed by the Legislative Revenue Office are characterized at the point of liability and irrespective of the timing of receipt. As the revenue forecasting process has been refined in recent months, with additional focus on taxable income and liability, incorporating tax law changes as adjustments to the liability forecast proved far easier to administer and more intuitively accessible.

A rough rule of thumb for personal income tax is that nearly all collections activity on a given tax year occurs between the start of the tax year and June of the following year. Modest payment and refund activity continues for years thereafter, but with only a marginal net impact on revenues. Corporate income tax is more difficult in that corporations do not have a standardized tax year. A corporate tax year is signified by the calendar year in which the corporation's fiscal year begins. The rule of thumb is that the majority of corporate collections on a given tax year will be received in the state fiscal year that begins July 1 of that year.

Forecast Risks. As discussed briefly in section above, the revenue forecast constitutes a guideline for budgetary purposes. Variation above or below this forecast is to be expected, although OEA strives to minimize the magnitude of this variation by investigating new data resources and methodological approaches, as well as regularly consulting with experts from the economics, financial, and accounting communities. The following are major factors that could cause actual revenues to deviate from this forecast by a significant degree:

o Stock prices have risen significantly during 2003, providing at least the opportunity for investors to realize more capital gains income than in prior years. However, capital losses realized in the current and previous years can be used to offset gains for tax purposes. Actual net taxable capital gains will depend on investor behavior and the magnitude of losses carried forward. This forecast presumes that capital gains income remains suppressed through tax year 2004. Gains jump significantly in 2005 as losses are exhausted and investors engage in profit taking following the sustained bull market anticipated for the coming year and a half.



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o     Growth in revenues is partly due to inflation. Wage inflation contributes to rising wage and salary income, and consequently personal income tax collections. Price inflation raises gross corporate revenues and, potentially, corporate income tax revenue. Rental and small business income exhibit similar growth factors. The magnitude of actual revenue growth will depend on actual inflation rates. Currently, OEA expects inflation to remain low in coming years, contributing to slower expected revenue growth than those experienced in the previous two decades. Should inflation be stronger than expected, revenue growth could also exceed forecast.

o Signatures have been collected to refer House Bill 2759, the major tax increase measure enacted by the 2003 Legislature, to a popular vote on February 3, 2004. Should these tax law changes be overturned, approximately $780 million currently reflected in the 2003-05 forecast and $312 million included in the 2005-07 forecast would no longer be applicable.

o A number of risks to the economic forecast are outlined in the Oregon Economic Review and Forecast. To the extent that the Oregon and US economies deviate from the baseline scenario, General Fund revenue collections could come in above or below this forecast.

Lottery Revenue Forecast. Earnings on Lottery sales are expected to reach $700.9 million for the 2003-05 biennium, $27.1 million higher than previously forecasted. Two factors are primarily responsible for the increase: the maximum number of video terminals per establishment is expected to increase to six in mid-2004 and $9.3 million in administrative savings were transferred in October. Including the beginning balance and interest earnings, total available resources in the Economic Development Fund amount to $718.3 million for the biennium.

A recent Megabucks jackpot equaled the second highest in the games' history - $21 million. The current roll has produced $7.6 million in sales not anticipated in the September forecast. A sizable roll in the Powerball jackpot also boosted sales above forecast. Keno sales consistently outperformed the forecast, while Instant sales averaged somewhat lower than the forecast. Lottery's newest game, Scoreboard, took a number of weeks to catch on with the public, but has started to meet expectations in recent weeks.

In the September forecast publication, it was reported that the video sales forecast appeared to have caught up with the game's persistently strong growth. Since then, sales have once again accelerated relative to the forecast. One possible explanation is higher personal income, as implied by increasing withholding payments discussed in section A.

Higher expected earnings result in increased distributions to dedicated programs. However, in an effort to provide sufficient funding for educational services, the 2003 Legislature capped or otherwise limited allocations for county economic development, county fairs, and gambling addiction. Projected distributions to the Education Stability Fund equal $126.2 million, an increase of $4.9 million from the prior forecast. Anticipated distributions for Parks and Natural Resources rose $4.1 million to $105.1 million. The forecasted ending balance in the Economic Development Fund is $19.9 million.

It is important to note that the Legislature also approved State School Fund Lottery expenditure limitation for which no revenue is yet included in the Lottery revenue forecast. This additional expenditure limitation includes $67 million assumed to be available from the Economic Development Fund and $14 million assumed to be available from the Education Stability Fund. While the amounts are not included in the formal revenue forecast, the Legislature did authorize the Oregon State Lottery to increase the number of video terminals it deploys and to take "other reasonable actions to increase lottery proceeds to the state." The Lottery is currently reviewing alternatives intended to increase proceeds.

Revised projections for Video sales affect the forecast for future biennia, as well. Earnings on lottery sales will reach $711.5 million in 2005-07, while available resources equal $725.0 million. For the 2007-09 biennium, earnings and available resources will total $731.9 million and $746.4 million, respectively.





Litigation

Challenges to PERS Changes

Robertson v. Kulongoski et al.; Evans v. City of Grants Pass, et al. State of Oregon; Strunk v. Public Employees Retirement Board, et al. Several lawsuits have been filed in the Oregon Supreme Court and in the federal district court in Oregon seeking to have changes that were enacted to PERS enjoined and/or declared a breach of contract, an unconstitutional impairment of contract or an unconstitutional taking of property. Plaintiffs contend that the changes to PERS will result in reductions to the retirement benefits paid to PERS members. House Bills 2001, 2003 and 2004 were enacted in the 2003 legislative session. Among other things, the bills provided that employee



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contributions to the system would be placed in transitional accounts that were not credited to PERS members' individual account balances, and that members will receive an assumed interest rate of 8% on their accounts over the length of their service; eliminated a requirement that employers make up any deficits in a gain/loss reserve account; eliminated cost of living adjustments for current retirees until certain conditions were met; modified a member's ability to invest in a variable account; and changed the actuarial tables upon which life expectancies and benefits were based.

The bills also provided a statutory remedy to the results of a decision in a prior case, City of Eugene v. State of Oregon, which was brought on behalf of certain local government public employers challenging previous actions by PERS, in the event that decision is upheld on appeal. In that case, the trial court ruled that PERS had incorrectly calculated certain employer contribution rates, abused its discretion in distributing 1999 earnings to member accounts, misinterpreted certain governing statutes and did not properly fund reserves, all of which led to some retirees' receiving benefits in excess of what they should have received. House Bill 2003 provides that cost of living increases will not be paid to retirees until any erroneous benefit payments are made up. The bill also provides that any amounts erroneously paid are administrative expenses that may be charged to future earnings of non-retired members' accounts. The City of Eugene case has been appealed to the Oregon Supreme Court.

The State intends to defend vigorously against these suits and has hired private counsel to handle the defense of the PERS legislation challenges. It is anticipated that it will take at least one year for these cases to be argued before and decided by the Oregon Supreme Court. It is currently unclear how much of the projected savings expected to be generated by House Bills 2001, 2003 and 2004 would actually be realized by the State if the plaintiffs were to prevail on some or all of their claims under the City of Eugene case. See "RECENT DEVELOPMENTS--2003 Legislative Session."





Cross v. State of Oregon (formerly Goudy v. State of Oregon). A case has been filed in the State circuit court by several of the residents in neighborhoods near the state prison as a result of the dismissal of a federal case, Goudy v. State of Oregon, brought by the same and/or similarly situated plaintiffs. In Cross, as in the federal case, the plaintiffs allege damage by the State and the Oregon Department of Corrections, based on the Department of Corrections' operation of a dry-cleaning plant on the grounds of the Oregon State Penitentiary during certain periods between 1950 and 1996. During the operation of the plant, the State is alleged to have spilled or disposed of dry-cleaning chemicals including tetrachlorethylene, trichlorethylene, vinyl chloride and other toxic substances on the grounds of the State Penitentiary, thus contaminating the water in wells serving the State Penitentiary and the air and ground water within a one-mile radius of the prison. Plaintiffs claim the State was negligent in disposing of the chemicals and in failing to clean up the property. The trial court has limited the time period for which plaintiffs may seek recovery. The State is preparing a motion for summary judgment in the case. At this point, the amount of potential liability is uncertain.

American Trucking v. Oregon Department of Transportation. The American Trucking Association, Inc., CRST. Inc. and USF Reddaway, Inc. (the "Plaintiffs") have filed a complaint against the Oregon Department of Transportation alleging that the State's Weight-Mile Tax system treats certain classes of truck transportation differently than others in violation of the Oregon and United States constitutions. In Oregon, trucks that weigh over 26,000 pounds generally pay a tax based on the amount of weight they haul and the distance they travel in Oregon. Part of the remedy sought by the Plaintiffs is a refund of taxes paid since January 1, 2000. It is difficult to predict the outcome of this case given the complex nature of the constitutional issues involved. Trial was held in December 2001. The only issue addressed in the trial was whether the tax is lawful or not. The trial court ruled that the tax is lawful. The plaintiffs appealed the ruling. If the tax is determined to be unlawful, the amount of liability that may be imposed in the form of a refund will be addressed in a later trial. The Department of Transportation estimates the maximum worst-case refund liability as approximately $63 million annually. The State, however, intends to continue to vigorously defend the suit, and believes it has strong arguments to reduce the amount of or to avoid potential liability to the general fund.

Challenge to Amount of "Kicker" Refunded to Taxpayers; Bobo v. State. Oregon law requires the State to return excess revenues to taxpayers, popularly known as the "kicker," if the actual State revenues for a biennium exceed the projected revenues for that biennium by 2% or more. The actual revenues for the 1999-2001 biennium exceeded the projected revenues by almost 4%. The estimated revenues originally calculated by the State's Department of Administrative Services, pursuant to the "kicker" statute, equaled approximately $9 billion. The amount included moneys received by the State under the federal Medicaid program. Subsequent to the original revenue estimate, the Legislative Assembly passed a bill in the 2001 legislative session that segregated the Medicaid moneys from the other General Fund revenues used to calculate the amount of refund, if any, due under the "kicker" law. The effect of the bill was to reduce the amount of revenues used to calculate the refund by approximately $113 million. A



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group of Oregon taxpayers has filed an action requesting the court to declare that the statute segregating the Medicaid moneys from the other moneys used to calculate the "kicker" refund is unconstitutional or, alternatively, that the revenue calculation required under the "kicker" law must include the Medicaid moneys. A trial set for October 2002 was postponed. The State's motion for summary judgment was granted by the court, who ruled that the challenged bill was not a revenue-raising bill, and was properly implemented by the State. The plaintiffs are still within the statutory period allowing an appeal of the court's decision. If the taxpayers prevail, the State may be required to refund approximately $113 million to Oregon taxpayers, in addition to the approximately $250 million that was refunded in 2001. The State believes that, based on current law, it has strong defenses against the plaintiffs' complaint.





Tobacco Cases

Estate of Williams, Estate of Schwarz v. Philip Morris, Inc. The State of Oregon and Philip Morris, Inc. are parties to a Master Settlement Agreement involving a number of other states and tobacco manufacturers. Under the terms of the agreement, the State expects to receive periodic payments from the tobacco manufacturers that will total approximately $2 billion by the year 2025. Currently, the State has received approximately $300 million under the settlement agreement. Separate tort actions were filed in the state circuit court against Philip Morris, Inc. on behalf of two decedents claiming their deaths from tobacco related causes were due to the actions of Philip Morris, Inc. The plaintiffs prevailed in the trial court. The estate of Schwarz was awarded approximately $100 million in punitive damages. The estate of Williams was awarded approximately $80 million in punitive damages. By statute, the State of Oregon is entitled to 60% of all punitive damages awards. The constitutionality of that statute was recently considered and upheld by the Oregon Supreme Court. It is possible the plaintiffs in that case may request, and be granted, reconsideration of the Supreme Court's decision. In that event, the State will continue to defend the constitutionality of the statute. Philip Morris appealed the award in Williams; the Court of Appeals upheld that award, and the State of Oregon anticipates further appeals by the company. An appeal of the damages award in Schwarz is still pending in the Oregon Court of Appeals. The State of Oregon and Philip Morris, Inc. are parties to a Master Settlement Agreement involving a number of other states and tobacco manufacturers. Under the terms of the agreement, the State of Oregon expects to receive periodic payments from the tobacco manufacturers that will total approximately $2 billion by the year 2025. Currently, the state has received approximately $248 million under the settlement agreement. Philip Morris notified the State that, if it must pay punitive damages, and if part of the award is payable to the State of Oregon, that it intends to treat any such payment to the State of Oregon as a release of, or an offset against, moneys payable to the State under the Master Settlement Agreement. If the company's appeals are denied in Williams and Schwarz, Oregon may receive approximately $108 million (plus accrued interest on such amount at the rate of 9% per annum) as part of the punitive damages award and receive a corresponding less under the Master Settlement Agreement. The State disagrees with the company's position and intends to dispute any future release or offset of moneys owed under the agreement. The dispute between the State and Philip Morris has been assigned to a judge in Multnomah County Circuit Court. The court, however, has reinstated a stay on the case pending a final decision in the Schwarz or Williams cases.

Threatened Challenge to Reductions in Developmental Services

Staley et al. v. Kitzhaber. An action was filed in federal district court several years ago on behalf of between 5,000 and 7,000 developmentally disabled adults. The suit sought to require the State to establish statutes and/or rules that would allow the affected persons to receive developmental services through Medicaid-funded programs. The State and the plaintiffs entered into a settlement agreement under which the State undertook to provide additional services to the plaintiffs. As a result of a decrease in projected General Fund revenues, the Legislative Assembly disappropriated approximately $12 million that would have been used to pay for services provided during the 2001-2003 Biennium. The Governor's proposed budget for the 2003-2005 Biennium also did not provide funding of approximately $101 million for services subject to the settlement. The plaintiffs in the original case have notified the State that they consider the State in material breach under the agreement, and have indicated that they intend to file a lawsuit challenging the expenditure reductions and the State's failure to provide services. The settlement agreement provides that a material breach is a failure to perform a specific duty required by the agreement, and that the Legislative Assembly's failure to appropriate sufficient funds will not excuse a material breach. If a court determines that a material breach has occurred or the agreement violates the constitutional debt limitation, the agreement automatically terminates. If a federal court were to rule that the State must provide all the services requested in the original lawsuit, the State estimates that the cost to the General Fund in the first twelve months after such a ruling would be approximately $169 million to $207 million, which includes some one-time costs. The ongoing annual costs thereafter would be approximately $152 million to $185 million. The parties have reached an agreement to settle the case, which must be approved by the court.



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Additional Cases Challenging Expenditure Reduction. A number of cases have been filed against the State seeking injunctive relief to prevent certain expenditure reductions that were enacted by the Legislative Assembly as a result of the decline in General Fund revenues over the 2001-2003 and 2003-2005 biennia from taking effect. The cases challenge various expenditure reductions that have been made by the Legislative Assembly to education, the court system and social service programs that provide, among other things, prescription drugs under the Oregon Health Plan, residential care facilities for the mentally ill, outpatient mental health and chemical dependency services, general assistance payments from the State and payments to medically needy persons. If all of the plaintiffs prevailed, the State would be required to allocate approximately $473 million over the 2003-2005 Biennium. The State believes it is unlikely that all of the plaintiffs will prevail. It is too early in the litigation to determine with certainty the amount of General Fund resources the State may be required to allocate as a result of these lawsuits. It is also likely that as further expenditure reductions go into effect, additional lawsuits will be filed with respect to other programs that are paid for from the General Fund.

Pro Se Cases. There are also a number of pro se cases pending against the State in which plaintiffs representing themselves are suing the State for many millions of dollars. The possibility of having to pay anything in any of these cases is negligible.

Recent Developments 2003 Legislative Session. The Legislative Assembly convened its 72nd regular session on January 13, 2003. The Legislative Assembly adjourned on August 27, 2003, ending the longest session in Oregon history. In its regular session, the legislature passed a balanced budget, as required by the Oregon constitution, for the 2003-2005 biennium. The biennium began on July 1, 2003. The legislature passed two interim spending measures allowing state agencies to continue operating after July 1, 2003, without approved budgets for the 2003-2005 biennium, by spending at levels authorized at the end of the previous biennium.

The first months of the 2003 regular session were spent addressing a series of income tax revenue shortfalls that required a rebalancing of the budget for the 2001-2003 biennium, ending June 30, 2003. As part of that rebalancing, the Legislative Assembly reduced expenditures, authorized the issuance of $450 million of subject to appropriation bonds, authorized withdrawals from the Education Stability Fund and authorized other smaller revenue raising measures. The rebalancing included a projected reserve of approximately $180 million to cover additional revenue shortfalls and provide a beginning general fund balance for the 2003-2005 biennium.

For the 2003-2005 biennium, the Legislative Assembly prioritized and allocated state spending among an overall budget of approximately $11.5 billion of anticipated general fund and Lottery revenues. The final budget provides for approximately $5.2 billion to be spent on K-12 public education, $2.5 billion on human services, $1.25 billion on public safety (excluding judicial), $687 million on higher education, $423 million to community colleges and $351 million on other education.

As part of the budget balancing process, the Legislative Assembly passed a combination of revenue raising measures to bridge the gap between tax and other revenues projected to be approximately $10.4 billion in the May 15 revenue forecast and the $11.5 billion total budgeted amount. The most significant revenue raising measure included (1) a graduated personal income tax assessment for the tax years 2003 and 2004 (and 2005 if the ending balance of the General Fund projected in December 2004 is less than 4% of the General Fund appropriations for the 2003-05 biennium) that ranges from 0 to 9% of a taxpayer's tax liability; (2) an increase of the corporate minimum tax from $10 to a range of $250 to $5,000 based on a corporation's Oregon sales; (3) a reduction in the discount for promptly paying property taxes from 3% to 1.5% commencing the 2004 tax year; (4) an extension of the cigarette tax sunset date to January 1, 2006; (5) a 20% reduction in corporate tax credits for 3 years commencing the 2003 tax year (except in certain cases related to housing) with a delayed carry-forward provision for the reduction; (6) a reduction in the deduction for dividends received by corporations from 70% to 35% commencing the 2003 tax year; and (7) an elimination of the exclusion for extraterritorial income related to foreign sales corporations. The legislature also provided for a transfer during the biennium of 90% of the anticipated earnings from the Education Stability Fund. That amount is estimated to equal approximately $122 million.

Some citizens have successfully gathered signatures to place some of the income and corporate tax increases enacted by the Legislative Assembly on the ballot for approval. This measure will appear on a February 3, 2004 ballot. If the voters reject the tax increases, approximately $800 million in tax increases will not go into effect. In addition, approximately $545 million in expenditure reductions will automatically occur, as determined by the Legislative Assembly in HB 5077. To account for a difference in expenditures and revenues over the course of the biennium, the Legislative Assembly also may enact further expenditure reductions or the Governor may further reduce state agencies' spending authority.



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The Legislative Assembly enacted significant changes to the Public Employees
Retirement System during its regular session. The legislature anticipated that without revisions to the current system the calculation of unfunded pension benefit obligations of the Oregon Public Employees Retirement System would be significantly higher than the most recently published calculation as of December 31, 2001. Because of the changes enacted to the retirement system, the Legislative Assembly assumed savings of approximately $263.7 million in employer contribution costs over the 2003-2005 biennium in developing its budget for the biennium. The legislature's revisions to the retirement system, however, have been challenged in legal proceedings filed by several unions representing public employees in Oregon. See Litigation - Challenges to PERS Changes.

The Legislative Assembly approved the issuance of approximately $896.7 million in general obligation bonds (excluding pension obligation bonds discussed below) for the 2003-2005 biennium; $3.2 billion in direct revenue bonds, $900.0 million in conduit revenue bonds and $211.9 million in certificates of participation and other financing agreements.

The Legislative Assembly also approved the issuance of agreements or general obligation bonds to finance all or a portion of the state's portion of the unfunded liability of the Public Employees' Retirement System. The agreements or bonds may be issued in an amount that produces net proceeds that do not exceed the Treasurer's estimate of the state's pension liability. The legislature referred a measure to the voters that would allow general obligation bonds to be issued in an amount not to exceed 1% of the real market value of all property in the state to pay the unfunded liability in lieu of using more expensive financing agreements. The real market value of all property in the state as of January 1, 2002 is approximately $287.3 billion. The measure was approved in a special election held on September 16, 2003. In developing the 2003-05 biennium budget, the Legislative Assembly assumed savings of approximately $34 million to the General Fund based on reduced employer contributions as the result of paying the state's unfunded liability portion. The State issued approximately $2 billion of general obligation pension bonds in October 2003.

Revenue Forecasts and Special Sessions. The Legislative Assembly is required by the Oregon Constitution to balance the State's general fund budget. The Office of Economic Analysis of the Department of Administrative Services produces a forecast of projected revenues for the biennium each January, March, June and September. In years when the Legislative Assembly is in session, the June forecast is published on May 15 so that it may be used by the legislature to develop a budget for the next biennium. Over the course of the 2001-2003 biennium the forecasted revenues decreased each quarter from the May 15, 2001 forecast of approximately $12.0 billion in general fund and lottery revenues to the May 2003 forecast of approximately $10.4 billion. These successive declines in forecasted revenues resulted in the Legislative Assembly meeting in five special sessions during the 2001-2003 biennium to rebalance the budget. The budget was balanced based on the reduced revenue forecasts by combinations of expenditure reductions and the use of new revenue sources, such as withdrawals from the Education Stability Fund. The Education Stability Fund is a constitutionally dedicated fund composed of lottery revenues that are dedicated for public education in Oregon. The Legislative Assembly also authorized the use of Tax Anticipation Notes to address the State's cash flow needs and $450 million in appropriation bonds to fill education and other budgeted amounts for the 2001-2003 biennium.

If forecasted revenues continue to decline during the 2003-2005 biennium, the Legislative Assembly is expected to meet again in special sessions to address any significant revenue shortfalls. The Governor may also use the budgetary authority that has been delegated to him to address revenue shortfalls through reductions in agencies' spending authority. The September 1, 2003 revenue forecast, however, projected a slight increase in revenues for 2003-05 biennium of $8 million from the prior forecast. Based on the September 1, 2003 revenue forecast, the total projected lottery and General Fund revenues for the 2003-05 biennium are expected to be approximately $10.4 billion. This revenue number does not include the actions taken by the Legislative Assembly at the end of its regular session to raise income and certain other taxes to provide additional revenues for the 2003-05 biennium.




Risk Factors Affecting the South Carolina Fund

The State of South Carolina has the power to issue general obligation bonds based on the full faith and credit of the State. Political subdivisions are also empowered to issue general obligation bonds, which are backed only by the full faith and credit of that political subdivision, and not by the resources of the State of South Carolina or any other political subdivision. Political subdivisions are empowered to levy ad valorem property taxes on real property and certain personal property to raise funds for the payment of general obligation bonds. General obligation debt may be incurred only for a public purpose, which is also a corporate purpose of the applicable political subdivision.


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Under Article III, Section 36 of the South Carolina Constitution requires the establishment of a General Reserve Fund for the purpose of covering operating deficits of State government and a separate and distinct Capital Reserve Fund for the purpose of providing capital improvements or for retiring State bonds previously issued. Amounts in the Capital Reserve Fund may, as hereinafter described, be used to fund a year-end deficit. The General Reserve Fund is required to be funded in an amount equal to 3% of the general fund revenue of the latest completed fiscal year. Funds may be withdrawn from the General Reserve Fund only for the purpose of covering operation deficits. The General Assembly is required to provide for the orderly restoration of funds withdrawn from the General Reserve Fund. The Constitutional provisions with respect to the General Reserve Fund require that the General Assembly provide for a procedure to survey the progress of the collection of revenue and the expenditure of funds and require the General Assembly to authorize and direct reduction of appropriations as may be necessary to prevent a deficit. Such provisions require that, should a year-end operating deficit occur, so much of the General Reserve Fund as may be necessary must be used to cover the deficit. The amounts so used must be restored to the General Reserve Fund within three Fiscal Years until the 3% requirement is again reached.

The Capital Reserve Fund is required to be funded in an amount equal to 2% of the prior fiscal year's general fund revenues. The Constitution requires that the General Assembly provide that, if revenue forecasts before April 1 project that revenues for the current fiscal year will be less than expenditures authorized by appropriation for that fiscal year, the current fiscal year's appropriation to the Capital Reserve Fund shall be reduced to the extent necessary before any reduction is made in operating appropriations. If it is determined that the Fiscal Year has ended with an operating deficit, the Constitution requires that funds in the Capital Reserve Fund shall be applied, to the extent necessary, to the fiscal year's end operating deficit before withdrawing moneys from the General Reserve Fund for such purpose.

Fiscal responsibility in the State lies with the Budget and Control Board. The Governor is required to submit an Executive Budget to the General Assembly within five (5) days after the beginning of each regular session. Such budget is required to conform to the funding requirements contained in Article III,
Section 36 of the Constitution. Regular sessions of the General Assembly begin on the second Tuesday of January in each year. In order to enable the Governor to present his budget to the General Assembly at the time required, the Governor is required, by law, to complete a survey of all departments, bureaus, divisions, offices, boards, commissions, institutions, and other agencies to obtain information upon which to base his budget recommendations no later than November 1 of each year. In this connection, each of several State departments, bureaus, divisions, offices, boards, commissions, institutions, and other agencies receiving or requesting financial aid from the State are required to report to the Governor in itemized form, no later than November 1, of each year, the amount needed or requested in the succeeding fiscal year. In addition, on or before November 1 of each year the State Comptroller General is required to furnish to the Governor detailed statements as to appropriations and expenditures for certain prior fiscal years and appropriation years. The State Comptroller General is also required to furnish to the Governor on or before December 1 of each year an estimate of the financial needs of the State itemized in accordance with the budget classifications adopted by the Budget and Control Board. For the purpose of providing projections and forecasts of revenues and expenditures and advising the Budget and Control Board on economic trends, the General Assembly established the Board of Economic Advisors. In particular with respect to the Constitutional requirement of monitoring revenues, statutory provisions require that the Board of Economic Advisors provide to the Budget and Control Board quarterly estimates of State revenues. If at the end of the first or second quarter of any fiscal year quarterly revenue collections are 4% or more below the amount projected for such quarter by the Board of Economic Advisors, the State Board is required, within fifteen days of such determination, to take action to avoid a fiscal year end deficit.


Actions taken by the Budget and Control Board in the fiscal years 2001, 2002 and 2003 reflect the required process of monitoring revenues and making adjustments in the event of projected revenue shortfalls. The revenue estimate for the State's General Fund at the beginning of fiscal year 2001 as enacted by the General Assembly totaled $5,316.9 million. On November 9, 2000, the State's Board of Economic Advisors reduced its base revenue estimate for fiscal year 2001 by $96.4 million to $5,220.5 million. In response, the Budget and Control Board at its November 21, 2000 meeting sequestered the State's Capital Reserve Fund of $98,610,931 as required by the State Constitution and the State's fiscal year 2001 Appropriation Act. Sequestration reduces appropriations to the Capital Reserve Fund to the extent necessary to avoid mandatory reductions in operating appropriations. On May 8, 2001, the Budget and Control Board mandated 1% agency budget reductions totaling $48.1 million. Additionally, $45.7 million in agency appropriations lapsed as a result of suspension of a provision that, in some years, has allowed agencies to carry forward to the next fiscal year up to 10% of their unexpended appropriations. This provision was automatically suspended for fiscal year 2001 because of sequestration of the Capital Reserve Fund. Other action resulted in a further deficit reduction of $1.9 million. Despite such actions, for the fiscal year ended June 30, 2001, expenditures exceeded revenues by $87.4 million, and, as required by the South Carolina Constitution, such amount was withdrawn from the General Reserve Fund to cover the shortfall. The General Reserve Fund Balance at the



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beginning of fiscal year 2001 was $145.4 million and was increased during fiscal year 2001 by $2.5 million. Accordingly, the $87.4 million withdrawal at the end of fiscal year 2001 left the reserve funded at $60.5 million. The South Carolina Constitution requires that the General Reserve Fund must be restored within three years to its full-funding amount of 3% of the State's General Fund revenues for the latest completed fiscal year.


The State continued to experience budgetary difficulties in fiscal year 2002. On October 18, 2001, the Board of Economic Advisors reduced its fiscal year 2002 General Fund Revenue estimate from $5,918.9 million to $5,608.9 million, a revenue reduction of $310 million. In response to the Board of Economic Advisors' report, the Budget and Control Board at its October 30, 2001, meeting took action to avoid year-end deficits in accordance with the State law requirement previously described. This action included sequestration of $110,134,739 from the State's Capital Reserve Fund; implementation of an across-the-board reduction of General Fund appropriations of 4%, except where prohibited by proviso; and approval of a reduction of the Local Government Fund to the level of fiscal year 2000-2001 allocations. On March 21, 2002, the Board of Economic Advisers further reduced its fiscal year 2002 General Fund revenue estimate by approximately $92 million and, in response to this revision, the Budget and Control Board at its March 16, 2002 meeting took additional steps to avoid year-end deficits by imposing an additional across-the-board reduction of the General Fund appropriations of 2.52%, except where prohibited by statutory proviso. Other action resulted in an additional $10.7 million reduction in anticipated revenue to the General Fund.


Despite the mid-year actions taken by the State Budget and Control Board during fiscal year 2002, the State's Budgetary General Fund ended the year with a cumulative unreserved fund deficit of $155 million, after giving effect to withdrawal of the $63 million balance held in the State's General Reserve Fund. As required by the South Carolina Constitution, the General Assembly made provision in the 2002-2003 Appropriation Act appropriating the amounts of $38.8 million toward restoration of the General Reserve Fund requirement and $101.6 million, representing the Capital Reserve fund's full funding amount for fiscal year 2003.

On September 9, 2002, the Board of Economic Advisors reduced its fiscal year 2003 General Fund revenue estimate from the 2002-2003 Appropriation Act base of $5,850.0 million to $5,519.0 million, a revenue reduction of $331 million. In response to the report of the Board of Economic Advisers, the State Budget and Control Board at its September 17, 2002 meeting took action to avoid year-end deficits by sequestering the State's Capital Reserve Fund in the amount of $101,606,475. Additionally, at its December 10, 2002 meeting, the State Budget and Control Board took action to impose an across-the-board reduction of General Fund appropriations of 4.5% and sequestration of an additional 0.5% of General Fund appropriations. On February 10, 2003, the Board of Economic Advisors further reduced its fiscal year 2003 General Fund revenue estimate to $5,399.0 million, a revenue reduction of $120 million. In response to this report of the Board of Economic Advisors, the State Budget and Control Board at its February 11, 2003 meeting took action to impose an additional across-the-board General Fund appropriations reduction of 3.73%, except where prohibited by statutory proviso.

Despite the mid-year actions taken by the State Budget and Control Board during fiscal year 2003, the State's Budgetary General Fund ended the year with a cumulative unreserved fund deficit of $177 million, including the $155 million unreserved fund deficit realized in fiscal year 2002, and after giving effect to withdrawal of the $39 million balance held in the State's General Reserve Fund. As required by the South Carolina Constitution, the General Assembly made provision in the 2004 Appropriation Act appropriating the amounts of $49.2 million toward restoration of the General Reserve Fund requirement and $98.6 million representing the Capital Reserve Fund's full funding amount for fiscal year 2004.

On August 15, 2003, the Board of Economic Advisors revised its fiscal year 2004 General Fund revenue estimate from the 2003-2004 Appropriation Act base of $5,489.4 million to $5,381.8 million, a revenue reduction of $107.6 million. In response to the report of the Board of Economic Advisors, the State Budget and Control Board at its August 20, 2003 meeting took action to avoid year-end deficits by sequestering the State's Capital Reserve Fund in the amount of $98,599,197 and approved an across-the-board sequestration of 1% of General Fund appropriations of all agencies totaling $43.2 million except where prohibited by statutory proviso. In its report to the State Budget and Control Board on August 15, 2003, the Board of Economic Advisors also advised that it would review circumstances in September, 2003, upon the availability of further economic data, to determine if additional adjustments to its fiscal year 2004 General Fund revenue estimate would be necessary. No such adjustments were deemed to be necessary as a result of that review. The State recently reported that, through October 31, 2003, general fund revenue fund collections are approximately 3.8% above the Board of Economic Advisors' August 15 estimate.

In its 2002 legislative session, the General Assembly adopted legislation providing that, upon a determination by the State's Comptroller General that, at the close of the fiscal year, funds will be needed to balance the General Fund,



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the Budget and Control Board is authorized to borrow any amount needed to balance the General Fund by borrowing from any department of state government any surplus which may be on hand in the Office of the State Treasurer to the credit of any such department. Upon approval of a repayment schedule, the State Treasurer is authorized to transfer to the Budget and Control Board from the General Fund, the amount necessary to repay the loan with interest no later than June 30 of the following fiscal year.

No such borrowing was effected in closing fiscal year 2002. The State Budget and Control Board, however, took action in its August 20, 2003 meeting to effect an interfund borrowing in the amount of $22 million, with proceeds from the loan to be applied to the fiscal year 2003 deficit. The borrowing was paid in full on December 1, 2003 using funds sequestered in August, 2003 as described above.





The authority of the State Budget and Control Board under the South Carolina Constitution to commit funds of a current fiscal year for a prior fiscal year purpose, including deficit reduction, is questionable. Accordingly, the State Budget and Control Board has deferred action on the State's $155 million unreserved fund deficit until such time as the General Assembly reconvenes in January, 2004. The State Budget and Control Board will look to the General Assembly, which does have authority to implement deficit reduction, to take action with respect to the deficit. It is not presently known, however, when or how such action will be instituted.

The General Fund Financial Statements for the State for fiscal year 2003 were not available as of December 31, 2003, nor are there unaudited financial statements available for such period. However, certain current financial information about the State of South Carolina may be found at www.eg.state.sc.us.


Under Article X of the Constitution of the State of South Carolina, the State may issue general obligation debt without either a referendum or a supermajority of the General Assembly, within limits defined by reference to anticipated sources of revenue for bonds issued for particular purposes. A referendum or supermajority of the General Assembly may authorize additional general obligation debt. Article X further requires the levy and collection of an ad valorem tax if debt service payments on general obligation debt are not made. Under Article X of the Constitution of the State of South Carolina, political subdivisions are empowered to issue aggregate general obligation indebtedness up to 8% of the assessed value of taxable property within the political subdivision (exclusive of debt incurred before the effective date of Article X with respect to such subdivisions) without a referendum. A referendum may authorize additional general obligation debt. The ordinance or resolution authorizing bonded debt of a political subdivision also directs the levy and collection of ad valorem taxes to pay the debt. In addition, Article X of the South Carolina Constitution provides for withholding by the State Treasurer of any state appropriations to a political subdivision which has failed to make punctual payment of general obligation bonds. Such withheld appropriations, to the extent available, may be applied to the bonded debt. A statutory enactment provides for prospective application of state appropriations for school district debt, if a failure of timely payment appears likely. Political subdivisions are not generally authorized to assess income taxes, or to pledge any form of tax other than ad valorem property taxes, for the payment of general obligation bonds. Certain political subdivisions have been authorized to impose a limited-duration 1% sales tax to defray the debt service on general obligation bonds or to defray directly the cost of certain improvements. Industrial development bonds and other forms of revenue bonds issued by the State or a political subdivision are not secured by the full faith and credit of the State or the issuing entity. Such bonds are payable only from revenues derived from a specific facility or revenue source.


The State of South Carolina has not defaulted on its bonded debt since 1879. The State's credit rating was downgraded from "AAA" to "AA+" by S&P in January 1993, following several years of budgetary difficulties. The State's "AAA" rating was restored by S&P in 1996 and has not been changed since. Moody's has continued to assign its "Aaa" rating to the debt of the State. As of December 15, 2003, neither rating agency had downgraded its rating of the State in reaction to budget shortfalls discussed above, although, Moody's in December 2003 assigned a negative outlook to the State's general obligation debt. The foregoing ratings are of South Carolina's general obligation indebtedness, and do not apply to bonds of political subdivisions or to revenue bonds not backed by the full faith and credit of the State.

The State maintains five statutorily established pension plans covering teachers and general State employees ("SCRS"), firemen and police officers ("PORS"), judges and solicitors ("JSRS"), members of the General Assembly ("GARS"), and members of the National Guard ("NGRS"). The General Assembly is required to appropriate sufficient moneys to maintain the actuarial soundness of the retirement system. Based on the most recent, complete actuarial valuation (July 1, 2002), membership in these plans was as follows: SCRS, 189,166 active, 79,064 retired; PORS, 23,963 active, 7,706 retired; GARS, 200 active, 266 retired; JSRS, 128 active, 126 retired; and NGRS, as of March 31, 2000, 5,289 active, 1,963 retired.



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Each of five pending lawsuits may, if resolved against the State, have a material impact on State pension plans.

Ward v. State of South Carolina. This case was filed as a class action suit arising from State action taken as result of the decisions in Davis v. Michigan Dep't of Treasury, 489 U.S. 803, 109 S.Ct. 1500, 103 L.Ed.2d 891 (1989). In
Davis, the United States Supreme Court held a state could not tax federal and state retirement income differently. The Court held a state could either extend tax exemption available to retired state employees to retired federal employees or eliminate the exemption for retired state employees. Following Davis, the General Assembly of South Carolina passed Act No. 189 of 1989 repealed the tax exemption for state retirees held unconstitutional in Davis and substituted a $3,000 exemption available to all other retired persons. A separate section of Act No. 189 increased retirement benefits for persons receiving benefits from the State pensions plans. In 1998, the plaintiff in Ward brought suit against the State, alleging that the provision of additional benefits to State retirees by Act No. 189 of 1989 is unconstitutional under Davis. The plaintiffs in Ward are also seeking an injunction against future taxation of Federal retirement benefits and damages in the form of repayment of taxes paid in prior years. In November 2000, the South Carolina Supreme Court overturned a trial court ruling that the Ward plaintiffs were required to pursue administrative remedies prior to bringing suit. The trial court subsequently granted the State's motion for summary judgment in Ward, and the South Carolina Supreme Court upheld that ruling in December 2003. It is assumed that the plaintiffs in Ward will file a petition for rehearing with the South Carolina Supreme Court, or a petition for certiorari with the United States Supreme Court. The State's estimated potential exposure in the event of an adverse decision in Ward is $157.5 million in refunds of previously paid taxes and $22.5 million annually in lost tax revenue going forward.


Evans v. State of South Carolina. This action for breach of contract was brought by a retired State employee to contest the validity of Act No. 189 of 1989, adopted in response to Davis. The plaintiff in Evans asserts that the tax exemption of State retirement income, which existed prior to the adoption of Act No. 189 of 1989, was contractual in nature and not subject to repeal by statute. The trial court dismissed this action, and the plaintiff appealed. On March 12, 2001, the South Carolina Supreme Court reversed the trial court ruling and remanded the case with instructions to dismiss the plaintiff's complaint without prejudice, holding that the plaintiff must first pursue administrative remedies before bringing a civil action in State courts. The plaintiff in Evans thereafter elected to pursue an administrative remedy before the South Carolina Department of Revenue; the claim was denied, and is now pending before an administrative law judge. The probability of a decision in Evans adverse to the State is not presently known. The State's estimated potential exposure in the event of an adverse decision in Evans is $300 million in refunds of previously paid taxes and $30-$40 million annually in lost tax revenue going forward.


Anonymous Taxpayers vs. South Carolina Department of Revenue. On June 27, 2003, Plaintiff filed this action in the State Circuit Court seeking class-based relief and challenging the constitutionality of Act 189 of 1989. The Plaintiff asserts that the Act lacks uniformity and equality in that some retirees received an increase in retirement benefits although those retirees were not subject to income tax upon their retirement income. The Plaintiff seeks damages and equitable relief. The State Defendants have moved to dismiss this action on the pleadings and believe that the action is without merit. The State has represented that, should the Plaintiff prevail in all respects, the Plaintiff class would be entitled to hundreds of millions of dollars in relief.

Wehle, et al. v. State of South Carolina. Two employees and an employer filed suit in September 2001, claiming that benefits were wrongfully denied to members of SCRS and PORS. The plaintiffs allege that both SCRS and PORS are over-funded and have excess collections. The plaintiffs seek a declaratory judgment that benefits were wrongfully denied and/or that excess contributions were collected and that future collections should be reduced. The plaintiffs further seek a refund of over $2 billion to members and employers. The probability of a decision in Whele adverse to the State is not presently known. The Supreme Court assumed original jurisdiction and assigned the case to a circuit court judge to serve as special master. Discovery in the litigation has been concluded, and the matter awaits further action by the special master.

Kennedy, et al. v. South Carolina Retirement Systems, et al. Plaintiffs, four retirees of the police officers retirement system, filed an action seeking to vacate the South Carolina Supreme Court's opinion in the case entitled, Kennedy
v. South Carolina Retirement Systems, 345 S.C.339, 549 S.E. 2nd 243 (2001) that was issued on May 22, 2001. The plaintiffs also seek punitive damages. The State has estimated that the liability to the Retirement Systems could be approximately $2 billion, should the plaintiffs ultimately prevail in having the Supreme Court's decision reversed.

The State is also a defendant in an action brought by a number of the smaller school districts in South Carolina. Abbeville County School District, et. al. v. The State of South Carolina was originally brought seeking declaratory and injunctive relief on behalf of certain School Districts, taxpayers, and individuals alleging that the State's method of funding primary and secondary public education violated several provisions of state and federal law. The lower court dismissed the complaint on all counts. The South Carolina Supreme Court affirmed the lower court's dismissal of all but one of the counts, but reversed the lower court's dismissal of a claim arising under the education clause of the State Constitution. Specifically, the South Carolina Supreme Court held that the State Constitution requires the State to provide the opportunity for each child within the State to receive a minimally adequate education. Finding that the complaint stated a claim under this provision, the Supreme Court remanded the case for further proceedings. On remand, the plaintiffs requested leave to amend their complaint to add a claim for damages for past actions or omissions of the State. The Court accepted the amended complaint. The amended complaint also contains requests for declaratory and injunctive relief that could result in the State's providing additional monies for public education and, possibly, for other purposes. The probability of a decision in Abbeville County School District adverse to the State is not presently known. The State has not reported an estimate of potential exposure in the event of an adverse decision in Abbeville County School District. The trial in this case began July 28, 2003, with seven weeks to testimony and will resume in January 2004.



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

                                   APPENDIX C

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of
J. & W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

The Seligman Complex:

....Prior to 1900

o     Helps finance America's fledgling railroads through underwritings.

o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.

o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.

o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.

o     Is appointed US Navy fiscal agent by President Grant.

o Becomes a leader in raising capital for America's industrial and urban development.

....1900-1910

o     Helps Congress finance the building of the Panama Canal.

....1910s

o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

....1920s

o Participates in hundreds of successful underwritings including those for some of the Country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking Machine Company.

o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, and one of its oldest.

....1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.

o     Establishes Investment Advisory Service.

....1940s

o     Helps shape the Investment Company Act of 1940.

o Leads in the purchase and subsequent sale to the public of Newport News Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.

o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.

o     Establishes Whitehall Fund, Inc., today Seligman Income and Growth Fund,
      Inc.


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

....1950-1989

o Develops new open-end investment companies. Today, manages more than 60 mutual fund portfolios.

o Helps pioneer state-specific, municipal bond funds, today managing a national and 18 state-specific municipal funds.

o Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations Corporation.

o Establishes Seligman Portfolios, Inc., an investment vehicle with fifteen portfolios offered through variable annuity and variable life insurance products.

....1990s

o Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality Municipal Fund, Inc. two closed-end funds that invest in high quality municipal bonds.

o Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.

o Launches Seligman Global Fund Series, Inc., which today offers five separate funds: Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund, Seligman Global Technology Fund and Seligman International Growth Fund.

o Launches Seligman Value Fund Series, Inc., which currently offers two separate funds: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.



....2000

o Introduces Seligman Time Horizon/Harvester Series, Inc., an asset allocation type mutual fund containing four funds: Seligman Time Horizon 30 Fund, Seligman Time Horizon 20 Fund, Seligman Time Horizon 10 Fund and Seligman Harvester Fund.



....2001



o Launches Seligman Investment Grade Fixed Income Fund, Inc., a mutual fund seeking a high level of current income.


....2003

o Launches Seligman LaSalle Monthly Dividend Real Estate Fund, a mutual fund seeking a high level of current income and, secondly, capital appreciation.



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                                   APPENDIX D

Risk Factors Affecting the New York Fund


The securities that the New York Fund offers are not being offered by the State of New York. The State of New York has not approved or disapproved of these securities or determined if the Series' Registration Statement (including this Statement of Additional Information) is truthful or complete. The following information in the Appendix contains the Annual Information Statement of the State of New York (AIS), as updated or supplemented to the date specified therein. The AIS sets forth information about the financial condition of the State of New York. The State intends to update and supplement that Annual Information Statement further as described therein.

The AIS set forth in this Appendix is dated May 30, 2003 and contains information only through that date. It has been updated on October 30, 2003 for specified information only through that date. This Appendix sets forth the section of the AIS entitled "Current Fiscal Year." The remaining sections of the AIS set out under the headings "Prior Fiscal Year," "Economic and Demographics," "Debt and other Financing Activities," "State Organization," "Authorities and Localities," "Litigation," and "Exhibits" are not included herein. The entire AIS, including such remaining sections, was filed with each Nationally Recognized Municipal Securities Information Repository (NRMSIR). An official copy of the AIS may be obtained by contacting a NRMSIR, or the Division of the Budget, State Capitol, Albany, NY 12224, telephone (518) 473-8705. An informational copy of the AIS is available on the Internet at http://www.state.ny.us/dob.

    THE SECURITIES THAT THE FUND OFFERS ARE NOT BEING OFFERED BY THE STATE OF NEW YORK. THE STATE OF NEW YORK HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THE FUND'S REGISTRATION STATEMENT (INCLUDING
        THIS STATEMENT OF ADDITIONAL INFORMATION) IS TRUTHFUL OR COMPLETE

This Appendix contains the Annual Information Statement of the State of New York
(AIS), as updated or supplemented to the date specified therein. The AIS sets forth information about the financial condition of the State of New York. The State intends to update and supplement that Annual Information Statement further as described therein.

The AIS set forth in this Appendix is dated May 30, 2003 and contains information only through that date. It has been updated on October 30, 2003 for specified information only through that date. This Appendix sets forth the section of the AIS entitled "Current Fiscal Year." The remaining sections of the AIS set out under the headings "Prior Fiscal Year," "Economic and Demographics," "Debt and other Financing Activities," "State Organization," "Authorities and Localities," "Litigation," and "Exhibits" are not included herein. The entire AIS, including such remaining sections, was filed with each Nationally Recognized Municipal Securities Information Repository (NRMSIR). An official copy of the AIS may be obtained by contacting a NRMSIR, or the Division of the Budget, State Capitol, Albany, NY 12224, Tel. (518) 473-8705. An information copy of the AIS is available on the Internet at http://wwww.state.ny.us/dob.

Update to Annual Information Statement (AIS) of State of New York, dated October 30, 2003

This quarterly update (the "Update") to the AIS of the State of New York is dated October 30, 2003 and contains information only through that date. It is the second quarterly update to the AIS of the State of New York dated May 30, 2003. The first update to the AIS was issued on August 7, 2003. The information is this Update is organized into three parts.

Part I contains information on the State's Financial Plan projections. In Part I, readers will find: (1) The Mid-Year Update to the 2003-04 Financial Plan (the "Mid-Year Update") issued by the Division of the Budget (DOB) on October 28, 2003. Part I also reprints information on the GAAP-basis Financial Plan projections for 2003-04 and the State's five-year Capital Program and Financing Plan that first appeared in the in First Quarterly Update to the AIS issued on August 7, 2003. The Full Capital Program and Financing Plan for the 2003-04 through 2007-08 fiscal years is incorporated by reference, and is available from DOB at the address below; and (2) A discussion of special considerations affecting the State Financial Plan.

Part II contains updated disclosure on the State Retirement System, the Metropolitan Transportation Authority (MTA) and the City of New York. As a convenience to readers, Part II also reprints information related to the State's audited basic Financial Statements for the 2003-03 fiscal year that first appeared in the August 7, 2003 Update to the AIS.

Part III updates information related to certain litigation against the State.

This Update has been supplied by the State to provide information about the financial condition of the State in connection with financings of certain issuers (including public authorities of the State) that may depend in whole or in part on State appropriations as sources of payment of their respective bonds, notes or other obligations, and for which the State has contractually obligated itself to provide such information pursuant to an applicable continuing disclosure agreement (a "CDA").

An Official Copy of this Update has been filed with each Nationally Recognized Municipal Securities Information Repositary (NRMSIR) and may be obtained by contacting a NRMSIR or the Division of the Budget, State Capitol, Albany, NY 12224, Tel: (518) 473-8705.

An Informational Copy of this Update is available on the DOB website (www.budget.state.ny.us). The availability of this Update is electronic form at DOB's website is being provided solely as a matter of convenience to readers and does not imply that there have been no changes in the financial condition of the State at any time subsequent to its release date. Maintenance of this Update on such website is not intended as a republication of the information therein on any date subsequent to its release date.

Neither this Update nor any portion thereof may be included or incorporated by reference in a Preliminary Official Statement, Official Statement, or other offering document without express written consent by DOB and agreement by DOB to execute a CDA relating to the series of bonds or notes described in such Preliminary Official Statement, Official Statement, or other offering document. Any use or incorporation by reference of this Update or any portion thereof in a Preliminary Official Statement, Official Statement, or other offering document without such consent and agreement is unauthorized and the State expressly disclaims any responsibility with respect to the inclusion, intended use, and updating of this Update if so misused.

PART I

Mid-Year Update to the 2003-04 Financial Plan. DOB prepared the Mid-Year Update set forth below. It contains estimates and projections of future results that should not be construed as statement of fact. These estimates and projections are based upon various assumptions that may be affected by numerous factors, including future economic conditions in the State and nation and potential litigation concerning actions by the State Legislature in enacting the 2003-04 budget. There can be no assurance that actual results will not differ materially and adversely from the estimates and projections contained herein.

Introduction. This is the Mid-Year Update to the State's 2003-04 Financial Plan, submitted pursuant to section 23 of the State Finance Law. The Mid-Year Update includes revised Financial Plan projections, an updated economic forecast, operating results for the first six months of fiscal year 2003-04, and General Fund cash flow projections through the third quarter of fiscal year 2003-04. For a description of the structure of the State Financial Plan and general State operating procedures, please see the 2003-04 New York State Executive Budget Appendix II published on January 29, 2003 and the Annual Information Statement of the State of New York dated May 30, 2003, which are available at www.budget.state.ny.us.

The actual cash-basis results and financial plan projections reported in this Mid-Year Update reflect the deferral of $1.9 billion in spending from 2002-03 to 2003-04 that was necessary due to delayed Legislative authorization for issuance of tobacco bonds. Therefore, the projects contained herein are reported on a basis consistent with the actual results reported by the State Comptroller, and with unadjusted Financial Plans previously reported in the Enacted Budget Report and First Quarterly Financial Plan Update. In addition, the State Funds and All Governmental Funds actual results and estimates contained in this Update reflect the reclassification of the Expendable and Non-Expendable Trust Funds from the Fiduciary fund type of the Special Revenue fund type. This fund reclassification conforms to the new accounting standards as set forth in the Governmental Accounting Standards Board (GASB) issued Statement 34, which substantially changed the way in which governments are required to report operations in their financial statements.

Overview. At mid-year, the State's 2003-04 Financial Plan remains solidly balanced based on the availability of one-time Federal aid that was authorized after this year's budget was enacted. While these receipts help to ensure balance in the current year, the State continues to face a significant financial gap in 2004-05. Revenue actions enacted by the Legislature over the Governor's objection continue to perform as the Executive had anticipated, with no appreciable receipt collections from several newly authorized sources. Moreover, while the potential for improved performance from the financial services sector shows some promise, the level of revenue from tax law changes has not materialized to the extent anticipated by the Legislature at the time of their enactment. At the same time, governmental spending on economically sensitive entitlement programs is running higher than expected as the

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State's economic recovery remains anemic. Taken together, these factors represent a fiscal challenge for the 2004-05 fiscal year and beyond. As of this Mid-Year Report, the imbalance between anticipated receipts and disbursements for the 2004-05 fiscal year remains at approximately $5 billion to $6 billion.

As previously reported, a number of steps have been taken to address the State's fiscal situation. Aggressive austerity measures that require all State agencies to carefully scrutinize discretionary expenditures are in place, and a strict hiring freeze has been maintained. The Governor is also working with legislative leaders on statutory measures that could be enacted this fall to provide further savings this year and begin to address next year's gap.

As indicated, the Division of the Budget (DOB) projects the State will end the 2003-04 fiscal year in balance after year-end reserve transactions. These transactions, totaling $730 million, are comprised of $710 million in the permanent rainy day fund (the Tax Stabilization Reserve Fund) and $20 million in the Contingency Reserve Fund. An additional $75 million in resources, resulting primarily from minor timing revisions to the July Financial Plan projections, have been treated as available for use in 2004-05.

As detailed later in this report, the Mid-Year Update reflects modest net increases in both receipts and spending of $30 million from the July Update. The $30 million net increase in the revenue projections include modest upward revisions to tax receipts estimates. Nonetheless, tax receipt projections for the current fiscal year remain slightly below those contained in the Enacted Budget Report. The $30 million net increase in spending reflects higher spending in welfare and Medicaid due to increasing caseloads, expenditure growth and utilization and growth in the Tuition Assistance Program (TAP) due to higher enrollment. These costs are partially offset by the timing of Federal aid that lowers health care costs and savings resulting from recently enacted "clean-up" legislation. In addition, the report updates the status of certain risks to the Financial Plan projections, including possible reductions in anticipated Federal aid for the school supportive health services program.

Current revenue and spending estimates for the General Fund, State Funds and All Governmental Funds are summarized in the following table. Detailed information is provided later in this report.

--------------------------------------------------------------------------------
                     2003-04 Revenue and Spending Estimates
                              (millions of dollars)
--------------------------------------------------------------------------------
                                 July     October  Change from      Change from
                                Update    Update   July Update    Enacted Budget
--------------------------------------------------------------------------------
  Revenue:
--------------------------------------------------------------------------------
  General Fund                  42,337    42,367         30             627
--------------------------------------------------------------------------------
  State Funds                   62,539    62,647        108             592
--------------------------------------------------------------------------------
  All Governmental Funds        97,029    98,322      1,293           2,601
--------------------------------------------------------------------------------
  Spending:
--------------------------------------------------------------------------------
  General Fund                  42,422    42,452         30            (285)
--------------------------------------------------------------------------------
  State Funds                   62,700    62,864        164            (123)
--------------------------------------------------------------------------------
  All Governmental Funds        96,918    97,979      1,061           1,605
--------------------------------------------------------------------------------

Summary of Mid-Year Revisions. General Fund revenue projections have been revised upward by $30 million from the July Financial Plan Update issued July 30, 2003 (the "July Update") to reflect a modest upward revision in the tax receipts estimate offset by additional costs for the School Tax Relief (STAR) program and a deposit to the Personal Income Tax (PIT) Refund Reserve Account. The spending increase of $30 million is due to higher estimated costs in welfare ($31 million), Medicaid ($100 million), and TAP ($31 million), partially offset by Federal aid which reduces the State share of Medicaid costs ($51 million), other available health care resources ($46 million), implementation of cost containment in recently enacted "clean-up" legislation ($20 million), and projected additional lottery receipts used to finance school aid costs ($15 million).

State Funds disbursements increased by $164 million from the July Update reflecting General Fund changes described above ($30 million) and increased spending for STAR ($35 million). The reclassification of Expendable Trust and Non-Expendable Trust Funds from the Fiduciary Fund type to the Special Revenue fund type increases both receipts and disbursements ($60 million and $84 million, respectively) from amounts published in the July Update. The balance of the increase in the State Funds receipts of $108 million from the July Update primarily reflects the General Fund changes discussed above ($30 million).

The increase in All Governmental Funds receipts of $1.29 billion over the July Update primarily reflects the receipt of Federal Emergency Management Agency
(FEMA) reimbursement aid for costs incurred by the State and New York City associated with the World Trade Center attacks of September 11th ($1.17 billion), as well as the State Funds changes described above ($108 million). All Governmental Funds disbursements increased by $1.06 billion over the July Update due primarily to FEMA aid that flowed through the State to New York City for costs associated with the World Trade Center attacks ($885 million), and State Funds changes described above ($164 million).

Recap of Financial Plan Revisions since the Enacted Budget. Since the Enacted Budget Financial Plan, projected General Fund receipts have been increased by $627 million. This increase is attributable to the receipt of $645 million in one-time Federal revenue sharing payments and the expected flow of $170 million in additional sales tax receipts to the General Fund due to the delay in providing payments to New York City associated with the Local Government Assistance Corporation (LGAC)/Municipal Assistance Corporation (MAC) transaction. These increases are partially offset by a net reduction in the estimate for General Fund tax and miscellaneous receipts for 2003-04 of $53 million, additional costs for the STAR program of $35 million, an increased deposit into the PIT Refund Reserve Account of $75 million and a decrease in other transfers of $25 million.

General Fund spending has decreased by $285 million from the Enacted Budget Financial Plan. This decrease is primarily attributable to lower costs resulting from a 15-month increase in the Federal matching rate on Medicaid costs ($422 million), the delayed timing of spending for new legislative "member items" ($100 million), additional resources available to Medicaid ($46 million), lower debt service costs ($42 million) and savings from the cap on mentally disabled payments to counties ($20 million). These reductions in spending are partially offset by: growth above budgeted levels for Medicaid ($200 million), welfare ($71 million) and TAP ($31 million); the delayed implementation of employee health insurance cost containment changes ($26 million); and a modest increase in State operations spending ($17 million). The combined benefit of the increased General Fund receipts and lower spending was used to balance the 2003-04 Enacted Budget and help lower the 2004-05 budget gap. The 2004-05 budget gap of roughly $5 billion to $6 billion already reflects these revisions. State Funds receipts increased $592 million over the Enacted Budget Financial Plan primarily reflecting the General Fund increase described above ($627 million). The State Funds disbursements decline of $123 million reflects the decline in General Fund spending detailed above ($285 million) offset by increased spending in STAR ($35 million) and the reclassification of Expendable Trust and Non-Expendable Trust Funds from the Fiduciary fund type to the Special Revenue fund type ($84 million).

The increase in All Governmental Funds receipts of $2.60 billion over the Enacted Budget Financial Plan primarily reflects the receipt of Federal Emergency Management Agency (FEMA) reimbursement aid for costs incurred by the State and New York City associated with the World Trade Center attacks of September 11th ($1.17 billion), the State funds changes described above ($592 million), higher projected Federal aid in support of the Medicaid program reflecting the temporary increase in the Federal matching rate ($1.01 billion) and program cost increases ($300 million). All Governmental Funds disbursements increased $1.60 billion over the Enacted Budget primarily due to increases in World Trade Center costs ($885 million) and the Medicaid increases detailed above ($1.31 billion), offset by decreases in all other program areas. The majority of the changes since the Enacted Budget Financial Plan were reflected in the July Update, and thus only the incremental changes from the July Update are discussed in further detail later in this report.

Recent Events. The Legislature recently passed "clean-up" bills that provide technical corrections and clarification to the budget bills and Article VII language bills enacted in the 2003 regular legislative session. These bills include necessary corrections and clarifications to achieve several savings and revenue initiatives included in the 2003-04 Financial Plan, as well as $20 million in new cost containment savings (described in more detail below). In addition, the bills include a provision that grants loan forgiveness to local governments of roughly $172 million in advance payments associated with the cost of providing mental health services. This action was already reflected in the Financial Plan.

Status of Legislative Actions. DOB continues to value certain revenue measures adopted by the Legislature at significantly lower amounts. The temporary personal income tax increase is valued at $280 million below legislative estimates, and year-to-date results appear consistent with the lower estimate. In addition, more speculative revenue actions taken by the Legislature are expected to have virtually no positive revenue impact in the current fiscal year, again, consistent with results to date. These actions include Video Lottery Terminals (VLTs) permitted to operate at certain racetracks, the collection of excise and sales taxes from non-exempt purchasers on Native American lands, and the denial of business deductions for the use of certain intangible assets.

      ----------------------------------------------------------------------
                DOB Analysis of 2003-04 Legislative Revenue Actions
                               (millions of dollars)
      ----------------------------------------------------------------------
                                              Legislative Value    DOB Value
      ----------------------------------------------------------------------
      Temporary PIT Increases                       1,680            1,400
      ----------------------------------------------------------------------
      Indian Reservation Taxes                        164                0
      ----------------------------------------------------------------------
      VLTs                                            150                0
      ----------------------------------------------------------------------
      Bonus Depreciation Recapture                    146               58
      ----------------------------------------------------------------------
      Intangible Holding Companies                    115                0
      ----------------------------------------------------------------------
      Other Revenue Actions                           140               15
      ----------------------------------------------------------------------

It should also be noted that the Legislature assumed savings in certain program areas that have not been attainable and which are still not reflected in this Update. These occur primarily in Medicaid and in shelter allowances for welfare recipients.

Projected General Fund Outyear Budget Gaps. While the current fiscal year is balanced, the magnitude of future budget gaps requires timely and aggressive measures to restore structural balance. The Governor is continuing implementation of a fiscal management plan that includes measures intended to reduce costs and generate recurring savings in the outyears. General Fund outyear budget gaps are estimated to be roughly $5 billion to $6 billion in 2004-05 and $8 billion in 2005-06, consistent with the range of gaps initially reported by DOB in the May 1 Analysis of Legislative Budget Changes and in the Enacted Budget Report released later in May.

The statewide austerity measures limiting discretionary spending, travel, and low priority capital spending will remain in force and all State agencies will continue to operate under a hiring freeze, consistent with existing guidelines. In addition, agencies continue to conduct comprehensive reviews of all existing and new State contracts, fleet management practices, and equipment purchases, as well as management assessments of current agency operations. These reviews will identify opportunities where agencies, through increased administrative flexibility, statutory changes or other means, can achieve greater productivity, improve services, and reduce costs. Savings from these measures, which are not yet reflected in the Financial Plan, should provide a hedge against risk for the remainder of the fiscal year and help reduce the outyear budget gaps.

General Fund Financial Plan

National Economy. Revised data for the second quarter of this year, in conjunction with preliminary data for the third quarter, indicate a stronger national economy for 2003 than projected in the July Update. Indeed, U.S. real gross domestic product is expected to grow almost 6 percent during the third quarter, aided by the issuance of tax cut rebate checks and a long-awaited improvement in business spending. Consequently, the DOB forecast for real growth in U.S. GDP for 2003 has been revised up to 2.8 percent. National economic growth is expected to accelerate to 3.8 percent in 2004.

The improved outlook for the overall national economy has not yet translated into significant labor market growth. High productivity growth, rising benefit costs, and the trend toward off-shore outsourcing in certain economic sectors has delayed the resumption of hiring by businesses. DOB has reduced its estimate of nonagricultural employment growth for 2003 slightly from the 0.2 percent decline reported in July to a decline of 0.3 percent. Moreover, expected growth for 2004 has been reduced from 0.9 percent to 0.6 percent. The weaker job market, along with slightly lower than expected consumer price inflation, will result in slower wage and personal income growth than reported in the July Update. Wage growth has been revised down from 2.8 percent to 2.1 percent for 2003, partly due to a downward revision to the first quarter of 2003. Overall personal income growth has been revised down as well from 3.5 percent to 3.2 percent. Income growth is expected to accelerate in 2004, but remains well below the historical average.

      --------------------------------------------------------------------
                            Major Economic Indicators

      --------------------------------------------------------------------
                                               2002        2003       2004
      --------------------------------------------------------------------
      Gross Domestic Product (real)             2.4         2.8        3.8
      --------------------------------------------------------------------
      Personal Income                           2.7         3.2        4.7
      --------------------------------------------------------------------
      Non Farm Employment                      (0.3)        0.6        1.7
      --------------------------------------------------------------------
      Consumer Price Index                      1.6         2.3        1.9
      --------------------------------------------------------------------
      Note: Numbers above a re percent change/calendar year. DOB estimates are based on National Income and Product Account data through September 2003.
      --------------------------------------------------------------------

DOB's forecast is not without risk. With significant labor market slack and the capacity utilization rate at its lowest level since the early 1980s recession, the business sector has been more reluctant to significantly increase investment spending than is typical at this stage of a recovery. If this trend continues, it could result in even slower job growth than expected. In turn, continued weakness in the labor market could depress consumption spending, further reducing the incentive for businesses to spend. In contrast, if the Federal tax reduction, combined with historically low interest rates, has a greater impact on households than expected, or a weaker dollar produces higher export growth than the current forecast, national economic growth could be stronger than expected.

State Economy. DOB's New York State Index of Coincident Economic Indicators shows that the State economy began to emerge from recession in early 2003. The collapse of dot-com equity prices, and the implosion of the high-tech sector that followed, sent the stock market tumbling and precipitated heavy job losses in the State's manufacturing, trade, and finance industries during the first eight months of 2001. The destruction of the World Trade Center wrought catastrophe for the downstate economy, with the finance and travel and tourism industries being the hardest hit. The December 2001 collapse of Enron, the corporate governance scandals that followed, and finally, the run-up to the war in Iraq, further delayed the recovery in equity prices, leading to further financial sector layoffs, as well as reductions in bonuses. As a result of this barrage of negative events, the State recession extended beyond that of the nation.

Notwithstanding the upward revision to the national economic forecast, DOB's outlook for the New York economy is little changed from that presented in the July Update. With the State's labor market beginning to recover, DOB has revised its 2003 forecast for total State employment growth marginally upward from a decline of 0.4 percent to a decline of 0.1 percent, on an annual average basis. Private sector job growth has similarly been revised up from a decline of 0.2 percent to a decline of 0.1 percent. Expected employment growth for 2004 has also been revised upward from 0.6 percent to 0.8 percent. Nevertheless, the estimate for the State's unemployment rate, which is often a lagging economic indicator, remains at 6.2 percent for both 2003 and 2004.

The recovery of the State's financial sector continues. With the S&P 500 up over 13 percent since the end of 2002, recent months have seen an increase in merger and acquisition activity, as well as strong revenues from bond trading activity, although the latter are expected to weaken with the rise in long-term interest rates. The improved outlook for the financial markets is expected to translate into higher bonus growth for the coming bonus season than was projected in July. DOB's 2003 forecast for State wages and salaries is relatively unchanged from July, but has been revised up for 2004 from 4.1 percent to 4.6 percent. Growth in total State personal income, of which wages and salaries are the largest component, has been revised up to 2.7 percent for 2003, due in large part to revised data for proprietors' income, and to 4.4 percent for 2004.

      --------------------------------------------------------------------
                            Major Economic Indicators
      --------------------------------------------------------------------
                                              2002        2003        2004
      --------------------------------------------------------------------
      Personal Income                         (0.2)        2.7         4.4
      --------------------------------------------------------------------
      Nonagricultural Employment              (1.8)       (0.1)        0.8
      --------------------------------------------------------------------
      Unemployment Rate                        6.1         6.2         6.2
      --------------------------------------------------------------------
      Note: Numbers above are percent change/calendar year. Personal income and nonagricultural employment growth for 2002 and all forecasts for 2003 and 2004 are projected by DOB.
      --------------------------------------------------------------------

The volatility of the financial markets remains a significant source of risk to the New York forecast. If the recent rise in equity prices and financial services activity fails to be sustained, industry profitability and associated compensation could be lower than anticipated. In addition, weaker than expected growth for both the national and international economies would, in turn, weaken the State's recovery. This would result in even slower employment and income growth than projected. In contrast, stronger financial services sector growth or stronger national and international growth could result in a healthier economic recovery for the State than projected.

General Fund Receipts

      ---------------------------------------------------------------------
                          2003-04 General Fund Receipts
                              (millions of dollars)
      ---------------------------------------------------------------------
                                                       Change from
                                  July      October        July      Annual
                                 Update     Update        Update     Change
      ---------------------------------------------------------------------
      Total Tax Receipts         28,406     28,402          (4)        425
      ---------------------------------------------------------------------
      All Other Receipts         13,931     13,965          34       4,546
      ---------------------------------------------------------------------
      Total Receipts             42,337     42,367          30       4,971
      ---------------------------------------------------------------------

Total General Fund receipts are estimated at $42.37 billion, an increase of $30 million from the July Update, as explained below. The increase of $4.97 billion over the prior year is largely attributable to three factors: the expected receipt of $3.80 billion in tobacco securitization proceeds, $645 million from the Federal revenue sharing grants, and higher receipts resulting from tax and fee increases enacted with the 2003-04 Budget. The tax receipt revisions from the July Update, including transfers, are relatively minor and reflect a modestly more optimistic view of economic trends and financial sector performance balanced against some shortfalls in year-to-date results. Estimates for the impact of legislatively enacted changes remain essentially unchanged. It remains the case that a significant number of the revenue actions taken by the Legislature will generate little or no revenue in fiscal year 2003-04.

Personal Income Tax.. Personal income tax receipts for the 2003-04 fiscal year are estimated at $16.28 billion, a decrease of $8 million from the July Update estimate. This decrease is comprised of an additional deposit to the PIT Refund Reserve Account ($75 million) partially offset by higher PIT collections ($67 million). The estimate reflects an increase of $150 million in the non-withholding payments estimate due in part to a change in collection patterns related to tax actions taken with the Enacted Budget. Despite a year-to-date shortfall in withholding results, the estimate is unchanged reflecting better-than-anticipated securities industry profitability and an expected increase in end-of-year bonus payments. Increases are partially offset by a lower assessments estimate ($25 million), increased costs for the STAR program ($35 million) and greater deposits to the Revenue Bond Tax Fund (RBTF) ($23 million). Important risks affecting the personal income tax estimate include the strength of growth in the overall economy, financial sector compensation trends, and collection patterns related to the temporary tax increase enacted earlier this year.

Consumption and Use Taxes. The estimate for user taxes and fees is $7.96 billion, which is $11 million below the July Update. The estimates for sales tax, motor vehicle fees, the alcohol beverage tax, and alcohol beverage control license fees are unchanged from the July Update. The estimate for the cigarette and tobacco tax is $11 million below the July Update estimate, reflecting weaker-than-anticipated cigarette consumption. Overall, consumption and use tax receipts are within $5 million of the estimated cash flow contained in the July Update.

Business Taxes. The business tax estimates total $3.44 billion and remain unchanged from the July Update. Business taxes for the first half of the fiscal year were $1.54 billion, which is $43 million below July estimates. This is primarily due to unexpected large refunds in the bank tax and lower-than-expected utility tax payments. Collections are expected to strengthen in the later part of the year as corporate profitability continues to improve.

Other Taxes. Other taxes, comprised of the estate tax, gift tax, real property gains tax, pari-mutuel taxes and other taxes are now expected to total $726 million, a $15 million increase from the July Update. Through the first half of the fiscal year, receipts totaled $398 million, which is $32 million above the cash flow projection in the July Update. The change from the July Update is due to the unexpectedly strong results in the estate tax. The change is based upon the strong year-to-date results, and an upward revision to estimates of household net worth.

Miscellaneous Receipts. The estimate for miscellaneous receipts is $5.55 billion and remains unchanged from the July Update. Year-to-date collections of miscellaneous receipts are $3.13 billion, which is $2.27 billion higher than last year. The higher receipts are attributable to $2.20 billion in tobacco bond proceeds received in June, offset by lower collections from abandoned property. There is some downside risk in the miscellaneous receipts estimate, stemming from lower-than-expected year-to-date collections from abandoned property, though the majority of revenue from this source is received during the second half of the fiscal year.

Federal Grants. Federal Grants are estimated to total $645 million and remain unchanged from the July Update.

Transfers From Other Funds. The estimate for transfers from other funds is $7.77 billion, which is $34 million above the July Update. Personal income tax and the real estate transfer tax in excess of debt service requirements are expected to increase by $23 million and $11 million respectively. These changes reflect modest increases in the estimates of the personal income and real estate transfer taxes.

General Fund Disbursements

      ---------------------------------------------------------------------
                       2003-04 General Fund Disbursements
                              (millions of dollars)
      ---------------------------------------------------------------------
                                                        Change from
                                      July     October     July      Annual
                                      Update    Update    Update     Change
      ---------------------------------------------------------------------
      Grants to Local Governments     29,584    29,629      45       4,742
      ---------------------------------------------------------------------
      All Other                       12,838    12,823     (15)         97
      ---------------------------------------------------------------------
      Total Disbursements             42,422    42,452      30       4,839
      ---------------------------------------------------------------------

General Fund spending is estimated at $42.45 billion, an increase of $30 million from the July Update as a result of additional net spending of $45 million for Grants to Local Governments partially offset by the anticipated elimination of a $15 million transfer to the State Lottery Fund. Grants to Local Governments disbursements are projected at $29.63 billion, an increase of $45 million from the July Update. This higher local spending consists of increases in welfare ($31 million), TAP ($31 million), and Medicaid ($3 million), partially offset by reduced spending in mental hygiene programs ($20 million).

Revised welfare caseload and expenditure estimates result in a net $31 million spending increase above the July Update. Federal Temporary Assistance to Needy Families (TANF) originally programmed to offset school aid costs for the Pre-K program and Higher Education Services Corporation (HESC) spending for the TAP program are now needed to fund welfare costs. As a result, school aid and HESC spending increases by $50 million and $70 million respectively, partially offset by a welfare realignment of $89 million after the TANF reprogramming, including $23 million in TANF bonus funds. In addition to the loss of $70 million of TANF funds to offset TAP spending from the General Fund, HESC local assistance spending is $31 million above the July Update estimate as a result of larger than projected growth in the number of TAP recipients and average award levels.

Medicaid spending increased by a net $3 million over the July Update estimate as a result of $100 million in higher costs relating to caseload and utilization ($96 million) and revised cost containment savings ($4 million). This growth is partially offset by an increased State benefit resulting from the 15-month increase in the Federal matching rate used to lower Medicaid costs ($51 million). The gross State benefit of $319 million (for a total State share benefit in 2003-04 of $690 million) is reduced by $268 million to reflect the portion of these savings used to finance programs under the Health Care Reform Act. In addition, there are other available resources to Medicaid to reduce current year costs ($46 million). Local assistance spending estimates for the Office of Mental Retardation and Developmental Disabilities were reduced by $20 million from the July Update estimate due to the implementation of a cap on mentally disabled payments to counties pursuant to the recently enacted "clean-up" bills.

Transfers from the General Fund to other funds are reduced by $15 million for the anticipated elimination of a transfer to the Lottery Fund assumed in the July Update. This transfer is no longer required due to an increase in estimated lottery receipts that sufficiently funds a portion of school aid costs as assumed in the Enacted Budget Financial Plan. All other General Fund spending estimates, including State Operations ($7.14 billion), General State Charges ($3.26 billion), Debt Service ($1.54 billion) and Capital Projects ($255 million), remain unchanged from the July Update.

Annual Change in General Fund Disbursements. General Fund spending is now projected to total $42.45 billion, an increase of $4.84 billion or 13.0 percent from the prior year. The deferral of $1.90 billion in disbursements from 2002-03 to 2003-04 that was made necessary due to the delay in securing authorization to issue tobacco bonds represents $3.80 billion of the annual growth in General Fund spending. The deferral of $1.9 billion in payments included school aid ($1.31 billion), CUNY Senior Colleges advance ($419 million), Medicaid to New York City relating to the mentally disabled ($82 million), education ($54 million), welfare ($47 million) and several other payments ($186 million).

The remaining $1.04 billion in projected annual spending growth in the General Fund is primarily attributable to increased spending for Grants to Local Governments of $1.09 billion. This category is the largest area of General Fund spending and represents over 68 percent of total disbursements. All other General Fund spending is estimated to decrease by $51 million and consists of lower spending for State Operations ($610 million), offset by increases in General State Charges ($493 million) and Transfers To Other Funds ($66 million). Higher local assistance spending of $1.09 billion or 4.1 percent results from higher welfare spending associated with the loss of non-recurring Federal TANF reserve funds used to offset 2002-03 welfare spending and an increased caseload ($582 million), additional spending for legislative member items ($250 million), growth in Medicaid program costs ($130 million), and various other increases in spending across several local assistance programs.

State Operations disbursements, which accounts for the second largest area of General Fund spending, are estimated to decline $610 million or 7.9 percent from 2002-03 due to decreased spending for personal service ($677 million) partially offset by modest growth in non-personal service spending ($67 million).

Decreases in personal service costs are attributable to the continuation of the strict statewide hiring freeze, an aggressive use of a State employees retirement incentive, and the use of alternative funding sources to finance spending. These alternative funding sources for personal service costs are comprised of additional SUNY revenues including a tuition increase ($289 million), increased Federal revenues used to finance a portion of mental hygiene spending ($227 million), and the shift of transportation-related spending for the Department of Motor Vehicles to the Dedicated Highway Fund ($90 million). This lower spending is partially offset by increased non-personal service spending resulting primarily from inflationary increases across all agencies.

General State Charges annual growth of $493 million or 18.0 percent is mostly due to higher costs associated with pensions ($250 million) and health insurance ($204 million). Increases in pension costs are driven by a required minimum contribution rate of 4.5 percent of 2003-04 annual payroll expenditures (versus
1.0 percent in 2002-03), as well as higher costs produced by retirement incentives. The growth in health insurance spending reflects rising costs of employee and retiree health care, including the escalating costs of prescription drugs.

Transfers to other funds are projected to grow $66 million or 2.8 percent over the prior year, primarily the result of timing of State subsidy payments to the SUNY hospitals ($107 million), increased General Fund support of capital projects spending for transportation and the environment ($90 million), and underlying growth in debt service costs ($46 million). These increases are partially offset by a decrease in the transfer to the Community Service Provider Assistance Program Fund ($100 million) and in the State's share of Medicaid payments to SUNY hospitals ($48 million). Additional information relating to the annual spending changes is included in the 2003-04 Enacted Budget Report published on May 28, 2003.

Reserves/General Fund Closing Balance. The Mid-Year Update projects a closing balance of $730 million in the General Fund, and is unchanged from the July Update. The closing fund balance is comprised of $710 million in the permanent rainy day fund (Tax Stabilization Reserve Fund) and $20 million in the litigation reserve (Contingency Reserve Fund).

Certain Risks.(2) The Mid-Year Financial Plan does not assume costs that could materialize as a result of adverse rulings in pending litigation, increased school aid funding related to recent court rulings, future collective bargaining agreements with State employee unions, Federal disallowances or other Federal actions that could produce adverse effects on the State's projections of receipts and disbursements. These risks are explained in further detail below.

The State is a defendant in several ongoing legal proceedings that could result in costs to the State Financial Plan. The most significant litigation includes ongoing claims by several Indian Nations alleging wrongful possession of lands by the State and several counties, and the recent State Court of Appeals ruling that the State's financing system for New York City public schools was unconstitutional requiring the State to submit its remedy to the Court by July 30, 2004. In addition, in Jiggetts vs. Dowling, the State has implemented a court-ordered increase in the shelter allowance schedule for public assistance families effective November 1, 2003. The court has also directed the parties to return on March 30, 2004 for further proceedings. The State and several State employee unions are negotiating new collective bargaining agreements. The recently expired four-year agreement included a $500 non-recurring lump sum payment and salary increases of 1.5 percent in 1999-00, 3.0 percent in 2000-01 and 3.5 percent in 2001-02 and 2002-03. Each one percent salary increase costs roughly $80 million in the General Fund.

The Federal government is currently auditing Medicaid claims submitted since 1993 under the school supportive health services program. At this point, these audits have not been finalized, and, as a result, the liability of the State and/or school districts for any disallowances that may result from these audits cannot be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances. In addition, as of September 2003, nearly $300 million in Federal Medicaid payments related to school supportive health services have been deferred by the Federal Centers for Medicare and Medicaid Services. Since the State has continued to reimburse school districts for these costs, these Federal deferrals, if not resolved, could result in a Medicaid cash shortfall in the General Fund. New York State continues to await Federal approval of the Medicaid State Plan Amendment necessary to make planned payments totaling roughly $1.1 billion (half funded by the Federal government) to public hospitals throughout the State, including the New York City Health and Hospitals Corporation, State University of New York hospitals, and other State and county operated facilities.

Governmental Funds Financial Plans. The State Funds and All Governmental Funds sections below provide a brief description of the annual change in receipts and disbursements. For a more detailed discussion of these changes, refer to the Enacted Budget Financial Plan.

GASB issued Statement 34 (GASB 34), which substantially changed the way in which governments are required to report their operations in their financial statements. In accordance with GASB 34, the Expendable and Non-Expendable Trust Funds have been reclassified from the Fiduciary fund type to the Special Revenue fund type. These fund reclassifications conform to the new accounting standards and are counted in the State Funds and All Governmental Funds actual results and estimates contained in this Update.

State Fund. State Funds represent the portion of the State's budget supported exclusively by State revenues: taxes, fees, fines, and other revenues imposed and collected by the State. Federal grants are not typically included as part of State Funds; however, one-time Federal grants received in the General Fund have been included for 2003-04.

      ----------------------------------------------------------------------
                           2003-04 State Fund Receipts
                              (millions of dollars)
      ----------------------------------------------------------------------
                                     July       October  Change from  Annual
                                    Update      Update   July Update  Change
      ----------------------------------------------------------------------
      Taxes                         42,534      42,577       43       1,901
      ----------------------------------------------------------------------
      Miscellaneous Receipts        19,360      19,424       64       5,421
      ----------------------------------------------------------------------
      Federal Grants                   645         646        1         646
      ----------------------------------------------------------------------
      Total Receipts                62,539      62,647      108       7,968
      ----------------------------------------------------------------------


----------
(2) For a discussion of other risks, please see "Special Considerations" and "Litigation" in this Update.

The increase in State Funds receipts of $108 million over the July Update is primarily attributable to General Fund changes including projected increases in tax collections ($43 million). The remaining State Funds receipts change reflects the reclassification of Expendable and Non-Expendable Trust Funds to the Special Revenue Funds pursuant to GASB 34 as discussed above ($60 million).

State Funds receipts are projected to total $62.65 billion in 2003-04, an increase of $7.97 billion or 14.6 percent from 2002-03. Tax receipts in State Funds are projected to total $42.58 billion, an increase of $1.90 billion from 2002-03 primarily reflecting a new personal income tax surcharge ($1.4 billion) and a one-quarter percent increase in sales tax ($450 million) as well as other modest tax reestimates. Miscellaneous receipts in State Funds are projected to total $19.42 billion, an increase of $5.42 billion over 2002-03. The growth in miscellaneous receipts primarily reflects receipts from the issuance of tobacco bonds ($3.8 billion), receipt of bond proceeds in support of capital spending ($1.29 billion) and growth in SUNY revenues attributable to a tuition increase ($280 million). Federal grants are projected to total $646 million and reflect one-time Federal revenue sharing payments.

            ----------------------------------------------------------
                        2003-04 State Funds Disbursements
                              (millions of dollars)
            ----------------------------------------------------------
             July               October     Change from         Annual
            Update              Update      July Update         Change
            ----------------------------------------------------------
            62,700              62,864          164             7,111
            ----------------------------------------------------------

State Funds disbursements increased by $164 million from the July Update. Spending growth is due mostly to General Fund changes, including welfare caseload increases ($31 million) and higher than expected enrollment in the current academic year for TAP ($31 million). The remaining change reflects increased spending in STAR for higher than anticipated school tax increases ($35 million) and fund reclassifications made pursuant to GASB 34 as discussed above ($84 million).

State Funds disbursements are projected at $62.86 billion in 2003-04, an increase of $7.11 billion or 12.8 percent from 2002-03. The deferral of payments made necessary due to the delay in securing authorization to issue tobacco bonds accounts for $3.8 billion of the $7.11 billion increase. Spending growth in welfare and HESC ($582 million and $210 million, respectively) results primarily from the loss of non-recurring Federal TANF reserve funds that had previously helped offset 2002-03 General Fund spending. Other State Funds spending growth includes increases in: General State Charges ($543 million) primarily due to higher pension and health insurance costs; Medicaid ($249 million) reflecting growth in program costs; and debt service ($349 million), reflecting planned growth in costs and additional bonding enacted by the Legislature. The remaining annual growth includes: legislative member items ($250 million), public health ($195 million), SUNY ($183 million), STAR ($171 million), transportation ($136 million), environmental conservation ($117 million) and children and family services ($105 million).

All Governmental Funds. All Governmental Funds includes activity in the four governmental fund types: the General Fund, Special Revenue Funds, Capital Projects Funds, and Debt Service funds. All Governmental Funds spending combines State Funds with Federal grants across these fund types.

      ---------------------------------------------------------------------
                     2003-04 All Governmental Fund Receipts
                              (millions of dollars)
      ---------------------------------------------------------------------
                                 July      October    Change from    Annual
                                Update      Update    July Update    Change
      ---------------------------------------------------------------------
      Taxes                     42,534      42,577          43        1,901
      ---------------------------------------------------------------------
      Miscellaneous Receipts    19,582      19,555         (27)       5,413
      ---------------------------------------------------------------------
      Federal Grants            34,913      36,190       1,277        2,934
      ---------------------------------------------------------------------
      Total Receipts            97,029      98,322       1,293       10,248
      ---------------------------------------------------------------------

The increase in All Governmental Funds receipts of $1.29 billion over the July Update primarily reflects the receipt of Federal Emergency Management Agency
(FEMA) reimbursement aid for World Trade Center costs ($1.17 billion), and the State Funds changes described above ($108 million).

All Governmental Funds receipts are projected to be $98.32 billion in 2003-04, an increase of $10.25 billion or 11.6 percent from 2002-03. The growth in receipts is comprised of the State Funds increase of $7.97 billion discussed above, and additional growth of $2.29 billion in Federal grants. The annual increase in Federal grants primarily reflects the receipt of FEMA aid as described above ($1.13 billion) and higher projected Federal aid in support of the Medicaid program reflecting the temporary increase in the Federal matching rate ($1.01 billion) and program cost increases ($300 million).

            ---------------------------------------------------------
                  2003-04 All Governmental Funds Disbursements
                              (millions of dollars)
            ---------------------------------------------------------
             July               October      Change from       Annual
            Update              Update       July Update       Change
            ---------------------------------------------------------
            96,918              97,979          1,061           8,923
            ---------------------------------------------------------

All Governmental Funds disbursements increased by $1.06 billion over the July Update due to FEMA aid that flowed through the State to New York City for costs incurred associated with the World Trade Center attacks ($885 million), and the State funds changes described above ($164 million).

All Governmental Funds spending is projected to total $97.98 billion in 2003-04, an annual increase of $8.92 billion or 10 percent from 2002-03. All Governmental Funds Medicaid spending growth of $2.51 billion primarily reflects underlying spending growth ($1.40 billion), the temporary increase in the Federal matching rate ($1.01 billion), and increased aid for disproportionate share payments to public hospitals ($394 million), as well as the State Funds changes described above ($249 million).

Also included in the annual increase is higher spending for public health ($475 million), largely related to the Child Health Plus program ($319 million), and welfare ($225 million), which reflects the State Funds increase described above ($582 million) partially offset by decreased Federal spending primarily due to the loss of one-time TANF aid that was used to support 2002-03 spending.

All Governmental Funds spending growth largely attributable to State Funds spending includes growth for fringe benefits ($525 million), debt service ($349 million), legislative member items ($250 million), SUNY ($160 million), and STAR ($171 million).

Mid-Year Cash-Basis Results - General Fund

      ------------------------------------------------------------------------
                    Cumulative General Fund Cash Flow Results
                    April 1, 2003 through September 30, 2003
                              (millions of dollars)
      ------------------------------------------------------------------------
                                                                   Favorable
                                       July Plan      Actuals    (Unfavorable)
                                                                   Variance
      ------------------------------------------------------------------------
      Total Receipts                     21,764        21,649        (115)
      ------------------------------------------------------------------------
      Total Disbursements                20,316        19,905         411
      ------------------------------------------------------------------------
      Cash Balance                        2,263         2,559         296
      ------------------------------------------------------------------------

The General Fund ended the second quarter with a balance of $2.56 billion, $296 million higher than the estimate in the July Update to the Financial Plan. The variance primarily reflects timing delays in projected spending of $411 million partially offset by lower receipts of $115 million.

Total General Fund receipts, including transfers from other funds, were $21.65 billion in the first six-months. On a net basis, receipts were $115 million lower than the July Update cash flow projections. This variance is primarily attributable to the delay in a transfer from the Dedicated Highway Fund ($118 million), lower sales and business taxes ($46 million) and lower gross personal income tax receipts ($21 million), which are partially offset by higher miscellaneous receipts ($29 million) and other taxes ($32 million).

General Fund disbursements, including transfers to other funds, totaled $19.91 billion through the second quarter, and were $411 million lower than the estimate of disbursements in the July Update. This lower spending consists of slower than anticipated 2002-03 school year aid payments primarily for categorical aid programs to school districts ($178 million), timing delays in capital projects in the economic development, environment, education and general government areas ($113 million), and a delay in the receipt of Federal Medicaid disproportionate share monies which are then transferred to SUNY hospitals ($92 million). Almost all of these timing variances are expected to be paid by the end of December and should have no impact on year-end projections, with the exception of the pending Federal approval of the Medicaid State Plan Amendment to make additional intergovernmental transfers and disproportionate share (IGT/DSH) payments to public hospitals as discussed earlier in this document which could result in higher costs.

State Funds. Total State Funds receipts were $30.15 billion in the first six months of 2003-04 comprised of $20.48 billion in taxes and $9.67 billion in other receipts. State Funds tax receipts are projected to total $42.58 billion at year-end and all other receipts are projected to total $20.07 billion. State Funds receipts through September represent 48 percent of total year-end projections which is consistent with financial plan assumptions that closely mirror State Funds disbursements.

State Funds disbursements totaled $28.42 billion through the second quarter against projected year-end total disbursements of $62.86 billion. Disbursements through September from State Funds amount to 45 percent of total projected disbursements consistent with underlying cash flow assumptions which plan for the disbursement of substantially all of the STAR local tax relief payments, significant school aid payments and Medicaid payments supported by HCRA monies in the second half of the fiscal year.

All Governmental Funds. All Governmental Funds receipts totaled $48.81 billion in the first six months of 2003-04 comprised of $20.48 billion in taxes, $9.44 billion in miscellaneous receipts and $18.89 billion in Federal grants. All Governmental Funds receipts are projected to total $98.32 billion at year-end:
$42.58 billion in taxes, $19.56 billion in miscellaneous receipts, and $36.19 billion in Federal grants.

Total All Governmental Funds disbursements were $46.23 billion through September against projected year-end total disbursements of $97.98 billion. All Governmental Funds receipts and disbursements through September are consistent with cash flow assumptions made in development of the Financial Plan projections and represent 49 percent and 47 percent of total year-end estimates, respectively.

General Fund Cash Flow Projections. Actual month-end cash balances through September ranged from a low of $1.33 billion in August to a high of $2.79 billion in April. Total receipts through September included $2.20 billion in tobacco proceeds and $323 million in Federal revenue sharing received in June, which allowed for the repayment of all pending March 2003 payment delays totaling $1.9 billion.

The General Fund closing balance on September 30, 2003 was $2.56 billion. General Fund intra-month daily balances can be supplemented with positive balances in other governmental funds as permitted by legislation included in the 2003-04 Enacted Budget that allows the State Comptroller to temporarily access balances in other funds to support the General Fund within a month. This process was utilized in September, as planned, to ensure intra-month payments continued in a timely manner. While the receipt of tobacco securitization proceeds and additional Federal aid has alleviated the tight monthly cash flow position experienced in the first six months of the 2003-04 State Fiscal Year, DOB continues to review cash balances on a daily basis and expects that cash flow in the early part of 2004-05 will have to be carefully monitored. The 2003-04 General Fund cash flow is projected to end the third quarter with a balance of $2.54 billion, an increase of $1.07 billion over the prior fiscal year.

Debt Reform Act. The Debt Reform Act of 2000 imposed phased-in caps that limit new debt outstanding to four percent of personal income and new debt service costs to five percent of total governmental funds receipts. To immediately constrain State debt levels, the Act applies to all new State-supported debt issued on and after April 1, 2000 (excluding certain refunding bonds). Section 23 of the State Finance Law requires the calculation of the caps imposed by the Act to be submitted with the Financial Plan Update most proximate to October 31 of each year.

For the 2002-03 fiscal year, the debt outstanding and debt service caps are 1.65 percent each. As shown in the tables below, actual levels of debt outstanding and debt service costs continue to remain well below the limits imposed by the Act.

---------------------------------------------      ------------------------------------------------------
            Debt Outstanding Cap                                       Debt Service Cap
              ($ in millions)                                          ($ in millions)
---------------------------------------------      ------------------------------------------------------
New Debt Outstanding                $  8,295       New Debt Service                              $   470
---------------------------------------------      ------------------------------------------------------
Personal Income (CY 2002)           $684,070       Governmental Funds Receipts                   $90,174
---------------------------------------------      ------------------------------------------------------
Debt Outstanding (% of PI)              1.21%      Debt Service (% of Govn't Fund Receipts)         0.52%
---------------------------------------------      ------------------------------------------------------
Cap Imposed by Debt Reform Act          1.65%      Cap Imposed by Debt Reform Act                   1.65%
---------------------------------------------      ------------------------------------------------------

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                                    2003-2004
                              (millions of dollars)

                                                           July       Change      October
                                                          -------     ------      -------
Opening fund balance                                          815         0           815
                                                          =======       ===       =======
Receipts:
Taxes:
   Personal income tax                                     16,284        (8)       16,276
   User taxes and fees                                      7,975       (11)        7,964
   Business taxes                                           3,436         0         3,436
   Other taxes                                                711        15           726
Miscellaneous receipts                                      5,547         0         5,547
Federal grants                                                645         0           645
Transfers from other funds:
   PIT in excess of Revenue Bond debt service               5,150        23         5,173
   Sales tax in excess of LGAC debt service                 1,960         0         1,960
   Real estate taxes in excess of CW/CA debt service          199        11           210
   All other                                                  430         0           430
                                                          -------       ---       -------
   Total receipts                                          42,337        30        42,367
                                                          =======       ===       =======
Disbursements:
Grants to local governments                                29,584        45        29,629
State operations                                            7,142         0         7,142
General State charges                                       3,258         0         3,258
Transfers to other funds:
   Debt service                                             1,541         0         1,541
   Capital projects                                           255         0           255
   State university                                           145         0           145
   Other purposes                                             497       (15)          482
                                                          -------       ---       -------
   Total disbursements                                     42,422        30        42,452
                                                          =======       ===       =======
Change in fund balance                                        (85)        0           (85)
                                                          =======       ===       =======
Closing fund balance                                          730         0           730
                                                          =======       ===       =======
Tax Stabilization Reserve Fund                                710         0           710
Contingency Reserve Fund                                       20         0            20

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                                    2003-2004
                              (millions of dollars)

                                                          Enacted      Change      October
                                                          -------      ------      -------
Opening fund balance                                          815          0           815
                                                          =======       ====       =======
Receipts:
Taxes:
   Personal income tax                                     16,285         (9)       16,276
   User taxes and fees                                      8,007        (43)        7,964
   Business taxes                                           3,498        (62)        3,436
   Other taxes                                                771        (45)          726
Miscellaneous receipts                                      5,569        (22)        5,547
Federal grants                                                  0        645           645
Transfers from other funds:
   PIT in excess of Revenue Bond debt service               5,125         48         5,173
   Sales tax in excess of LGAC debt service                 1,853        107         1,960
   Real estate taxes in excess of CW/CA debt service          202          8           210
   All other                                                  430          0           430
                                                          -------       ----       -------
   Total receipts                                          41,740        627        42,367
                                                          =======       ====       =======
Disbursements:
Grants to local governments                                29,835       (206)       29,629
State operations                                            7,205        (63)        7,142
General State charges                                       3,232         26         3,258
Transfers to other funds:
   Debt service                                             1,583        (42)        1,541
   Capital projects                                           255          0           255
   State university                                           145          0           145
   Other purposes                                             482          0           482
                                                          -------       ----       -------
   Total disbursements                                     42,737       (285)       42,452
                                                          =======       ====       =======
Fiscal Management Plan/Federal Aid                            912       (912)            0
                                                          =======       ====       =======
Change in fund balance                                        (85)         0           (85)
                                                          =======       ====       =======
Closing fund balance                                          730          0           730
                                                          =======       ====       =======
Tax Stabilization Reserve Fund                                710          0           710
Contingency Reserve Fund                                       20          0            20

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                             2002-2003 and 2003-2004
                              (millions of dollars)

                                                         2002-2003     2003-2004       Annual
                                                          Actual        October        Change
                                                         ---------     ---------      -------
Opening fund balance                                        1,032           815         (217)
                                                          =======       =======       ======
Receipts:
Taxes:
   Personal income tax                                     16,791        16,276         (515)
   User taxes and fees                                      7,063         7,964          901
   Business taxes                                           3,380         3,436           56
   Other taxes                                                743           726          (17)
Miscellaneous receipts                                      2,091         5,547        3,456
Federal grants                                                  0           645          645
Transfers from other funds:
   PIT in excess of Revenue Bond debt service               4,215         5,173          958
   Sales tax in excess of LGAC debt service                 1,919         1,960           41
   Real estate taxes in excess of CW/CA debt service          263           210          (53)
   All other                                                  931           430         (501)
                                                          -------       -------       ------
   Total receipts                                          37,396        42,367        4,971
                                                          =======       =======       ======
Disbursements:
Grants to local governments                                24,887        29,629        4,742
State operations                                            7,678         7,142         (536)
General State charges                                       2,699         3,258          559
Transfers to other funds:
   Debt service                                             1,496         1,541           45
   Capital projects                                           166           255           89
   State university                                            26           145          119
   Other purposes                                             661           482         (179)
                                                          -------       -------       ------
   Total disbursements                                     37,613        42,452        4,839
                                                          =======       =======       ======
Change in fund balance                                       (217)          (85)         132
                                                          =======       =======       ======
Closing fund balance                                          815           730          (85)
                                                          =======       =======       ======
Tax Stabilization Reserve Fund                                710           710            0
Contingency Reserve Fund                                       20            20            0
Community Projects Fund                                        85             0           85)

Note: Actuals reflect the amounts published in the Comptroller's Cash Basis Report released on July 29, 2003.

                             CURRENT STATE RECEIPTS
                                  GENERAL FUND
                             2002-2003 and 2003-2004
                              (millions of dollars)

                                            2002-2003     2003-2004       Annual
                                             Actual        October        Change
                                            ---------     ---------      -------
Personal income tax                           16,791        16,276         (515)
                                             -------       -------       ------
User taxes and fees:                           7,063         7,964          901
                                             -------       -------       ------
Sales and use tax                              6,328         7,250          922
Cigarette and tobacco taxes                      446           415          (31)
Motor vehicle fees                                67            75            8
Alcoholic beverages taxes                        180           182            2
Alcoholic beverage control license fees           42            42            0

Business taxes:                                3,380         3,436           56
                                             -------       -------       ------
Corporation franchise tax                      1,407         1,388          (19)
Corporation and utilities tax                    860           755         (105)
Insurance taxes                                  704           868          164
Bank tax                                         409           425           16

Other taxes:                                     743           726          (17)
                                             -------       -------       ------
Estate tax                                       701           692           (9)
Gift tax                                           7             0           (7)
Real property gains tax                            5             2           (3)
Pari-mutuel taxes                                 29            32            3
Other taxes                                        1             0           (1)
Total taxes                                   27,977        28,402          425
                                             -------       -------       ------
Miscellaneous receipts                         2,091         5,547        3,456
                                             -------       -------       ------
Federal grants                                     0           645          645
                                             -------       -------       ------
Total receipts                                30,068        34,594        4,526
                                             =======       =======       ======

                                  GENERAL FUND
                         PERSONAL INCOME TAX COMPONENTS
                             2002-2003 AND 2003-2004
                              (millions of dollars)

                                            2002-2003     2003-2004       Annual
                                             Actual        October        Change
                                            ---------     ---------      -------
Withholdings                                  19,959        22,085        2,126
Estimated Payments                             4,855         5,035          180
Final Payments                                 1,334         1,240          (94)
Delinquencies                                    796           595         (201)
   Gross Collections                          26,944        28,955        2,011

State/City Offset                               (288)         (300)         (12)
Refund Reserve                                 1,050            84         (966)
Refunds                                       (4,008)(1)    (4,230)(2)     (222)
   Reported Tax Collections                   23,698        24,509          811
STAR                                          (2,664)       (2,835)        (171)
RBTF                                          (4,243)       (5,398)      (1,155)
   General Fund                               16,791        16,276         (515)

Net personal income tax collections are affected by transactions in the tax refund reserve account. The tax refund reserve account is used to hold moneys designated to pay tax refunds. The Comptroller deposits receipts into this account at the discretion of the Commissioner of Taxation and Finance. The deposit of moneys into the account during a fiscal year has the effect of reducing receipts for the fiscal year, and the withdrawal of moneys from the account has the effect of increasing receipts in the fiscal year of withdrawal. The tax refund reserve account also includes amounts made available as a result of the LGAC financing program. Beginning in 1998-99, a portion of personal income tax collections is deposited directly in the School Tax Reduction (STAR) fund and used to make payments to reimburse local governments for their revenue decreases due to the STAR program.

Note 1: Reflects the payment of the balance of refunds on 2001 liability and payment of $960 million of calendar year 2002 refunds in the last quarter of the State's 2002-03 fiscal year and a balance in the Tax Refund Reserve Account of $627 million.

Note 2: Reflects the payment of the balance of refunds on 2002 liability and the projected payment of $960 million of calendar year 2003 refunds in the last quarter of the State's 2003-04 fiscal year and a projected balance in the Tax Refund Reserve Account of $543 million.

                               CASH FINANCIAL PLAN
                                   STATE FUNDS
                                    2003-2004
                              (millions of dollars)

                                                         Special      Capital        Debt
                                           General       Revenue      Projects      Service        (MEMO)
                                            Fund          Funds         Funds        Funds         Total
                                           -------       -------      --------      -------       -------
Opening fund balance                           815           947         (560)          158         1,360
                                           =======       =======       ======       =======       =======
Receipts:
Taxes                                       28,402         4,462        1,750         7,963        42,577
Miscellaneous receipts                       5,547         9,943        3,232           702        19,424
Federal grants                                 645             1            0             0           646
                                           -------       -------       ------       -------       -------
   Total receipts                           34,594        14,406        4,982         8,665        62,647
                                           =======       =======       ======       =======       =======
Disbursements:
Grants to local governments                 29,629        10,237        1,095             0        40,961
State operations                             7,142         4,630            0             8        11,780
General State charges                        3,258           410            0             0         3,668
Debt service                                     0             0            0         3,387         3,387
Capital projects                                 0             6        3,062             0         3,068
                                           -------       -------       ------       -------       -------
   Total disbursements                      40,029        15,283        4,157         3,395        62,864
                                           =======       =======       ======       =======       =======
Other financing sources (uses):
Transfers from other funds                   7,773           820          280         4,882        13,755
Transfers to other funds                    (2,423)         (229)        (947)      (10,149)      (13,748)
Bond and note proceeds                           0             0          248             0           248
                                           -------       -------       ------       -------       -------
   Net other financing sources (uses)        5,350           591         (419)       (5,267)          255
                                           =======       =======       ======       =======       =======
Change in fund balance                         (85)         (286)         406             3            38
                                           =======       =======       ======       =======       =======
Closing fund balance                           730           661         (154)          161         1,398
                                           =======       =======       ======       =======       =======

The Special Revenue Funds Opening fund balance has been increased by $54 million to reflect the reclassification of the Expendable and Non-Expendable Trust Funds from the Fiduciary fund type to the Special Revenue fund type pursuant to GASB 34.

                               CASH FINANCIAL PLAN
                             ALL GOVERNMENTAL FUNDS
                                    2003-2004
                              (millions of dollars)

                                                         Special      Capital        Debt
                                           General       Revenue      Projects      Service        (MEMO)
                                            Fund          Funds         Funds        Funds         Total
                                           -------       -------      --------      -------       -------

Opening fund balance                           815         1,039         (791)          158         1,221
                                           =======       =======       ======       =======       =======
Receipts:
Taxes                                       28,402         4,462        1,750         7,963        42,577
Miscellaneous receipts                       5,547        10,074        3,232           702        19,555
Federal grants                                 645        33,907        1,638             0        36,190
                                           -------       -------       ------       -------       -------
   Total receipts                           34,594        48,443        6,620         8,665        98,322
                                           =======       =======       ======       =======       =======
Disbursements:
Grants to local governments                 29,629        40,388        1,312             0        71,329
State operations                             7,142         7,922            0             8        15,072
General State charges                        3,258           576            0             0         3,834
Debt service                                     0             0            0         3,387         3,387
Capital projects                                 0             6        4,351             0         4,357
                                           -------       -------       ------       -------       -------
   Total disbursements                      40,029        48,892        5,663         3,395        97,979
                                           =======       =======       ======       =======       =======
Other financing sources (uses):
Transfers from other funds                   7,773         3,302          280         4,882        16,237
Transfers to other funds                    (2,423)       (2,671)      (1,079)      (10,149)      (16,322)
Bond and note proceeds                           0             0          248             0           248
                                           -------       -------       ------       -------       -------
   Net other financing sources (uses)        5,350           631         (551)       (5,267)          163
                                           =======       =======       ======       =======       =======
Change in fund balance                         (85)          182          406             3           506
                                           =======       =======       ======       =======       =======
Closing fund balance                           730         1,221         (385)          161         1,727
                                           =======       =======       ======       =======       =======

The Special Revenue Funds Opening fund balance has been increased by $54 million to reflect the reclassification of the Expendable and Non-Expendable Trust Funds from the Fiduciary fund type to the Special Revenue fund type pursuant to GASB 34.

                             CURRENT STATE RECEIPTS
                             ALL GOVERNMENTAL FUNDS
                             2002-2003 and 2003-2004
                              (millions of dollars)

                                            2002-2003     2003-2004       Annual
                                             Actual        October        Change
                                            ---------     ---------      -------

Personal income tax                           23,698        24,509          811
                                             -------       -------       ------
User taxes and fees                           10,804        11,906        1,102
                                             -------       -------       ------
Sales and use taxes                            8,796         9,914        1,118
Cigarette and tobacco taxes                      446           415          (31)
Motor fuel tax                                   544           515          (29)
Motor vehicle fees                               612           651           39
Highway use tax                                  147           149            2
Alcoholic beverage taxes                         180           182            2
Alcoholic beverage control license fees           42            42            0
Auto rental tax                                   37            38            1

Business taxes                                 4,983         5,021           38
                                             -------       -------       ------
Corporation franchise tax                      1,612         1,577          (35)
Corporation and utilities taxes                1,091           964         (127)
Insurance taxes                                  776           972          196
Bank tax                                         481           497           16
Petroleum business taxes                       1,023         1,011          (12)

Other taxes                                    1,191         1,141          (50)
                                             -------       -------       ------
Estate tax                                       701           691          (10)
Gift tax                                           7             0           (7)
Real property gains tax                            5             2           (3)
Real estate transfer tax                         448           415          (33)
Pari-mutuel taxes                                 29            32            3
Other taxes                                        1             1            0
Total taxes                                   40,676        42,577        1,901
                                             -------       -------       ------
Miscellaneous receipts                        14,148        19,555        5,407
                                             -------       -------       ------
Federal grants                                33,250        36,190        2,940
                                             -------       -------       ------
Total receipts                                88,074        98,322       10,248
                                             =======       =======       ======

                               CASH FINANCIAL PLAN
                              SPECIAL REVENUE FUNDS
                                    2003-2004
                              (millions of dollars)

                                                 State       Federal       Total
                                                -------      -------      -------
      Opening fund balance                          947           92        1,039
                                                =======      =======      =======

      Receipts:
      Taxes                                       4,462            0        4,462
      Miscellaneous receipts                      9,943          131       10,074
      Federal grants                                  1       33,906       33,907
                                                -------      -------      -------
         Total receipts                          14,406       34,037       48,443
                                                =======      =======      =======

      Disbursements:
      Grants to local governments                10,237       30,151       40,388
      State operations                            4,630        3,292        7,922
      General State charges                         410          166          576
      Debt service                                    0            0            0
      Capital projects                                6            0            6
                                                -------      -------      -------
         Total disbursements                     15,283       33,609       48,892
                                                =======      =======      =======

      Other financing sources (uses):
      Transfers from other funds                    820        2,482        3,302
      Transfers to other funds                     (229)      (2,442)      (2,671)
      Bond and note proceeds                          0            0            0
                                                -------      -------      -------
         Net other financing sources (uses)         591           40          631
                                                =======      =======      =======

      Change in fund balance                       (286)         468          182
                                                =======      =======      =======

      Closing fund balance                          661          560        1,221
                                                =======      =======      =======

The State Special Revenue Funds Opening fund balance has been increased by $54 million to reflect the reclassification of the Expendable and Non-Expendable Trust Funds from the Fiduciary fund type to the Special Revenue fund type pursuant to GASB 34.

                               CASH FINANCIAL PLAN
                             CAPITAL PROJECTS FUNDS
                                    2003-2004
                              (millions of dollars)

                                                 State       Federal       Total
                                                -------      -------      -------
      Opening fund balance                         (560)        (231)        (791)
                                                =======      =======      =======

      Receipts:
      Taxes                                       1,750            0        1,750
      Miscellaneous receipts                      3,232            0        3,232
      Federal grants                                  0        1,638        1,638
                                                -------      -------      -------
         Total receipts                           4,982        1,638        6,620
                                                =======      =======      =======

      Disbursements:
      Grants to local governments                 1,095          217        1,312
      State operations                                0            0            0
      General State charges                           0            0            0
      Debt service                                    0            0            0
      Capital projects                            3,062        1,289        4,351
                                                -------      -------      -------
         Total disbursements                      4,157        1,506        5,663
                                                =======      =======      =======

      Other financing sources (uses):
      Transfers from other funds                    280            0          280
      Transfers to other funds                     (947)        (132)      (1,079)
      Bond and note proceeds                        248            0          248
                                                -------      -------      -------
         Net other financing sources (uses)        (419)        (132)        (551)
                                                =======      =======      =======

      Change in fund balance                        406            0          406
                                                =======      =======      =======

      Closing fund balance                         (154)        (231)        (385)
                                                =======      =======      =======

                                    CASH FLOW
                                  GENERAL FUND
                                    2003-2004
                              (millions of dollars)

                                 April     May        June       July      August   September   October    November   December
                                 -----    ------     ------     ------     ------   ---------   -------    --------   --------
Opening fund balance               815     2,786      2,151      1,989      1,466     1,331      2,559       3,245      2,825
                                 =====    ======     ======     ======     ======     =====      =====      ======     ======

Receipts:
  Taxes
      Personal income tax        2,811       244      1,545      1,214      1,126     1,791      1,345       1,034        233
      Sales tax                    450       461        692        547        557       813        567         574        815
      User taxes and fees          103        74         40         73         52        65         49          50         55
      Business taxes                56      (133)       728         58         42       787         41           1        809
      Other taxes                   49        93         33         60         67        96         48          52         55
  Tobacco bond proceeds              0         0      2,202          0          0         0          0           0      1,598
  Federal Grants                     0         0        323          0          0         0        323           0          0
  Miscellaneous receipts            70        55        116         94         81       187        137         290        102
  Transfers from other funds       898       297        770        585        561       816        628         460        359
                                 -----    ------     ------     ------     ------     -----      -----      ------     ------
      Total receipts             4,437     1,091      6,449      2,631      2,486     4,555      3,138       2,461      4,026
                                 =====    ======     ======     ======     ======     =====      =====      ======     ======

Disbursements:
  Grants to local governments    1,462       604      5,426      1,834      1,723     1,703      1,557       1,871      2,973
  State operations                 743       799        648        845        606       634        504         656        728
  General State charges             32       268        246        359        246       636        275         171        217
  Transfers to other funds         229        55        291        116         46       354        116         183        397
                                 -----    ------     ------     ------     ------     -----      -----      ------     ------
      Total disbursements        2,466     1,726      6,611      3,154      2,621     3,327      2,452       2,881      4,315
                                 =====    ======     ======     ======     ======     =====      =====      ======     ======

Change in fund balance           1,971      (635)      (162)      (523)      (135)    1,228        686        (420)      (289)
                                 =====    ======     ======     ======     ======     =====      =====      ======     ======

Closing fund balance             2,786     2,151      1,989      1,466      1,331     2,559      3,245       2,825      2,536
                                 =====    ======     ======     ======     ======     =====      =====      ======     ======

Note: Reflects actuals through September published in the Comptroller's Monthly Report on State Funds Cash Basis of Accounting for September 2003 and DOB projections for October through December.

GAAP-Basis Financial Plans (Reprinted from August 7, 2003 Update to the AIS)

DOB also prepares the General Fund and All Governmental Funds Financial Plans in accordance with Generally Accepted Accounting Principles (GAAP). The GAAP results for 2002-03 and the projections for 2003-04 are based on the accounting principles applied by the State Comptroller in the financial statements issued for the 2002-03 State Fiscal Year, and reflect the impact of GASB 34. GASB 34 has significantly changed the presentation of GAAP financial information for State and local governments. The changes are intended to portray the State's net overall financial condition, including activities that affect State assets and liabilities during the fiscal year.

Based on the new GASB 34 presentation, the State has a net positive asset condition of $44.9 billion, a decrease of $5.5 billion from the prior year. In the General Fund, the State ended the 2002-03 fiscal year with an operating deficit of $4.22 billion. The operating result is primarily attributable to the use of $1.3 billion in cash reserves to balance the 2002-03 budget, a $1.0 billion decline in revenues as a result of the weak economy and lingering effects of the World Trade Center disaster, and the deferral of $1.9 billion in cash basis spending from 2002-03 until 2003-04. As a result of the operating deficit, the 2001-02 accumulated surplus (as restated) of $901 million has declined to a $3.32 billion accumulated deficit.

The General Fund is anticipated to end the 2003-04 fiscal year with an operating surplus of $968 million on a GAAP-basis which is primarily attributable to the receipt of the tobacco bond proceeds originally anticipated in 2002-03 but received in 2003-04, partially offset by the use of cash reserves and other non-recurring actions in 2003-04. As a result, the accumulated deficit is projected to improve to $2.25 billion by the end of the 2003-04 fiscal year.

Capital Program and Financing Plan Update (Reprinted from August 7, 2003 Update to the AIS)

Section 22-c of the State Finance Law requires the Governor to update the five-year Capital Program and Financing Plan (the Plan) submitted with the Executive Budget by the later of July 30 or 90 days after the enactment of the State Budget. The updated 2003-04 through 2007-08 Capital Program and Financing Plan was released with the First Quarterly Update and can be obtained by contacting the Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705, or by visiting its website at www.budget.state.ny.us.

Total capital spending is projected to be $26.2 billion across the five years of the Plan, an average of $5.2 billion annually. Transportation continues to be largest area of spending, which is projected at $15.3 billion over the five-year Plan. Spending for the environment ($4 billion), education ($2.2 billion), mental hygiene ($1.5 billion), public protection ($1.3 billion), and economic development, housing and other programs ($1.9 billion) constitutes the remainder of the five-year Plan.

For 2003-04 through 2007-08, the Plan projects issuances of: $872 million in general obligation bonds; $5.3 billion in Dedicated Highway and Bridge Trust Fund Bonds issued by the Thruway Authority to finance capital projects for transportation; $955 million in Mental Health Facilities Improvement Revenue Bonds issued by DASNY to finance capital projects at mental health facilities; $276 million in SUNY Dormitory Facilities Revenue Bonds to finance capital projects related to student dormitories; and $7.9 billion in State Personal Income Tax Revenue Bonds to finance various capital programs including school construction, university facilities, SUNY community colleges, State court facilities, local highway improvements, prisons, housing, economic development and environmental programs, homeland security, and State facilities. The projections of State borrowings for the 2003-04 fiscal year are subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

The Debt Reform Act of 2000 has improved the State's borrowing practices by imposing phased-in caps on new debt outstanding and new debt service costs, limiting the use of debt to capital works and purposes only, and establishing a maximum term of 30 years on such debt. The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000.

The most recent annual debt reform calculations show that the State was in compliance with both debt caps, with debt issued after March 31, 2000 and then outstanding at 0.67 percent of personal income and debt service on such debt at
0.36 percent of total governmental receipts as compared to the caps of 1.25 percent each. The State has also enacted statutory limits on the amount of variable rate obligations and interest rate exchange agreements that authorized issuers of State-supported debt may enter into. The statute limits the use of debt instruments which result in a variable rate exposure (e.g., variable rate obligations and interest rate exchange agreements) to no more than 15 percent of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15 percent of total outstanding State-supported debt. All interest rate exchange



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agreements are subject to various statutory restrictions such as minimum counterparty ratings, monthly reporting requirements, and the adoption of interest rate exchange agreement guidelines. All the authorized issuers have adopted uniform guidelines as required by statute. As of March 31, 2003, there was approximately $1.9 billion in debt instruments resulting in a variable rate exposure. In addition, three authorized issuers entered into a total notional amount of $2.2 billion in interest rate exchange agreements, with a mark-to-market value of about $42 million. Both amounts are less than the authorized totals of 15 percent of total outstanding State-supported debt (about $5.8 billion each).

Special Considerations. The Financial Plan is necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. DOB believes that its current receipts and spending estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast.

Labor contracts between the State and most State employee unions expired on March 31, 2003 and collective bargaining negotiations are ongoing. The Financial Plan contains no reserves to finance potential new costs related to any new labor agreements. DOB projects that every one percent increase in salaries for all State employees would result in a General Fund Financial Plan cost of approximately $80 million.

DOB continues to forecast that the State's cash flow position will experience pressure in the first quarter of the 2004-05 fiscal year. A number of administrative options are available to DOB to manage General Fund cash flow needs during any fiscal year. The State is prohibited from issuing seasonal notes in the public credit markets to finance cash flow needs, unless the State satisfies certain restrictive conditions imposed under the LGAC statute and related bond covenants. For a discussion of the LGAC restrictions, see the section entitled "Debt and Other Financing Activities - Local Government Assistance Corporation" in the AIS.

On August 6, 2003, the LGAC board of directors, which is comprised of the LGAC chairperson, the State Comptroller, and the Director of DOB, unanimously approved a resolution objecting to the annual payments of $170 million to the City of New York and the refinancing of MAC bonds. The resolution directed LGAC to not participate in the New York City transaction, authorized the co-executive directors of LGAC to engage the services of litigation counsel, and declared that LGAC has no intention to pay such $170 million payments unless legal issues with the transaction (including but not limited to potential LGAC bond covenant violations) are resolved either by litigation or action by the Legislature. For an update on the status of this litigation, see the section entitled "Litigation" in this Update.

The Federal government is currently auditing Medicaid claims submitted since 1993 under the school supportive health services program. At this point, these audits have not been finalized, and, as a result, the liability of the State and/or school districts for any disallowances that may result from these audits cannot be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances.

In addition, as of September 2003, nearly $300 million in Federal Medicaid payments related to school supportive health services have been deferred by the Federal Centers for Medicare and Medicaid Services. Since the State has continued to reimburse school districts for these costs, these Federal deferrals, if not resolved, could result in a Medicaid cash shortfall, potentially creating a need for additional State support in the short-term.

New York State continues to await Federal approval of the Medicaid State Plan Amendment necessary to make planned payments totaling roughly $1.1 billion (half funded by the Federal government) to public hospitals throughout the State, including New York City Health and Hospitals Corporation, State University of New York hospitals, and other State and county operated facilities.

The current State Financial Plan assumes no significant Federal disallowances or other Federal actions that could adversely affect State finances. As a result, there can be no assurance that the State's budget projections for 2003-04 will not differ materially and adversely from the projections set forth at this time.

PART II

Part II of this Update contains reprinted information on GAAP-basis results for fiscal year 2002-03 that appeared in the August 7, 2003 Update to the AIS. It also contains updated disclosure on the State Retirement System, the Metropolitan Transportation Authority, and the City of New York.



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GAAP-Basis Results for Prior Fiscal Years (Reprinted from August 7, 2003 Update to the AIS)

On July 29, 2003, the State Comptroller issued the Basic Financial Statements and Other Supplementary Information (the 2002-03 Basic Financial Statements) for the 2002-03 fiscal year. The 2002-03 Basic Financial Statements were prepared in accordance with GASB 34 and other applicable GASB statements. The 2002-03 Basic Financial Statements can be obtained by visiting the Office of the State Comptroller's website, www.osc.state.ny.us, or by contacting the Office of the State Comptroller, 110 State Street, Albany, NY 12236.

For a brief summary of the 2002-03 GAAP-basis results, see the section entitled "GAAP-basis Financial Plans" in Part I of this Update.

State Organization

State Retirement Systems - General. The New York State and Local Retirement Systems (the "Systems") provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees Retirement System and the New York State and Local Police and Fire Retirement System. The Comptroller is the administrative head of the Systems. State employees made up about 34 percent of the membership during the 2002-03 fiscal year. There were 2,818 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.

As of March 31, 2003, 650,543 persons were members and 313,597 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to begin making contributions or make increased contributions beyond what was required when membership began.

Contributions. Funding is provided in large part by employer and employee contributions. Employers contribute on the basis of the plan or plans they provide for members. Members joining since mid- 1976, other than police and fire members, are required to contribute 3 percent of their salaries for their first 10 years of membership.

Legislation enacted in May, 2003 realigns the Retirement Systems billing cycle to match governments' budget cycles and the legislation also institutes a minimum annual payment. The employer contribution for a given fiscal year will be based on the value of the pension fund and its liabilities on the prior April
1. In addition, employers will be required to make a minimum contribution of at least 4.5 percent of payroll every year. The legislation also eliminates the State's ability to delay payments when the amounts owed are greater than the amount budgeted, effective in fiscal year 2004-2005. Also, a portion of the 2004-2005 bill may be amortized over a five-year period at 8 percent interest with the first payment due in 2004-05.

Due to the enactment of this legislation, the State bill due in the fiscal year ending March 31, 2004, payable September 1, 2003, was $481.5 million, of which $396.3 million was paid. The difference with 8 percent interest will be due on or before March 1, 2006. Employer contributions due from the State for the fiscal year ending March 31, 2005, payable September 1, 2004, are estimated at $1.15 billion or $797 million if the maximum amount is amortized.

Assets and Liabilities. Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle. OSC reports the net assets available for benefits as of March 31, 2003 were $97.4 billion (including $2.3 billion in receivables), a decline of $15.3 billion or 13.6 percent from the 2001-02 level of $112.7 billion, reflecting, in large part, equity market performance. OSC reports that the present value of anticipated benefits for current members, retirees, and beneficiaries as of March 31, 2003 was $130.5 billion (including $46.1 billion for current retirees and beneficiaries), an increase of $3.5 billion or 2.8 percent from the 2001-02 level of $127 billion. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differ from net assets in that they are calculated using a five-year smoothing method for valuing equity investments and using amortized cost instead of market value for bonds and mortgages. Actuarial assets decreased from $125.2 billion in 2002 to $106.7 billion on March 31, 2003. The table below shows the actuarially determined contributions that have been made over the last six years. See also "Contributions" above.



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                    Net Assets Available for Benefits of the
                 New York State and Local Retirement Systems(1)
                              (millions of dollars)

           Fiscal Year Ended                                 Increase/(Decrease)
               March 31              Total Assets(2)           From Prior Year
           -----------------         ---------------         -------------------
                 1998                    106,319                    26.7
                 1999                    112,723                     6.0
                 2000                    128,889                    14.3
                 2001                    114,044                   (11.5)
                 2002                    112,725                    (1.2)
                 2003                     97,373                   (13.6)

----------
(1) Includes relatively small amounts held under Group Life Insurance Plan. Includes some employer contribution receivables. Fiscal year ending March 31, 2003 includes approximately $2.3 billion of receivables.

(2) Includes certain accrued employer contributions to be paid with respect to service rendered during fiscal years other than the year shown.

                           Contributions and Benefits
                   New York State and Local Retirement Systems
                              (millions of dollars)

       Ended       All Participating          Local                                     Benefits
      March 31        Employers(1)        Employers(1)     State(1)      Employees      Paid(2)
        1998               463                 358            105           369          3,395
        1999               292                 156            136           400          3,570
        2000               165                  11            154           423          3,787
        2001               215                 112            103           319          4,267
        2002               264                 199             65           210          4,576
        2003               652                 378            274           219          5,030

----------
Sources: State and Local Retirement Systems.

(1)   Includes employer premiums to Group Life Insurance Plan.

(2)   Includes payments from Group Life Insurance Plan.

Authorities and Localities

Metropolitan Transportation Authority. The following information was prepared from information furnished by the Metropolitan Transportation Authority (MTA) and is provided for informational purposes only. This section is intended to provide readers with a brief summary of State oversight and financial assistance to the MTA. The official financial disclosure of the MTA and its subsidiaries is available by contacting the Metropolitan Transportation Authority, Finance Department, 347 Madison Avenue, 6th Floor, New York, New York 10017 or by visiting the MTA website at www.mta.info/mta/investor.htm. The State assumes no liability or responsibility for any financial information reported by the MTA or for any errors or omissions that may be contained at the MTA website.

The MTA oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the TA). The MTA operates certain commuter rail and bus services in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro North Commuter Railroad Company, and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (TBTA), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended on, and will continue to depend on, operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the MTA may be required to seek additional State assistance, raise fares or take other actions.

The MTA Board has approved a financial plan for the years 2003 and 2004 for itself and its affiliates and subsidiaries (the 2003-04 Financial Plan) that will enable all such entities to maintain their respective operations on a self-sustaining basis through 2004. The 2003-04 Financial Plan tracks the final two years of the 2000-2004 Capital Programs of the transit and commuter systems (the 2000-2004 Capital Programs) that were approved by the Capital Program Review Board. As part of the 2003-04 Financial Plan, fares on the transit and commuter systems and tolls on TBTA's bridges and tunnels were increased in May 2003. Legal challenges to the fare and toll increases were unsuccessful.



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On October 28, 2003 the MTA released a revised 2003 budget and a four-year
Financial Plan for itself and its affiliates and subsidiaries for 2004-2007. This Plan expects balanced budgets for 2003 and 2004. The Plan anticipates budget gaps of $840 million in 2005, $1.34 billion in 2006 and $1.45 billion in 2007. The MTA will solicit wide-ranging comment from the public and elected officials and submit a revised final 2004 budget and 2005-2007 Financial Plan to its Board in late December 2003.

On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion 2000-2004 Capital Programs. Other amendments were subsequently approved raising the total of the programs to $17.9 billion. The 2000-2004 Capital Programs are the fifth approved capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as the Second Avenue Subway project and the East Side Access project. The 2000-2004 Capital Programs approved by the Capital Program Review Board assume the issuance of an estimated $10.6 billion in new money MTA bonds. The remainder of the plan is projected to be financed with assistance from the Federal government, the State, The City of New York, and from various other revenues generated from actions taken by the MTA.

Since 1980, the State has enacted several taxes including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987, State law also has required that the proceeds of a one-quarter of one percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional petroleum business tax receipts to fund operating or capital assistance to the MTA. The 2000-01 Enacted Budget initiated a five-year State transportation plan that included nearly $2.2 billion in dedicated revenue support for the MTA's 2000-2004 Capital Programs. This capital commitment includes approximately $800 million of newly dedicated State petroleum business tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA. State legislation accompanying the 2000-01 Enacted Budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the 2000-2004 Capital Programs.

There can be no assurance that all the necessary governmental actions for the current or future capital programs will be taken or that funding sources currently identified will not be decreased or eliminated. As appropriate, the MTA and the Capital Program Review Board may amend the 2000- 2004 Capital Programs from time to time to reflect the level of funding available to pay for the capital projects anticipated to be undertaken during the time period covered by the approved programs. If the 2000-2004 Capital Programs are delayed or reduced, ridership and fare revenue may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance.

The City of New York. The following information was prepared from information furnished by The City of New York and is provided for informational purposes only. This section is intended to provide readers with a brief summary of the financial condition of The City of New York, which is the largest municipal recipient of State assistance to local governments. The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. The official financial disclosure of The City of New York and financing entities issuing debt on its behalf is available by contacting Raymond J. Orlando, Director of Investor Relations, or contacting the New York City Office of Management and Budget, 75 Park Place, 6th Floor, New York, NY 10007, (212) 788-5875. The State assumes no liability or responsibility for any financial information reported by The City of New York.

On June 30, 2003, the City submitted to the State Financial Control Board (the "Control Board") the Financial Plan for the 2003 through 2007 fiscal years, which relates to the City and certain entities which receive funds from the City, and which reflects changes as a result of the City's expense and capital budgets for the 2004 fiscal year which were adopted on June 27, 2003. The Financial Plan is a modification to the financial plans submitted to the Control Board on November 18, 2002, January 31, 2003 and April 23, 2003. The Financial Plan projects revenues and expenditures for the 2003 and 2004 fiscal years balanced in accordance with GAAP, and projects gaps of $2.0 billion, $3.2 billion, and $3.3 billion for fiscal years 2005, 2006, and 2007, respectively.



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The current Financial Plan reflects changes since the June Financial Plan which decreased projected revenues, by $821 million, $2.3 billion, $2.2 billion and $2.0 billion in fiscal years 2003 through 2006, respectively, and increased projected net expenditures by $1.3 billion, $1.3 billion and $1.6 billion in fiscal years 2004 through 2006, respectively. Changes in projected revenues include a decline in projected tax revenues of $621 million, $1.6 billion, $1.8 billion and $1.9 billion in fiscal years 2003 through 2006, respectively, reflecting primarily decreases in projected personal income, business and sales tax revenues, as well as the elimination of previously assumed non-tax revenues. The decline in projected tax revenue growth reflects the September 11th attack and a continued weak economy, which has resulted in lower wage earnings, lower corporate earnings, local job losses exceeding 117,000 in 2002 and 20,000 in the first half of 2003, a disruption in tourism and related spending and the decline in financial services sector profits and employee income. Changes in projected expenditures since the June Financial Plan include: (i) increased pension costs totaling $213 million, $369 million and $541 million for fiscal years 2004 through 2006, respectively, resulting primarily from additional pension benefits and investments losses in fiscal year 2002, partially offset by projected investment gains in fiscal year 2003; and (ii) the elimination of $223 million, $296 million, $291 million and $412 million of previously assumed labor productivity initiatives in fiscal years 2003 through 2006, respectively. In addition, the City will receive $232 million over the next five years generated by the Battery Park City Authority's (BPCA) recent bond refunding. Of this amount, the City will receive $68 million in fiscal year 2004, which is in addition to the $150 million reflected in the City's Financial Plan from the sale of City-owned land to BPCA. Changes in projected expenditures also include increased agency spending, increased costs for settling claims against the City, increased health and welfare spending primarily for Medicaid, increased debt service costs, an increase in the labor reserve and funding for capital expenditures. The Financial Plan also includes proposed discretionary transfers and prepayments in fiscal year 2003 of $1.3 billion, reflecting discretionary transfers and prepayments in fiscal year 2003 of $679 million in debt service, subsidies and lease debt service due in fiscal year 2004 and a miscellaneous budget grant of $624 million to the Transitional Finance Authority in fiscal year 2003, which increases tax revenue in fiscal year 2004 by $624 million.

The gap-closing program included in the Financial Plan reflects: (i) the enacted
18.49 percent property tax increase, effective January 1, 2003, which is projected to continue to generate $837 million, $1.7 billion, $1.8 billion and $1.9 billion in fiscal years 2003 through 2006, respectively, and (ii) a gap-closing program to reduce agency expenditures (including debt service savings reflecting a 24 percent reduction in capital commitments) and increase agency revenues by $950 million in fiscal year 2003 and by between $2.1 billion and $2.2 billion annually in subsequent fiscal years.

The gap-closing program included in the Financial Plan also reflects: (i) an enacted increase in the personal income tax rates (which decline after the first year) for City residents with taxable income above specified amounts for three years, commencing January 1, 2003, which is projected to generate $644 million, $545 million and $315 million in fiscal years 2004 through 2006, respectively;
(ii) an enacted increase in the City portion of the sales tax by one-eighth percent for two years, commencing in June 2003, which is proposed to generate $115 million and $111 million in fiscal years 2004 and 2005, respectively; (iii) the repeal, beginning June 1, 2003, of the sales tax exemption on the purchase of clothing and footwear under $110 for one year with two one-week periods of exemption which is expected to generate $192 million in fiscal year 2004; (iv) legislation enacted by the State Legislature pursuant to which LGAC is to make available to the City $170 million annually which the City intends to assign to a newly-created financing entity for the purpose of refinancing outstanding indebtedness of the Municipal Assistance Corporation for the City of New York
(MAC) which would make available to the City approximately $500 million annually in fiscal years 2004 through 2008 by reducing the amount of City revenues retained for MAC debt service; (v) $200 million, $583 million and $96 million in fiscal years 2004 through 2006, respectively, of back rent and renegotiated future lease payments for the City's airports, which is subject to the settlement of the City's claim for back rent and the renegotiation of the City's airport leases; and (vi) additional Federal assistance and additional State assistance which requires the approval of the State government. Additional Federal gap-closing actions in the Financial Plan include $420 million in fiscal year 2003 (in addition to the $230 million previously provided) to reimburse the City for costs related to the September 11th attack and increased Federal funding for Medicaid which is expected to generate approximately $290 million for the City over the fifteen months ending June 30, 2004. The additional State actions proposed in the Financial Plan include a proposed regional transportation initiative which would produce savings for the City totaling $75 million in fiscal year 2004 and approximately $150 million annually in each of fiscal years 2005 and 2006 by transferring responsibility for the local private bus system to the Metropolitan Transportation Authority. Subsequent to the passage of the State budget by the State Legislature, the Governor vetoed significant portions of the budget and other legislation providing City assistance, including legislation relating to the increase in the in the City personal income tax and the sales tax, the proposed $170 million annual payment by LGAC that the City intends to use to pay for MAC debt and the restoration of State education aid. In his veto message, the Governor raised questions as to the constitutionality of the mandated annual $170 million payment. On May 15 and May 19, 2003, the State Legislature overrode the



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Governor's vetoes. On August 6, 2003 the LGAC directors adopted a resolution stating that LGAC would not make the $170 million annual payment to the City, expressing legal and policy concerns with the legislation.

On August 13, 2003, LGAC, its Chairperson, the State Division of the Budget and its Director sued the City and the Sales Tax Asset Receivable Corporation (STAR Corp.) seeking to prevent the issuance of bonds by STAR Corp., the local development corporation expected to finance the cost of debt service on MAC debt otherwise payable from City sales tax revenues. STAR Corp. debt is expected to be paid from the annual payment of $170 million from LGAC which the City would assign to STAR Corp. The State Supreme Court granted the City's and STAR Corp.'s motion for summary judgment. Plaintiffs appealed that decision to the State Appellate Division which had previously issued a preliminary injunction preventing STAR Corp. from issuing its bonds pending appeal. The appeal is expected to be heard in November. The outcome of this litigation cannot be predicted with certainty. If the $500 million in annual savings in MAC debt service for fiscal years 2004 through 2008 from the STAR Corp. financing is not available to the City, the City would be forced to reduce expenditures or increase revenues to maintain balanced operating results for fiscal year 2004 and would be faced with larger than forecast budget gaps in the subsequent years of the Financial Plan.

The Financial Plan does not make any provision for wage increases, other than the pay increases for the 2000-2002 round of bargaining and pay increases to be funded by productivity initiatives. It is estimated that each one percent wage increase for all City employees for subsequent contract periods would cost approximately $212 million annually (including benefits). The City Comptroller and others have issued reports identifying various risks. In addition, the economic and financial condition of the City may be affected by various financial, social, economic, geo-political and other factors which could have a material effect on the City.

On October 3, 2003, the City's Office of Management and Budget directed City agencies to detail how they would sustain a three percent reduction in City-funded expenditures, with the goal of achieving budgetary savings of $300 million in fiscal year 2004.

On October 15, 2003, the Mayor and the Governor announced that the City and the Port Authority of New York and New Jersey (the "Port Authority") had reached an agreement to extend the current lease on John F. Kennedy International and LaGuardia airports through 2050. The agreement secures a minimum upfront payment to the City of approximately $700 million and a minimum annual rent payment of $93.5 million. The upfront payment, which consists of an approximately $500 million lump sum payment and the annual rent payments for 2002 and 2003, is expected to be received late in fiscal year 2004 or in fiscal year 2005. This agreement is subject to the approval of the Port Authority Board and other closing conditions.

Monitoring Agencies. On July 30, 2003, the City Comptroller released a report on the Financial Plan that identified risks for the fiscal years 2004 through 2007, respectively, which, when added to the gaps in the Financial Plan, result in gaps of $484 million, $3.0 billion, $3.9 billion and $3.9 billion in fiscal years 2004 through 2007, respectively. On July 24, 2003, the Office of the State Deputy Comptroller issued a report on the Financial Plan that identified net risks of $367 million, $806 million, $401 million and $423 million for fiscal years 2004 through 2007, respectively. On July 24, 2003, the staff of the Control Board issued a report reviewing the Financial Plan that identified net risks of $154 million, $775 million, $291 million and $313 million for fiscal years 2004 through 2007, respectively, which, when combined with the gaps projected in the Financial Plan, result in estimated gaps of $154 million, $2.8 billion, $3.5 billion and $3.6 billion for fiscal years 2004 through 2007, respectively.

The staffs of the FCB, OSDC, the City Comptroller and the Independent Budget Office, issue periodic reports on the City's financial plans. Copies of the most recent reports are available by contacting: FCB, 123 William Street, 23rd Floor, New York, NY 10038, Attention: Executive Director; Independent Budget Officer, OSDC, 59 Maiden Lane, 29th Floor, New York, NY 10038, Attention: Deputy Comptroller; City Comptroller, Municipal Building, 6th Floor, One Centre Street, New York, NY 10007-2341, Attention: Deputy Comptroller for Budget; and IBO, 110 William Street, 14th Floor, New York, NY 10038, Attention: Director.

PART III

Litigation - Local Government Assistance Corporation

In Local Government Assistance Corporation et al. v. Sales Tax Asset Receivable Corporation and The City of New York (Supreme Court, Albany County), the petitioners challenge, inter alia, the constitutionality of Public Authorities Law section 3238-a, which requires LGAC to annually transfer $170 million to The City of New York. Section 3238-a was enacted in 2003 as part of legislation (Part A4 of Chapter 62 and Part V of Chapter 63 of the

Laws of 2003) authorizing the refinancing of debt incurred by the Municipal Assistance Corporation (the MAC Refinancing Act). By decision and order dated September 17, 2003, the court held that the MAC Refinancing Act was constitutional. Petitioners have appealed from the decision and order to the Appellate Division, Third Department. By decision and order entered August 27, 2003, the Appellate Division, Third Department granted a preliminary injunction restraining defendants, inter alia, from issuing any bonds pursuant to the MAC Refinancing Act pending appeal.

School Aid

In Campaign for Fiscal Equity, Inc. et al. v. State, et al. (Supreme Court, New York County), plaintiffs challenge the State's method of providing funding for New York City public schools. Plaintiffs seek a declaratory judgment that the State's public school financing system violates article 11, section 1 of the State Constitution and Title VI of the Federal Civil Rights Act of 1964 and injunctive relief that would require the State to satisfy State Constitutional standards.

This action was commenced in 1993. In 1995, the Court of Appeals affirmed the dismissal of claims under the equal protection clauses of the Federal and State constitutions and Title VI of the Federal Civil Rights Act of 1964. It reversed dismissal of the claims under article 11, section 1 of the State Constitution and implementing regulations of Title VI, and remanded these claims for trial.

By decision dated January 9, 2001, following trial, the trial court held that the State's education funding mechanism does not provide New York City students with a "sound basic education" as required by the State Constitution, and that it has a disparate impact on plaintiffs in violation of regulations enacted by the U.S. Department of Education pursuant to Title VI of the Civil Rights Act of 1964. The court ordered that defendants put in place reforms of school financing and governance designed to redress those constitutional and regulatory violations, but did not specify the manner in which defendants were to implement these reforms. The State appealed, and the trial court's decision was stayed pending resolution of the appeal. By decision and order entered June 25, 2002, the Appellate Division, First Department, reversed the January 9, 2001 decision and dismissed the claim in its entirety. On July 22, 2002, the plaintiffs filed a notice of appeal to the decision and order to the Court of Appeals.

By decision dated June 26, 2003, the Court of Appeals reversed that portion of the June 25, 2002 decision and order of the Appellate Division, First Department relating to the claims arising under the State Constitution. The Court held that the weight of the credible evidence supported the trial court's conclusion that New York City schoolchildren were not receiving the constitutionally mandated opportunity for a sound basic education and further held that the plaintiffs had established a causal link between the present education funding system and the failure to provide said sound basic education. The Court remitted the case to the trial court for further proceedings in accordance with its decision.

Medicaid

Several cases challenge provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (three cases), Healthcare Association of New York State v. DeBuono and Bayberry Nursing Home et al. v. Pataki, et al. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and Federal law.

In a decision dated June 3, 2003, involving seven consolidated cases (Matter of St. James Nursing Home v. DeBuono), the Supreme Court, Albany County, partially granted petitioners claims that the State violated the procedural requirements of the Boren Amendment and directed the State to recalculate the Medicaid rates associated with State Plan Amendment 95-23. The court dismissed petitioners' claims as to the Medicaid rates associated with State Plan Amendments 95-24 and 96-24. The State has appealed from this decision.

In related cases, New York Association of Homes and Services for the Aging, Inc.
v. Novello, et al., Valley Health Services v. State and Charles T. Sitrin Health Care Center, Inc., et al. v. SONY, et al., plaintiffs seek judgments declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, amendments to Public Health Law 2907-d, enacted as part of Chapter 1 of the Laws of 2002, also known as the Health Care Workforce Recruitment & Retention Act of 2002, or "HCRA 2002," which impose a 6 percent assessment on nursing home gross receipts from patient care services and operating income. In a decision dated April 24, 2003, the



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Court granted summary judgment to defendants dismissing the Sitrin case.
Plaintiffs have appealed from this decision.

Empire Conversion

In Consumers Union of U.S., Inc. v. State, plaintiffs challenge the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation. Chapter 1 requires, in part, that upon such conversion, assets representing 95 percent of the fair market value of the not-for-profit corporation be transferred to a fund designated as the "public asset fund" to be used for the purpose set forth in ss.7317 of the Insurance Law. The State and private defendants have separately moved to dismiss the complaint. On November 6, 2002, the Supreme Court, New York County, granted a temporary restraining order, directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account, pending the hearing of a motion for a preliminary injunction, which was returnable simultaneously with the motions to dismiss, on November 26, 2002.

By decision dated February 28, 2003, the Supreme Court, New York County, granted the defendants' motions to dismiss. In its decision, the court also granted plaintiffs leave to amend their complaint to assert a new cause of action and deferred decision on plaintiffs' motion for a preliminary injunction. The plaintiffs and defendants have appealed from the February 28, 2003 decision. Plaintiffs served an amended complaint on April 1, 2003. On April 15, 2003, the defendants moved to dismiss the amended complaint. By decision dated October 1, 2003, the court denied defendants' motions to dismiss, except for the motions to dismiss brought by the individually named members of the board of directors of Empire Healthchoice, Inc. The court also declined to vacate the temporary restraining order directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account. Defendants intend to appeal this decision.

Real Property Claims

In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants' answers. By decision dated October 20, 2003, the District Court denied the States motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution.

In the Cayuga Indian Nation of New York case, plaintiffs seek monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the Federal government's motion to have the State held liable for any damages owed to the plaintiffs. In February 2000, at the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals for the Second Circuit. On October 1, 2003, the State served the United States Department of the Interior and the United States Department of Justice with a statement of claim asserting that the United States is jointly and severally liable with the State for the $248 million judgment and post-judgment interest. A statement of claim is a precursor to filing a proceeding in the United States Court of Claims.

Annual Information Statement State of New York Dated: May 30, 2003

Introduction. This Annual Information Statement ("AIS") is dated May 30, 2003 and contains information only through the date. This AIS constitutes the official disclosure information regarding the financial condition of the State of New York (the "State"). This AIS, including the Exhibits attached hereto, should be read in its entirety, together with any update or supplement issued during the fiscal year.

In this AIS, readers will find:

1. A section entitled the "Current Fiscal Year" that contains (a) the Enacted Budget Financial Plan prepared by the Division of the Budget ("DOB"), including the State's official Financial Plan projections and (b) a discussion of



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      potential risks that may affect the State's Financial Plan during the current fiscal year under the heading "Special Considerations."

2. Information on other subjects relevant to the State's fiscal condition, including: (a) operating results for the three prior fiscal years, (b) the State's revised economic forecast and a profile of the State economy, (c) debt and other financial activities, (d) governmental organization, and
      (e) activities of public authorities and localities.

3. The status of significant litigation that has the potential to adversely affect the State's finances.

DOB is responsible for organizing and presenting the information that appears in this AIS on behalf of the State. In preparing the AIS, DOB relies on information drawn from several sources, including the Office of the State Comptroller ("OSC"), public authorities, and other sources believed to be reliable, but its presentation herein has not been subject to an independent audit process by DOB. Information relating to matters described in the section entitled "Litigation" is furnished by the Office of the State Attorney General.

During the fiscal year, the Governor, the State Comptroller, State legislators, and others may issue statements or reports that contain predictions, projections or other information relating to the State's financial condition, including potential operating results for the current fiscal year and projected baseline gaps for future fiscal years, that may vary materially from the information provided in this AIS. Investors and other market participants should, however, refer to this AIS, as revised, updated, or supplemented, for official information regarding the financial condition of the State.

The State plans to issue updates to this AIS on a quarterly basis (generally in July, November and January of each fiscal year) and may issue supplements or other disclosure notices as events warrant. The State intends to announce publicly whenever an update or a supplement is issued. The State may choose to incorporate by reference all or a portion of this AIS in Official Statements or related disclosure documents for State or State-supported debt issuance. Readers may obtain information copies of the AIS, updates, and supplements by contacting Mr. Louis Raffaele, Chief Budget Examiner, New York State Division of the Budget, State Capitol, Albany, NY 12224 (518) 473-8705. This AIS has also been filed with the Nationally Recognized Municipal Securities Information Repositories. The Basic Financial Statements for the 2002-03 fiscal year are expected to be available in July 2003 and may be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 11236.

Informational copies of this AIS are available electronically on the DOB website at www.budget.state.ny.us. Typographical or other errors may have occurred in converting the original source documents to their digital format, and DOB assumes no liability or responsibility for errors or omissions contained at the Internet site.

Current Fiscal Year. The State's current fiscal year began on April 1, 2003 and ends on March 31, 2004. On March 31, 2003, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2003-04 fiscal year. On May 2, 2003, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2003-04 fiscal year. The Governor vetoed substantial portions of the budget revisions enacted by the Legislature, but the Legislature overrode the vetoes on May 15, 2003. Accordingly, DOB issued the Enacted Budget Financial Plan on May 28, 2003 that reflected final action on the 2003-04 State Budget by the Legislature.

The Enacted Budget Financial Plan set forth below was prepared by the DOB and reflects actions by the State Legislature through the date of this AIS. The Enacted Budget Financial Plan contains estimates and projections of future results that should not be construed as statements of fact. These estimates and projections are based upon various assumptions that may be affected by numerous factors, including future economic conditions in the State and nation and potential litigation concerning actions by the State Legislature in enacting the 2003-04 budget. There can be no assurance that actual results will not differ materially and adversely from the estimates and projections contained in the Enacted Budget Financial Plan.

Enacted Budget Financial Plan

Overview. The 2003-04 Executive Budget reflected recommendations to close a combined 2002-03 and 2003-04 budget gap of over $11.5 billion. These recommendations included savings from spending restraint of $6.3 billion, tobacco securitization proceeds of $3.8 billion, and revenue/fee increases of $1.4 billion. Assuming these budget recommendations were enacted in their entirety, the Executive Budget projected potential outyear budget gaps of $2.8 billion in 2004-05 and $4.1 billion in 2005-06.

The Legislature completed action on the budget for the 2003-04 fiscal year on May 15, overriding the Governor's vetoes of $3.2 billion in tax increases and spending additions. DOB (DOB) analysis of the Enacted Budget, which is



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


detailed in this report and in preliminary report released on May 1, 2003(3), indicates that changes since the Executive Budget will increase General Fund spending by $2.3 billion above the levels recommended by the Governor. As compared to the Executive Budget, revenues are projected to increase by $1.4 billion, reflecting enacted tax and revenue increases offset by lower revenue results for 2002-03 and the April income tax settlement. This leaves the General Fund Financial Plan with a potential imbalance of roughly $900 million in 2003-04, and increases the outyear gaps by $3.7 billion in 2004-05 and $4.2 billion in 2005-06, before potential benefits provided by recently enacted Federal aid changes and savings from a Fiscal Management Plan being developed. Also excluded are revenues from certain measures enacted by the Legislature that DOB considers to be highly speculative at this time. The combination of Federal aid and management actions will keep the 2003-04 budget in balance and are discussed in more detail later in this report.

Summary of General Fund Revenue Changes. egislative changes are projected to increase revenues by $1.9 billion in 2003-04, $1.4 billion in 2004-05, and $605 million in 2005-06. The outyear values of the revenue proposals decrease primarily because of "sunset" provisions enacted for the tax increases. In addition to these changes, revenues are projected to decrease from the Executive Budget forecast by $462 million in 2003-04 primarily due to the impact of 2002-03 actuals on the current year, and the April 2003 income tax settlement. The net 2003- 04 revenue change since the Executive Budget is therefore $1.4 billion.

Not counted within these revenue totals are certain other revenue measures adopted by the Legislature that DOB considers to be speculative. Examples include receipts from video lottery terminals (VLTs) at racetracks, collection of cigarette and motor fuel taxes on Indian reservations, and use tax collections.

Net revenue changes since the Executive Budget include the following:

                         Net Revenue Changes from 30-Day
                         Estimates Increases (Decreases)
                              (millions of dollars)

                                            2003-04    2004-05    2005-06
      Personal Income Tax Surcharge           1,400      1,200      1,000
      Increase Sales Tax by 1/4 Cent            450        572        100
      Restrict Sales Tax on Clothing             86       (315)      (435)
      Recapture Bonus Depreciation               58        100         90
      Redirect State Sales Tax to NYC          (170)      (170)      (170)
      Revenue Losses                           (462)      (609)      (609)
      All Other                                  39         20         20
      Net Revenue Increases                   1,401        798         (4)

These revenue changes and speculative revenue sources are described in more detail later in this report.

Summary of General Fund Spending Changes. General Fund spending is projected to increase from the Executive Budget by a net $2.3 billion in 2003-04, $4.5 billion in 2004-05 and $4.2 billion in 2005-06. This spending increase reflects net legislative restorations and adds to the Governor's 2003-04 Executive Budget, including the denial of the Governor's pension reform proposals included in the Executive Budget ($434 million in 2004-05 and $197 million in 2005-06, after deferring required 2003-04 payments with interest to 2005-06). It also reflects increased outyear costs resulting from the May 15, 2003 school aid database update ($184 million in 2004-05 and $60 million in 2005-06).

In addition, the net spending changes include costs DOB projects but which the Legislature believes may not occur. Examples include a $200 million lump sum appropriation for member items which DOB values at $200 million in costs and which the Legislature valued at $100 million; various Medicaid savings DOB believes are not fully attainable; and higher costs associated with shelter allowances for welfare recipients.


----------
(3)   Note: Reported in the May 2, 2003 Supplement to the 2002-03 AIS.


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


             Net General Fund Spending Changes from 30-Day Estimates
                              Increases (Decreases)
                              (millions of dollars)

                                                            2003-04    2004-05    2005-06
      Medicaid (including HCRA)                                 840      1,681      1,494
      School Aid (including 5/15 Database update)               599      1,354      1,409
      Member Items                                              200          0          0
      Higher Education                                          193        323        303
      Handicapped/All Other Education                           132        110        111
      Welfare                                                   114        157        157
      Public Health                                              40        100        136
      General State Charges (including pension deferral)         34        555        338
      State Operations                                            2         94        102
      All Other                                                 171        132        101
      Net Spending Increases                                  2,325      4,506      4,151

These spending changes are described in more detail later in this report.

Spending Projections. As a result of the deferred tobacco securitization proceeds and payment delays, 2002-03 actual receipts and disbursements were understated by $1.9 billion and 2003-04 estimates will be overstated by a like amount. To provide a meaningful year-to-year comparison of receipts and disbursements, the 2002- 03 actuals and 2003-04 Enacted Budget estimates have been adjusted for this transaction in most of the tabular data in this report. Specifically, Miscellaneous Receipts and various spending categories (mainly Grants to Local Governments) were increased by $1.9 billion in 2002-03 and decreased by a like amount in 2003-04. (See Financial Plan tables at the end of this report for the detailed adjustments.)

            --------------------------------------------------------
                     2002-03 General Fund Payment Deferrals
                              (millions of dollars)
            School Aid                                         1,312
            CUNY Senior Colleges                                 219
            Medicaid Payment to Counties                          82
            Education                                             54
            Welfare                                               47
            All Other                                            186
            --------------------------------------------------------
            Total Payment Deferrals                            1,900
            --------------------------------------------------------

The following table summarizes current spending levels for the General Fund, State Funds and All Governmental Funds under the 2003-04 Enacted Budget, after adjusting for the 2002-03 payment deferrals.

  --------------------------------------------------------------------------------------------------
                                        2003-04 Spending Projections
                                            (millions of dollars)
  --------------------------------------------------------------------------------------------------
                                 2002-03              2003-04            $ Change         % Change
                             Adjusted Actuals     Adjusted Enacted     from 2002-03     from 2002-03
  --------------------------------------------------------------------------------------------------
  General Fund                    39,513               40,837              1,324             3.4
  --------------------------------------------------------------------------------------------------
  State Funds                     57,712               61,087              3,375             5.8
  --------------------------------------------------------------------------------------------------
  All Governmental Funds          90,956               94,474              3,518             3.9
  --------------------------------------------------------------------------------------------------

Note: Adjusted actuals account for the impact of $1.9 billion in spending deferrals described earlier that would reduce 2002-03 actual spending and increase 2003-04 estimates from the amounts shown above.

Annual spending is projected to increase by $1.3 billion (3.4 percent) in the General Fund, by $3.4 billion (5.8 percent) in State Funds, and by $3.5 billion (3.9 percent) in All Governmental Funds. These changes are explained in more detail below, and do not reflect any increased Federal aid or possible spending reductions associated with the Fiscal Management Plan.

Fiscal Management Plan/Federal Assistance. The recently enacted Federal economic stimulus legislation provides $20 billion nationwide in fiscal relief to states, to be distributed as $10 billion in revenue sharing grants and $10 billion from a 15-month increase in the Federal share of Medicaid. DOB expects New York to receive $2.1 billion as a result of this legislation over the next two State fiscal years. The State's revenue sharing grant is estimated to be $645 million. The impact of the 2.95 percent increase in the Federal share of Medicaid costs is estimated to yield $1.4 billion for the State and its local governments. The State's share of this total is roughly $900 million.

In order to manage cash flow, assure budget balance in the current fiscal year, and begin to address significant 2004-05 and 2005-06 budget gaps, the Governor has directed DOB to develop a Fiscal Management Plan to reduce State operations costs, curtail non-essential spending, and identify other cost containment actions to bring the General

Fund into balance. This plan will be developed in cooperation with State agency managers and is expected to be detailed by the time the State's First Quarterly Financial Plan Update is released in July. Elements of the plan are expected to include:

      o Continuing statewide austerity measures that limit discretionary spending, ban non-essential travel, and restrict or terminate lower-priority capital spending and other contractual liabilities.

      o Mandating agency management plans to eliminate, consolidate, and streamline governmental services.

      o     Making significant further reductions in the State workforce.

      o     Maximizing Federal aid.

      o Developing cost containment proposals that can be presented for legislative action later this year.

As noted in the messages accompanying the Governor's vetoes, certain appropriations and spending authorizations may be legally flawed. The State will review all such authorizations and continue to assess the degree to which any legal deficiencies may reduce overall spending levels.

DOB will also monitor and work to achieve additional revenues, as specified in the Senate Finance Committee Staff Report on the Budget, from certain measures enacted by the Legislature that DOB believes are speculative in nature and thus not reflected in the Financial Plan. These include Video Lottery Terminals
(VLTs) at racetracks (legislative value of $150 million), collection of cigarette and motor fuel taxes on Indian Reservations (legislative value of $186 million), and collection of use tax (legislative value of $25 million), as well as other measures that the Legislature believes will reduce the outyear gaps (casino revenue and streamlined sales tax are examples).

Explanation of the Financial Plan. The State's Enacted Budget Financial Plan forecasts receipts and disbursements for the fiscal year. The economic forecast of DOB and the State's tax and fee structure serve as the basis for projecting receipts. After consulting with public and private sector experts, DOB prepares a detailed economic forecast for both the nation and New York, showing Gross Domestic Product (GDP), employment levels, inflation, wages, consumer spending, and other relevant economic indicators. It then projects the yield of the State's revenue structure against the backdrop of these forecasts. Projected disbursements are based on agency staffing levels, program caseloads, levels of service needs, formulas contained in State and Federal law, inflation and other factors. The factors that affect spending estimates vary by program. For example, welfare spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends, projected economic conditions and changes in Federal law. In criminal justice, spending estimates are based on recent trends and data from the criminal justice system, as well as on estimates of the State's prison population. All projections account for the timing of payments, since not all the amounts appropriated in the Budget are disbursed in the same fiscal year.

The State's Fund Structure. The State accounts for all of its spending and receipts by the fund in which the activity takes place (such as the General Fund or the Capital Projects Fund), and the broad category or purpose of that activity (such as State Operations or Capital Projects). The Financial Plan tables sort all State projections and results by fund and category.

The General Fund receives the majority of State taxes. State Funds include the General Fund and funds specified for dedicated purposes, with the exception of Federal Funds. The All Governmental Funds Financial Plan, which includes State Funds and Federal Funds, is comprised of four major fund types, and includes:

o The General Fund, which receives most of the State's tax revenue and accounts for spending on programs that are not supported directly by dedicated fees and revenues;

o Special Revenue Funds, which receive Federal grants, certain dedicated taxes, fees and other revenues that are used for a specified purpose;

o Capital Projects Funds, which account for costs incurred in the construction and reconstruction of roads, bridges, prisons, and other infrastructure projects; and

o Debt Service Funds, which pay principal, interest and related expenses on long-term bonds issued by the State and its public authorities.

Within each of these fund types, revenues and spending are classified by major categories of the Financial Plan (e.g., Taxes, Miscellaneous Receipts, Grants to Local Governments, State Operations). Activity in these Financial Plan categories is described in greater detail later in this Report. Summary charts display the annual change for each category of the Financial Plan, and a narrative explanation of major changes follows each chart. The tables at the end of the Report summarize projected General Fund, State Funds and All Governmental Funds receipts and disbursements for the 2003-04 fiscal year.

                       2003-04 General Fund Financial Plan
                          Where It Comes/Where It Goes
                      General Fund 2003-04 Adjusted Enacted

 [THE FOLLOWING TABLES WERE REPRESENTED AS PIE CHARTS IN THE PRINTED MATERIAL.]

Tobacco Proceeds                           5%     Capital/Other               2%
Personal Income Tax                       40%     Local Assistance           68%
User taxes and fees                       20%     State Operations           18%
Business taxes                             9%     General State Charges       8%
Other taxes                                2%     Debt Service                4%
Miscellaneous Receipts and Transfers      24%

                 Receipts                                 Disbursements

The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2003-04 fiscal year, the General Fund is expected to account for approximately 41 percent of All Governmental Funds disbursements. General Fund moneys are also transferred to and from other funds, primarily to support certain capital projects and debt service payments in other fund types. The graphs above depict the components of projected receipts and disbursements in the General Fund (in percent).

Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State Financial Plan and increase the likelihood that current projections will differ materially from the projections set forth in this Enacted Budget Report. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The 2003-04 Enacted Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.

National Economy. U.S. economic growth slowed to 1.6 percent during the first quarter of 2003, partly due to severe weather conditions and the uncertainty surrounding the war in Iraq. Now that the war is over, the nation's economic recovery is expected to gain momentum. The national economy grew at a slower pace than anticipated in the Executive Budget during early 2003. However, higher growth toward the end of the year is expected to bring real U.S. GDP growth up to 2.3 percent for 2003, only slightly below the Executive Budget projection of
2.4 percent. Buttressed by low inflation and high productivity growth, the national economy is expected to grow 3.4 percent during 2004.

Although a boost in Federal spending contributed positively to GDP growth, the impact of the war on the labor market was clearly negative, with 220,000 reservists having been called up for duty as of April 2003. The Budget Division now expects no net growth in employment for 2003, compared to the 0.6 percent growth projected in the Executive Budget. Income growth for 2003, especially in wages, is also expected to be modestly below the Executive Budget projection. This is mainly due to the downward revision made to the data for the third quarter of 2003 by the U.S. Bureau of Economic Analysis.

Higher output growth toward the end of this year is expected to be fueled by a rebound in private investment activity. If business sector financial conditions do not improve, hiring may be delayed, leading to an even weaker labor market than now anticipated. On the positive side of the ledger, given the current and lagged effects of expansionary monetary and fiscal policy, the economy could grow faster than expected. A lower dollar could lead to higher exports and, therefore, higher output growth.

      --------------------------------------------------------------------
                            Major Economic Indicators
      --------------------------------------------------------------------
                                               2002        2003       2004
      --------------------------------------------------------------------
      Gross Domestic Product (real)             2.4         2.3        3.4
      --------------------------------------------------------------------
      Personal Income                           2.8         3.8        5.2
      --------------------------------------------------------------------
      Corporate Profits                        (0.7)       12.7       15.2
      --------------------------------------------------------------------
      Unemployment Rate                         5.8         5.8        5.5
      --------------------------------------------------------------------
      Consumer Price Index                      1.6         2.5        2.3
      --------------------------------------------------------------------
      Note: Numbers above are percent change/calendar year, except for unemployment rate. The New York State Division of the Budget estimates are based on National Income and Product Account data through April 2003, except for nonagricultural employment and the unemployment rate which are based on U.S. Department of Labor data through early May 2003.
      --------------------------------------------------------------------

State Economy. The September 11th terrorist attack had a more severe impact on the New York economy than on that of any other state. Therefore, not surprisingly, the State's economy is only now emerging from the most recent recession. DOB now estimates that State employment fell 1.8 percent in 2002, and wage income is estimated to have declined 3.8 percent. The unemployment rate for 2002 was 6.1 percent and is expected to remain virtually unchanged for 2003. Employment growth was weaker than expected during the last quarter of 2002. The weaker job base, combined with the sluggishness of the national economic recovery, has led DOB to anticipate marginally lower employment growth for the 2003-04 State fiscal year than projected in the Executive Budget. Growth in wages and salaries is expected to be marginally lower as well.

In addition to the risks associated with the national economic forecast, there are specific risks to the State economy. Chief among them is a more prolonged downturn in the financial sector than is currently projected, producing sharper declines in both employment and compensation. Moreover, significant numbers of business relocations out of the State could imply slower job and income growth as well. In contrast, a stronger national economy than expected could result in stronger equity market growth and, in turn, a stronger demand for financial market services, fueling a rebound in income growth in that sector.

      --------------------------------------------------------------------
                            Major Economic Indicators
      --------------------------------------------------------------------
                                             2002         2003        2004
      --------------------------------------------------------------------
      Personal Income                         0.0          3.0         4.1
      --------------------------------------------------------------------
      Nonagricultural Employment             (1.8)         0.3         1.0
      --------------------------------------------------------------------
      Unemployment Rate                       6.1          6.0         5.5
      --------------------------------------------------------------------
      Note: Numbers above are percent change/calendar year. Personal income and nonagricultural employment growth for 2002 and all forecasts for 2003 and 2004 are projected by DOB.
      --------------------------------------------------------------------

General Fund Revenue Actions. Revenue actions included with the 2003-04 Enacted Budget include: a personal income tax increase ($1.4 billion); a limited liability company filing fee increase ($26 million); income tax withholding for certain partnerships ($15 million); reduced interest for late refunds ($5 million); increasing the State sales tax rate from 4 percent to 4.25 percent ($450 million); temporarily replacing the permanent sales tax exemption on items of clothing and shoes priced under $110 with a sales tax free week in August 2003 and another in January 2004 for the same items and thresholds ($449 million); including the New York City cigarette excise tax in the sales tax base ($7 million); changing the tax structure for insurance companies ($158 million); decoupling from the Federal bonus depreciation provisions ($58 million); decoupling from Federal expensing provisions for SUVs; and reducing the time period for collecting abandoned property related to the demutualization of insurance companies ($75 million). In total, the Budget includes over $2.4 billion in revenue actions including those contained in the Executive Budget.

As part of the Enacted Budget, the Legislature also enacted tobacco securitization legislation that creates a bankruptcy-remote corporation to securitize all or a portion of the State's future share of tobacco settlement payments. The corporation will issue debt backed by payments from the tobacco industry under the master settlement agreement (MSA) and a contingent-contractual obligation on behalf of the State to pay debt service if MSA payments prove insufficient. The structure is designed to reduce overall borrowing costs to a level comparable to a typical State bond sale.

The Financial Plan assumes net proceeds of $3.8 billion ($1.9 billion on an adjusted basis) from this transaction in 2003-04 and $400 million in 2004-05; these amounts are reflected as miscellaneous receipts in the Financial Plan. It is possible that, in order to reduce costs of issuance, take advantage of current low interest rates and improve its cash flow balances, the State may securitize amounts sufficient to receive the entire $4.2 billion in 2003-04, reserving the $400 million for 2004-05 budget balance.

General Fund Receipts

      -----------------------------------------------------------------------------------------------------------
                                                     General Fund Receipts
                                                     (millions of dollars)

      -----------------------------------------------------------------------------------------------------------
                                  2002-03 Adjusted     2003-04 Adjusted     Annual $ Change    Change from 30-Day
                                      Actuals              Enacted                                  Estimate
      -----------------------------------------------------------------------------------------------------------
      Total Tax Receipts               27,977               28,561                584                1,148
      -----------------------------------------------------------------------------------------------------------
      All Other Receipts               11,319               11,279                (40)                 255
      -----------------------------------------------------------------------------------------------------------
      Total Receipts                   39,296               39,840                544                1,403
      -----------------------------------------------------------------------------------------------------------

Total General Fund receipts in support of the 2003-04 Financial Plan are projected to be $39.84 billion, an increase of $544 million from the $39.30 billion recorded in 2002-03. This total includes $28.56 billion in tax receipts, $3.67 billion in miscellaneous receipts, and $7.61 billion in transfers from other funds. The increase largely reflects the impact of revenue actions adopted with the Budget. There are additional legislative actions enacted with the 2003-04 Budget that may have a positive impact on revenues but are too speculative at this point to value with any confidence, including the addition of a use tax line on the personal income tax return, non-resident sales of real property, six-day liquor sales, and VLTs.

General Fund receipts net of refund reserve account transactions are estimated at $39.69 billion for 2003-04. Adjusting for the impact of revenue actions, General Fund tax receipts have been reduced by $463 million from estimates released with the 30-day amendments to the Executive Budget. This revision reflects several factors including: the impact of lower-than-anticipated 2002-03 receipts on the 2003-04 revenue base; a modest net loss in personal income tax receipts due to a lower-than-expected net settlement of 2002 income tax liability in April and May; and continued weakness in corporate tax collections.

      ------------------------------------------------------------------------
                                  Personal Income Tax
                                 (millions of dollars)

      ------------------------------------------------------------------------
           2002-03         2003-04 Adjusted       Annual         Change from
      Adjusted Actuals          Enacted          $ Change      30-Day Estimate
      ------------------------------------------------------------------------
           16,791                16,285            (506)             833
      ------------------------------------------------------------------------

General Fund personal income tax receipts are projected to decrease by $506 million from 2002-03. This is due to economic improvement in 2003-04 and enactment of a temporary tax increase, more than offset by a lower settlement for 2002 tax returns, a reduction in revenue reserves flowing through the refund reserve accounts, and a higher deposit into the Revenue Bond Tax Fund. Overall, net of law changes, personal income tax payments associated with the 2002 tax year are down modestly from what was anticipated in the Executive Budget.

The estimate for withholding tax collections increased by $1.03 billion from the Executive Budget estimate, reflecting the enacted temporary tax increase offset somewhat by lower wage growth than forecast with the Executive Budget. Estimated tax installment payments have been increased by $300 million, again reflecting the enacted temporary tax increase. Additionally, reflecting April and May results on the settlement of 2002 tax liabilities, the estimate for payments with final returns has been increased by $100 million and the estimate for refunds has been increased by $175 million. The estimate for delinquent collections of the personal income tax has been reduced by $50 million, reflecting the State tax amnesty program bringing greater-than-expected receipts forward into 2002-03.

General Fund personal income tax receipts, including refund reserve account transactions, are expected to be $833 million higher than the 30-day amendments to the Executive Budget adjusted for a higher net contribution from the refund reserve account. This increase is due to the temporary tax increase, offset somewhat by the lower-than-anticipated income tax settlement for 2002 tax liability, lower withholding resulting from a weaker-than-expected economy for 2003-04, lower expected assessment collections, and a higher STAR fund deposit due to the Legislature's rejection of the STAR spending limitation proposed in the Executive Budget.

      ------------------------------------------------------------------------
                                  User Taxes and Fees
                                 (millions of dollars)

      ------------------------------------------------------------------------
           2002-03         2003-04 Adjusted       Annual         Change from
      Adjusted Actuals          Enacted          $ Change      30-Day Estimate
      ------------------------------------------------------------------------
            7,063                8,007             944               499
      ------------------------------------------------------------------------

Receipts for user taxes and fees for 2003-04 are projected to total $8.01 billion, an increase of $944 million from reported 2002-03 collections. Included in this category are: receipts from the State sales tax, cigarette and tobacco products taxes; alcoholic beverage taxes and fees; and motor vehicle license and registration fees. The projected growth in sales tax cash receipts of 15.1 percent is largely attributable to the enactment of a temporary increase in the overall tax rate (to 4.25 percent) and a change in the clothing and footwear exemption. The Enacted Budget eliminated the exemption on items of clothing and footwear for one year, effective June 1, 2003, and replaced it with two temporary one-week exemptions with the same $110 thresholds -- one in August 2003 and another in January 2004. Growth in the sales tax base, after adjusting for tax law changes and other factors, is projected at 4.3 percent. The decline in General Fund cigarette tax receipts is the result of a continuation of the long-term consumption decline in cigarettes. User taxes and fees are expected to rise by $499 million from the 30-day amendments to the Executive Budget. This adjustment mainly reflects tax increases contained in the Enacted Budget.

      ------------------------------------------------------------------------
                                    Business Taxes
                                 (millions of dollars)

      ------------------------------------------------------------------------
           2002-03         2003-04 Adjusted       Annual         Change from
      Adjusted Actuals          Enacted          $ Change      30-Day Estimate
      ------------------------------------------------------------------------
            3,380                3,498             118              (184)
      ------------------------------------------------------------------------

Receipts for business taxes for 2003-04 are projected to total $3.50 billion, an increase of $118 million from 2002-03 collections. Business taxes include the corporate franchise tax, corporation and utilities taxes, the insurance franchise tax, and the bank franchise tax. Business tax receipts for 2003-04 have been revised down by $184 million from the 30-day amendments to the Executive Budget to reflect lower 2002-03 actuals during closeout and anticipated enhanced refund activity. These negatives in 2002-03 have been offset by the effect of decoupling from the Federal bonus depreciation.

Corporate franchise tax receipts have been revised down by $141 million from the 30-day amendments to the Executive Budget. The difference is attributable to a closeout adjustment and enhanced refund activity. These reductions are offset by an increase in revenues of $58 million based on decoupling from Federal bonus depreciation provisions. Corporation and utilities taxes, and insurance franchise tax receipts remain unchanged from the 30- day Executive Budget estimate. Bank tax receipts are estimated to be $43 million lower than the 30-day Executive Budget estimate. This result is primarily attributable to continued weak earnings growth, and the decline in the 2002-03 base.

      ------------------------------------------------------------------------
                                      Other Taxes
                                 (millions of dollars)

      ------------------------------------------------------------------------
           2002-03         2003-04 Adjusted       Annual         Change from
      Adjusted Actuals          Enacted          $ Change      30-Day Estimate
      ------------------------------------------------------------------------
             743                  771               28                0
      ------------------------------------------------------------------------

Other tax receipts are now projected to total $771 million or $28 million above last year's amount. Sources in this category include the estate and gift tax, the real property gains tax and pari-mutuel taxes. Previously enacted legislation to repeal both the real property gains tax and the gift tax and to reduce the estate and pari-mutuel taxes have significantly reduced the yield from this category of receipts. Other taxes estimated in this category are unchanged from the 30-day estimate.

      ------------------------------------------------------------------------
                                Miscellaneous Receipts
                                 (millions of dollars)

      ------------------------------------------------------------------------
           2002-03         2003-04 Adjusted       Annual         Change from
      Adjusted Actuals          Enacted          $ Change      30-Day Estimate
      ------------------------------------------------------------------------
            3,991                3,669            (322)               90
      ------------------------------------------------------------------------

Miscellaneous Receipts are expected to reach $3.67 billion, a decrease of $322 million from 2002-03 and an increase of $90 million from the 30-day estimate. The annual decrease in receipts is the result of several non-recurring actions taken in the 2002-03 Enacted Budget, including transferring available balances from various State authorities. The increase in receipts from the 30-day estimates is attributed to a delay in the collection of a settlement recovery from various Wall Street firms originally expected in 2002-03, as well as the net impact of several legislative actions, which on balance increase receipts by an estimated $50 million.

  -------------------------------------------------------------------------------------------------------------------------
                                                  Transfers From Other Funds
                                                     (millions of dollars)

  -------------------------------------------------------------------------------------------------------------------------
                                                    2002-03        2003-04 Adjusted         Annual            Change from
                                               Adjusted Actuals         Enacted            $ Change         30-Day Estimate
  -------------------------------------------------------------------------------------------------------------------------
  PIT in Excess of Revenue Bond Debt
  Service                                            4,215               5,125                910                 260
  -------------------------------------------------------------------------------------------------------------------------
  Sales Tax in Excess of LGAC Debt
  Service                                            1,919               1,853                (66)               (146)
  -------------------------------------------------------------------------------------------------------------------------
  Real Estate Taxes in Excess of CW/CA
  Debt Service                                         263                 202                (61)                  0
  -------------------------------------------------------------------------------------------------------------------------
  All Other Transfers                                  931                 430               (501)                 51
  -------------------------------------------------------------------------------------------------------------------------
  Total Transfers From                               7,328               7,610                282                 165
  -------------------------------------------------------------------------------------------------------------------------

Transfers from other funds are expected to total $7.61 billion, or $282 million more than total receipts from this category during 2002-03 and $165 million higher than the 30-day estimates. The $910 million year-to-year increase in transfers of personal income tax (PIT) in excess of revenue bond debt service requirements is primarily attributable to higher dedicated PIT receipts ($1.1 billion), including legislative tax increases, offset by increased debt service requirements ($222 million). The $260 million net increase from the 30-day estimate reflects the legislative tax increases, offset by increased debt service costs.

The annual decrease of $66 million in transfers from the sales tax in excess of LGAC debt service reflects increased debt service requirements ($67 million) and an annual payment to New York City intended to cover debt service costs related to restructuring NYC MAC debt for City fiscal relief ($170 million), offset by increased sales tax receipts ($171 million). The 2003-04 estimate is $146 million lower than the 30-day estimate primarily due to the legislation requiring a payment of State sales tax to New York City.

Provisions enacted with the 2003-04 Budget relating to the Local Government Assistance Corporation (LGAC) and the Municipal Assistance Corporation of the City of New York (MAC) appear to intend that the State assume responsibility for debt service payments on the remaining $2.5 billion in outstanding MAC bonds. Thirty annual payments of $170 million from sales tax receipts dedicated to LGAC are authorized to be pledged to a New York City-created not-for-profit corporation allowing the maturity of the debt to be extended through 2034, well beyond the original 2008 maturity of the outstanding MAC debt. The structure of this bonding may be flawed and counsel are continuing to evaluate the constitutional and legal issues raised by the legislation, the implications on the State's Debt Reform Act of 2000, and the impact on LGAC and other bondholders. The annual decline of $61 million in transfers from the real estate transfer tax is due to a projected decrease in tax receipts ($43 million) and an increase in Clean Water/Clean Air debt service requirements ($18 million). The 2003-04 enacted estimate is unchanged from the 30-day estimate.

The $501 million expected annual decrease in all other transfers is primarily due to the loss of onetime 2002-03 transfers from the Environmental Protection Fund ($269 million) and Federal reimbursement of World Trade Center related costs ($231 million). All other transfers increased by $51 million from the 30-day estimates due to an increase in expected receipts for the Waste Tire Management Recycling Act ($20 million) and one-time transfers from various non-General funds ($31 million).

General Fund Disbursements

  -------------------------------------------------------------------------------------------------------------------------
                                                   General Fund Disbursements
                                                      (millions of dollars)

  -------------------------------------------------------------------------------------------------------------------------
                                                    2002-03        2003-04 Adjusted         Annual            Change from
                                               Adjusted Actuals         Enacted            $ Change         30-Day Estimate
  -------------------------------------------------------------------------------------------------------------------------
  Welfare                                              496               1,127                631                  114
  -------------------------------------------------------------------------------------------------------------------------
  General State Charges                              2,732               3,199                467                   34
  -------------------------------------------------------------------------------------------------------------------------
  Member Items                                         105                 455                350                  200
  -------------------------------------------------------------------------------------------------------------------------
  Medicaid (including HCRA)                          5,951               6,269                318                  840
  -------------------------------------------------------------------------------------------------------------------------
  Public Health                                        525                 566                 41                   40
  -------------------------------------------------------------------------------------------------------------------------
  School Aid (including 5/15 database               12,278              12,312                 34                  599
  update)
  -------------------------------------------------------------------------------------------------------------------------
  Handicapped/All Other Education                    1,341               1,323                (18)                 132
  -------------------------------------------------------------------------------------------------------------------------
  Higher Education                                   1,528               1,488                (40)                 193
  -------------------------------------------------------------------------------------------------------------------------
  State Operations                                   7,715               7,168               (547)                   2
  -------------------------------------------------------------------------------------------------------------------------
  All Other                                          6,842               6,930                 88                  171
  -------------------------------------------------------------------------------------------------------------------------
  Total General Fund Disbursements                  39,513              40,837              1,324                2,325
  -------------------------------------------------------------------------------------------------------------------------

Total General Fund disbursements, including transfers to support capital projects, debt service and other purposes, are estimated at $40.84 billion for 2003-04, an increase of $1.32 billion or 3.4 percent from 2002-03. The annual growth in spending is primarily attributable to the use of non-recurring offsets in the previous fiscal year for welfare assistance programs ($631 million), higher costs for General State Charges mostly due to pensions and health insurance ($467 million), additional spending for member items ($350 million), and growth in Medicaid ($318 million), offset by lower State Operations spending ($547 million). The annual change in spending is explained by financial plan category in more detail below.

Total projected spending in the 2003-04 Enacted Budget is $2.33 billion higher than the level recommended in the Governor's Executive Budget. Spending changes primarily reflect net legislative restorations and adds in Medicaid ($840 million), school aid ($599 million), funding for member items ($200 million), higher education programs ($193 million), handicapped/all other education programs ($132 million), and welfare programs ($114 million).

In addition, the net spending changes include certain costs resulting from the Legislature's action or inaction on several spending items. Examples include a $200 million lump sum appropriation for member items which the Legislature valued at $100 million; various Medicaid savings DOB believes are not fully attainable including additional Federal reimbursement for prescription drug costs and home care costs; and inaction on cost containment provisions which DOB believes results in higher welfare costs.

      --------------------------------------------------------------------------
                             Grants to Local Governments
                                (millions of dollars)

      --------------------------------------------------------------------------
          2002-03               2003-04            Annual          Change from
      Adjusted Actuals      Adjusted Enacted      $ Change       30-Day Estimate
      --------------------------------------------------------------------------
           26,713                28,009            1,296              2,229
      --------------------------------------------------------------------------

Grants to Local Governments (also known as local assistance) include financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals. The largest shares of spending in local assistance are for aid to public schools (44 percent) and for the State's share of Medicaid payments to medical providers (22 percent). Spending for mental hygiene programs (6 percent), higher education programs (5 percent), welfare assistance (4 percent), and children and families services (4 percent) represent the next largest areas of local aid.

Spending in local assistance is estimated at $28.01 billion in 2003-04, an increase of $1.30 billion (4.9 percent) over the 2002-03 fiscal year. This net spending growth is primarily attributable to welfare assistance programs ($631 million), Medicaid ($318 million), additional spending in the Community Projects Fund ($350 million), higher spending for the Higher Education Service Corporation ($123 million) and various other local assistance programs. These increases are partially offset by an annual decline in spending for the City University of New York ($176 million) and a scheduled decline in payments for the Yonkers settlement agreement ($110 million).

General Fund spending for school aid on a State fiscal year basis is projected at $12.31 billion in 2003-04, an increase of $34 million over 2002-03. This net increase reflects the "tail" cost of the 2002-03 school year increase offset in part by the reduced spending in the 2003-04 enacted school year aid package. On a school year basis, school aid is projected at $14.43 billion for 2003-04, a decrease of $185 million from the prior school year. This decrease is primarily due to a reduction in operating aid ($285 million), which is partially offset by increases in transportation aid, excess cost aid and BOCES.

Medicaid spending is estimated at $6.27 billion in 2003-04, an increase of $318 million (5.3 percent) from the prior year. The net increase is primarily attributable to expected underlying spending growth of approximately 8 percent ($478 million), the sunset of the Tobacco Transfer Fund used to reimburse medical care providers for services rendered to Medicaid patients ($91 million), the Federally mandated phase out of the nursing home intergovernmental transfers ($90 million), and the reduction of the nursing home gross receipts assessment used to offset Medicaid costs ($78 million). The growth in Medicaid spending is partially offset by increased Federal aid from an increase in disproportionate share payments to public hospitals ($324 million), additional financing through the Health Care Reform Act ($117 million), and various cost containment proposals, as well as the phase out of Disaster Relief Medicaid related to the September 11th attack on the World Trade Center. In addition, the Enacted Budget "rolls" the last Medicaid cycle payable on March 31, 2004 to the first day of the 2004-05 fiscal year ($170 million), decreasing 2003-04 and increasing 2004-05 costs. The Medicaid estimate does not include possible savings related to the temporary increase in the Federal share of Medicaid costs.

Spending on welfare is projected at $1.13 billion, an increase of $631 million (127.2 percent) from 2002-03. This increase is due primarily to the use of Federal TANF reserve funds to offset welfare spending in 2002-03 ($465 million) and the increased cost of the welfare caseload ($166 million). The projected welfare caseload of 622,067 recipients represents an increase from 2002-03 of approximately 10,248 recipients.

Higher Education Services Corporation (HESC) spending is projected at $442 million, an increase of $123 million (38.6 percent) from 2002-03. This increase reflects underlying program growth ($163 million) and a reduction in available Federal TANF funds ($64 million), offset by a deferral of Tuition Assistance Program costs into the 2004-05 fiscal year ($104 million).

City University of New York (CUNY) spending is projected at $681 million, a decrease of $176 million (20.5 percent) from 2002-03. The decrease is primarily due to the impact of a tuition increase at the senior colleges used to offset General Fund spending ($91 million) and a reduction in costs due to a one-time retroactive collective bargaining payment made in 2002-03 ($70 million).

Spending for all other local assistance programs will total $7.18 billion in 2003-04, a net increase of $366 million (5.4 percent) from the 2002-03 fiscal year. This increase is largely attributable to additional spending for member items ($350 million), increased spending for children and family services ($90 million), public health programs ($41 million), mental hygiene programs ($27 million), and various other local assistance programs. These increases are offset by spending declines across other agencies and programs including an annual decrease in the funding for the Yonkers settlement agreement ($110 million).

The 2003-04 enacted estimate for local assistance spending increased by $2.23 billion from the 30- day estimate primarily as a result of net legislative adds and restorations of Executive Budget proposals. The largest adds and restorations occurred in Medicaid ($840 million), school aid ($599 million), additional funding for the Community Projects Fund ($200 million), higher education programs ($193 million), handicapped/all other education programs ($132 million), and welfare programs ($114 million). These net legislative adds reflect resources identified by the Legislature to delay the last Medicaid cycle in the 2003-04 fiscal year to the following fiscal year ($170 million) and defer Tuition Assistance Program payments to colleges out of 2003-04 into 2004-05 ($104 million).

      --------------------------------------------------------------------------
                                  State of Operations
                                 (millions of dollars)

      --------------------------------------------------------------------------
          2002-03               2003-04            Annual          Change from
      Adjusted Actuals      Adjusted Enacted      $ Change       30-Day Estimate
      --------------------------------------------------------------------------
           7,715                 7,168             (547)                2
      --------------------------------------------------------------------------

State Operations accounts for the cost of operating the Executive, Legislative, and Judicial branches of government. Spending in this category is projected at $7.17 billion, a decrease of $547 million or 7.1 percent from 2002-03. The annual decline in State Operations spending is comprised of lower spending in both personal service ($493 million) and non-personal service ($54 million).

The State Operations estimates reflect $1.03 billion in savings initiatives. Included in these savings are $363 million from continuation of the strict Statewide hiring freeze, aggressive use of a retirement incentive for State employees, and various actions to restrain non-personal service spending in all agencies. A total of $662 million in savings is projected to be available in 2003-04 from a variety of revenue maximization efforts to finance State Operations spending. Among these savings are additional SUNY revenues from an anticipated tuition increase and other revenue measures used to support General Fund costs ($325 million), additional Federal revenues to offset spending on mental hygiene programs ($174 million), and various shifts of General Fund costs to other funds ($133 million) -- most notably funding $93 million in Department of Motor Vehicles transportation-related spending in the Dedicated Highway Fund.

The savings initiatives and revenue maximization efforts are partially offset by base spending growth of $478 million, including normal salary step increases and required non-personal service cost increases and the loss of one-time offsets used in 2002-03. Virtually all Executive agencies are held flat or reduced from 2002-03 levels.

The 2003-04 State Operations estimate is $2 million higher than the estimate prepared at the time of the 30-day Amendments to the Executive Budget in February 2003. This additional spending represents minor legislative changes to the Executive Budget estimates.

The State's All Funds workforce is projected to be 186,000 at the end of 2003-04, a decrease of approximately 10,000 from November 2001 when the Governor announced a series of cost savings actions following the World Trade Center attacks. This reduction resulted from attrition and the use of early retirement incentives. Additional declines are possible as a result of the Fiscal Management Plan to be implemented during the fiscal year.

      --------------------------------------------------------------------------
                                 General State Charges
                                 (millions of dollars)

      --------------------------------------------------------------------------
          2002-03               2003-04            Annual          Change from
      Adjusted Actuals      Adjusted Enacted      $ Change       30-Day Estimate
      --------------------------------------------------------------------------
           2,732                 3,199              467                34
      --------------------------------------------------------------------------

General State Charges (GSCs) account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative and Judicial branches, as well as certain fixed costs of the State. Fringe benefit payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation and unemployment insurance. Fixed costs include State payments-in-lieu-of-taxes to local governments for certain State-owned lands, and the costs of litigation against the State and its public officers.

Total spending for GSCs is estimated at $3.20 billion, an increase of $467 million or 17.0 percent from the prior year. The projected annual growth is primarily attributable to higher pension and health insurance costs.

Pension investment losses resulting in significantly higher contributions to the New York State and Local Retirement System for the 2003-04 fiscal year. The employer pension contribution rate is the Executive Budget was projected to increase to 4 percent of payroll in 2003-04, increasing pension costs by $250 million (171 percent). Pension reform legislation approved with the Enacted Budget requires a minimum pension contribution equal to 4.5 percent of payroll annually. This change along with higher than expected retirement incentive costs would increase the 2003-04 fiscal year contribution by an additional $94 million to $344 million. However, the Legislature did not provide sufficient appropriation authority to allow the entire pension bill to be paid to the retirement system in 2003-04. As a result, it is anticipated that the State will pay this unbudgeted amount in 2005-06 at 8 percent annual interest, for a total cost of approximately $110 million.

Health insurance premiums are expected to increase by approximately $178 million (11 percent) in 2003-04 to cover the rising costs of employee and retiree health care. The enacted budget reflects $43 million in health benefit changes, which is expected to reduce the underlying growth in employee health insurance costs from $221 million (13.7 percent). These changes, some of which are subject to negotiations with State employee unions, would: place restrictions on pharmacy benefits, require a higher co-payments for prescription drugs, modernize the hospital benefit plan, and increase employee co-payments, deductibles and coinsurance levels for doctor visits.

The $34 million increase from the 30-day estimate is largely the result of the Legislature's denial of a proposal to change to the current 9 percent statutory interest rate on Court of Claims judgments to market-based rates, and partial restoration of Executive Budget proposals to change employee health insurance benefits.

  -------------------------------------------------------------------------------------------------------------------------
                                                   Transfers to Other Funds
                                                     (millions of dollars)

  -------------------------------------------------------------------------------------------------------------------------
                                                    2002-03        2003-04 Adjusted         Annual            Change from
                                               Adjusted Actuals         Enacted            $ Change         30-Day Estimate
  -------------------------------------------------------------------------------------------------------------------------
  Transfers in Support of Debt Service               1,496               1,583                 87                  0
  -------------------------------------------------------------------------------------------------------------------------
  Transfers in Support of Capital Projects             170                 251                 81                 45
  -------------------------------------------------------------------------------------------------------------------------
  Transfers in Support of State University              26                 145                119                  0
  -------------------------------------------------------------------------------------------------------------------------
  All Other Transfers                                  661                 482               (179)                15
  -------------------------------------------------------------------------------------------------------------------------
  Total Transfers to Other Funds                     2,353               2,461                108                 60
  -------------------------------------------------------------------------------------------------------------------------

Transfers to other funds are expected to total $2.46 billion, or $108 million higher than total receipts from this category during 2002-03 and $60 million higher than the 30-day estimates. The annual net increase in debt service transfers of $87 million reflects planned growth in underlying debt service costs, offset by debt reduction efforts. As compared to the 30-day estimate, transfers in support of debt service remain unchanged.

Transfers for capital projects provide General Fund support for projects that are not financed by bond proceeds, dedicated taxes, Federal grants or other revenues. The $81 million projected increase in 2003- 04 reflects year-to-year increases in pay-as-you-go spending for legislative adds for transportation and the environment ($49 million) and changes in the timing of the receipt of bond proceeds to reimburse capital spending. Compared to the 30-day estimate for 2003-04, the $45 million increase in capital projects transfers reflects the legislative adds for transportation and the environment.

The State's cost of transfers to the State University are estimated to increase by $119 million over 2002-03 due to the timing of State subsidy payments to the SUNY hospitals ($107 million) and the use of Dormitory Authority funds in 2002-03 to help subsidize the SUNY hospitals ($12 million). This transfer remained unchanged from the 30-day estimate.

All other transfers are estimated to total $482 million in 2003-04, a decline of $179 million from 2002-03. This decline is primarily due to decreases in the Community Service Provider Assistance Program ($100 million), the State's share of Medicaid payments to SUNY hospitals ($48 million), and payments to the State Lottery Fund ($17 million). All other transfers increased $15 million from the 30- day estimates.

Non-Recurring Actions. A total of $5.1 billion in gross nonrecurring actions, with a net impact of $3.2 billion on the Financial Plan, are incorporated in the 2003-04 Enacted Budget. These include resources from the securitization of tobacco settlement payments ($3.8 billion), the use of Federal TANF moneys to offset General Fund welfare, HESC, and school aid program spending ($458 million), spending delays for a Medicaid cycle and TAP payments ($274 million), the one-time shift of various pay-as-you-go capital projects to bonding ($122 million), debt management actions to reduce debt service costs ($161 million), recoveries of school aid and welfare overpayments ($88 million), abandoned property collections ($75 million), and various routine fund sweeps ($138 million).

The 2003-04 spending projections include $1.9 billion of one-time payment delays from 2002-03 pending receipt of tobacco securitization proceeds. These one-time payment deferrals are "matched-up" with $1.9 billion of the $3.8 billion tobacco proceeds, for a net one-time impact of $3.2 billion ($5.1 billion of total actions offset by $1.9 billion linked to one-time costs).

General Fund Closing Balance. The Enacted Budget Financial Plan projects a closing General Fund balance of $730 million at the end of the 2003-04 fiscal year, unchanged from the 30-day projection. The closing balance represents monies on deposit in the Tax Stabilization Reserve Fund ($710 million) and the Contingency Reserve Fund ($20 million). The balance assumes achievement of $912 million of savings from the Fiscal Management Plan including additional Federal aid described earlier.

Governmental Funds Financial Plans

State Funds. State Funds represent the portion of the State's budget supported exclusively by State revenues: taxes, fees, fines, and other revenues imposed and collected by the State. Federal grants are not included as part of State Funds.

  -----------------------------------------------------------------------------------------------------------
                                               State Funds Receipts
                                               (millions of dollars)

  -----------------------------------------------------------------------------------------------------------
                                      2002-03        2003-04 Adjusted         Annual            Change from
                                 Adjusted Actuals         Enacted            $ Change         30-Day Estimate
  -----------------------------------------------------------------------------------------------------------
  Taxes                                40,676              42,672              1,996               1,541
  -----------------------------------------------------------------------------------------------------------
  Miscellaneous Receipts               15,903              17,483              1,580                 297
  -----------------------------------------------------------------------------------------------------------
  Total State Funds Receipts           56,579              60,155              3,576               1,838
  -----------------------------------------------------------------------------------------------------------

Total State Funds receipts are projected to total $60.16 billion in 2003-04, an increase of $3.58 billion or 6.3 percent from 2002-03. State Funds tax receipts are projected to total $42.67 billion, an increase of $2.0 billion from 2002-03 primarily reflecting a new personal income tax surcharge ($1.4 billion) and a one-quarter percent increase in sales tax ($450 million), offset by revenue losses associated with the closeout of 2002-03 and the April PIT settlement ($462 million). These changes are discussed in more detail in the General Fund section above.

Miscellaneous receipts in the State Funds are projected to total $17.48 billion, an increase of $1.58 billion over 2002-03. The growth in miscellaneous receipts primarily reflects the timing of the receipt of bond proceeds to reimburse capital spending from the Dedicated Highway and Bridge Trust Fund ($961 million), economic development spending that is not counted by the State Comptroller as spending even though the bond proceeds are counted as State-supported debt ($325 million), and growth in SUNY revenues primarily attributable to an anticipated tuition increase ($280 million). These increases are offset by a decline in General Fund miscellaneous receipts primarily due to the loss of non-recurring actions ($322 million).

The increase in State Funds receipts of $1.84 billion over the 30-day estimates is comprised of a projected tax increase of $1.54 billion and miscellaneous receipts increase of $297 million. The projected tax growth is consistent with the enacted tax increases described above. The growth in miscellaneous receipts is primarily attributable to the timing of the receipt of bond proceeds to reimburse capital spending ($482 million), offset by a decline in State Funds receipts in support of Medicaid due to the legislative restoration of the proposed home care and hospital assessments ($281 million).

Total State Funds disbursements are projected at $61.09 billion in 2003-04, an increase of $3.38 billion or 5.8 percent from 2002-03. Of this amount, $1.32 billion is due to a net increase in General Fund spending as described in detail above, and $2.05 billion is due to growth in other State funds.

  -------------------------------------------------------------------------------------------------------------------------
                                                       State Funds Disbursements
                                                         (millions of dollars)

  -------------------------------------------------------------------------------------------------------------------------
                                                    2002-03        2003-04 Adjusted         Annual            Change from
                                               Adjusted Actuals         Enacted            $ Change         30-Day Estimate
  -------------------------------------------------------------------------------------------------------------------------
  Welfare                                              496               1,127                631                  114
  -------------------------------------------------------------------------------------------------------------------------
  General State Charges                              3,088               3,608                520                   43
  -------------------------------------------------------------------------------------------------------------------------
  Medicaid                                           8,413               8,852                439                  559
  -------------------------------------------------------------------------------------------------------------------------
  Community Projects Fund                              105                 455                350                  200
  -------------------------------------------------------------------------------------------------------------------------
  Debt Service                                       3,038               3,387                349                   27
  -------------------------------------------------------------------------------------------------------------------------
  Public Health                                      2,023               2,218                195                   88
  -------------------------------------------------------------------------------------------------------------------------
  SUNY                                               4,043               4,225                182                   58
  -------------------------------------------------------------------------------------------------------------------------
  STAR                                               2,664               2,800                136                   93
  -------------------------------------------------------------------------------------------------------------------------
  School Aid                                        14,121              14,225                104                  608
  -------------------------------------------------------------------------------------------------------------------------
  Transportation                                     3,521               3,600                 79                   42
  -------------------------------------------------------------------------------------------------------------------------
  Handicapped/All Other Education                    1,522               1,443                (79)                 152
  -------------------------------------------------------------------------------------------------------------------------
  Mental Hygiene                                     2,645               2,572                (73)                  42
  -------------------------------------------------------------------------------------------------------------------------
  Public Protection                                  2,902               2,899                 (3)                  18
  -------------------------------------------------------------------------------------------------------------------------
  All Other                                          9,131               9,676                545                  172
  -------------------------------------------------------------------------------------------------------------------------
  Total State Funds Disbursements                   57,712              61,087              3,375                2,216
  -------------------------------------------------------------------------------------------------------------------------

State Funds Medicaid spending growth of $439 million (5.2 percent) reflects increased General Fund spending of $318 million (discussed in the General Fund section above) and an increase of $121 million in Special Revenue Funds. Additional HCRA financing for the Family Health Plus program, workforce recruitment and retention initiatives, and additional funding for Medicaid pharmacy costs represent $389 million of the net growth in the Special Revenue Funds. This increase is partially offset by lower spending attributable to the use of available pool balances in the Indigent Care Fund ($125 million) in 2002-03, the sunset of the Tobacco Transfer Fund used to reimburse medical care providers for services rendered to Medicaid patients ($91 million), and the legislative reduction of the nursing home gross receipts assessment from 6 percent to 5 percent ($45 million).

Spending from Debt Service Funds is estimated to increase by $349 million or
11.5 percent from 2002-03. The net increase in debt service spending reflects planned growth in costs, and additional bonding enacted by the Legislature for the CHIPs capital program and equipment for E-911 cellular emergency systems. Net debt service costs increased modestly ($27 million) from the 30-day estimates.

Public Health spending supported by State Funds is projected to increase $195 million (9.6 percent) from the prior year, of which the General Fund supports $41 million. The increase in other State supported spending is primarily attributable to additional spending for the Elderly Pharmaceutical Insurance Coverage Program (EPIC) providing senior citizens with prescription drug insurance ($105 million) and the Child Health Plus program providing health insurance to children up to age 19 ($68 million). Projected annual spending growth of $182 million for SUNY is primarily attributable to enrollment growth at the State-operated campuses, hospital program expansion, and anticipated increases in disbursements for capital programs. The annual growth in the STAR program of $136 million is mainly due to inflation and increased taxpayer participation. Annual State Funds spending growth due mostly to General Fund changes include: Welfare ($631 million), primarily reflecting the use of non-recurring Federal TANF reserve funds to offset 2002-03 welfare spending; General State Charges ($520 million), primarily due to higher pension and health insurance costs; and increased spending from the Community Projects Funds ($350 million).

Major areas experiencing modest annual increases or decreases on a State Funds basis include: school aid (up $104 million), transportation (up $79 million), handicapped/all other education (down $79 million), mental hygiene (down $73 million) and public protection (down $3 million).

State Funds disbursements increased $2.22 billion over the 30-day estimates primarily due to net legislative changes including school aid ($608 million), Medicaid ($559 million), the Community Projects Fund ($200 million), handicapped/all other education ($152 million), and welfare ($114 million).

All Governmental Funds. All Governmental Funds includes activity in the four governmental funds types: the General Fund, Special Revenue Funds, Capital Projects Funds, and Debt Service funds. All Governmental Funds spending combines State funds (discussed earlier) with Federal grants across these fund types. It excludes Fiduciary, Internal Services, and Enterprise Funds.

  -------------------------------------------------------------------------------------------------------------------------
                                                   All Governmental Funds Receipts
                                                        (millions of dollars)

  -------------------------------------------------------------------------------------------------------------------------
                                                    2002-03        2003-04 Adjusted         Annual            Change from
                                               Adjusted Actuals         Enacted            $ Change         30-Day Estimate
  -------------------------------------------------------------------------------------------------------------------------
  Taxes                                             40,676              42,672              1,996                 1,541
  -------------------------------------------------------------------------------------------------------------------------
  Miscellaneous Receipts                            16,056              17,705              1,649                   301
  -------------------------------------------------------------------------------------------------------------------------
  Federal Grants                                    33,242              33,444                202                 1,426
  -------------------------------------------------------------------------------------------------------------------------
  Total All Governmental Funds Receipts             89,974              93,821              3,847                 3,268
  -------------------------------------------------------------------------------------------------------------------------

All Governmental Funds receipts are projected to be $93.82 billion in 2003-04, an increase of $3.85 billion or 4.3 percent from 2002-03. Tax receipts are projected to increase by $2.0 billion to total $42.67 billion primarily reflecting the impact of the enacted tax increases previously discussed. Miscellaneous receipts are projected to increase by $1.65 billion to total $17.71 billion over 2002-03. The growth in All Governmental Funds miscellaneous receipts primarily reflects the timing of the receipt of bond proceeds to reimburse capital spending, economic development spending, and SUNY tuition increases, offset by a decline in General Fund miscellaneous receipts as discussed above. Federal Grants are projected to total $33.44 billion, an increase of $202 million from 2002-03. Federal grants represent reimbursement from the Federal government for programs financed by the State in the first instance. Federal receipts are generally assumed to be received in the State fiscal year in which spending is incurred; therefore, the revisions to Federal receipts correspond to the adjustments to the federally-reimbursed spending revisions described below. The All Governmental Funds receipts increase of $3.27 billion over the 30-day estimates is comprised of enacted tax increases described above and Federal grants of $1.43 billion primarily due to increases in Medicaid spending.

All Governmental Funds spending is estimated at $94.47 billion in 2003-04, an annual increase of $3.52 billion or 3.9 percent. The spending growth is comprised of the State Funds increases of $3.38 billion and growth in Federal Funds of $143 million. The growth in Federal spending is primarily due to increases for Medicaid ($1.02 billion), offset by declines in welfare ($426 million), World Trade Center costs ($302 million) and education ($180 million).

  -------------------------------------------------------------------------------------------------------------------------
                                                  All Governmental Funds Disbursements
                                                         (millions of dollars)

  -------------------------------------------------------------------------------------------------------------------------
                                                    2002-03        2003-04 Adjusted         Annual            Change from
                                               Adjusted Actuals         Enacted            $ Change         30-Day Estimate
  -------------------------------------------------------------------------------------------------------------------------
  Medicaid                                          25,315              26,778              1,463                2,003
  -------------------------------------------------------------------------------------------------------------------------
  Public Health                                      3,230               3,778                548                  137
  -------------------------------------------------------------------------------------------------------------------------
  General State Charges                              3,272               3,774                502                   43
  -------------------------------------------------------------------------------------------------------------------------
  Community Projects Fund                              105                 455                350                  200
  -------------------------------------------------------------------------------------------------------------------------
  Debt Service                                       3,038               3,387                349                   27
  -------------------------------------------------------------------------------------------------------------------------
  Welfare                                            2,803               3,008                205                  124
  -------------------------------------------------------------------------------------------------------------------------
  Mental Hygiene                                     4,983               5,174                191                   45
  -------------------------------------------------------------------------------------------------------------------------
  SUNY                                               4,208               4,368                160                   58
  -------------------------------------------------------------------------------------------------------------------------
  STAR                                               2,664               2,800                136                   93
  -------------------------------------------------------------------------------------------------------------------------
  School Aid                                        14,121              14,225                104                  608
  -------------------------------------------------------------------------------------------------------------------------
  Handicapped/All Other Education                    3,922               3,663               (259)                 187
  -------------------------------------------------------------------------------------------------------------------------
  Transportation                                     4,907               4,834                (73)                  13
  -------------------------------------------------------------------------------------------------------------------------
  Public Protection                                  3,096               3,027                (69)                  18
  -------------------------------------------------------------------------------------------------------------------------
  All Other                                         15,292              15,203                (89)                 109
  -------------------------------------------------------------------------------------------------------------------------
  Total All Funds Disbursements                     90,956              94,474              3,518                3,665
  -------------------------------------------------------------------------------------------------------------------------

All Governmental Funds Medicaid spending growth of $1.46 billion reflects previously discussed State Funds spending growth of $439 million, and an increase of $1.02 billion (6.1 percent) in Medicaid spending supported by

Federal Funds, which are estimated to total $26.78 billion in 2003-04. The net increase is primarily attributable to expected underlying spending growth of approximately 8 percent ($1.10 billion) and increased aid governed from an increase in disproportionate share payments to public hospitals ($394 million). This increase is partially offset by the mandated phase out of the nursing home intergovernmental transfers ($119 million), the phase out of Disaster Relief Medicaid related to the September 11th attack on the World Trade Center ($83 million), nonrecurring additional indigent care payments ($72 million), and various other cost containment proposals. The Medicaid estimate does not include possible savings related to the temporary increase in the Federal share of Medicaid costs.

Public health spending supported by All Governmental Funds is expected to increase by $548 million from 2002-03 of which $195 million is attributable to increased State Funds support and the remaining $353 million consisting of additional Federal aid. The growth in Federal aid is largely attributable to increased spending for the Child Health Plus program ($324 million).

Spending from All Governmental Funds in support of welfare initiatives increased $205 million from 2002-03 actuals and reflects the State Funds increase described above ($631 million) offset by decreased welfare spending from federal funds ($426 million). The decreased spending is primarily due to the loss of one-time credits that were used to support 2002-03 spending.

All Governmental Funds spending growth largely attributable to State Funds spending includes growth for General State Charges ($502 million), Community Projects Fund ($350 million), debt service ($349 million), SUNY ($160 million), STAR ($136 million), and school aid ($104 million).

Major areas experiencing modest annual increases or decreases on an All Governmental Funds basis include: mental hygiene (up $191 million), handicapped/all other education (down $259 million), transportation (down $73 million), and public protection (down $69 million).

All Governmental Funds disbursements increased $3.67 billion over the 30-day estimates due to State Funds spending increases of $2.22 billion described above and growth in Federal Medicaid spending ($1.45 billion) attributable to legislative restorations of various cost containment and revenue maximizations, as well as revised estimates for underlying Federal Medicaid spending.

First Quarter Cash Flow. Unlike previous years, the 2003-04 General Fund first quarter cash flow estimates assume continued implementation of emergency cash management actions implemented after delays in enacting tobacco securitization legislation led to potential cash imbalances. The General Fund cash flow position is expected to be extremely tight during the first quarter of the 2003-04 fiscal year and thus requires continued management actions to maintain positive balances until $2.1 billion of tobacco proceeds are received in late June. DOB continues to monitor cash balances on a daily basis and has administratively managed the flow of funds and disbursements while continuing essential governmental operations through a statewide austerity plan. Under the current cash management plan, daily cash balances are expected to fluctuate significantly.

The General Fund balances assume continued deferrals of discretionary payments through June, including school aid payments scheduled in May and early June until the State receives the tobacco securitization proceeds. Thereafter, cash balances are expected to be healthy until March of the fiscal year.

The General Fund is projected to end May with a balance of $2.15 billion. This balance, along with June receipts, will be used to make the school aid payment deferred from March on June 2 ($1.2 billion) as well as weekly Medicaid, payroll, and other critical payments. As a result, cash balances are expected to decline to very low levels by mid-June. The State expects to make the remaining May and June school aid payments ($2.5 billion) in late June upon the receipt of tobacco securitization proceeds. Absent these proceeds, General Fund resources would be insufficient to pay school aid and end the month with a positive cash balance.

The 2003-04 Enacted Budget amends State Finance Law to permit the State Comptroller to make balances in other funds and accounts temporarily available to the General Fund for intra-month cash flow needs as long as such balances can be repaid by the end of the month. This provision is set to expire on March 31, 2004.

GAAP-Basis Financial Plans. The February Financial Plan included General Fund Financial Plans prepared in accordance with Generally Accepted Accounting Principles (GAAP) for State fiscal years 2002-03 through 2005-06. The accounting principles that DOB applied in preparing the GAAP projections are consistent with those applied by the State Comptroller for the 2001-02 GAAP-basis Financial Statements. Accordingly, the projections do not reflect the impact of any pending proposals of the Governmental Accounting Standards Board, including GASB
34. The
changes mandated by GASB 34 are expected to significantly change the presentation of GAAP-basis financial results for state and local governments in 2002-03.

The General Fund GAAP Financial Plan issued as part of the February Financial Plan projected that the State would end the 2002-03 fiscal year with an operating imbalance of $2.74 billion. The operating result reflected the use of reserves in response to the World Trade Center disaster. As a result of the operating deficit, the accumulated surplus was projected to decline from $492 million at the end of 2001-02 to a $2.24 billion accumulated deficit at the end of 2002-03. Certain legislative actions, including deferring a Medicaid Cycle ($170 million), and delaying TAP payments ($104 million) are expected to negatively impact the GAAP Financial Plan.

Additionally, the deferral of $1.9 billion in spending from 2002-03 until 2003-04 is expected to increase the 2002-03 accumulated GAAP-basis deficit, since the deferred payments are expected to be accrued to the 2002-03 fiscal year. However, the tobacco settlement revenues originally anticipated in 2002-03 but now expected in 2003-04 are likely to be accrued to the 2003-04 fiscal year resulting in no net change to the accumulated GAAP deficit by the end of 2003-04.

DOB expects to update the GAAP Financial Plan estimates for 2003-04 in the First Quarterly Financial Plan Update to be issued in July 2003.

Outyear General Fund Financial Plan Projections. General Fund budget gaps for the 2004-05 and 2005-06 fiscal years have increased significantly from the 30-day projections. It is currently estimated that spending and revenue actions in the Enacted Budget in concert with events since presentation of the Executive Budget will increase gaps to over $6 billion in 2004-05 and $8 billion in 2005-06, before reflecting savings from the Fiscal Management Plan or extra Federal aid. The Fiscal Management Plan savings will be implemented in 2003-04, and these actions coupled with new Federal assistance are expected to produce recurring savings in the outyears, reducing the gaps by approximately $900 million in each year.

Future budget gaps are subject to substantial revision as additional information becomes available about the national and State economies, financial sector activity, entitlement spending and social service caseloads, and State reimbursement obligations that are driven by local government activity. Key factors include: end-of-year business tax collections; calendar year economic results; year-end financial sector bonus income data; the school aid database update in November; and quarterly Medicaid cycle trend analysis.

These factors have historically been subject to a high degree of fluctuation across the forecast period, and could produce results above or below the current projections.

The outyear gap estimates do not assume any collective bargaining salary increases. If the projected budget gap for 2004-05 is closed fully with recurring actions, the 2005-06 budget gap would be reduced to under $2 billion.

Revenues are projected to increase from the Executive Budget as a result of legislative changes by $1.4 billion in 2004-05 and $605 million in 2005-06. The revenue proposals decrease primarily because of "sunset" provisions enacted for the tax increases. New revenue actions include a personal income tax surcharge ($1.2 billion in 2004-05 and $1.0 billion in 2005-06), one-quarter percent increase in sales tax ($572 million in 2004-05 and $100 million in 2005-06), and a decoupling from Federal bonus depreciation provisions ($100 million in 2004-05 and $90 million in 2005-06). These revenue actions are offset by the loss of receipts due to the sales tax free week proposed in the Executive Budget ($315 million in 2004-05 and $435 million in 2005-06), and the intended transfer of State sales tax receipts to New York City ($170 million annually).

In addition, revenues are expected to decrease by $609 million in 2004-05 and 2005-06 primarily reflecting the impact of 2002-03 actuals and the April 2003 PIT settlement.

As compared to the Executive Budget, spending is projected to increase by $4.5 billion in 2004-05 and $4.2 billion in 2005-06. This spending increase reflects revisions based on actual results and net legislative adds to the Governor's Executive Budget, including Medicaid programs ($1.7 billion in 2004-05 and $1.5 billion in 2005-06), school aid, including revised estimates resulting from the May 15 database update ($1.4 billion in 2004-05 and 2005-06), higher education ($323 million in 2004-05 and $303 million in 2005-06), and higher general state charges primarily driven by restorations of health insurance savings initiatives and the planned payment of the full required pension bill in 2004-05 and 2005-06 ($555 million in 2004-05 and $338 million in 2005-06).

2004-05 spending grows $2.2 billion above the $2.3 billion increase in 2003-04 from the Executive Budget (for a total 2004-05 increase of $4.5 billion). This incremental growth is driven by the annualization of Medicaid restorations ($403 million), HCRA ($268 million), and the deferral of a 2003-04 Medicaid cycle into 2004-05 ($170 million), the "tail" of school aid adds and restorations including the loss of proposed BOCES and Building Aid reforms ($571 million), the May 15 school aid database revisions ($184 million), and increased fringe benefits costs including the denial of the Governor's proposed pension reforms and the restoration of proposed health insurance cost containment ($521 million).

Fiscal Management Plan savings include continuing the statewide austerity measures implemented during 2003-04, mandating agencies to eliminate, consolidate, and streamline governmental services, reducing the State workforce further, maximizing Federal aid, and planning legislative actions that may include statutory modifications to programs.

A more detailed discussion of these revenue and spending changes, as well as the Fiscal Management Plan, is described in the Overview and General Fund sections above.

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                             2002-2003 and 2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (millions of dollars)

                                                          2002-2003      2003-2004
                                                          Adjusted       Adjusted        Annual
                                                           Actual         Enacted        Change
                                                          ---------      ---------       ------
Opening fund balance                                         1,032            815          (217)
                                                           =======        =======        ======
Receipts:
Taxes:
   Personal income tax                                      16,791         16,285          (506)
   User taxes and fees                                       7,063          8,007           944
   Business taxes                                            3,380          3,498           118
   Other taxes                                                 743            771            28
Miscellaneous receipts                                       3,991          3,669          (322)
Transfers from other funds:
   PIT in excess of Revenue Bond debt service                4,215          5,125           910
   Sales tax in excess of LGAC debt service                  1,919          1,853           (66)
   Real estate taxes in excess of CW/CA debt service           263            202           (61)
   All other                                                   931            430          (501)
                                                           -------        -------        ------
   Total receipts                                           39,296         39,840           544
                                                           =======        =======        ======
Disbursements:
Grants to local governments                                 26,713         28,009         1,296
State operations                                             7,715          7,168          (547)
General State charges                                        2,732          3,199           467
Transfers to other funds:
   Debt service                                              1,496          1,583            87
   Capital projects                                            170            251            81
   State university                                             26            145           119
   Other purposes                                              661            482          (179)
                                                           -------        -------        ------
   Total disbursements                                      39,513         40,837         1,324
                                                           =======        =======        ======
Fiscal Management Plan/Federal Aid                               0            912           912
                                                           =======        =======        ======
Change in fund balance                                        (217)           (85)          132
                                                           =======        =======        ======
Closing fund balance                                           815            730           (85)
                                                           =======        =======        ======
Tax Stabilization Reserve Fund                                 710            710             0
Contingency Reserve Fund                                        20             20             0
Community Projects Fund                                         85              0           (85)

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                                    2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (millions of dollars)

                                                                                       Adjusted
                                                            30-Day        Change        Enacted
                                                           -------        ------       --------
Opening fund balance                                           805            10            815
                                                           =======        ======        =======
Receipts:
Taxes:
   Personal income tax                                      15,452           833         16,285
   User taxes and fees                                       7,508           499          8,007
   Business taxes                                            3,682          (184)         3,498
   Other taxes                                                 771             0            771
Miscellaneous receipts                                       3,579            90          3,669
Transfers from other funds:
   PIT in excess of Revenue Bond debt service                4,865           260          5,125
   Sales tax in excess of LGAC debt service                  1,999          (146)         1,853
   Real estate taxes in excess of CW/CA debt service           202             0            202
   All other                                                   379            51            430
                                                           -------        ------        -------
   Total receipts                                           38,437         1,403         39,840
                                                           =======        ======        =======
Disbursements:
Grants to local governments                                 25,780         2,229         28,009
State operations                                             7,166             2          7,168
General State charges                                        3,165            34          3,199
Transfers to other funds:
   Debt service                                              1,583             0          1,583
   Capital projects                                            206            45            251
   State university                                            145             0            145
   Other purposes                                              467            15            482
                                                           -------        ------        -------
   Total disbursements                                      38,512         2,325         40,837
                                                           =======        ======        =======
Fiscal Management Plan/Federal Aid                               0           912            912
                                                           =======        ======        =======
Change in fund balance                                         (75)          (10)           (85)
                                                           =======        ======        =======
Closing fund balance                                           730             0            730
                                                           =======        ======        =======
Tax Stabilization Reserve Fund                                 710             0            710
Contingency Reserve Fund                                        20             0             20

Note: The 30-Day opening fund balance was reduced by $198 million and the personal income tax receipts were increased by $198 million to reflect the tax refund reserve transaction.

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                             2002-2003 and 2003-2004
                              (millions of dollars)

                                                          2002-2003     2003-2004
                                                            Actual       Enacted         Change
                                                          ---------     ---------       -------
Opening fund balance                                         1,032           815           (217)
                                                           =======        ======        =======
Receipts:
Taxes:
   Personal income tax                                      16,791        16,285           (506)
   User taxes and fees                                       7,063         8,007            944
   Business taxes                                            3,380         3,498            118
   Other taxes                                                 743           771             28
Miscellaneous receipts                                       2,091         5,569          3,478
Transfers from other funds:
   PIT in excess of Revenue Bond debt service                4,215         5,125            910
   Sales tax in excess of LGAC debt service                  1,919         1,853            (66)
   Real estate taxes in excess of CW/CA debt service           263           202            (61)
   All other                                                   931           430           (501)
                                                           -------        ------        -------
   Total receipts                                           37,396        41,740          4,344
                                                           =======        ======        =======
Disbursements:
Grants to local governments                                 24,887        29,835          4,948
State operations                                             7,678         7,205           (473)
General State charges                                        2,699         3,232            533
Transfers to other funds:
   Debt service                                              1,496         1,583             87
   Capital projects                                            166           255             89
   State university                                             26           145            119
   Other purposes                                              661           482           (179)
                                                           -------        ------        -------
   Total disbursements                                      37,613        42,737          5,124
                                                           =======        ======        =======
Fiscal Management Plan/Federal Aid                               0           912            912
                                                           =======        ======        =======
Change in fund balance                                        (217)          (85)           132
                                                           =======        ======        =======
Closing fund balance                                           815           730            (85)
                                                           =======        ======        =======
Tax Stabilization Reserve Fund                                 710           710              0
Contingency Reserve Fund                                        20            20              0
Community Projects Fund                                         85             0            (85)

Note: Actuals reflect the amounts published in the Comptroller's Cash Basis Report released on April 15, 2003.

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                                    2002-2003
                              (millions of dollars)

                                                                                        Adjusted
                                                            Actual     Adjustments       Actual
                                                          ---------    -----------      --------
Opening fund balance                                         1,032             0          1,032
                                                           =======        ======        =======
Receipts:
Taxes:
   Personal income tax                                      16,791             0         16,791
   User taxes and fees                                       7,063             0          7,063
   Business taxes                                            3,380             0          3,380
   Other taxes                                                 743             0            743
Miscellaneous receipts                                       2,091         1,900          3,991
Transfers from other funds:
   PIT in excess of Revenue Bond debt service                4,215             0          4,215
   Sales tax in excess of LGAC debt service                  1,919             0          1,919
   Real estate taxes in excess of CW/CA debt service           263             0            263
   All other                                                   931             0            931
                                                           -------        ------        -------
   Total receipts                                           37,396         1,900         39,296
                                                           =======        ======        =======
Disbursements:
Grants to local governments                                 24,887         1,826         26,713
State operations                                             7,678            37          7,715
General State charges                                        2,699            33          2,732
Transfers to other funds:
   Debt service                                              1,496             0          1,496
   Capital projects                                            166             4            170
   State university                                             26             0             26
   Other purposes                                              661             0            661
                                                           -------        ------        -------
   Total disbursements                                      37,613         1,900         39,513
                                                           =======        ======        =======
Change in fund balance                                        (217)            0           (217)
                                                           =======        ======        =======
Tax Stabilization Reserve Fund                                 710             0            710
Contingency Reserve Fund                                        20             0             20
Community Projects Fund                                         85             0             85

Note: Actuals reflect the amounts published in the Comptroller's Cash Basis Report released on April 15, 2003.

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                                    2003-2004
                              (millions of dollars)

                                                                                        Adjusted
                                                           Enacted     Adjustments      Enacted
                                                          ---------    -----------      --------
Opening fund balance                                           815             0            815
                                                           =======        ======        =======
Receipts:
Taxes:
   Personal income tax                                      16,285             0         16,285
   User taxes and fees                                       8,007             0          8,007
   Business taxes                                            3,498             0          3,498
   Other taxes                                                 771             0            771
Miscellaneous receipts                                       5,569        (1,900)         3,669
Transfers from other funds:
   PIT in excess of Revenue Bond debt service                5,125             0          5,125
   Sales tax in excess of LGAC debt service                  1,853             0          1,853
   Real estate taxes in excess of CW/CA debt service           202             0            202
   All other                                                   430             0            430
                                                           -------        ------        -------
   Total receipts                                           41,740        (1,900)        39,840
                                                           =======        ======        =======
Disbursements:
Grants to local governments                                 29,835        (1,826)        28,009
State operations                                             7,205           (37)         7,168
General State charges                                        3,232           (33)         3,199
Transfers to other funds:
   Debt service                                              1,583             0          1,583
   Capital projects                                            255            (4)           251
   State university                                            145             0            145
   Other purposes                                              482             0            482
                                                           -------        ------        -------
   Total disbursements                                      42,737        (1,900)        40,837
                                                           =======        ======        =======
Fiscal Management Plan/Federal Aid                             912             0            912
                                                           =======        ======        =======
Change in fund balance                                         (85)            0            (85)
                                                           =======        ======        =======
Closing fund balance                                           730             0            730
                                                           =======        ======        =======
Tax Stabilization Reserve Fund                                 710             0            710
Contingency Reserve Fund                                        20             0             20

Note: The 30-Day opening fund balance was reduced by $198 million and the personal income tax receipts were increased by $198 million to reflect the PIT refund reserve transaction.

                             CURRENT STATE RECEIPTS
                                  GENERAL FUND
                             2002-2003 and 2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (millions of dollars)

                                           2002-2003     2003-2004
                                           Adjusted       Adjusted       Annual
                                            Actual        Enacted        Change
                                           ---------    -----------     --------
Personal income tax                          16,791        16,285          (506)
                                            -------        ------       -------
User taxes and fees                           7,063         8,007           944
                                            -------        ------       -------
Sales and use tax                             6,328         7,285           957
Cigarette and tobacco taxes                     446           425           (21)
Motor vehicle fees                               67            75             8
Alcoholic beverages taxes                       180           180             0
Alcoholic beverage control license fees          42            42             0
Business taxes                                3,380         3,498           118
                                            -------        ------       -------
Corporation franchise tax                     1,407         1,450            43
Corporation and utilities tax                   860           805           (55)
Insurance taxes                                 704           818           114
Bank tax                                        409           425            16
Other taxes                                     743           771            28
                                            -------        ------       -------
Estate tax                                      701           737            36
Gift tax                                          7             0            (7)
Real property gains tax                           5             2            (3)
Pari-mutuel taxes                                29            31             2
Other taxes                                       1             1             0
Total taxes                                  27,977        28,561           584
                                            -------        ------       -------
Miscellaneous receipts                        3,991         3,669          (322)
                                            -------        ------       -------
Total                                        31,968        32,230           262
                                            =======        ======       =======

Note: Adjusted miscellaneous receipts include $1.9 billion in tobacco securitization proceeds in 2002-03 that will be received in 2003-04.

                             CURRENT STATE RECEIPTS
                             ALL GOVERNMENTAL FUNDS
                             2002-2003 and 2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (millions of dollars)

                                           2002-2003     2003-2004
                                           Adjusted       Adjusted
                                            Actual        Enacted        Change
                                           ---------    -----------     --------
Personal income tax                          23,698        24,460           762
User taxes and fees                          10,804        11,984         1,180
Sales and use taxes                           8,796         9,956         1,160
Cigarette and tobacco taxes                     446           425           (21)
Motor fuel tax                                  544           537            (7)
Motor vehicle fees                              612           651            39
Highway use tax                                 147           149             2
Alcoholic beverage taxes                        180           180             0
Alcoholic beverage control license fees          42            42             0
Auto rental tax                                  37            44             7
Business taxes                                4,983         5,052            69
Corporation franchise tax                     1,612         1,655            43
Corporation and utilities taxes               1,091           993           (98)
Insurance taxes                                 776           903           127
Bank tax                                        481           500            19
Petroleum business taxes                      1,023         1,001           (22)
Other taxes                                   1,191         1,176           (15)
Estate tax                                      701           737            36
Gift tax                                          7             0            (7)
Real property gains tax                           5             2            (3)
Real estate transfer tax                        448           404           (44)
Pari-mutuel taxes                                29            32             3
Other taxes                                       1             1             0
Total taxes                                  40,676        42,672         1,996
Miscellaneous receipts                       16,056        17,705         1,649
Federal grants                               33,242        33,444           202
Total                                        89,974        93,821         3,847

Note: Adjusted miscellaneous receipts include $1.9 billion in tobacco securitization proceeds in 2002-03 that will be received in 2003-04.

                                  GENERAL FUND
                           TAX REFUND RESERVE ACCOUNT
                             2002-2003 AND 2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (millions of dollars)

                                   2002-2003     2003-2004
                                   Adjusted      Adjusted        Annual
                                    Actual        October        Change
                                   ---------     ---------      -------
Withholdings                         19,959        22,135        2,176
Estimated Payments                    4,855         4,780          (75)
Final Payments                        1,334         1,241          (93)
Delinquencies                           796           670         (126)
                                     ------        ------       ------
   Gross Collections                 26,944        28,826        1,882
State/City Offset                      (288)         (300)         (12)
Refund Reserve                        1,050           159         (891)
Refunds                              (4,008)(1)    (4,225)(2)     (217)
                                     ------        ------       ------
   Reported Tax Collections          23,698        24,460          762
STAR                                 (2,664)       (2,800)        (136)
RBTF                                 (4,243)       (5,375)      (1,132)
                                     ------        ------       ------
   General Fund                      16,791        16,285         (506)
                                     ======        ======       ======

Net personal income tax collections are affected by transactions in the tax refund reserve account. The tax refund reserve account is used to hold moneys designated to pay tax refunds. The Comptroller deposits receipts into this account at the discretion of the Commissioner of Taxation and Finance. The deposit of moneys into the account during a fiscal year has the effect of reducing receipts for the fiscal year, and the withdrawal of moneys from the account has the effect of increasing receipts in the fiscal year of withdrawal. The tax refund reserve account also includes amounts made available as a result of the LGAC financing program. Beginning in 1998-99, a portion of personal income tax collections is deposited directly in the School Tax Reduction (STAR) Fund and used to make payments to reimburse local governments for their revenue decreases due to the STAR program.

Note 1: Reflects the payment of the balance of refunds on 2001 liability and payment of $960 million of calendar year 2002 refunds in the last quarter of the State's 2002-03 fiscal year and a balance in the Tax Refund Reserve Account of $627 million.

Note 2: Reflects the payment of the balance of refunds on 2002 liability and the projected payment of $960 million of calendar year 2003 refunds in the last quarter of the State's 2003-04 fiscal year and a projected balance in the Tax Refund Reserve Account of $468 million.

                               CASH FINANCIAL PLAN
                                   STATE FUNDS
                                    2003-2004
                              (millions of dollars)

                                                         Special      Capital        Debt
                                           General       Revenue      Projects      Service        (MEMO)
                                            Fund          Funds         Funds        Funds         Total
                                           -------       -------      --------      -------       -------
Opening fund balance                           815           894         (560)          158         1,307
                                           =======       =======       ======       =======       =======
Receipts:
Taxes                                       28,561         4,401        1,765         7,945        42,672
Miscellaneous receipts                       5,569         9,880        3,232           702        19,383
Federal grants                                   0             0            0             0             0
                                           -------       -------       ------       -------       -------
   Total receipts                           34,130        14,281        4,997         8,647        62,055
                                           =======       =======       ======       =======       =======
Disbursements:
Grants to local governments                 29,835        10,191        1,095             0        41,121
State operations                             7,205         4,561            0             8        11,774
General State charges                        3,232           410            0             0         3,642
Debt service                                     0             0            0         3,387         3,387
Capital projects                                 0             2        3,061             0         3,063
                                           -------       -------       ------       -------       -------
   Total disbursements                      40,272        15,164        4,156         3,395        62,987
                                           =======       =======       ======       =======       =======
Other financing sources (uses):
Transfers from other funds                   7,610           801          401         4,844        13,656
Transfers to other funds                    (2,465)         (231)      (1,068)      (10,093)      (13,857)
Bond and note proceeds                           0             0          248             0           248
                                           -------       -------       ------       -------       -------
   Net other financing sources (uses)        5,145           570         (419)       (5,249)           47
                                           =======       =======       ======       =======       =======
Fiscal Management Plan/Federal Aid             912             0            0             0           912
                                           =======       =======       ======       =======       =======
Change in fund balance                         (85)         (313)         422             3            27
                                           =======       =======       ======       =======       =======
Closing fund balance                           730           581         (138)          161         1,334
                                           =======       =======       ======       =======       =======

                               CASH FINANCIAL PLAN
                                   STATE FUNDS
                                    2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (millions of dollars)

                                                         Special      Capital        Debt
                                           General       Revenue      Projects      Service        (MEMO)
                                            Fund          Funds         Funds        Funds         Total
                                           -------       -------      --------      -------       -------
Opening fund balance                           815           894         (560)          158         1,307
                                           =======       =======       ======       =======       =======
Receipts:
Taxes                                       28,561         4,401        1,765         7,945        42,672
Miscellaneous receipts                       3,669         9,880        3,232           702        17,483
Federal grants                                   0             0            0             0             0
                                           -------       -------       ------       -------       -------
   Total receipts                           32,230        14,281        4,997         8,647        60,155
                                           =======       =======       ======       =======       =======

Grants to local governments                 28,009        10,191        1,095             0        39,295
State operations                             7,168         4,561            0             8        11,737
General State charges                        3,199           410            0             0         3,609
Debt service                                     0             0            0         3,387         3,387
Capital projects                                 0             2        3,057             0         3,059
                                           -------       -------       ------       -------       -------
   Total disbursements                      38,376        15,164        4,152         3,395        61,087
                                           =======       =======       ======       =======       =======
Other financing sources (uses):
Transfers from other funds                   7,610           801          397         4,844        13,652
Transfers to other funds                    (2,461)         (231)      (1,068)      (10,093)      (13,853)
Bond and note proceeds                           0             0          248             0           248
                                           -------       -------       ------       -------       -------
   Net other financing sources (uses)        5,149           570         (423)       (5,249)           47
                                           =======       =======       ======       =======       =======
Fiscal Management Plan/Federal Aid             912             0            0             0           912
                                           =======       =======       ======       =======       =======
Change in fund balance                         (85)         (313)         422             3            27
                                           =======       =======       ======       =======       =======
Closing fund balance                           730           581         (138)          161         1,334
                                           =======       =======       ======       =======       =======

                               CASH FINANCIAL PLAN
                             ALL GOVERNMENTAL FUNDS
                                    2003-2004
                              (millions of dollars)

Opening fund balance                           815           986         (791)          158         1,168
                                           =======       =======       ======       =======       =======

Taxes                                       28,561         4,401        1,765         7,945        42,672
Miscellaneous receipts                       5,569        10,102        3,232           702        19,605
Federal grants                                   0        31,806        1,638             0        33,444
                                           -------       -------       ------       -------       -------
   Total receipts                           34,130        46,309        6,635         8,647        95,721
                                           =======       =======       ======       =======       =======

Grants to local governments                 29,835        38,677        1,312             0        69,824
State operations                             7,205         7,790            0             8        15,003
General State charges                        3,232           576            0             0         3,808
Debt service                                     0             0            0         3,387         3,387
Capital projects                                 0             2        4,350             0         4,352
                                           -------       -------       ------       -------       -------
   Total disbursements                      40,272        47,045        5,662         3,395        96,374
                                           =======       =======       ======       =======       =======

Other financing sources (uses):
Transfers from other funds                   7,610         3,221          401         4,844        16,076
Transfers to other funds                    (2,465)       (2,594)      (1,200)      (10,093)      (16,352)
Bond and note proceeds                           0             0          248             0           248
                                           -------       -------       ------       -------       -------
   Net other financing sources (uses)        5,145           627         (551)       (5,249)          (28)
                                           =======       =======       ======       =======       =======
Fiscal Management Plan/Federal Aid             912             0            0             0           912
                                           =======       =======       ======       =======       =======
Change in fund balance                         (85)         (109)         422             3           231
                                           =======       =======       ======       =======       =======
Closing fund balance                           730           877         (369)          161         1,399
                                           =======       =======       ======       =======       =======

                               CASH FINANCIAL PLAN
                             ALL GOVERNMENTAL FUNDS
                                    2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (millions of dollars)

                                                         Special      Capital        Debt
                                           General       Revenue      Projects      Service        (MEMO)
                                            Fund          Funds         Funds        Funds         Total
                                           -------       -------      --------      -------       -------
Opening fund balance                           815           986         (791)          158         1,168
                                           =======       =======       ======       =======       =======
Receipts:
Taxes                                       28,561         4,401        1,765         7,945        42,672
Miscellaneous receipts                       3,669        10,102        3,232           702        17,705
Federal grants                                   0        31,806        1,638             0        33,444
                                           -------       -------       ------       -------       -------
   Total receipts                           32,230        46,309        6,635         8,647        93,821
                                           =======       =======       ======       =======       =======
Disbursements:
Grants to local governments                 28,009        38,677        1,312             0        67,998
State operations                             7,168         7,790            0             8        14,966
General State charges                        3,199           576            0             0         3,775
Debt service                                     0             0            0         3,387         3,387
Capital projects                                 0             2        4,346             0         4,348
                                           -------       -------       ------       -------       -------
   Total disbursements                      38,376        47,045        5,658         3,395        94,474
                                           =======       =======       ======       =======       =======
Other financing sources (uses):
Transfers from other funds                   7,610         3,221          397         4,844        16,072
Transfers to other funds                    (2,461)       (2,594)      (1,200)      (10,093)      (16,348)
Bond and note proceeds                           0             0          248             0           248
                                           -------       -------       ------       -------       -------
   Net other financing sources (uses)        5,149           627         (555)       (5,249)          (28)
                                           =======       =======       ======       =======       =======
Fiscal Management Plan/Federal Aid             912             0            0             0           912
                                           =======       =======       ======       =======       =======
Change in fund balance                         (85)         (109)         422             3           231
                                           =======       =======       ======       =======       =======
Closing fund balance                           730           877         (369)          161         1,399
                                           =======       =======       ======       =======       =======

                               CASH FINANCIAL PLAN
                              SPECIAL REVENUE FUNDS
                                    2003-2004
                              (millions of dollars)

                                                State      Federal      Total
                                               -------     -------     -------
      Opening fund balance                         894          92         986
                                               =======     =======     =======
      Receipts:
      Taxes                                      4,401           0       4,401
      Miscellaneous receipts                     9,880         222      10,102
      Federal grants                                 0      31,806      31,806
                                               -------     -------     -------
         Total receipts                         14,281      32,028      46,309
                                               =======     =======     =======
      Disbursements:
      Grants to local governments               10,191      28,486      38,677
      State operations                           4,561       3,229       7,790
      General State charges                        410         166         576
      Debt service                                   0           0           0
      Capital projects                               2           0           2
                                               -------     -------     -------
         Total disbursements                    15,164      31,881      47,045
                                               =======     =======     =======
      Other financing sources (uses):
      Transfers from other funds                   801       2,420       3,221
      Transfers to other funds                    (231)     (2,363)     (2,594)
      Bond and note proceeds                         0           0           0
                                               -------     -------     -------
         Net other financing sources (uses)        570          57         627
                                               =======     =======     =======
      Change in fund balance                      (313)        204        (109)
                                               =======     =======     =======
      Closing fund balance                         581         296         877
                                               =======     =======     =======

                               CASH FINANCIAL PLAN
                             CAPITAL PROJECTS FUNDS
                                    2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (millions of dollars)

                                                State      Federal      Total
                                               -------     -------     -------
      Opening fund balance                        (560)       (231)       (791)
                                               =======     =======     =======
      Receipts:
      Taxes                                      1,765           0       1,765
      Miscellaneous receipts                     3,232           0       3,232
      Federal grants                                 0       1,638       1,638
                                               -------     -------     -------
         Total receipts                          4,997       1,638       6,635
                                               =======     =======     =======
      Disbursements:
      Grants to local governments                1,095         217       1,312
      State operations                               0           0           0
      General State charges                          0           0           0
      Debt service                                   0           0           0
      Capital projects                           3,057       1,289       4,346
                                               -------     -------     -------
         Total disbursements                     4,152       1,506       5,658
                                               =======     =======     =======
      Other financing sources (uses):
      Transfers from other funds                   397           0         397
      Transfers to other funds                  (1,068)       (132)     (1,200)
      Bond and note proceeds                       248           0         248
                                               -------     -------     -------
         Net other financing sources (uses)       (423)       (132)       (555)
                                               =======     =======     =======
      Change in fund balance                       422           0         422
                                               =======     =======     =======
      Closing fund balance                        (138)       (231)       (369)
                                               =======     =======     =======

                                    CASH FLOW
                                  GENERAL FUND
                                    2003-2004
                              (millions of dollars)

                                           April      May       June
                                           -----    ------     ------
            Opening fund balance             815     2,786      2,145
                                           =====    ======     ======

            Receipts:
            Taxes:
               Personal income tax         2,811       304      1,582
               Sales tax                     450       462        737
               User taxes and fees           103        56         59
               Business taxes                 56      (128)       722
               Other taxes                    49        67         73
            Miscellaneous receipts            70       103      2,239
            Transfers from other funds       898       330        782
                                           -----    ------     ------
               Total receipts              4,437     1,194      6,194
                                           =====    ======     ======

            Disbursements:
            Grants to local governments    1,462       694      5,284
            State operations                 743       814        611
            General State charges             32       241        236
            Transfers to other funds         229        86        350
                                           -----    ------     ------
               Total disbursements         2,466     1,835      6,481
                                           =====    ======     ======
            Change in fund balance         1,971      (641)      (287)
                                           =====    ======     ======
            Closing fund balance           2,786     2,145      1,858
                                           =====    ======     ======

Special Considerations. Many complex political, social, and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. DOB believes that its current estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast. For a discussion of the DOB economic forecast, see the sections entitled "Economic and Demographics," "Current Fiscal Year - National Economy" and "Current Fiscal Year - State Economy" in this AIS.

Based on current projections, the 2003-04 Financial Plan depends in part on the implementation of a fiscal management plan to maintain budget balance in the current fiscal year. The plan currently under development by DOB is expected to contain a range of actions that can be implemented administratively, as well as proposals that may require legislative approval. The fiscal management plan will also integrate savings from the Federal aid package enacted by Congress on May 23, 2003. DOB estimates the Federal package will provide the State and localities a total of $2.1 billion in fiscal relief over the next two State fiscal years, consisting of a temporary 2.95 percent increase in the Federal matching rate for State Medicaid expenditures (valued at $1.5 billion) and unrestricted aid payments (valued at $645 million). The Federal aid is expected to enhance the State's flexibility in preparing the fiscal management plan and maintaining a balanced budget in the 2003-04 fiscal year. DOB expects to incorporate the fiscal management plan into the Financial Plan projections by the release of the First Quarterly Update to the Financial Plan.

The Executive is reviewing legal questions surrounding certain actions taken by the Legislature in enacting the 2003-04 budget. The State Constitution provides that the Legislature may not alter an appropriation bill submitted by the Governor except to strike out or reduce items, or to add appropriations that are stated separately and distinctly from the original appropriations. A number of court cases have interpreted and clarified the Legislature's powers to act on the appropriations contained in the Executive Budget (see the section entitled "Litigation" for a discussion of two ongoing cases). In light of the provisions of the State Constitution and existing case law, the Executive believes that the Legislature, in enacting changes to the Governor's Executive Budget for 2003-04, may have acted in a manner that violates State constitutional and statutory requirements.

Labor contracts between the State and most State employee unions expired on March 31, 2003 and collective bargaining negotiations are underway on a new round of contracts. The Financial Plan contains no reserves to finance potential new costs related to any new labor agreements. DOB projects that every one percent increase in salaries for all State employees would result in a General Fund Financial Plan cost of approximately $80 million.

DOB expects the State's cash flow position to experience pressure in the first quarter of the 2004-05 fiscal year. A number of administrative options are available to DOB to manage General Fund cash flow needs during any fiscal year. The State is prohibited from issuing seasonal notes in the public credit markets to finance cash flow needs, unless the State satisfies certain restrictive conditions imposed under the Local Government Assistance Corporation ("LGAC") statute and related bond covenants. For a discussion of the LGAC restrictions, see the section entitled "Debt and Other Financing Activities - Local Government Assistance Corporation" in this AIS.

An ongoing risk to the Financial Plan arises from the potential impact of certain litigation and Federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. For example, the Federal government has issued a draft disallowance for certain claims, and deferred the payment of other claims, submitted by school districts related to school supportive health services. It is unclear at this time what impact, if any, such disallowances may have on the State Financial Plan in the current year or in the future. The Financial Plan assumes no significant Federal disallowances or other Federal actions that could adversely affect State finances. For more information on certain litigation pending against the State, see the section entitled "Litigation" in this AIS.

In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year. To help guard against such risks, the State is maintaining a total of $730 million in General Fund reserves, after implementation of the fiscal management plan.

PART C. OTHER INFORMATION

Item 23.    Exhibits.

            All Exhibits listed below have been previously filed and are incorporated herein by reference, except Exhibits marked with an asterisk (*), which are filed herewith.

(a) Articles Supplementary dated May 24, 1999. (Incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed on May 28, 1999.)

(a)(1) Amended and Restated Articles of Incorporation of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(b) Amended and Restated By-laws of the Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)


(b)(1) Amended By-laws of the Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed on January 28, 2003.)


(c)         Copy of Specimen certificate of Capital Stock for Class D Shares.
            (Incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed on January 27, 1998.)

(d) Management Agreement between the Registrant and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(e) Addendum to Sales/Bank Agreement. (Incorporated by reference to Registrant's Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(e)(1) Form of Bank Agreement between Seligman Advisors, Inc. and Banks. (Incorporated by reference to Registrant's Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(e)(2) Distributing Agreement between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(e)(3) Sales Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)


(e)(4) Form of Amended Sales Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed on January 28, 2003.)


(f)         Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated.
            (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)


(f)(1) Deferred Compensation Plan for Directors. (Incorporated by reference to Exhibit (f) of Post-Effective Amendment No. 1 of the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)


(g) Custodian Agreement between Registrant and Investors Fiduciary Trust Company. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(h)         Not applicable.

(i)         Opinion and Consent of Counsel in respect of Class C shares.
            (Incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed on May 28, 1999.)

(i)(1) Opinion and Consent of Counsel. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(j)         *Consent of Independent Auditors.


(j)(1)      *Consent of Colorado Counsel.


(j)(2)      *Consent of Georgia Counsel.


(j)(3)      *Consent of Louisiana Counsel.


(j)(4)      *Consent of Maryland Counsel.

(j)(5)      *Consent of Massachusetts Counsel.

(j)(6)      *Consent of Michigan Counsel.

(j)(7)      *Consent of Minnesota Counsel.

(j)(8)      *Consent of Missouri Counsel.

(j)(9)      *Opinion and Consent of New York Counsel.

(j)(10)     *Consent of Ohio Counsel.

(j)(11)     *Opinion and Consent of Oregon Counsel.

(j)(12)     *Consent of South Carolina Counsel.

(k)         Not applicable.

(l)         Form of Purchase Agreement for Initial Capital for Class C shares.
            (Incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed on May 28, 1999.)

(l)(1) Purchase Agreement for Initial Capital for Class D shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(m) Amended Administration, Shareholder Services and Distribution Plan of the Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed on May 28, 1999.)

(m)(1) Amended Administration, Shareholder Services and Distribution Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)


(m)(2) Amended Administration, Shareholder Services and Distribution Plan of the Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed on January 28, 2003.)

(m)(3) Form of Services Agreement between Morgan Stanley Dean Witter and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(3) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(4) Form of Selected Dealer Agreement between Merrill Lynch and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(4) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(5) Form of Services Agreement between Oppenheimer & Co., Inc and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(5) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(6) Form of Services Agreement between Paine Webber Incorporated and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(6) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(7) Form of Services Agreement among Fidelity Brokerage Services, LLC, National Financial Services, LLC, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(7) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(8) Form of Participation Agreement between Salomon Smith Barney Inc. and Seligman Advisors, Inc. (Incorporated by reference to Exhibit
            (m)(8) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(9) Form of Services Agreement between Charles Schwab & Co., Inc., the Registrant, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(9) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(10) Form of Mutual Fund Dealer Agreement between Seligman Advisors, Inc. and Smith Barney Inc. (Incorporated by reference to Exhibit (m)(10) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)


(n) Rule 18f-3 Plan. Plan of Multiple Classes of Shares (three Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed on May 28, 1999.)


(p)         Code of Ethics of the Registrant and J. & W. Seligman & Co.
            Incorporated, Seligman Advisors, Inc. and affiliates. (Incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(Other Exhibits:)       *(a)  Power of Attorney for Robert B. Catell.


                        (b) Power of Attorney for Leroy C. Richie. (Incorporated by reference to Registrant's Post-Effective Amendment No. 38 filed on January 28, 2002.)

                        (c) Powers of Attorney. (Incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed on January 27, 1998.)

Item 24.    Persons Controlled by or Under Common Control with Registrant. None.

Item 25. Indemnification. Reference is made to the provisions of Articles Twelfth and Thirteenth of Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 24(b)(1) and Article IV of Registrant's Amended and Restated By-laws filed as Exhibit 24(b)(2) to Registrant's Post-Effective Amendment No. 30 to the Registration Statement.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act as is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser. J. & W. Seligman & Co. Incorporated, a Delaware corporation (Seligman), is the Registrant's investment manager and is an investment adviser registered under the Investment Advisors Act of 1940, as amended (Advisors Act). The list required by this Item 26 of officers and directors of Seligman, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by Seligman pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-15798) on March 28, 2003.


Item 27.    Principal Underwriters.


(a) The names of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter are: Seligman Capital Fund, Inc. Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc., Seligman High Income Fund, Inc., Seligman Income and Growth Fund, Inc., Seligman Investment Grade Fixed Income Fund, Inc., Seligman LaSalle Real Estate Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Time Horizon/Harvester Series, Inc., Seligman Value Fund Series, Inc.


(b) Name of each director, officer or partner of Registrant's principal underwriter named in response to Item 20.


                                                   Seligman Advisors, Inc.
                                                   As of December 31, 2003
                                                   -----------------------

                (1)                                  (2)                                           (3)
        Name and Principal                  Positions and Offices                        Positions and Offices
        Business Address                    with Underwriter                             with Registrant
        ----------------                    ----------------                             ---------------
        William C. Morris*                  Chairman of the Board and Director           Chairman of the Board
        Brian T. Zino*                      Director                                     President, Director and Chief Executive
                                                                                         Officer
        David F. Stein*                     Director                                     None
        Stephen J. Hodgdon*                 President and Director                       None
        Rodney G.D. Smith*                  Director                                     None
        Charles W. Kadlec*                  Managing Director, Chief Investment          None
                                            Strategist
        Andrew S. Veasy*                    Managing Director, Sales                     None
        Thomas G. Rose*                     Senior Vice President, Finance               Vice President
        James R. Besher*                    Senior Vice President, Divisional            None
                                            Sales Director
        Gerald I. Cetrulo, III*             Senior Vice President, Sales                 None
        Arthur A. Condron*                  Senior Vice President, Offshore              None
                                            Sales & Administration
        Matthew A. Digan*                   Senior Vice President, Domestic              None
                                            Funds
        Kenneth J. Dougherty*               Senior Vice President, Sales                 None
        Jonathan G. Evans*                  Senior Vice President, Sales                 None
        T. Wayne Knowles*                   Senior Vice President, Divisional            None
                                            Sales Director

                                                   Seligman Advisors, Inc.
                                                   As of December 31, 2003
                                                   -----------------------

                (1)                                  (2)                                           (3)
        Name and Principal                  Positions and Offices                        Positions and Offices
        Business Address                    with Underwriter                             with Registrant
        ----------------                    ----------------                             ---------------
        Joseph Lam                          Senior Vice President, Regional              None
        Seligman International Inc.         Director, Asia
        Suite 1133, Central Building
        One Pedder Street
        Central Hong Kong
        Michelle L. Rappa*                  Senior Vice President, Retirement            None
                                            Plans
        Ronald W. Pond*                     Senior Vice President                        None
        Thomas P. Parnell*                  Senior Vice President, Sales
        J. Jeffery Rold*                    Senior Vice President, Divisional            None
                                            Sales Director
        Richard M. Potocki*                 Managing Director                            None
        Jorge Fernando Sanchez-Alcazar      Senior Vice President, Regional              None
        Seligman International, Inc.        Director, Latin America
        Av. Alicia M. de Justo 1148
        Fourth Floor #407B
        C1107AAX Buenos Aires, Argentina
        James C. Taylor*                    Senior Vice President, Sales                 None
        Bruce M. Tuckey*                    Senior Vice President, Sales                 None
        Mason S. Flinn*                     Senior Vice President, National              None
                                            Sales Manager of Retirement Plans
        Anna R. Brogan*                     Vice President, Regional Retirement          None
                                            Plans Manager
        Nicole Christiansen*                Vice President, Sales Administration         None
                                            and Planning
        Peter Campagna*                     Vice President, Portfolio Advisory,          None
                                            Managed Money
        Jeffrey S. Dean*                    Vice President, Business Analysis            None
        Helen Delman*                       Vice President, Product Manager              None
        April S. Ferrell*                   Vice President, National Accounts            None
                                            Manager
        Timothy J. Kelly*                   Vice President, Manager Internal             None
                                            Sales
        David W. Mountford*                 Vice President, Regional Retirement          None
                                            Plans Manager
        Jeffery C. Pleet*                   Vice President, Regional Retirement          None
                                            Plans Manager
        Craig S. Prichard*                  Vice President, Regional Sales               None
        Nicholas C. Roberts*                Vice President, Senior National              None
                                            Accounts Manager
        Steven J. Ralff*                    Vice President, Product Manager              None
        Paula A. Smith*                     Vice President, Product Manager 529          None
        John T. Szwed*                      Vice President, Product Manager              None
        Gary A. Terpening*                  Vice President, Director of Business         None
                                            Development
        Edward W. Urban*                    Vice President, Product Manager              None
        Joseph J. Williams, Jr.*            Vice President, Portfolio Advisor,           None
                                            Managed Money
        William DeSanto*                    Vice President, Portfolio Advisor,           None
                                            Managed Money

                                                   Seligman Advisors, Inc.
                                                   As of December 31, 2003
                                                   -----------------------

                (1)                                  (2)                                           (3)
        Name and Principal                  Positions and Offices                        Positions and Offices
        Business Address                    with Underwriter                             with Registrant
        ----------------                    ----------------                             ---------------
        Edward S. Finocchiaro               Vice President, Regional Sales               None
        120 Screenhouse Lane
        Duxbury, MA  02332
        S. William Lehew, III               Vice President, Regional Sales               None
        9900 Lampkin Park Drive
        Charlotte, NC  28269
        Mike Loftus                         Vice President, Regional Sales               None
        1625 Larimer, Unit 1002
        Denver, CO  80202
        Judith L. Lyon                      Vice President, Regional Sales               None
        7105 Harbour Landing
        Alpharetta, GA  30005
        Sean Maher                          Vice President, Regional Sales               None
        79 Compo Road
        Westport, CT  06880
        Leslie A. Mudd                      Vice President, Regional Sales               None
        9234 N. 115th Street
        Scottsdale, AZ  85259
        Thomas P. Parnell                   Vice President, Regional Sales               None
        1575 Edgecomb Road
        St. Paul, MN  55116
        John H. Pierucki                    Vice President, Regional Sales               None
        1307 Old Pond Lane
        Matthew, NC  28105
        Gregg Angelillo                     Assistant Vice President, Regional           None
        205 Hudson Street, Apt 910          Sales
        Hoboken, NJ  07030
        Frank J. Nasta*                     Corporate Secretary                          Secretary
        Albert A. Pisano*                   Vice President and Director of Compliance    None
        Katherine J. Shelter*               Treasurer                                    None
        Sandra G. Floris*                   Assistant Vice President, Order Desk         None
        Keith R. Landry*                    Assistant Vice President, Order Desk         None
        Marcie L. Blanco*                   Assistant Vice President, Retirement         None
                                            Plans Consultant
        Thomas R. Bowen, Jr.*               Assistant Vice President, Internal Sales     None
        Emily Calcagno*                     Assistant Vice President                     None
        Paula S. Chan*                      Assistant Vice President, Marketing          None
                                            Specialist
        Paul B. Goucher*                    Assistant Corporate Secretary                None
        Julie S. Rosenberg*                 Assistant Treasurer                          None
        Brian C. Kelleher*                  Assistant Vice President, Regional           None
                                            Sales


* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

(c)         Not Applicable.

Item 28. Location of Accounts and Records. The accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are kept in the possession of J. & W. Seligman & Co. Incorporated at its offices at 100 Park Avenue, New York, NY 10017 or at the following locations:
            (1) State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105, custodian of the Registrant's cash and securities and agent performing certain accounting and record-keeping functions relating to portfolio transactions and calculating the net asset value of the Registrant, and (2) Seligman Data Corp., 100 Park Avenue, New York, NY 10017, shareholder service agent, who maintains shareholder records for the Registrant.


Item 29.    Management Services. Not Applicable.


Item 30.    Undertakings. Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 40 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 28th day of January, 2004.

                                        SELIGMAN MUNICIPAL FUND SERIES, INC.


                                        By: /s/ Brian T. Zino
                                            ----------------------------------
                                                Brian T. Zino, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 40 has been signed below by the following persons in the capacities indicated on January 28, 2004.

Signature                               Title
---------                               -----


/s/ Brian T. Zino                       President, Director and Chief Executive
---------------------------------       Officer (Principal Executive Officer)
Brian T. Zino


/s/ William C. Morris                   Chairman of the Board and Director
---------------------------------
William C. Morris


/s/ Lawrence P. Vogel                   Treasurer (Principal Financial and
---------------------------------       Accounting Officer)
Lawrence P. Vogel

Robert B. Catell, Director       )
John R. Galvin, Director         )
Alice S. Ilchman, Director       )
Frank A. McPherson, Director     )
John E. Merow, Director          )      /s/ Brian T. Zino
Betsy S. Michel, Director        )      ------------------------------------
Leroy C. Richie, Director        )          Brian T. Zino, Attorney in Fact
Robert L. Shafer, Director       )
James N. Whitson, Director       )

                      SELIGMAN MUNICIPAL FUND SERIES, INC.
                     Post-Effective Amendment No. 40 to the
                       Registration Statement on Form N-1A

                                  EXHIBIT INDEX

Form N-1A Item No.                      Description
------------------                      -----------

Item 23(j)                              Consent of Independent Auditors.

Item 23(j)(1)                           Consent of Colorado Counsel.

Item 23(j)(2)                           Consent of Georgia Counsel.

Item 23(j)(3)                           Consent of Louisiana Counsel.

Item 23(j)(4)                           Consent of Maryland Counsel.

Item 23(j)(5)                           Consent of Massachusetts Counsel.

Item 23(j)(6)                           Consent of Michigan Counsel.

Item 23(j)(7)                           Consent of Minnesota Counsel.

Item 23(j)(8)                           Consent of Missouri Counsel.

Item 23(j)(9)                           Opinion and Consent of New York Counsel.

Item 23(j)(10)                          Consent of Ohio Counsel.

Item 23(j)(11)                          Opinion and Consent of Oregon Counsel.

Item 23(j)(12)                          Consent of South Carolina Counsel.

(Other Exhibits)                        Power of Attorney for Robert B. Catell.